UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8326

MFS VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Variable Insurance TrustSM

Annual report

MFS® Investors Growth Stock Series

12/31/07

VGS-ANN

MFS® INVESTORS GROWTH STOCK SERIES

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	3.0%
Google, Inc., “A”	2.8%
Cisco Systems, Inc.	2.5%
Oracle Corp.	2.5%
Genzyme Corp.	2.2%
Procter & Gamble Co.	2.2%
Amdocs Ltd.	2.2%
State Street Corp.	2.1%
Medtronic, Inc.	2.1%
Roche Holding AG	2.0%

Equity sectors
Technology	23.8%
Health Care	18.6%
Financial Services	10.3%
Consumer Staples	9.1%
Retailing	9.0%
Industrial Goods & Services	7.0%
Special Products & Services	5.7%
Energy	5.6%
Leisure	4.6%
Utilities & Communications	1.8%
Transportation	1.1%
Basic Materials	1.1%
Autos & Housing	0.8%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Investors Growth Stock Series (the “fund”) provided a total return of 11.36%, while Service Class shares provided a total return of 11.02%. These compare with a return of 11.81% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Detractors from performance

Stock selection in the health care sector detracted from the fund’s performance relative to the Russell 1000 Growth Index. Pharmaceutical and diagnostic company Roche Holding(aa) (Switzerland), biotechnology firm Amgen, and eye care medical products maker Advanced Medical Optics were among the fund’s largest detractors within this sector. Shares of Advanced Medical Optics suffered a steady decline during the period due to several recalls of its lens solutions products. This resulted in a dramatic decrease in eye care sales. Shares of Amgen also suffered, in part, due to studies that raised concerns about the safety profile of the company’s anemia drug Aranesp. Not owning strong-performing pharmaceutical giant Merck also dampened relative results.

An underweighted position in the basic materials sector also hindered relative returns. Our positioning in strong-performing agrichemical products company Monsanto(g) was the principal negative factor in this sector, as we missed most of the significant appreciation in this stock.

Several individual securities in other sectors that dampened relative results included investment management and banking firm UBS(aa) (Switzerland), billing software company Amdocs, discount retailer Family Dollar Stores(g), and office supply superstore operator Staples. Our underweighted position in computer and personal electronics maker Apple also held back results as this benchmark constituent turned in strong performance over the reporting period.

Contributors to performance

Security selection in the retailing sector contributed to the fund’s relative performance. Avoiding poor-performing home improvement retailer Home Depot was the principal positive factor in this sector.

Our underweighted position and stock selection in the autos and housing sector boosted relative returns. No individual holdings within this sector were among the fund’s top contributors.

Stock selection in the utilities and communications sector benefited relative results. Wireless communications firm America Movil(aa) (Mexico) was a positive contributor in this sector. America Movil’s shares rose as the company reported strong earnings which exceeded investors’ expectations as well as continued strength in subscriber growth and stable average revenue per user.

Several individual securities in other sectors that also aided relative returns included financial exchange Deutsche Boerse(aa) (Germany), aerospace metal parts manufacturer Precision Castparts, credit card transactions processor First Data(g), network equipment manufacturer Juniper Networks, enterprise software giant Oracle, and food company Nestle(aa) (Switzerland). Elsewhere, offshore drilling company Noble and global integrated energy company Hess(aa) were strong performers over the period.

3

Management review – continued

During the reporting period, currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Jeffrey Constantino	Stephen Pesek	Maureen Pettirossi
Portfolio Manager	Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment(t)

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	5/03/99	11.36%	10.95%	2.26%
Service Class	5/01/00	11.02%	10.66%	1.95%

Comparative Index

Russell 1000 Growth Index (f)	11.81%	12.11%	(0.17)%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the fund’s investment operations, May 3, 1999, through the stated period end.

Index Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period, July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table is meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	0.85%	$1,000.00	$1,036.80	$4.36
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
Service Class	Actual	1.10%	$1,000.00	$1,035.80	$5.64
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.5%
Aerospace – 2.8%
Precision Castparts Corp.	26,620	$3,692,195
United Technologies Corp.	115,630	8,850,320

		$12,542,515

Alcoholic Beverages – 1.4%
Diageo PLC	292,580	$6,262,809

Apparel Manufacturers – 2.9%
LVMH Moet Hennessy Louis Vuitton S.A.	61,930	$7,443,391
NIKE, Inc., “B”	86,090	5,530,422

		$12,973,813

Automotive – 0.8%
Bayerische Motoren Werke AG	58,430	$3,608,116

Biotechnology – 4.2%
Amgen, Inc. (a)	43,880	$2,037,787
Celgene Corp. (a)	39,910	1,844,241
Genentech, Inc. (a)	29,830	2,000,698
Genzyme Corp. (a)	129,820	9,663,801
Millipore Corp. (a)(l)	42,650	3,121,127

		$18,667,654

Broadcasting – 2.0%
News Corp., “A”	233,720	$4,788,923
Omnicom Group, Inc.	88,440	4,203,553

		$8,992,476

Brokerage & Asset Managers – 3.6%
Bolsa de Mercadorias & Futuros (a)	17,400	$244,382
Charles Schwab Corp.	229,390	5,860,915
Deutsche Boerse AG	31,450	6,207,630
Franklin Resources, Inc.	7,140	817,030
ICAP PLC	185,660	2,672,194

		$15,802,151

Business Services – 4.5%
Amdocs Ltd. (a)	278,180	$9,588,865
Automatic Data Processing, Inc.	65,930	2,935,863
Fidelity National Information Services, Inc.	47,040	1,956,394
Western Union Co.	219,280	5,324,118

		$19,805,240

Cable TV – 0.9%
Comcast Corp., “A” (a)	219,465	$4,007,431

Computer Software – 6.7%
Citrix Systems, Inc. (a)	75,830	$2,882,298
Microsoft Corp.	370,400	13,186,240
Oracle Corp. (a)	491,360	11,094,909
VeriSign, Inc. (a)	68,460	2,574,781

		$29,738,228

Computer Software – Systems – 4.3%
Apple Computer, Inc. (a)	29,800	$5,902,784
Dell, Inc. (a)	142,350	3,488,999
EMC Corp. (a)	200,040	3,706,741

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – Systems – continued
International Business Machines Corp.	33,810	$3,654,861
Network Appliance, Inc. (a)	94,610	2,361,466

		$19,114,851

Consumer Goods & Services – 4.0%
Apollo Group, Inc., “A” (a)	29,440	$2,065,216
Colgate-Palmolive Co.	37,290	2,907,128
eBay, Inc. (a)	100,410	3,332,608
Procter & Gamble Co.	131,443	9,650,545

		$17,955,497

Electrical Equipment – 4.2%
Danaher Corp.	98,750	$8,664,325
General Electric Co.	178,580	6,619,961
W.W. Grainger, Inc. (l)	37,720	3,301,254

		$18,585,540

Electronics – 6.2%
Intel Corp.	326,000	$8,691,160
Intersil Corp., “A”	91,020	2,228,170
KLA-Tencor Corp. (l)	83,350	4,014,136
National Semiconductor Corp. (l)	113,090	2,560,358
Samsung Electronics Co. Ltd., GDR	18,447	5,353,587
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	486,621	4,846,745

		$27,694,156

Energy – Integrated – 2.7%
Exxon Mobil Corp.	75,530	$7,076,406
Hess Corp.	25,200	2,541,672
Marathon Oil Corp.	37,380	2,274,947

		$11,893,025

Food & Beverages – 4.3%
General Mills, Inc.	53,460	$3,047,220
Nestle S.A.	18,398	8,430,214
PepsiCo, Inc.	99,990	7,589,241

		$19,066,675

Food & Drug Stores – 2.1%
CVS Caremark Corp.	173,773	$6,907,477
Walgreen Co.	61,250	2,332,400

		$9,239,877

Gaming & Lodging – 1.7%
International Game Technology	67,670	$2,972,743
Royal Caribbean Cruises Ltd. (l)	112,210	4,762,192

		$7,734,935

General Merchandise – 0.9%
Target Corp.	76,700	$3,835,000

Health Maintenance Organizations – 0.8%
UnitedHealth Group, Inc.	62,570	$3,641,574

Insurance – 1.1%
Aflac, Inc.	80,270	$5,027,310

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Internet – 3.1%
Google, Inc., “A” (a)	18,220	$12,598,766
Yahoo!, Inc. (a)	56,170	1,306,514

		$13,905,280

Major Banks – 3.2%
Bank of New York Mellon Corp.	96,658	$4,713,044
State Street Corp.	116,090	9,426,508

		$14,139,552

Medical & Health Technology & Services – 0.5%
Cardinal Health, Inc.	40,250	$2,324,438

Medical Equipment – 4.7%
Advanced Medical Optics, Inc. (a)(l)	151,680	$3,720,710
C.R. Bard, Inc.	26,700	2,531,160
Medtronic, Inc.	185,320	9,316,036
ResMed, Inc. (a)(l)	73,390	3,855,177
Zimmer Holdings, Inc. (a)	24,300	1,607,445

		$21,030,528

Network & Telecom – 3.5%
Cisco Systems, Inc. (a)	413,490	$11,193,174
Juniper Networks, Inc. (a)	55,830	1,853,556
QUALCOMM, Inc.	63,870	2,513,285

		$15,560,015

Oil Services – 2.9%
Halliburton Co.	123,690	$4,689,088
Noble Corp.	58,700	3,317,137
Schlumberger Ltd.	24,200	2,380,554
Weatherford International Ltd. (a)	38,630	2,650,018

		$13,036,797

Other Banks & Diversified Financials – 2.4%
American Express Co.	110,640	$5,755,493
Moody’s Corp. (l)	50,400	1,799,280
UBS AG	67,746	3,146,084

		$10,700,857

Pharmaceuticals – 8.4%
Allergan, Inc.	73,930	$4,749,263
Bayer AG	34,050	3,104,493
Johnson & Johnson	116,760	7,787,892
Merck KGaA	19,400	2,492,109
Novartis AG, ADR	66,750	3,625,193
Roche Holding AG	52,780	9,091,427
Wyeth	143,960	6,361,592

		$37,211,969

Specialty Chemicals – 1.1%
Praxair, Inc.	56,280	$4,992,599

Specialty Stores – 3.1%
CarMax, Inc. (a)(l)	119,690	$2,363,878
Lowe’s Cos., Inc.	95,720	2,165,186
Nordstrom, Inc.	80,960	2,973,661
Staples, Inc.	270,555	6,241,704

		$13,744,429

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telecommunications – Wireless – 1.8%
America Movil S.A.B. de C.V., “L”, ADR	90,110	$5,531,853
Rogers Communications, Inc., “B”	53,520	2,421,780

		$7,953,633

Tobacco – 0.6%
Altria Group, Inc.	35,760	$2,702,736

Trucking – 1.1%
FedEx Corp.	26,650	$2,376,381
United Parcel Service, Inc., “B” (l)	37,980	2,685,946

		$5,062,327

Total Common Stocks (Identified Cost, $403,503,772)		$438,554,033

REPURCHASE AGREEMENTS – 3.4%
Merrill Lynch, 4.5%, dated 12/31/07, due 1/02/08, total to be received $15,239,809 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$15,236,000	$15,236,000

COLLATERAL FOR SECURITIES LOANED – 6.0%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	26,810,628	$26,810,628

Total Investments (Identified Cost, $445,550,400)		$480,600,661

OTHER ASSETS, LESS LIABILITIES – (7.9)%		(35,318,913)

Net Assets – 100.0%		$445,281,748

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value, including $26,173,728 of securities on loan (identified cost, $445,550,400)	$480,600,661
Cash	393
Receivable for fund shares sold	386,572
Interest and dividends receivable	287,641
Other assets	7,369
Total assets		$481,282,636
Liabilities
Payable for investments purchased	$8,865,965
Payable for fund shares reacquired	167,272
Collateral for securities loaned, at value	26,810,628
Payable to affiliates
Management fee	36,757
Shareholder servicing costs	1,820
Distribution fees	8,170
Administrative services fee	192
Payable for independent trustees’ compensation	287
Accrued expenses and other liabilities	109,797
Total liabilities		$36,000,888
Net assets		$445,281,748
Net assets consist of:
Paid-in capital	$394,284,467
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	35,050,759
Accumulated net realized gain (loss) on investments and foreign currency transactions	14,562,380
Undistributed net investment income	1,384,142
Net assets		$445,281,748
Shares of beneficial interest outstanding		38,201,181
Initial Class shares
Net assets	$148,095,780
Shares outstanding	12,525,453
Net asset value per share		$11.82
Service Class shares
Net assets	$297,185,968
Shares outstanding	25,675,728
Net asset value per share		$11.57

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Income
Dividends	$5,419,575
Interest	765,449
Foreign taxes withheld	(153,064)
Total investment income		$6,031,960
Expenses
Management fee	$3,389,454
Distribution fees	738,762
Shareholder servicing costs	158,387
Administrative services fee	83,662
Independent trustees’ compensation	12,447
Custodian fee	101,717
Shareholder communications	64,562
Auditing fees	50,614
Legal fees	8,315
Miscellaneous	30,454
Total expenses		$4,638,374
Reduction of expenses by investment adviser	(2,056)
Net expenses		$4,636,318
Net investment income		$1,395,642
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$41,550,464
Foreign currency transactions	(11,124)
Net realized gain (loss) on investments and foreign currency transactions		$41,539,340
Change in unrealized appreciation (depreciation)
Investments	$5,192,516
Translation of assets and liabilities in foreign currencies	166
Net unrealized gain (loss) on investments and foreign currency translation		$5,192,682
Net realized and unrealized gain (loss) on investments and foreign currency		$46,732,022
Change in net assets from operations		$48,127,664

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$1,395,642	$776,568
Net realized gain (loss) on investments and foreign currency transactions	41,539,340	21,987,518
Net unrealized gain (loss) on investments and foreign currency translation	5,192,682	9,796,070
Change in net assets from operations	$48,127,664	$32,560,156
Distributions declared to shareholders
From net investment income
Initial Class	$(523,958)	$—
Service Class	(251,139)	—
Total distributions declared to shareholders	$(775,097)	$—
Change in net assets from fund share transactions	$(63,177,765)	$(49,167,941)
Total change in net assets	$(15,825,198)	$(16,607,785)
Net assets
At beginning of period	461,106,946	477,714,731
At end of period (including undistributed net investment income of $1,384,142 and $774,721, respectively)	$445,281,748	$461,106,946

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004		2003
Net asset value, beginning of period	$10.65	$9.90	$9.51	$8.71		$7.08
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.03	$0.01	$0.03		$0.00	(w)
Net realized and unrealized gain (loss) on investments and foreign currency	1.16	0.72	0.41	0.77		1.63
Total from investment operations	$1.21	$0.75	$0.42	$0.80		$1.63
Less distributions declared to shareholders
From net investment income	$(0.04)	$—	$(0.03)	$—		$—
Net asset value, end of period	$11.82	$10.65	$9.90	$9.51		$8.71
Total return (%) (k)(r)(s)	11.36	7.58	4.49	9.18	(b)	23.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.87	0.90	0.86		0.88
Expenses after expense reductions (f)	0.86	0.87	0.90	0.86		N/A
Net investment income	0.47	0.33	0.09	0.37		0.04
Portfolio turnover	63	80	146	144		253
Net assets at end of period (000 Omitted)	$148,096	$161,081	$176,463	$217,934		$199,674

See Notes to Financial Statements

12

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004		2003
Net asset value, beginning of period	$10.43	$9.72	$9.34	$8.57		$6.99
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.01	$(0.01)	$0.01		$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	1.13	0.70	0.40	0.76		1.60
Total from investment operations	$1.15	$0.71	$0.39	$0.77		$1.58
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$(0.01)	$—		$—
Net asset value, end of period	$11.57	$10.43	$9.72	$9.34		$8.57
Total return (%) (k)(r)(s)	11.02	7.30	4.23	8.98	(b)	22.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.12	1.15	1.11		1.13
Expenses after expense reductions (f)	1.11	1.12	1.15	1.11		N/A
Net investment income (loss)	0.22	0.08	(0.15)	0.15		(0.21)
Portfolio turnover	63	80	146	144		253
Net assets at end of period (000 Omitted)	$297,186	$300,026	$301,252	$260,794		$206,458

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investors Growth Stock Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans. As of December 31, 2007, there were 47 shareholders.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

14

Notes to Financial Statements – continued

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2007, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

15

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$775,097	$—

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$448,341,888
Gross appreciation	49,838,754
Gross depreciation	(17,579,981)
Net unrealized appreciation (depreciation)	$32,258,773
Undistributed ordinary income	$1,384,142
Undistributed long-term capital gain	17,353,868
Other temporary differences	498

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. For the year ended December 31, 2007, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The funds’ distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2007, the fee was $158,175, which equated to 0.035% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2007, these costs amounted to $178. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

16

Notes to Financial Statements – continued

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0185% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $2,903. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $2,056, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $279,068,091 and $327,032,988, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	428,076	$4,835,768	872,321	$8,721,103
Service Class	2,208,069	24,826,216	2,337,044	23,158,717
	2,636,145	$29,661,984	3,209,365	$31,879,820
Shares issued to shareholders in reinvestment of distributions
Initial Class	48,158	$523,958	—	$—
Service Class	23,537	251,139	—	—
	71,695	$775,097	—	$—
Shares reacquired
Initial Class	(3,073,141)	$(34,709,192)	(3,571,784)	$(35,990,928)
Service Class	(5,328,671)	(58,905,654)	(4,566,001)	(45,056,833)
	(8,401,812)	$(93,614,846)	(8,137,785)	$(81,047,761)
Net change
Initial Class	(2,596,907)	$(29,349,466)	(2,699,463)	$(27,269,825)
Service Class	(3,097,065)	(33,828,299)	(2,228,957)	(21,898,116)
	(5,693,972)	$(63,177,765)	(4,928,420)	$(49,167,941)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $2,294 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Investors Growth Stock Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Investors Growth Stock Series (one of the series comprising MFS Variable Insurance Trust) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Investors Growth Stock Series as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

18

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
INTERESTED TRUSTEES
Robert J. Manning(k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen(k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); MIT Sloan School (education), Senior Lecturer (since 2006); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Robert E. Butler(n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare

David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director

William R. Gutow (born 9/27/41)	Trustee	December 1993

Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)

Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Maria F. Dwyer(k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

19

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
David L. DiLorenzo(k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan(k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

Richard S. Weitzel(k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

20

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Jeffrey Constantino Stephen Pesek Maureen Pettirossi

21

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“MFS peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual Fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review

22

Board Review of Investment Advisory Agreement – continued

meetings in 2006, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The independent Trustees further noted that the Fund’s relative performance for the three-year period ended December 31, 2006 had improved in comparison to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data, the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under ‘‘Variable Insurance Portfolios’’ on the “Products & Performance” page on the MFS Web site (mfs.com).

23

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

24

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

25

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance TrustSM

Annual report

MFS® Money Market Series

12/31/07

VMM-ANN

MFS® MONEY MARKET SERIES

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (u)

Short term credit quality (q)
Average Credit Quality of Short-term Bonds (a)	A-1
All holdings are rated A-1
Maturity Breakdown (u)
0 - 29 days	44.7%
30 - 59 days	43.4%
60 - 89 days	4.5%
90 - 366 days	8.8%
Other Assets Less Liabilities	(1.4)%

(a)	The average credit quality is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.
(q)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. If not rated by any of the three agencies, the security is considered Not Rated. U.S. Treasuries and U.S. Agency securities are included in the “A-1”-rating category. Percentages are based on the total market value of investments as of 12/31/07.

From time to time “Other Assets Less Liabilities” may be negative due to timing of cash receipts.

Percentages are based on net assets as of 12/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

PERFORMANCE SUMMARY THROUGH 12/31/07

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

Share Class	Class Inception Date	1 Year Total Return (without sales charge)	Current 7-day yield	Current 7-day yield without waiver
Initial Class	1/03/95	4.76%	4.13%	0.69%

Notes to Performance Summary

Yields quoted are based on the latest seven days ended as of 12/31/07, with dividends annualized. The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates.

Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

3

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees and other fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	0.60%	$1,000.00	$1,023.00	$3.06
	Hypothetical (h)	0.60%	$1,000.00	$1,022.18	$3.06

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

4

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

CERTIFICATES OF DEPOSIT – 15.8%
Financial Institutions – 4.0%
Swedbank (NY), 4.88%, due 02/11/08	$88,000	$88,000

Other Banks & Diversified Financials – 11.8%
Bank of Scotland PLC (NY), 4.85%, due 02/04/08	$88,000	$88,000
DEPFA Bank PLC (NY), 5.125%, due 01/23/08	87,000	87,000
Fortis Bank, NY, 4.82%, due 02/07/08	88,000	88,000

		$263,000

Total Certificates of Deposit, at Amortized Cost and Value		$351,000

COMMERCIAL PAPER (y) – 50.2%
Automotive – 4.0%
Toyota Motor Credit Corp., 4.27%, due 2/28/08	$89,000	$88,388

Brokerage & Asset Managers – 8.0%
Goldman Sachs Group, Inc., 4.8%, due 2/08/08	$89,000	$88,549
Merrill Lynch & Co., Inc., 4.75%, due 2/15/08	89,000	88,472

		$177,021

Electronics – 3.3%
Emerson Electric Co., 4.1%, due 1/14/08 (t)	$73,000	$72,892

Financial Institutions – 7.9%
American Express Credit Corp., 4.12%, due 1/02/08	$88,000	$87,990
General Electric Capital Corp., 4.15%, due 1/02/08 (t)	88,000	87,990

		$175,980

Insurance – 7.9%
AIG Funding, Inc., 4.85%, due 1/11/08	$88,000	$87,881
MetLife Funding, Inc., 4.2%, due 2/25/08	89,000	88,429

		$176,310

Major Banks – 7.9%
Abbey National North America LLC, 4%, due 1/02/08	$88,000	$87,990
Natexis Banques Populaires U.S. Finance Company LLC, 5.07%, due 2/04/08	89,000	88,574

		$176,564

Network & Telecom – 3.3%
AT&T, Inc., 3.95%, due 1/02/08 (t)	$73,000	$72,992

Other Banks & Diversified Financials – 7.9%
Citigroup Funding, Inc., 4.95%, due 2/15/08	$89,000	$88,449
Dexia Delaware LLC, 5.22%, due 1/14/08	88,000	87,834

		$176,283

Total Commercial Paper, at Amortized Cost and Value		$1,116,430

Issuer	Shares/Par	Value ($)
U.S. GOVERNMENT AGENCIES (y) – 25.4%
Federal Home Loan Bank, 4.71%, due 01/17/08	$100,000	$99,791
Federal Home Loan Bank, 4.35%, due 02/25/08	100,000	99,335
Federal Home Loan Bank, 4.23%, due 03/26/08	100,000	99,001
Federal Home Loan Bank, 4.14%, due 05/16/08	100,000	98,436
Federal Home Loan Mortgage Corp., 4.15%, due 06/23/08	100,000	97,994
Federal National Mortgage Association, 4.34%, due 02/29/08	70,000	69,502

Total U.S. Government Agencies, at Amortized Cost and Value		$564,059

REPURCHASE AGREEMENTS – 9.9%
Merrill Lynch & Co., 4.5%, dated 12/31/07, due 1/02/08, total to be received $221,055 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$221,000	$221,000

Total Investments, at Amortized Cost and Value		$2,252,489

OTHER ASSETS, LESS LIABILITIES – (1.3)%		(28,597)

Net Assets – 100.0%		$2,223,892

(t)	Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

5

FINANCIAL STATEMENTS  |   STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at amortized cost and value	$2,252,489
Cash	887
Receivable for fund shares sold	1,554
Interest receivable	2,838
Receivable from investment adviser	1,940
Other assets	254
Total assets		$2,259,962
Liabilities
Payable to affiliates
Management fee	$121
Shareholder servicing costs	20
Administrative services fee	192
Payable for independent trustees’ compensation	192
Accrued expenses and other liabilities	35,545
Total liabilities		$36,070
Net assets		$2,223,892
Net assets consist of
Paid-in capital	$2,224,021
Accumulated net realized gain (loss) on investments	(172)
Undistributed net investment income	43
Net assets		$2,223,892
Shares of beneficial interest outstanding		2,224,021
Initial Class shares
Net assets	$2,223,892
Shares outstanding	2,224,021
Net asset value per share		$1.00

See Notes to Financial Statements

6

FINANCIAL STATEMENTS  |   STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Interest income		$114,036
Expenses
Management fee	$10,842
Shareholder servicing costs	780
Administrative services fee	17,502
Independent trustees’ compensation	1,606
Custodian fee	7,693
Shareholder communications	6,148
Auditing fees	31,056
Legal fees	380
Miscellaneous	6,470
Total expenses		$82,477
Fees paid indirectly	(25)
Reduction of expenses by investment adviser	(69,482)
Net expenses		$12,970
Net investment income		$101,066
Net realized gain (loss) on investment transactions		$(113)
Change in net assets from operations		$100,953

See Notes to Financial Statements

7

FINANCIAL STATEMENTS  |   STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$101,066	$92,294
Net realized gain (loss) on investments	(113)	(16)
Change in net assets from operations	$100,953	$92,278
Distributions declared to shareholders
From net investment income	$(101,066)	$(92,294)
Fund share (principal) transactions at net asset value of $1.00 per share
Net proceeds from sale of shares	21,562	3,231,472
Net asset value of shares issued to shareholders in reinvestment of distributions	101,066	92,294
Cost of shares reacquired	(25,468)	(3,420,561)
Change in net assets from fund share transactions	$97,160	$(96,795)
Total change in net assets	$97,047	$(96,811)
Net assets
At beginning of period	2,126,845	2,223,656
At end of period (including undistributed net investment income of $43 and $43, respectively)	$2,223,892	$2,126,845

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |   FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007		2006		2005		2004	2003
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.05		$0.05		$0.03		$0.01	$0.01
Net realized and unrealized gain (loss) on investments	(0.00	)(w)	(0.00	)(w)	(0.00	)(w)	—	—
Total from investment operations	$0.05		$0.05		$0.03		$0.01	$0.01
Less distributions declared to shareholders
From net investment income	$(0.05)		$(0.05)		$(0.03)		$(0.01)	$(0.01)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total return (%) (k)(r)	4.76		4.62		2.73		0.78	0.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.80		3.66		2.83		1.68	0.99
Expenses after expense reductions (f)	0.60		0.60		0.60		0.60	0.60
Net investment income	4.66		4.53		2.64		0.72	0.64
Net assets at end of period (000 Omitted)	$2,224		$2,127		$2,224		$2,804	$5,256

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

9

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Money Market Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products and qualified retirement and pension plans. As of December 31, 2007, there were 4 shareholders.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations – Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund’s use of amortized cost is subject to the fund’s compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized and accreted for financial statement purposes and tax reporting purposes in accordance with generally accepted accounting principles and federal tax regulations, respectively.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from

10

Notes to Financial Statements – continued

recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2007, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$101,066	$92,294

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$2,252,489
Undistributed ordinary income	$43
Capital loss carryforwards	(172)

As of December 31, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/13	$(43)
12/31/14	(16)
12/31/15	(113)
$(172)

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management and certain other fees and expenses, such that operating expenses do not exceed 0.10% annually of the fund’s average daily net assets. This written agreement will continue through April 30, 2008 unless changed or rescinded by the fund’s Board of Trustees. For the year ended December 31, 2007, this reduction amounted to $69,472 and is reflected as a reduction of total expenses in the Statement of Operations.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the series for its services as shareholder servicing agent. For the year ended December 31, 2007, the fee was $759, which equated to 0.035% annually of the series’ average daily net assets. MFSC also receives payment from the series for out-of-pocket expenses paid by MFSC on behalf of the series. For the year ended December 31, 2007, these costs amounted to $18. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.8072% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD (MFS Fund Distributors, Inc.) and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $14. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $10, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

11

Notes to Financial Statements – continued

An affiliated entity of the fund’s investment adviser owns 97.3% of the outstanding voting shares of the fund at December 31, 2007.

(4)	Portfolio Securities

Purchases and sales of money market securities, exclusive of securities subject to repurchase agreements, aggregated $46,320,429 and $46,533,197 respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $11 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Money Market Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Money Market Series (one of the series comprising MFS Variable Insurance Trust) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Money Market Series as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

13

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
INTERESTED TRUSTEES
Robert J. Manning(k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen(k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); MIT Sloan School (education), Senior Lecturer (since 2006); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)

INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Robert E. Butler(n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare

David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director

William R. Gutow (born 9/27/41)	Trustee	December 1993

Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)

Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Maria F. Dwyer(k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

14

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
David L. DiLorenzo(k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan(k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

Richard S. Weitzel(k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

15

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Edward O’Dette Terri Vittozzi

16

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“MFS peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

17

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation), the Fund’s effective advisory fee rate was lower than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Series’ advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

18

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

19

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

20

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance TrustSM

Annual report

MFS® Emerging Growth Series

12/31/07

VEG-ANN

MFS® EMERGING GROWTH SERIES

Note to Shareholders: Effective May 1, 2008, the fund’s name will be changed to MFS Growth Series.

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Google, Inc., “A”	2.7%
VeriSign, Inc.	2.6%
Intel Corp.	2.1%
Electronic Arts, Inc.	1.9%
Nestle S.A.	1.7%
Merck & Co., Inc.	1.7%
PepsiCo, Inc.	1.7%
Danaher Corp.	1.6%
Altria Group, Inc.	1.6%
Lockheed Martin Corp.	1.5%

Equity sectors
Technology	21.9%
Health Care	15.0%
Industrial Goods & Services	8.9%
Energy	8.6%
Leisure	8.6%
Retailing	7.0%
Financial Services	6.7%
Utilities & Communications	6.1%
Consumer Staples	5.6%
Special Products & Services	5.5%
Basic Materials	2.8%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Emerging Growth Series (the “fund”) provided a total return of 21.17%, while Service Class shares provided a total return of 20.87%. These compare with a return of 11.40% for the fund’s benchmark, the Russell 3000 Growth Index.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Contributors to performance

The technology, financial services, leisure, and special products and services sectors were the top contributors to performance relative to the Russell 3000 Growth Index. Strong stock selection played the major role in each case.

Within the technology sector, wireless solutions provider Research In Motion(aa) (Canada) performed exceptionally well when shares gained on the company’s standout quarterly results and increased earnings guidance. In addition, the successful launch of its World Phone helped fuel the increase in the stock’s price during the reporting period. Network equipment manufacturer Juniper Networks(g) also delivered strong appreciation.

Financial exchange Deutsche Boerse(aa) (Germany) was a strong contributor to relative performance in the financial services sector. Shares of Deutsche Boerse rose significantly during the year. The company acquired International Securities Exchange Holdings, which we believe positioned the company as a key player in the U.S. options market and in global derivatives trading. The firm’s shares rose significantly during the period as the company announced plans to acquire International Securities Exchange Holdings, positioning Deutsche Boerse as a key player in the U.S. options market and global derivatives trading.

The fund also derived significant gains in the leisure sector from its investment in educational software and video game publishing and distribution company Ubisoft Entertainment (France)(aa).

In the special products and services sector, education services companies New Oriental Education & Technology Group(aa) (China) and ITT Educational Services(g) were top contributors. New Oriental Education & Technology Group benefited from continued growth in the four major Chinese markets (Beijing, Shanghai, Guangzhou, and Wuhan).

In other sectors, the fund’s investment in global integrated energy company Hess(aa) was among the top contributors. Shares of Hess surged in recent months due largely to hopes that an oil field discovery off the coast of Brazil could nearly double the company’s reserves. Also delivering strong gains was wireless communications company America Movil(aa) (Mexico). Shares rose as the company reported strong earnings which exceeded investors’ expectations as well as continued strength in subscriber growth and stable average revenue per user. Positions in medical device company Cytyc(g) and video game retailer GameStop were other standout performers.

During the reporting period, currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from performance

Individual stocks that adversely impacted relative performance included medical devices maker Advanced Medical Optics as shares suffered a steady decline during the period due to several recalls of its lens solutions products which resulted in a

3

Management review – continued

dramatic decrease in eye care sales. The fund’s holdings of networking chip maker Marvell Technology negatively impacted returns. The company struggled after disappointing handset sales and admitting to having backdated stock options. Underweighting computer and personal electronics maker Apple also held back relative performance as this stock outperformed the benchmark.

Respectfully,

Eric Fischman

Portfolio Manager

Note to Shareholders: Effective May 1, 2008, the fund’s name will be changed to MFS® Growth Series.

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	7/24/95	21.17%	16.00%	5.84%
Service Class	5/01/00	20.87%	15.72%	5.67%

Comparative Index

Russell 3000 Growth Index (f)	11.40%	12.42%	3.83%

(f)	Source: FactSet Research Systems Inc.

Index Definition

Russell 3000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small to large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period, July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Shares Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	0.87%	$1,000.00	$1,086.90	$4.58
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43
Service Class	Actual	1.12%	$1,000.00	$1,085.10	$5.89
	Hypothetical (h)	1.12%	$1,000.00	$1,019.56	$5.70

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 96.7%
Aerospace – 3.9%
Lockheed Martin Corp.	108,230	$11,392,289
Rockwell Collins, Inc.	87,530	6,299,533
United Technologies Corp.	142,220	10,885,518

		$28,577,340

Apparel Manufacturers – 1.6%
Li & Fung Ltd.	394,000	$1,574,450
LVMH Moet Hennessy Louis Vuitton S.A.	24,370	2,929,039
NIKE, Inc., “B”	93,993	6,038,109
Quiksilver, Inc. (a)	115,590	991,761

		$11,533,359

Biotechnology – 4.1%
Celgene Corp. (a)	75,890	$3,506,876
Genzyme Corp. (a)	151,440	11,273,193
Gilead Sciences, Inc. (a)	161,670	7,438,437
Millipore Corp. (a)(l)	107,589	7,873,363

		$30,091,869

Broadcasting – 1.7%
Grupo Televisa S.A., ADR	148,860	$3,538,402
News Corp., “A”	448,510	9,189,970

		$12,728,372

Brokerage & Asset Managers – 5.0%
Affiliated Managers Group, Inc. (a)(l)	15,630	$1,835,900
Bolsa de Mercadorias & Futuros (a)	201,000	2,823,034
Bovespa Holding, S.A. (a)	38,900	749,590
Charles Schwab Corp.	235,890	6,026,990
Deutsche Boerse AG	36,670	7,237,959
EFG International	53,020	2,130,822
GFI Group, Inc. (a)(l)	16,220	1,552,578
Goldman Sachs Group, Inc.	17,570	3,778,429
ICAP PLC	409,630	5,895,783
Invesco Ltd. (l)	165,230	5,184,917

		$37,216,002

Business Services – 1.7%
Amdocs Ltd. (a)	168,010	$5,791,305
Corporate Executive Board Co. (l)	41,525	2,495,653
CoStar Group, Inc. (a)(l)	25,410	1,200,623
Satyam Computer Services Ltd., ADR (l)	111,970	2,991,838

		$12,479,419

Chemicals – 1.3%
Monsanto Co.	57,280	$6,397,603
Potash Corporation of Saskatchewan, Inc.	23,900	3,440,644

		$9,838,247

Computer Software – 5.7%
Adobe Systems, Inc. (a)	44,460	$1,899,776
Microsoft Corp.	231,720	8,249,232
NAVTEQ Corp. (a)	76,500	5,783,400
Salesforce.com, Inc. (a)	74,390	4,663,509
Synopsys, Inc. (a)	100,910	2,616,596

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – continued
VeriSign, Inc. (a)	505,413	$19,008,583

		$42,221,096

Computer Software – Systems – 1.9%
Apple Computer, Inc. (a)	26,440	$5,237,235
EMC Corp. (a)	486,510	9,015,030

		$14,252,265

Conglomerates – 0.3%
Siemens AG, ADR	14,240	$2,240,806

Consumer Goods & Services – 3.9%
Alibaba.com Corp. (a)(z)	179,500	$636,517
Apollo Group, Inc., “A” (a)	126,010	8,839,602
Avon Products, Inc.	66,560	2,631,117
Capella Education Co. (a)(l)	21,130	1,383,170
Corinthian Colleges, Inc. (a)(l)	171,700	2,644,180
New Oriental Education & Technology Group, Inc., ADR (a)	63,100	5,085,229
Priceline.com, Inc. (a)(l)	21,670	2,489,016
Strayer Education, Inc.	29,690	5,064,520

		$28,773,351

Electrical Equipment – 1.6%
Danaher Corp.	137,250	$12,042,315

Electronics – 5.9%
ARM Holdings PLC (l)	1,384,160	$3,393,271
Flextronics International Ltd. (a)	361,300	4,357,278
Hittite Microwave Corp. (a)(l)	44,200	2,110,992
Intel Corp.	572,100	15,252,186
Intersil Corp., “A”	151,400	3,706,272
Marvell Technology Group Ltd. (a)	250,810	3,506,324
National Semiconductor Corp. (l)	188,600	4,269,904
Nintendo Co. Ltd.	7,400	4,492,893
SanDisk Corp. (a)(l)	86,920	2,883,136

		$43,972,256

Energy – Independent – 2.7%
Apache Corp.	45,970	$4,943,614
Arch Coal, Inc.	75,200	3,378,736
Sandridge Energy, Inc. (a)	21,880	784,617
Ultra Petroleum Corp. (a)	72,760	5,202,340
XTO Energy, Inc.	113,392	5,823,839

		$20,133,146

Energy – Integrated – 2.3%
Hess Corp.	95,041	$9,585,835
Marathon Oil Corp.	101,910	6,202,243
Petroleo Brasileiro S.A., ADR	9,660	1,113,218

		$16,901,296

Engineering – Construction – 1.1%
Fluor Corp.	40,430	$5,891,460
Quanta Services, Inc. (a)(l)	78,140	2,050,394

		$7,941,854

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Entertainment – 1.0%
DreamWorks Animation, Inc., “A” (a)	189,730	$4,845,704
TiVo, Inc. (a)(l)	267,480	2,230,783

		$7,076,487

Food & Beverages – 3.6%
Hain Celestial Group, Inc. (a)(l)	57,220	$1,831,040
Nestle S.A.	27,714	12,698,933
PepsiCo, Inc.	162,190	12,310,221

		$26,840,194

Food & Drug Stores – 1.3%
CVS Caremark Corp.	188,040	$7,474,590
Whole Foods Market, Inc. (l)	59,610	2,432,088

		$9,906,678

Gaming & Lodging – 1.8%
International Game Technology	139,960	$6,148,443
Melco PBL Entertainment (Macau) Ltd., ADR (a)(l)	101,770	1,176,461
MGM Mirage (a)	21,430	1,800,549
Royal Caribbean Cruises Ltd. (l)	107,320	4,554,661

		$13,680,114

Insurance – 0.3%
Aflac, Inc.	31,650	$1,982,240

Internet – 3.9%
Google, Inc., “A” (a)	29,460	$20,371,001
Omniture, Inc. (a)	109,590	3,648,251
Tencent Holdings Ltd.	371,400	2,766,181
Yahoo!, Inc. (a)	99,990	2,325,767

		$29,111,200

Leisure & Toys – 3.9%
Activision, Inc. (a)	98,050	$2,912,085
Electronic Arts, Inc. (a)	241,480	14,104,847
THQ, Inc. (a)(l)	112,410	3,168,838
Ubisoft Entertainment S.A. (a)	90,010	9,072,273

		$29,258,043

Machinery & Tools – 2.3%
Bucyrus International, Inc., “A”	105,605	$10,496,081
Flowserve Corp.	30,440	2,928,328
Kennametal, Inc.	62,480	2,365,493
Timken Co.	46,910	1,540,994

		$17,330,896

Major Banks – 1.1%
State Street Corp.	96,620	$7,845,544

Medical & Health Technology & Services – 1.3%
IDEXX Laboratories, Inc. (a)	160,100	$9,386,663

Medical Equipment – 5.2%
Advanced Medical Optics, Inc. (a)(l)	223,192	$5,474,900
Becton, Dickinson & Co.	101,260	8,463,311
C.R. Bard, Inc.	45,660	4,328,568
Conceptus, Inc. (a)(l)	204,900	3,942,276
Medtronic, Inc.	66,190	3,327,371
ResMed, Inc. (a)(l)	51,350	2,697,416

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – continued
St. Jude Medical, Inc. (a)	117,980	$4,794,707
Stryker Corp.	49,450	3,694,904
Thoratec Corp. (a)(l)	105,838	1,925,193

		$38,648,646

Metals & Mining – 1.5%
Cameco Corp.	68,660	$2,733,355
Century Aluminum Co. (a)(l)	34,650	1,869,021
Companhia Vale do Rio Doce, ADR	209,930	6,858,413

		$11,460,789

Network & Telecom – 4.5%
Cisco Systems, Inc. (a)	390,370	$10,567,316
NICE Systems Ltd., ADR (a)	190,500	6,537,960
Nokia Corp., ADR	252,960	9,711,134
QLogic Corp. (a)	217,710	3,091,482
Research In Motion Ltd. (a)	28,184	3,196,066

		$33,103,958

Oil Services – 3.6%
Exterran Holdings, Inc. (a)	9,679	$791,742
National Oilwell Varco, Inc. (a)	68,261	5,014,453
Noble Corp.	193,037	10,908,521
Schlumberger Ltd.	55,050	5,415,269
Weatherford International Ltd. (a)	69,010	4,734,086

		$26,864,071

Other Banks & Diversified Financials – 0.3%
Northern Trust Corp.	32,210	$2,466,642

Pharmaceuticals – 4.4%
Allergan, Inc.	55,690	$3,577,526
Elan Corp. PLC, ADR (a)	390,700	8,587,586
Inverness Medical Innovations, Inc. (a)(l)	26,787	1,504,894
Merck & Co., Inc.	215,070	12,497,718
Roche Holding AG	27,890	4,804,090
Schering-Plough Corp.	72,480	1,930,867

		$32,902,681

Printing & Publishing – 0.2%
Playboy Enterprises, Inc.,”B” (a)(l)	124,380	$1,134,346

Specialty Stores – 4.1%
Advance Auto Parts, Inc.	81,070	$3,079,849
CarMax, Inc. (a)(l)	66,890	1,321,078
Dick’s Sporting Goods, Inc. (a)(l)	169,660	4,709,762
GameStop Corp., “A” (a)	59,990	3,725,979
Lowe’s Cos., Inc. (l)	237,990	5,383,334
Nordstrom, Inc. (l)	230,010	8,448,267
Staples, Inc.	82,470	1,902,583
Urban Outfitters, Inc. (a)(l)	63,810	1,739,461

		$30,310,313

Telecommunications – Wireless – 2.8%
America Movil S.A.B. de C.V., “L”, ADR	179,860	$11,041,605
NII Holdings, Inc. “B” (a)	36,540	1,765,613
Rogers Communications, Inc., “B”	177,360	8,084,935

		$20,892,153

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – 2.2%
American Tower Corp., “A” (a)	184,233	$7,848,326
AT&T, Inc.	197,490	8,207,684

		$16,056,010

Tobacco - 1.6%
Altria Group, Inc.	153,820	$11,625,716

Utilities – Electric Power – 1.1%
FPL Group, Inc.	71,890	$4,872,704
NRG Energy, Inc. (a)(l)	84,070	3,643,594

		$8,516,298

Total Common Stocks (Identified Cost, $616,688,262)		$717,342,675

SHORT-TERM OBLIGATIONS – 3.6%
General Electric Capital Corp., 4.15%, due 1/02/08, at Amortized Cost and Value (y)	$26,877,000	$26,873,902

COLLATERAL FOR SECURITIES LOANED – 9.2%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	68,700,814	$68,700,814

Total Investments (Identified Cost, $712,262,978) (k)		$812,917,391

OTHER ASSETS, LESS LIABILITIES – (9.5)%		(70,800,895)

Net Assets – 100.0%		$742,116,496

(a)	Non-income producing security.

(k)	As of December 31, 2007, the fund had 3 securities that were fair valued, aggregating $8,833,525 and 1.09% of market value, in accordance with the policies adopted by the Board of Trustees.

(l)	All or a portion of this security is on loan.

(y)	The rate shown represents an annualized yield at time of purchase.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Acquisition Cost	Current Market Value
Alibaba.com Corp.	10/29/07	$537,540	$636,517
% of Net Assets			0.1%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value, including $72,248,273 of securities on loan (identified cost, $712,262,978)	$812,917,391
Cash	6,139
Foreign currency, at value (identified cost, $550)	550
Receivable for investments sold	3,965,203
Receivable for fund shares sold	195,600
Interest and dividends receivable	564,610
Other assets	11,884
Total assets		$817,661,377
Liabilities
Payable for investments purchased	$4,928,837
Payable for fund shares reacquired	1,592,698
Collateral for securities loaned, at value (c)	68,700,814
Payable to affiliates
Management fee	61,332
Shareholder servicing costs	3,465
Distribution fees	869
Administrative services fee	192
Payable for independent trustees’ compensation	567
Accrued expenses and other liabilities	256,107
Total liabilities		$75,544,881
Net assets		$742,116,496
Net assets consist of:
Paid-in capital	$1,160,931,812
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	100,654,818
Accumulated net realized gain (loss) on investments and foreign currency transactions	(520,763,015)
Undistributed net investment income	1,292,881
Net assets		$742,116,496
Shares of beneficial interest outstanding		29,694,431
Initial Class shares
Net assets	$711,418,519
Shares outstanding	28,447,117
Net asset value per share		$25.01
Service Class shares
Net assets	$30,697,977
Shares outstanding	1,247,314
Net asset value per share		$24.61

(c)	Non-cash collateral not included

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Income
Dividends	$6,336,847
Interest	1,478,989
Foreign taxes withheld	(214,933)
Total investment income		$7,600,903
Expenses
Management fee	$5,345,704
Distribution fees	78,595
Shareholder servicing costs	249,552
Administrative services fee	126,322
Independent trustees’ compensation	20,797
Custodian fee	136,715
Shareholder communications	180,061
Auditing fees	51,562
Legal fees	11,299
Miscellaneous	78,399
Total expenses		$6,279,006
Reduction of expenses by investment adviser	(3,219)
Net expenses		$6,275,787
Net investment income		$1,325,116
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$105,434,785
Foreign currency transactions	(32,235)
Net realized gain (loss) on investments and foreign currency transactions		$105,402,550
Change in unrealized appreciation (depreciation)
Investments	$28,832,746
Translation of assets and liabilities in foreign currencies	(2,482)
Net unrealized gain (loss) on investments and foreign currency translation		$28,830,264
Net realized and unrealized gain (loss) on investments and foreign currency		$134,232,814
Change in net assets from operations		$135,557,930

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income (loss)	$1,325,116	$(1,141,900)
Net realized gain (loss) on investments and foreign currency transactions	105,402,550	105,810,474
Net unrealized gain (loss) on investments and foreign currency translation	28,830,264	(49,434,827)
Change in net assets from operations	$135,557,930	$55,233,747
Change in net assets from fund share transactions	$(95,812,262)	$(146,638,920)
Total change in net assets	$39,745,668	$(91,405,173)
Net assets
At beginning of period	702,370,828	793,776,001
At end of period (including undistributed net investment income of $1,292,881 and $0, respectively)	$742,116,496	$702,370,828

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$20.64	$19.13	$17.52	$15.51	$11.91
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$(0.03)	$(0.05)	$(0.03)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	4.32	1.54	1.66	2.04	3.63
Total from investment operations	$4.37	$1.51	$1.61	$2.01	$3.60
Net asset value, end of period	$25.01	$20.64	$19.13	$17.52	$15.51
Total return (%) (k)(r)(s)	21.17	7.89	9.19	12.96 (b)	30.23 (j)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.87	0.88	0.87	0.87
Expenses after expense reductions (f)	0.87	0.87	0.88	0.87	N/A
Net investment income (loss)	0.20	(0.14)	(0.29)	(0.17)	(0.22)
Portfolio turnover	84	127	95	99	103
Net assets at end of period (000 Omitted)	$711,418	$667,776	$761,444	$830,410	$849,718

See Notes to Financial Statements

13

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$20.36	$18.92	$17.37	$15.41	$11.86
Income (loss) from investment operations
Net investment loss (d)	$(0.01)	$(0.07)	$(0.09)	$(0.07)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	4.26	1.51	1.64	2.03	3.61
Total from investment operations	$4.25	$1.44	$1.55	$1.96	$3.55
Net asset value, end of period	$24.61	$20.36	$18.92	$17.37	$15.41
Total return (%) (k)(r)(s)	20.87	7.61	8.92	12.72 (b)	29.93 (j)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.12	1.13	1.12	1.12
Expenses after expense reductions (f)	1.12	1.12	1.13	1.12	N/A
Net investment loss	(0.05)	(0.39)	(0.53)	(0.41)	(0.47)
Portfolio turnover	84	127	95	99	103
Net assets at end of period (000 Omitted)	$30,698	$34,595	$32,332	$30,996	$27,771

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(j)	The fund’s net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.09 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, the Initial Class and Service Class shares total returns for the year ended December 31, 2003 would have each been lower by approximately 0.75%.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Emerging Growth Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans. As of December 31, 2007, there were 120 shareholders.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

15

Notes to Financial Statements – continued

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2007, the value of securities loaned was $72,248,273. These loans were collateralized by cash of $68,700,814 and U.S. Treasury obligations of $5,487,044.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2007, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to

16

Notes to Financial Statements – continued

record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The fund declared no distributions for the years ended December 31, 2007 and December 31, 2006.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$712,633,305
Gross appreciation	122,733,663
Gross depreciation	(22,449,577)
Net unrealized appreciation (depreciation)	$100,284,086
Undistributed ordinary income	1,292,881
Capital loss carryforwards	(520,040,394)
Other temporary differences	(351,889)

As of December 31, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/09	$(116,162,407)
12/31/10	(403,877,987)
$(520,040,394)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment advisor has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. For the year ended December 31, 2007, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the series to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the series for its services as shareholder servicing agent. For the year ended December 31, 2007, the fee was $249,466, which equated to 0.035% annually of the series’ average daily net assets. MFSC also receives payment from the series for out-of-pocket

17

Notes to Financial Statements – continued

expenses paid by MFSC on behalf of the series. For the year ended December 31, 2007, these costs amounted to $0. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500. The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0177% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $4,622. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $3,219, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $577,918,024 and $677,893,370, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,578,875	$60,984,061	2,085,988	$40,853,272
Service Class	444,907	10,121,772	688,132	13,231,446
	3,023,782	$71,105,833	2,774,120	$54,084,718
Shares reacquired
Initial Class	(6,487,098)	$(147,064,670)	(9,541,300)	$(187,318,110)
Service Class	(896,676)	(19,853,425)	(698,231)	(13,405,528)
	(7,383,774)	$(166,918,095)	(10,239,531)	$(200,723,638)
Net change
Initial Class	(3,908,223)	$(86,080,609)	(7,455,312)	$(146,464,838)
Service Class	(451,769)	(9,731,653)	(10,099)	(174,082)
	(4,359,992)	$(95,812,262)	(7,465,411)	$(146,638,920)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $3,550 and $214, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Emerging Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Growth Series (one of the series comprising MFS Variable Insurance Trust) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Emerging Growth Series as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
INTERESTED TRUSTEES
Robert J. Manning(k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen(k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); MIT Sloan School (education), Senior Lecturer (since 2006); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Robert E. Butler(n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare

David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director

William R. Gutow (born 9/27/41)	Trustee	December 1993

Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)

Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Maria F. Dwyer(k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
David L. DiLorenzo(k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan(k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

Richard S. Weitzel(k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

21

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Eric Fischman

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“MFS peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

23

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data, the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under ‘‘Variable Insurance Portfolios’’ on the “Products & Performance” page on the MFS Web site (mfs.com).

24

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

25

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance TrustSM

Annual report

MFS® Investors Trust Series

12/31/07

VGI-ANN

MFS® INVESTORS TRUST SERIES

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Procter & Gamble Co.	2.6%
TOTAL S.A., ADR	2.6%
Lockheed Martin Corp.	2.5%
Exxon Mobil Corp.	2.5%
Johnson & Johnson	2.4%
Intel Corp.	2.2%
Nestle S.A.	2.2%
United Technologies Corp.	2.0%
Hess Corp.	2.0%
JPMorgan Chase & Co.	2.0%

Equity sectors
Financial Services	18.2%
Consumer Staples	14.4%
Health Care	14.0%
Technology	11.5%
Energy	11.1%
Industrial Goods & Services	7.5%
Utilities & Communications	6.0%
Leisure	5.0%
Retailing	4.9%
Basic Materials	3.6%
Special Products & Services	1.3%
Transportation	0.9%
Autos & Housing	0.6%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Investors Trust Series (the “fund”) provided a total return of 10.31%, while Service Class shares provided a total return of 10.03%. These compare with a return of 5.49% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured–products areas -experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Contributors to performance

Stock selection in the financial services sector contributed to the fund’s performance relative to the S&P 500 Index during the reporting period. Avoiding poor-performing financial services firm Citigroup was the principal positive factor in this sector.

A combination of stock selection and an overweighted position in the consumer staples sector also boosted relative performance. Food company Nestle(aa) (Switzerland) and household products manufacturer Reckitt Benckiser(aa) (U.K.) were among the fund’s top relative performers. Shares of Nestle gained on strong sales across all categories and regions.

In the energy sector, it was security selection that benefited relative returns. Standout performers in this sector included global integrated energy company Hess, offshore drilling company Noble, oil and gas drilling equipment manufacturer National Oilwell Varco, and drilling rig operator GlobalSantaFe (aa)(g). Shares of Hess surged in recent months due largely to hopes that an oil field discovery off the coast of Brazil could nearly double the company’s reserves. Noble’s stock price gained on strong earnings growth.

Stocks in other sectors that helped relative results included data storage systems provider EMC, industrial gases company Praxair, and athletic shoes and apparel manufacturer NIKE.

During the reporting period, currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from performance

Stock selection in the health care sector detracted from the fund’s performance relative to the S&P 500 Index during the reporting period. Biotechnology firm Amgen was among the fund’s top detractors. Shares of Amgen suffered due, in part, due to studies that raised concerns about the safety profile of the company’s anemia drug Aranesp.

A combination of stock selection and an underweighted position in the technology sector dampened relative performance. In particular, our positioning in strong-performing computer and personal electronics maker Apple(g), which we sold early in the period, hindered relative results. Not owning internet search company Google and software giant Microsoft also held back relative results.

3

Management review – continued

Individual securities in other sectors that hindered relative performance included department store Macy’s, insurance and investment company Genworth Financial, office supply superstore operator Staples, and integrated oil and gas company Exxon Mobil. Not owning strong-performing energy companies, Chevron and Schlumberger, also hurt relative returns.

Respectfully,

T. Kevin Beatty	Nicole Zatlyn
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	10/09/95	10.31%	12.71%	4.65%
Service Class	5/01/00	10.03%	12.43%	4.46%

Comparative Index

Standard & Poor’s 500 Stock Index (f)	5.49%	12.83%	5.91%

(f)	Source: FactSet Research Systems Inc.

Index Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the tables is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	0.84%	$1,000.00	$1,026.20	$4.29
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
Service Class	Actual	1.09%	$1,000.00	$1,025.00	$5.56
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.0%
Aerospace – 4.5%
Lockheed Martin Corp.	233,790	$24,608,735
United Technologies Corp.	260,630	19,948,620

		$44,557,355

Alcoholic Beverages – 1.6%
Diageo PLC	747,040	$15,990,737

Apparel Manufacturers – 1.2%
NIKE, Inc., “B”	187,110	$12,019,946

Automotive – 0.6%
Bayerische Motoren Werke AG	98,840	$6,103,477

Biotechnology – 3.6%
Amgen, Inc. (a)	293,270	$13,619,459
Genzyme Corp. (a)	190,980	14,216,551
Gilead Sciences, Inc. (a)	161,210	7,417,272

		$35,253,282

Broadcasting – 2.7%
News Corp., “A”	336,180	$6,888,328
Viacom, Inc., “B” (a)	169,155	7,429,288
Walt Disney Co.	388,520	12,541,426

		$26,859,042

Brokerage & Asset Managers – 3.4%
Charles Schwab Corp.	420,810	$10,751,696
Franklin Resources, Inc.	58,860	6,735,350
Goldman Sachs Group, Inc.	58,780	12,640,639
Lehman Brothers Holdings, Inc.	49,960	3,269,382

		$33,397,067

Business Services – 1.3%
Amdocs Ltd. (a)	376,780	$12,987,607

Cable TV – 0.4%
Time Warner Cable, Inc. (a)	153,490	$4,236,324

Chemicals – 1.6%
3M Co.	136,300	$11,492,816
Monsanto Co.	35,160	3,927,020

		$15,419,836

Computer Software – 1.7%
Adobe Systems, Inc. (a)	117,820	$5,034,449
Oracle Corp. (a)	527,290	11,906,208

		$16,940,657

Computer Software – Systems – 3.6%
EMC Corp. (a)	881,840	$16,340,495
International Business Machines Corp.	177,770	19,216,937

		$35,557,432

Consumer Goods & Services – 5.8%
Colgate-Palmolive Co.	120,070	$9,360,657
International Flavors & Fragrances, Inc. (l)	127,610	6,141,869
Procter & Gamble Co.	344,610	25,301,266

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Goods & Services – continued
Reckitt Benckiser Group PLC	279,760	$16,161,430

		$56,965,222

Electrical Equipment – 2.1%
Danaher Corp.	139,820	$12,267,807
Rockwell Automation, Inc.	119,380	8,232,445

		$20,500,252

Electronics – 4.5%
Intel Corp.	807,390	$21,525,017
Marvell Technology Group Ltd. (a)	186,870	2,612,443
National Semiconductor Corp.	254,920	5,771,389
Samsung Electronics Co. Ltd., GDR	39,063	11,336,649
SanDisk Corp. (a)(l)	77,170	2,559,729

		$43,805,227

Energy – Independent – 0.9%
EOG Resources, Inc.	98,440	$8,785,770

Energy – Integrated – 7.1%
Exxon Mobil Corp.	262,580	$24,601,120
Hess Corp.	196,070	19,775,620
TOTAL S.A., ADR	303,300	25,052,580

		$69,429,320

Food & Beverages – 5.1%
General Mills, Inc.	192,570	$10,976,490
Nestle S.A.	46,506	21,309,683
PepsiCo, Inc.	226,881	17,220,268

		$49,506,441

Gaming & Lodging – 1.9%
Carnival Corp.	214,810	$9,556,897
International Game Technology	102,800	4,516,004
Ladbrokes PLC	767,172	4,899,645

		$18,972,546

General Merchandise – 1.3%
Macy’s, Inc.	332,280	$8,596,084
Target Corp.	86,450	4,322,500

		$12,918,584

Insurance – 4.9%
American International Group, Inc.	231,378	$13,489,337
Genworth Financial, Inc., “A”	383,300	9,754,985
MetLife, Inc.	249,910	15,399,454
Travelers Cos., Inc.	172,440	9,277,272

		$47,921,048

Machinery & Tools – 0.9%
Eaton Corp.	88,260	$8,556,807

Major Banks – 8.0%
Bank of America Corp.	373,290	$15,401,945
Bank of New York Mellon Corp.	365,423	17,818,025
JPMorgan Chase & Co.	444,400	19,398,060

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – continued
State Street Corp.	232,750	$18,899,300
Wells Fargo & Co.	219,650	6,631,234

		$78,148,564

Medical Equipment – 2.6%
Boston Scientific Corp. (a)	284,910	$3,313,503
Medtronic, Inc.	302,550	15,209,189
Zimmer Holdings, Inc. (a)	107,490	7,110,464

		$25,633,156

Natural Gas – Distribution – 0.6%
Questar Corp.	112,650	$6,094,365

Network & Telecom – 1.7%
Cisco Systems, Inc. (a)	624,082	$16,893,900

Oil Services – 3.1%
National Oilwell Varco, Inc. (a)	118,890	$8,733,659
Noble Corp.	315,400	17,823,254
Transocean, Inc. (a)	25,232	3,611,961

		$30,168,874

Other Banks & Diversified Financials – 1.9%
American Express Co.	237,460	$12,352,669
UBS AG	127,845	5,937,046

		$18,289,715

Pharmaceuticals – 7.8%
Abbott Laboratories	345,420	$19,395,333
Johnson & Johnson	352,036	23,480,801
Merck & Co., Inc.	209,830	12,193,221
Roche Holding AG	99,160	17,080,445
Teva Pharmaceutical Industries Ltd., ADR	86,490	4,020,055

		$76,169,855

Specialty Chemicals – 2.0%
Linde AG	70,750	$9,318,186
Praxair, Inc.	119,490	10,599,958

		$19,918,144

Specialty Stores – 2.4%
Lowe’s Cos., Inc.	170,470	$3,856,031
Nordstrom, Inc. (l)	162,380	5,964,217
Staples, Inc.	584,435	13,482,915

		$23,303,163

Telecommunications – Wireless – 0.3%
America Movil S.A.B. de C.V., “L”, ADR	44,570	$2,736,152

Telephone Services – 2.6%
AT&T, Inc.	408,760	$16,988,066
TELUS Corp.	170,470	8,539,477

		$25,527,543

Tobacco – 1.9%
Altria Group, Inc.	248,020	$18,745,352

Trucking – 0.9%
FedEx Corp.	101,820	$9,079,289

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – 2.5%
Entergy Corp.	48,110	$5,750,107
Exelon Corp.	147,780	12,064,759
FPL Group, Inc.	103,510	7,015,908

		$24,830,774

Total Common Stocks (Identified Cost, $832,512,177)		$972,222,825

SHORT-TERM OBLIGATIONS – 1.2%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$11,630,000	$11,628,669

COLLATERAL FOR SECURITIES LOANED – 0.8%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	8,101,287	$8,101,287

Total Investments (Identified Cost, $852,242,133)		$991,952,781

OTHER ASSETS, LESS LIABILITIES – (1.0)%		(9,614,049)

Net Assets – 100.0%		$982,338,732

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(y)	The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value, including $7,926,570 of securities on loan (identified cost, $852,242,133)	$991,952,781
Cash	209
Foreign currency, at value (identified cost, $197,401)	201,211
Receivable for fund shares sold	380,259
Interest and dividends receivable	889,154
Other assets	14,963
Total assets		$993,438,577
Liabilities
Payable for investments purchased	$2,497,850
Payable for fund shares reacquired	228,841
Collateral for securities loaned, at value	8,101,287
Payable to affiliates
Management fee	81,102
Shareholder servicing costs	3,960
Distribution fees	1,795
Administrative services fee	192
Payable for independent trustees’ compensation	704
Accrued expenses and other liabilities	184,114
Total liabilities		$11,099,845
Net assets		$982,338,732
Net assets consist of
Paid-in capital	$780,819,831
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	139,723,129
Accumulated net realized gain (loss) on investments and foreign currency transactions	54,951,348
Undistributed net investment income	6,844,424
Net assets		$982,338,732
Shares of beneficial interest outstanding		41,774,483
Initial Class shares
Net assets	$917,157,896
Shares outstanding	38,988,026
Net asset value per share		$23.52
Service Class shares
Net assets	$65,180,836
Shares outstanding	2,786,457
Net asset value per share		$23.39

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Income
Dividends	$14,575,014
Interest	836,629
Foreign taxes withheld	(270,025)
Total investment income		$15,141,618
Expenses
Management fee	$7,124,393
Distribution fees	177,400
Shareholder servicing costs	332,819
Administrative services fee	164,295
Independent trustees’ compensation	21,648
Custodian fee	167,221
Shareholder communications	192,025
Auditing fees	47,080
Legal fees	16,838
Miscellaneous	50,615
Total expenses		$8,294,334
Reduction of expenses by investment adviser	(4,282)
Net expenses		$8,290,052
Net investment income		$6,851,566
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$57,202,573
Foreign currency transactions	(6,491)
Net realized gain (loss) on investments and foreign currency transactions		$57,196,082
Change in unrealized appreciation (depreciation)
Investments	$28,634,057
Translation of assets and liabilities in foreign currencies	8,663
Net unrealized gain (loss) on investments and foreign currency translation		$28,642,720
Net realized and unrealized gain (loss) on investments and foreign currency		$85,838,802
Change in net assets from operations		$92,690,368

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$6,851,566	$7,612,853
Net realized gain (loss) on investments and foreign currency transactions	57,196,082	68,511,445
Net unrealized gain (loss) on investments and foreign currency translation	28,642,720	27,511,132
Change in net assets from operations	$92,690,368	$103,635,430
Distributions declared to shareholders
From net investment income
Initial Class	$(7,157,401)	$(3,723,035)
Service Class	(464,570)	(209,265)
From net realized gain on investments
Initial Class	(7,259,502)	—
Service Class	(674,416)	—
Total distributions declared to shareholders	$(15,555,889)	$(3,932,300)
Change in net assets from fund share transactions	$4,644,431	$(1,569,868)
Total change in net assets	$81,778,910	$98,133,262
Net assets
At beginning of period	900,559,822	802,426,560
At end of period (including undistributed net investment income of $6,844,424 and $7,621,320, respectively)	$982,338,732	$900,559,822

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$21.69	$19.29	$18.08	$16.34	$13.47
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.19	$0.10	$0.11	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	2.04	2.31	1.21	1.73	2.86
Total from investment operations	$2.21	$2.50	$1.31	$1.84	$2.97
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.10)	$(0.10)	$(0.10)	$(0.10)
From net realized gain on investments	(0.19)	—	—	—	—
Total distributions declared to shareholders	$(0.38)	$(0.10)	$(0.10)	$(0.10)	$(0.10)
Net asset value, end of period	$23.52	$21.69	$19.29	$18.08	$16.34
Total return (%) (k)(r)(s)	10.31	12.99	7.31	11.36 (b)	22.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.86	0.88	0.86	0.87
Expenses after expense reductions (f)	0.85	0.86	0.88	0.86	N/A
Net investment income	0.74	0.93	0.55	0.68	0.78
Portfolio turnover	37	46	55	89	88
Net assets at end of period (000 omitted)	$917,158	$820,583	$722,738	$631,827	$481,914

See Notes to Financial Statements

12

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$21.57	$19.19	$17.99	$16.26	$13.41
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.14	$0.06	$0.07	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	2.03	2.29	1.20	1.73	2.84
Total from investment operations	$2.14	$2.43	$1.26	$1.80	$2.92
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.05)	$(0.06)	$(0.07)	$(0.07)
From net realized gain on investments	(0.19)	—	—	—	—
Total distributions declared to shareholders	$(0.32)	$(0.05)	$(0.06)	$(0.07)	$(0.07)
Net asset value, end of period	$23.39	$21.57	$19.19	$17.99	$16.26
Total return (%) (k)(r)(s)	10.03	12.69	7.02	11.12 (b)	21.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.11	1.13	1.11	1.12
Expenses after expense reductions (f)	1.11	1.11	1.13	1.11	N/A
Net investment income	0.49	0.69	0.31	0.42	0.53
Portfolio turnover	37	46	55	89	88
Net assets at end of period (000 omitted)	$65,180	$79,976	$79,688	$76,169	$74,010

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investors Trust Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans. As of December 31, 2007, there were 80 shareholders.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities

14

Notes to Financial Statements – continued

collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2007, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from

15

Notes to Financial Statements – continued

recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$7,621,971	$3,932,300
Long-term capital gain	7,933,918	—
Total Distributions	$15,555,889	$3,932,300

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$855,271,604
Gross appreciation	170,760,095
Gross depreciation	(34,078,918)
Net unrealized appreciation (depreciation)	$136,681,177
Undistributed ordinary income	9,435,631
Undistributed long-term capital gain	55,389,612
Other temporary differences	12,481

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. For the year ended December 31, 2007, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2007, the fee was $332,472, which equated to 0.035% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2007, these costs amounted to $304. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0173% of the fund’s average daily net assets.

16

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFS Service Center (MFSC).

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $6,137. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $4,282, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $350,050,263 and $352,716,230, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,920,733	$89,108,009	5,434,328	$109,170,472
Service Class	158,984	3,589,880	499,632	9,879,585
	4,079,717	$92,697,889	5,933,960	$119,050,057
Shares issued to shareholders in reinvestment of distributions
Initial Class	656,507	$14,416,903	186,245	$3,723,035
Service Class	52,056	1,138,986	10,511	209,265
	708,563	$15,555,889	196,756	$3,932,300
Shares reacquired
Initial Class	(3,421,386)	$(78,057,415)	(5,249,852)	$(105,579,439)
Service Class	(1,132,604)	(25,551,932)	(955,130)	(18,972,786)
	(4,553,990)	$(103,609,347)	(6,204,982)	$(124,552,225)
Net change
Initial Class	1,155,854	$25,467,497	370,721	$7,314,068
Service Class	(921,564)	(20,823,066)	(444,987)	(8,883,936)
	234,290	$4,644,431	(74,266)	$(1,569,868)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $4,769 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Investors Trust Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Investors Trust Series (one of the series comprising MFS Variable Insurance Trust) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Investors Trust Series as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

18

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
INTERESTED TRUSTEES
Robert J. Manning(k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen(k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); MIT Sloan School (education), Senior Lecturer (since 2006); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)

INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Robert E. Butler(n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare

David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)

Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)

OFFICERS

Maria F. Dwyer(k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

19

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
David L. DiLorenzo(k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan(k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

Richard S. Weitzel(k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

20

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers T. Kevin Beatty Nicole Zatlyn

21

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“MFS peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual Fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

22

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data, the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under ‘‘Variable Insurance Portfolios’’ on the “Products & Performance” page on the MFS Web site (mfs.com).

23

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $7,933,918 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

24

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

25

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance TrustSM

Annual report

MFS® Value Series

12/31/07

VLU-ANN

MFS® VALUE SERIES

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Lockheed Martin Corp.	4.0%
Altria Group, Inc.	3.8%
Allstate Corp.	3.1%
Exxon Mobil Corp.	3.0%
TOTAL S.A., ADR	2.7%
Johnson & Johnson	2.5%
MetLife, Inc.	2.5%
Bank of America Corp.	2.2%
Bank of New York Mellon Corp.	2.0%
Procter & Gamble Co.	2.0%

Equity sectors
Financial Services	25.1%
Energy	14.1%
Consumer Staples	10.5%
Industrial Goods & Services	9.8%
Health Care	9.7%
Utilities & Communications	8.1%
Technology	5.2%
Retailing	4.5%
Basic Materials	3.4%
Leisure	3.2%
Autos & Housing	2.8%
Special Products & Services	1.2%
Transportation	0.8%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Value Series (the “fund”) provided a total return of 7.91%, while Service Class shares provided a total return of 7.59%. These compare with a return of –0.17% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Contributors to performance

The combination of strong stock selection and an underweighted position in the financial services sector boosted performance relative to the Russell 1000 Value Index. Not holding poor-performing financial services firm Wachovia and consumer and commercial banking firm Washington Mutual had a positive impact on results.

Stock selection and, to a lesser extent, an overweighted position in the industrial goods and services sector contributed to relative returns. Defense contractor Lockheed Martin(aa) and agricultural equipment manufacturer Deere & Co. were among the fund’s top contributors. Deere’s stock price gain was driven by strong capital management and better-than-expected results throughout the period which pushed its shares up in excess of the market.

Aided by stock selection, the technology sector was another positive area of relative performance. The fund’s holdings of enterprise software company Oracle(aa) and semiconductor chips maker Intel(aa) helped results.

Stock selection and overweighting in the consumer staples sector bolstered relative returns. Tobacco company Altria Group was one of the fund’s top relative contributors over the reporting period.

Elsewhere in the fund, integrated oil companies Hess and TOTAL(aa) (France), and athletic shoes and apparel manufacturer NIKE(aa) were top contributors. Shares of Hess surged in recent months due largely to hopes that an oil field discovery off the coast of Brazil could nearly double the company’s reserves.

Detractors from performance

The fund’s underweighted positions in strong-performing integrated oil companies, Exxon Mobil and Chevron, held back relative results. Our positioning in telecommunications company AT&T also hurt as the stock turned in strong performance over the reporting period. Holdings of department stores operator Macy’s, financial services firm UBS(aa), home improvement products maker Masco, insurance company Allstate were also weak spots. Shares of Allstate were negatively affected by investor concerns regarding the potential subprime mortgage market exposure in its investment portfolio and slowing trends in its core insurance operations.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment(t)

Total returns through 12/31/07

Average Annual Total Returns

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
Initial Class	1/02/02	7.91%	14.89%	9.54%
Service Class	1/02/02	7.59%	14.60%	9.29%

Comparative Index

Russell 1000 Value Index (f)	(0.17)%	14.63%	8.92%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the fund’s investment operations, January 2, 2002 through the stated period end.

Index Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period, July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	0.85%	$1,000.00	$998.00	$4.28
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
Service Class	Actual	1.10%	$1,000.00	$996.00	$5.53
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.4%
Aerospace – 7.7%
Lockheed Martin Corp.	225,160	$23,700,342
Northrop Grumman Corp.	125,290	9,852,805
Raytheon Co.	24,060	1,460,442
United Technologies Corp.	132,600	10,149,204

		$45,162,793

Alcoholic Beverages – 1.1%
Diageo PLC	312,448	$6,688,093

Apparel Manufacturers – 1.5%
NIKE, Inc., “B”	137,270	$8,818,225

Automotive – 0.5%
Johnson Controls, Inc.	77,860	$2,806,074

Broadcasting – 1.9%
Citadel Broadcasting Corp.	5,180	$10,671
E.W. Scripps Co., “A”	35,880	1,614,959
Omnicom Group, Inc.	61,370	2,916,916
Walt Disney Co.	138,190	4,460,773
WPP Group PLC	191,200	2,447,878

		$11,451,197

Brokerage & Asset Managers – 3.9%
Franklin Resources, Inc.	44,940	$5,142,484
Goldman Sachs Group, Inc.	45,862	9,862,623
Lehman Brothers Holdings, Inc.	57,360	3,753,638
Merrill Lynch & Co., Inc.	80,535	4,323,119

		$23,081,864

Business Services – 1.2%
Accenture Ltd., “A”	189,730	$6,835,972

Chemicals – 2.1%
Dow Chemical Co.	42,560	$1,677,715
PPG Industries, Inc.	124,086	8,714,560
Syngenta AG	6,624	1,680,677

		$12,072,952

Computer Software – 1.6%
Oracle Corp. (a)	414,010	$9,348,346

Computer Software – Systems – 2.0%
Hewlett-Packard Co.	105,990	$5,350,375
International Business Machines Corp.	60,950	6,588,695

		$11,939,070

Construction – 2.3%
Masco Corp.	333,270	$7,201,965
Sherwin-Williams Co.	38,070	2,209,583
Toll Brothers, Inc. (a)	202,090	4,053,925

		$13,465,473

Consumer Goods & Services – 2.0%
Procter & Gamble Co.	158,960	$11,670,843

Containers – 0.1%
Smurfit-Stone Container Corp. (a)	61,840	$653,030

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 1.4%
Rockwell Automation, Inc.	56,580	$3,901,757
W.W. Grainger, Inc.	51,590	4,515,157

		$8,416,914

Electronics – 1.6%
Intel Corp.	345,380	$9,207,831

Energy – Independent – 3.2%
Apache Corp.	60,180	$6,471,757
Devon Energy Corp.	88,090	7,832,082
EOG Resources, Inc.	53,460	4,771,305

		$19,075,144

Energy – Integrated – 10.9%
Chevron Corp.	54,340	$5,071,552
ConocoPhillips	86,920	7,675,036
Exxon Mobil Corp.	189,458	17,750,320
Hess Corp.	106,410	10,732,513
Marathon Oil Corp.	60,300	3,669,858
Royal Dutch Shell PLC, ADR	38,940	3,278,748
TOTAL S.A., ADR	191,092	15,784,199

		$63,962,226

Food & Beverages – 3.6%
General Mills, Inc.	60,570	$3,452,490
Kellogg Co.	122,390	6,416,908
Nestle S.A.	15,386	7,050,075
PepsiCo, Inc.	55,148	4,185,733

		$21,105,206

Food & Drug Stores – 0.9%
CVS Caremark Corp.	129,631	$5,152,832

Gaming & Lodging – 1.3%
Royal Caribbean Cruises Ltd.	177,420	$7,529,705

General Merchandise – 1.2%
Macy’s, Inc.	269,830	$6,980,502

Health Maintenance Organizations – 2.2%
UnitedHealth Group, Inc.	74,920	$4,360,344
WellPoint, Inc. (a)	97,620	8,564,203

		$12,924,547

Insurance – 8.7%
Allstate Corp.	347,455	$18,147,575
Chubb Corp.	67,270	3,671,597
Genworth Financial, Inc., “A”	183,700	4,675,165
Hartford Financial Services Group, Inc.	64,493	5,623,145
MetLife, Inc.	234,553	14,453,156
Prudential Financial, Inc.	46,440	4,320,778

		$50,891,416

6

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – 0.7%
Deere & Co.	10,278	$957,087
Eaton Corp.	20,140	1,952,573
Timken Co.	42,340	1,390,869

		$4,300,529

Major Banks – 7.1%
Bank of America Corp.	310,826	$12,824,681
Bank of New York Mellon Corp.	242,280	11,813,573
PNC Financial Services Group, Inc.	79,920	5,246,748
State Street Corp.	66,860	5,429,032
SunTrust Banks, Inc.	107,863	6,740,359

		$42,054,393

Other Banks & Diversified Financials – 5.4%
American Express Co.	71,797	$3,734,880
Citigroup, Inc.	289,820	8,532,301
Fannie Mae	211,414	8,452,332
Freddie Mac	49,500	1,686,465
UBS AG	201,374	9,351,690

		$31,757,668

Pharmaceuticals – 7.5%
Abbott Laboratories	65,520	$3,678,948
GlaxoSmithKline PLC	119,100	3,022,380
Johnson & Johnson	222,150	14,817,405
Merck & Co., Inc.	172,860	10,044,894
Pfizer, Inc.	120,420	2,737,147
Wyeth	218,540	9,657,283

		$43,958,057

Railroad & Shipping – 0.8%
Burlington Northern Santa Fe Corp.	51,950	$4,323,798
Norfolk Southern Corp.	10,100	509,444

		$4,833,242

Specialty Chemicals – 1.2%
Air Products & Chemicals, Inc.	41,866	$4,129,243
Praxair, Inc.	34,986	3,103,608

		$7,232,851

Specialty Stores – 0.9%
Advance Auto Parts, Inc.	32,180	$1,222,518
Lowe’s Cos., Inc.	37,170	840,785
Staples, Inc.	139,190	3,211,113

		$5,274,416

Telecommunications – Wireless – 1.6%
Sprint Nextel Corp.	251,640	$3,304,033
Vodafone Group PLC	1,678,103	6,254,312

		$9,558,345

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – 2.5%
AT&T, Inc.	155,980	$6,482,529
Embarq Corp.	82,307	4,076,666
TELUS Corp. (non-voting shares)	22,903	1,114,112
Verizon Communications, Inc.	64,980	2,838,976

		$14,512,283

Tobacco – 3.8%
Altria Group, Inc.	297,771	$22,505,532

Utilities – Electric Power – 4.0%
Dominion Resources, Inc.	156,542	$7,427,918
Entergy Corp.	39,800	4,756,896
FPL Group, Inc.	81,130	5,498,991
PG&E Corp.	45,070	1,942,066
PPL Corp.	29,800	1,552,282
Public Service Enterprise Group, Inc.	23,120	2,271,309

		$23,449,462

Total Common Stocks (Identified Cost, $516,814,782)		$578,677,033

SHORT-TERM OBLIGATIONS – 1.7%
General Electric Capital Corp., 4.15%, due 1/02/08, at Amortized Cost and Value (y)	$10,008,000	$10,006,846

Total Investments (Identified Cost, $526,821,628)		$588,683,879

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(493,146)

Net Assets – 100.0%		$588,190,733

(a)	Non-income producing security.

(y)	The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

See Notes to Financial Statements

7

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value (identified cost, $526,821,628)	$588,683,879
Cash	506
Foreign currency, at value (identified cost, $15)	15
Receivable for investments sold	1,035,025
Receivable for fund shares sold	1,651,376
Interest and dividends receivable	864,609
Other assets	9,823
Total assets		$592,245,233
Liabilities
Payable for investments purchased	$3,758,197
Payable for fund shares reacquired	135,633
Payable to affiliates
Management fee	48,323
Shareholder servicing costs	2,293
Distribution fees	5,409
Administrative services fee	192
Payable for independent trustees’ compensation	1,378
Accrued expenses and other liabilities	103,075
Total liabilities		$4,054,500
Net assets		$588,190,733
Net assets consist of
Paid-in capital	$497,078,418
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	61,858,403
Accumulated net realized gain (loss) on investments and foreign currency transactions	22,685,881
Undistributed net investment income	6,568,031
Net assets		$588,190,733
Shares of beneficial interest outstanding		38,688,647
Initial Class shares
Net assets	$390,346,274
Shares outstanding	25,604,033
Net asset value per share		$15.25
Service Class shares
Net assets	$197,844,459
Shares outstanding	13,084,614
Net asset value per share		$15.12

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Income
Dividends	$10,969,419
Interest	400,294
Foreign taxes withheld	(142,659)
Total investment income		$11,227,054
Expenses
Management fee	$3,706,605
Distribution fees	426,482
Shareholder servicing costs	172,995
Administrative services fee	89,944
Independent trustees’ compensation	13,378
Custodian fee	109,461
Shareholder communications	52,682
Auditing fees	47,659
Legal fees	10,147
Miscellaneous	35,016
Total expenses		$4,664,369
Reduction of expenses by investment adviser	(2,171)
Net expenses		$4,662,198
Net investment income		$6,564,856
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$23,300,738
Foreign currency transactions	3,601
Net realized gain (loss) on investments and foreign currency transactions		$23,304,339
Change in unrealized appreciation (depreciation)
Investments	$2,700,648
Translation of assets and liabilities in foreign currencies	(6,124)
Net unrealized gain (loss) on investments and foreign currency translation		$2,694,524
Net realized and unrealized gain (loss) on investments and foreign currency		$25,998,863
Change in net assets from operations		$32,563,719

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$6,564,856	$4,135,637
Net realized gain (loss) on investments and foreign currency transactions	23,304,339	6,948,782
Net unrealized gain (loss) on investments and foreign currency translation	2,694,524	42,003,072
Change in net assets from operations	$32,563,719	$53,087,491
Distributions declared to shareholders
From net investment income
Initial Class	$(2,853,983)	$(1,596,862)
Service Class	(1,283,481)	(662,120)
From net realized gain on investments
Initial Class	(4,887,597)	(4,513,846)
Service Class	(2,574,458)	(2,228,194)
Total distributions declared to shareholders	$(11,599,519)	$(9,001,022)
Change in net assets from fund share transactions	$170,561,899	$159,960,911
Total change in net assets	$191,526,099	$204,047,380
Net assets
At beginning of period	396,664,634	192,617,254
At end of period (including undistributed net investment income of $6,568,031 and $4,137,038, respectively)	$588,190,733	$396,664,634

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$14.52	$12.52	$12.13	$10.76	$8.63
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.22	$0.18	$0.16	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	0.92	2.32	0.60	1.44	2.01
Total from investment operations	$1.13	$2.54	$0.78	$1.60	$2.15
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.14)	$(0.10)	$(0.06)	$(0.02)
From net realized gain on investments	(0.25)	(0.40)	(0.29)	(0.17)	—
Total distributions declared to shareholders	$(0.40)	$(0.54)	$(0.39)	$(0.23)	$(0.02)
Net asset value, end of period	$15.25	$14.52	$12.52	$12.13	$10.76
Total return (%) (k)(r)(s)	7.91	20.84	6.66	15.18	24.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.88	0.91	0.93	1.18
Expenses after expense reductions (f)	0.86	0.88	0.90	0.90	0.90
Net investment income	1.41	1.65	1.50	1.44	1.45
Portfolio turnover	23	25	20	34	48
Net assets at end of period (000 Omitted)	$390,346	$256,529	$132,371	$83,704	$36,981

See Notes to Financial Statements

11

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$14.42	$12.44	$12.07	$10.73	$8.62
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.18	$0.15	$0.13	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	0.91	2.32	0.59	1.43	2.02
Total from investment operations	$1.08	$2.50	$0.74	$1.56	$2.13
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.12)	$(0.08)	$(0.05)	$(0.02)
From net realized gain on investments	(0.25)	(0.40)	(0.29)	(0.17)	—
Total distributions declared to shareholders	$(0.38)	$(0.52)	$(0.37)	$(0.22)	$(0.02)
Net asset value, end of period	$15.12	$14.42	$12.44	$12.07	$10.73
Total return (%) (k)(r)(s)	7.59	20.60	6.38	14.82	24.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.13	1.16	1.18	1.43
Expenses after expense reductions (f)	1.11	1.13	1.15	1.15	1.15
Net investment income	1.16	1.40	1.25	1.19	1.22
Portfolio turnover	23	25	20	34	48
Net assets at end of period (000 Omitted)	$197,844	$140,135	$60,247	$35,500	$18,137

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans. As of December 31, 2007, there were 31 shareholders.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the funds investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the

13

Notes to Financial Statements – continued

collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2007, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$4,723,190	$3,831,053
Long-term capital gain	6,876,329	5,169,969
Total distributions	$11,599,519	$9,001,022

14

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$527,737,922
Gross appreciation	88,718,791
Gross depreciation	(27,772,834)
Net unrealized appreciation (depreciation)	$60,945,957
Undistributed ordinary income	9,641,846
Undistributed long-term capital gain	20,528,360
Other temporary differences	(3,848)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1.0 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. For the year ended December 31, 2007, the fund’s average daily net assets did not exceed $1.0 billion and therefore, the management fee was not reduced.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management, distribution, and certain other fees and expenses, such that operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written agreement will continue through April 30, 2008 unless changed or rescinded by the fund’s Board of Trustees. For the year ended December 31, 2007, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the funds. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2007, the fee was $172,975, which equated to 0.035% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2007, these costs amounted to $0. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0182% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

15

Notes to Financial Statements – continued

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $3,250. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $2,171, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $269,974,153 and $109,919,871, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	8,361,424	$126,372,874	7,296,901	$98,001,296
Service Class	5,600,591	84,130,095	5,716,465	75,978,456
	13,962,015	$210,502,969	13,013,366	$173,979,752
Shares issued to shareholders in reinvestment of distributions
Initial Class	527,356	$7,741,580	472,965	$6,110,708
Service Class	264,605	3,857,939	224,927	2,890,314
	791,961	$11,599,519	697,892	$9,001,022
Shares reacquired
Initial Class	(951,777)	$(14,196,859)	(676,855)	$(9,029,625)
Service Class	(2,499,324)	(37,343,730)	(1,064,102)	(13,990,238)
	(3,451,101)	$(51,540,589)	(1,740,957)	$(23,019,863)
Net change
Initial Class	7,937,003	$119,917,595	7,093,011	$95,082,379
Service Class	3,365,872	50,644,304	4,877,290	64,878,532
	11,302,875	$170,561,899	11,970,301	$159,960,911

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $2,597 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Value Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Series (one of the series comprising MFS Variable Insurance Trust) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Value Series as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

17

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
INTERESTED TRUSTEES
Robert J. Manning(k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen(k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); MIT Sloan School (education), Senior Lecturer (since 2006); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Robert E. Butler(n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare

David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director

William R. Gutow (born 9/27/41)	Trustee	December 1993

Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)

Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Maria F. Dwyer(k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

18

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
David L. DiLorenzo(k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan(k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

James O. Yost(k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

19

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham

20

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“MFS peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual Fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period ended December 31, 2006 relative to the Lipper performance universe. The Fund commenced investment operations in 2002, therefore no performance quintile for the five-year period was available for the Fund. Because of the passage of time, this performance may differ from performance results for more recent periods, including those shown elsewhere in this report.

21

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of Funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval, and that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under ‘‘Variable Insurance Portfolios’’ on the “Products & Performance” page on the MFS Web site (mfs.com).

22

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $6,876,329 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

23

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

24

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance TrustSM

Annual report

MFS® Mid Cap Growth Series

12/31/07

VMG-ANN

MFS® MID CAP GROWTH SERIES

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Hess Corp.	3.3%
Apollo Group, Inc., “A”	2.8%
Williams Cos., Inc.	2.7%
Noble Corp.	2.7%
McAfee, Inc.	2.4%
Rockwell Automation, Inc.	2.3%
International Game Technology	2.3%
Humana, Inc.	2.3%
YUM! Brands, Inc.	2.3%
VeriSign, Inc.	2.3%

Equity sectors
Technology	17.4%
Health Care	14.1%
Energy	11.8%
Industrial Goods & Services	9.4%
Leisure	8.5%
Utilities & Communications	6.7%
Special Products & Services	6.2%
Retailing	6.2%
Financial Services	6.0%
Basic Materials	4.0%
Consumer Staples	3.5%
Autos & Housing	2.6%
Transportation	0.8%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Mid Cap Growth Series (the “fund”) provided a total return of 9.82%, while Service Class shares provided a total return of 9.51%. These compare with a return of 11.43% for the fund’s benchmark, the Russell MidCap Growth Index.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Detractors from performance

The financial services and technology sectors were the largest detractors from relative performance over the reporting period. In both, stock selection was the principal factor that held back relative returns.

In the financial services sector, poor-performing insurance and investment company Genworth Financial(aa) was among the fund’s top detractors. Genworth Financial, which derives a portion of its earnings from selling mortgage insurance in the U.S. market, declined significantly near the end of the reporting period over concerns that more homeowners would default on their mortgages. Holdings in private student loans provider The First Marblehead(g) also hurt.

Several individual securities in the technology sector weighed on performance, including printer manufacturer Lexmark International(g) and digital media services and software maker RealNetworks(aa)(g).

The industrial goods and services and transportation sectors were among the fund’s weakest sectors on a relative basis. Although stock selection was the primary negative factor in both cases, no individual stocks within either sector were among the fund’s top detractors.

Elsewhere in the fund, our positioning in managed care services provider Wellcare Health Plans(g), electronics retailer RadioShack(g), home builder NVR(g), apparel retailer Phillips-Van Heusen, and business research provider Corporate Executive Board detracted from relative performance. Not holding oil and gas drilling equipment manufacturer National Oilwell Varco(g) also hindered results as this stock outperformed the benchmark.

Contributors to performance

Boosted by stock selection, the energy sector was a positive factor in relative returns for the reporting period. Global integrated energy company Hess(aa) was among the top contributors. Shares of Hess surged in recent months due largely to hopes that an oil field discovery off the coast of Brazil could nearly double the company’s reserves. The fund’s positioning in oil and gas equipment company Cameron International also helped.

In the utilities and communications sector, natural gas pipelines operator Williams Cos. delivered strong appreciation.

Stock selection in the leisure sector also bolstered results. Gaming services provider Penn National Gaming(g) was among the leaders of the fund’s relative performance.

3

Management review – continued

In other sectors, overweighted positions in diesel engine maker Cummins and digital map database provider NAVTEQ(g) contributed to relative returns. The fund’s holdings in education services company ITT Educational Services, diagnostic and medical device company Cytyc(g), and petrochemical company Praxair(aa) were other standout contributors. Not owning clothing retailer JC Penny also helped.

Respectfully,

Matthew Krummell	Eric Weigel
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective October 2007, Eric Weigel became co-manager of the fund.

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment(t)

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	4/28/00	9.82%	12.76%	–2.37%
Service Class	5/01/00	9.51%	12.48%	–2.62%

Comparative index

Russell Midcap Growth Index (f)	11.43%	17.90%	1.17%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the fund’s investment operations, April 28,2000 through the stated period end.

Index Definition

Russell Midcap Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period, July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	0.91%	$1,000.00	$987.10	$4.56
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63
Service Class	Actual	1.16%	$1,000.00	$985.60	$5.81
	Hypothetical (h)	1.16%	$1,000.00	$1,019.36	$5.90

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 97.2%
Alcoholic Beverages – 0.8%
Molson Coors Brewing Co.	32,500	$1,677,650

Apparel Manufacturers – 1.8%
Coach, Inc. (a)	65,080	$1,990,146
Phillips-Van Heusen Corp.	51,570	1,900,870

		$3,891,016

Automotive – 1.8%
Autoliv, Inc. (l)	23,590	$1,243,429
BorgWarner Transmission Systems, Inc.	13,000	629,330
Goodyear Tire & Rubber Co. (a)	73,360	2,070,219

		$3,942,978

Biotechnology – 2.2%
Genzyme Corp. (a)	32,980	$2,455,031
Invitrogen Corp. (a)	8,640	807,062
Millipore Corp. (a)(l)	22,540	1,649,477

		$4,911,570

Brokerage & Asset Managers – 2.7%
Affiliated Managers Group, Inc. (a)(l)	14,850	$1,744,281
CME Group, Inc.	2,840	1,948,240
Legg Mason, Inc.	18,500	1,353,275
TD AMERITRADE Holding Corp. (a)	47,730	957,464

		$6,003,260

Business Services – 2.1%
Amdocs Ltd. (a)	84,330	$2,906,855
Cognizant Technology Solutions Corp., “A” (a)	20,800	705,952
Corporate Executive Board Co. (l)	17,740	1,066,174

		$4,678,981

Cable TV – 0.8%
EchoStar Communications Corp., “A” (a)	48,460	$1,827,911

Chemicals – 1.1%
PPG Industries, Inc.	33,940	$2,383,606

Computer Software – 6.7%
McAfee, Inc. (a)	141,050	$5,289,375
Salesforce.com, Inc. (a)(l)	17,900	1,122,151
Synopsys, Inc. (a)(l)	134,530	3,488,363
VeriSign, Inc. (a)	133,570	5,023,568

		$14,923,457

Computer Software – Systems – 0.5%
Network Appliance, Inc. (a)	41,650	$1,039,584

Construction – 0.8%
Sherwin-Williams Co.	32,110	$1,863,664

Consumer Goods & Services – 4.9%
Apollo Group, Inc., “A” (a)	87,760	$6,156,364
Avon Products, Inc.	24,940	985,878
Estee Lauder Cos., Inc., “A”	20,260	883,539
ITT Educational Services, Inc. (a)(l)	17,710	1,510,132
Priceline.com, Inc. (a)(l)	11,980	1,376,023

		$10,911,936

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electrical Equipment – 3.3%
Rockwell Automation, Inc.	75,370	$5,197,515
W.W. Grainger, Inc. (l)	10,460	915,459
WESCO International, Inc. (a)(l)	31,850	1,262,534

		$7,375,508

Electronics – 7.8%
Amkor Technology, Inc. (a)(l)	101,520	$865,966
Flextronics International Ltd. (a)	320,000	3,859,200
Intersil Corp., “A”	139,220	3,408,106
MEMC Electronic Materials, Inc. (a)	15,010	1,328,235
National Semiconductor Corp. (l)	91,180	2,064,315
ON Semiconductor Corp. (a)(l)	356,110	3,162,257
SanDisk Corp. (a)(l)	44,800	1,486,016
Varian Semiconductor Equipment Associates, Inc. (a)	26,470	979,390

		$17,153,485

Energy – Independent – 1.7%
CONSOL Energy, Inc.	42,500	$3,039,600
Tesoro Corp.	14,230	678,771

		$3,718,371

Energy – Integrated – 3.3%
Hess Corp.	71,390	$7,200,395

Food & Beverages – 0.8%
Pepsi Bottling Group, Inc.	46,280	$1,826,209

Food & Drug Stores – 1.8%
Kroger Co.	153,340	$4,095,711

Gaming & Lodging – 3.2%
International Game Technology	118,210	$5,192,965
Royal Caribbean Cruises Ltd. (l)	46,320	1,965,821

		$7,158,786

Health Maintenance Organizations – 2.3%
Humana, Inc. (a)	67,470	$5,081,166

Insurance – 2.2%
Aspen Insurance Holdings Ltd.	43,660	$1,259,154
Genworth Financial, Inc., “A”	115,000	2,926,750
Max Capital Group Ltd.	24,000	671,760

		$4,857,664

Leisure & Toys – 1.6%
Electronic Arts, Inc. (a)	61,000	$3,563,010

Machinery & Tools – 6.1%
Cummins, Inc.	26,200	$3,337,094
Eaton Corp.	43,870	4,253,197
Kennametal, Inc.	26,200	991,932
Parker Hannifin Corp.	11,795	888,281
Timken Co.	120,810	3,968,609

		$13,439,113

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Medical & Health Technology & Services – 3.3%
Express Scripts, Inc. (a)	46,510	$3,395,230
HLTH Corp. (a)(l)	191,860	2,570,924
Patterson Cos., Inc. (a)(l)	36,300	1,232,385

		$7,198,539

Medical Equipment – 3.9%
Advanced Medical Optics, Inc. (a)(l)	62,700	$1,538,031
Cooper Cos., Inc. (l)	13,970	530,860
DENTSPLY International, Inc.	33,570	1,511,321
St. Jude Medical, Inc. (a)	43,100	1,751,584
Zimmer Holdings, Inc. (a)	50,000	3,307,500

		$8,639,296

Metals & Mining – 1.2%
Cleveland-Cliffs, Inc. (l)	27,450	$2,766,960

Natural Gas – Pipeline – 2.7%
Williams Cos., Inc.	170,050	$6,084,389

Network & Telecom – 1.0%
QLogic Corp. (a)	150,600	$2,138,520

Oil Services – 6.8%
Cameron International Corp. (a)	80,180	$3,859,063
Noble Corp.	106,900	6,040,919
Pride International, Inc. (a)	39,200	1,328,880
Smith International, Inc.	24,210	1,787,909
Transocean, Inc.	13,728	1,965,163

		$14,981,934

Other Banks & Diversified Financials – 1.1%
Northern Trust Corp.	33,080	$2,533,266

Personal Computers & Peripherals – 1.4%
Nuance Communications, Inc. (a)(l)	168,210	$3,142,163

Pharmaceuticals – 2.4%
Allergan, Inc.	50,230	$3,226,775
Endo Pharmaceuticals Holdings, Inc. (a)	78,540	2,094,662

		$5,321,437

Printing & Publishing – 0.6%
Dun & Bradstreet Corp. (l)	15,860	$1,405,672

Railroad & Shipping – 0.8%
Kirby Corp. (a)	39,900	$1,854,552

Restaurants – 2.3%
YUM! Brands, Inc.	131,730	$5,041,307

Specialty Chemicals – 1.7%
Praxair, Inc.	42,130	$3,737,352

Specialty Stores – 2.6%
Advance Auto Parts, Inc.	25,000	$949,751
GameStop Corp., “A” (a)	62,380	3,874,422
Ross Stores, Inc.	34,400	879,608

		$5,703,781

Telephone Services – 1.0%
Embarq Corp.	43,850	$2,171,891

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Tobacco – 1.1%
Loews Corp.	27,800	$2,371,340

Utilities – Electric Power – 3.0%
Constellation Energy Group, Inc.	20,780	$2,130,573
Mirant Corp. (a)	57,560	2,243,689
NRG Energy, Inc. (a)(l)	50,420	2,185,203

		$6,559,465

Total Common Stocks (Identified Cost, $189,113,930)		$215,176,895

SHORT-TERM OBLIGATIONS – 3.0%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$6,610,000	$6,609,244

COLLATERAL FOR SECURITIES LOANED – 14.4%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	31,846,370	$31,846,370

Total Investments (Identified Cost, $227,569,544)		$253,632,509

OTHER ASSETS, LESS LIABILITIES – (14.6)%		(32,375,672)

Net Assets – 100.0%		$221,256,837

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value, including $31,295,851 of securities on loan (identified cost, $227,569,544)	$253,632,509
Cash	943
Receivable for fund shares sold	159,337
Interest and dividends receivable	82,662
Other assets	4,246
Total assets		$253,879,697
Liabilities
Payable for investments purchased	$205,349
Payable for fund shares reacquired	427,677
Collateral for securities loaned, at value (c)	31,846,370
Payable to affiliates
Management fee	18,306
Shareholder servicing costs	932
Distribution fees	1,326
Administrative services fee	192
Payable for independent trustees’ compensation	427
Accrued expenses and other liabilities	122,281
Total liabilities		$32,622,860
Net assets		$221,256,837
Net assets consist of
Paid-in capital	$172,715,424
Unrealized appreciation (depreciation) on investments and translations of assets and liabilities in foreign currencies	26,062,965
Accumulated net realized gain (loss) on investments and foreign currency transactions	22,478,448
Net assets		$221,256,837
Shares of beneficial interest outstanding		29,008,031
Initial Class shares
Net assets	$173,048,227
Shares outstanding	22,597,445
Net asset value per share		$7.66
Service Class shares
Net assets	$48,208,610
Shares outstanding	6,410,586
Net asset value per share		$7.52

(c)	Non-cash collateral not included.

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment loss
Income
Dividends	$1,662,915
Interest	300,877
Total investment income		$1,963,792
Expenses
Management fee	$1,824,063
Distribution fees	121,858
Shareholder servicing costs	85,235
Administrative services fee	49,414
Independent trustees’ compensation	11,781
Custodian fee	47,756
Shareholder communications	110,390
Auditing fees	47,181
Legal fees	4,558
Miscellaneous	35,952
Total expenses		$2,338,188
Reduction of expenses by investment adviser	(1,115)
Net expenses		$2,337,073
Net investment loss		$(373,281)
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis) on investment transactions		$23,240,055
Change in unrealized appreciation (depreciation) on investments		(8,715)
Net realized and unrealized gain (loss) on investments		$23,231,340
Change in net assets from operations		$22,858,059

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income (loss)	$(373,281)	$373,069
Net realized gain (loss) on investments and foreign currency transactions	23,240,055	9,494,181
Net unrealized gain (loss) on investments and foreign currency translation	(8,715)	(3,952,913)
Change in net assets from operations	$22,858,059	$5,914,337
Distributions declared to shareholders
From net investment income
Initial Class	$(361,595)	$—
From net realized gain on investments
Initial Class	(7,696,033)	(6,916,627)
Service Class	(1,920,387)	(1,250,955)
Total distributions declared to shareholders	$(9,978,015)	$(8,167,582)
Change in net assets from fund share transactions	$(24,236,624)	$(22,013,968)
Total change in net assets	$(11,356,580)	$(24,267,213)
Net assets
At beginning of period	232,613,417	256,880,630
At end of period (including undistributed net investment income of $0 and $361,001, respectively)	$221,256,837	$232,613,417

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$7.25	$7.30	$7.08	$6.18	$4.51
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.01	$(0.03)	$(0.04)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	0.71	0.18	0.25	0.94	1.69
Total from investment operations	$0.70	$0.19	$0.22	$0.90	$1.67
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$—	$—	$—
From net realized gain on investments	(0.28)	(0.24)	—	—	—
Total distributions declared to shareholders	$(0.29)	$(0.24)	$—	$—	$—
Net asset value, end of period	$7.66	$7.25	$7.30	$7.08	$6.18
Total return (%) (k)(r)(s)	9.82	2.55	3.11	14.56	37.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.90	0.92	0.87	0.91
Expenses after expense reductions (f)	0.91	0.89	0.92	0.87	0.89
Net investment income (loss)	(0.10)	0.19	(0.40)	(0.56)	(0.45)
Portfolio turnover	91	141	86	83	86
Net assets at end of period (000 Omitted)	$173,048	$190,684	$216,765	$221,192	$165,102

See Notes to Financial Statements

12

Financial Highlights — continued

Service Class

	Years ended 12/31
	2007	2006		2005	2004	2003
Net asset value, beginning of period	$7.13	$7.20		$7.00	$6.12	$4.48
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.00	)(w)	$(0.04)	$(0.05)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.70	0.17		0.24	0.93	1.68
Total from investment operations	$0.67	$0.17		$0.20	$0.88	$1.64
Less distributions declared to shareholders
From net realized gain on investments	$(0.28)	$(0.24)		$—	$—	$—
Net asset value, end of period	$7.52	$7.13		$7.20	$7.00	$6.12
Total return (%) (k)(r)(s)	9.51	2.30		2.86	14.38	36.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.15		1.17	1.12	1.16
Expenses after expense reductions (f)	1.16	1.15		1.17	1.12	1.14
Net investment loss	(0.35)	(0.02)		(0.66)	(0.81)	(0.70)
Portfolio turnover	91	141		86	83	86
Net assets at end of period (000 Omitted)	$48,209	$41,929		$40,116	$49,849	$46,588

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Growth Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products and qualified retirement and pension plans. As of December 31, 2007, there were 17 shareholders.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities

14

Notes to Financial Statements – continued

collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2007, the value of securities loaned was $31,295,851. These loans were collateralized by cash of $31,846,370 and U.S. Treasury obligations of $258,467.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2007, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

15

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$3,918,982	$—
Long-term capital gain	6,059,033	8,167,582
Total distributions	$9,978,015	$8,167,582

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$228,214,059
Gross appreciation	33,723,433
Gross depreciation	(8,304,983)
Net unrealized appreciation (depreciation)	$25,418,450
Undistributed ordinary income	252,235
Undistributed long-term capital gain	22,870,728

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. For the year ended December 31, 2007, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2007, the fee was $85,096, which equated to 0.035% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2007, these costs amounted to $107. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

16

Notes to Financial Statements – continued

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0203% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $1,539. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $1,115, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $215,315,392 and $251,845,806, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	4,234,333	$32,366,469	1,316,700	$9,242,842
Service Class	2,611,373	19,557,977	1,570,194	10,883,659
	6,845,706	$51,924,446	2,886,894	$20,126,501
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,081,561	$8,057,628	924,683	$6,916,627
Service Class	261,990	1,920,387	169,736	1,250,955
	1,343,551	$9,978,015	1,094,419	$8,167,582
Shares reacquired
Initial Class	(9,008,183)	$(68,509,129)	(5,631,143)	$(40,103,768)
Service Class	(2,342,074)	(17,629,956)	(1,430,220)	(10,204,283)
	(11,350,257)	$(86,139,085)	(7,061,363)	$(50,308,051)
Net change
Initial Class	(3,692,289)	$(28,085,032)	(3,389,760)	$(23,944,299)
Service Class	531,289	3,848,408	309,710	1,930,331
	(3,161,000)	$(24,236,624)	(3,080,050)	$(22,013,968)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $1,314 and $7,481, respectively, and are included in miscellaneous expense on the Statement of Operations.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Mid Cap Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Series (one of the series comprising MFS Variable Insurance Trust) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Mid Cap Growth Series as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

18

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
INTERESTED TRUSTEES
Robert J. Manning(k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen(k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); MIT Sloan School (education), Senior Lecturer (since 2006); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)

INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Robert E. Butler(n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare

David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director

William R. Gutow (born 9/27/41)	Trustee	December 1993

Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)

Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Maria F. Dwyer(k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

19

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
David L. DiLorenzo(k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan(k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

Richard S. Weitzel(k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

20

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Eric Weigel Matthew Krummell

21

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“MFS peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for each of the one and five-year periods ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

22

Board Review of Investment Advisory Agreement – continued

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including the replacement of both portfolio managers in June 2006, and significant changes to the Fund’s investment process in June 2006. In addition, the Trustees requested that they continue to receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data, the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

23

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under ‘‘Variable Insurance Portfolios’’ on the “Products & Performance” page on the MFS Web site (mfs.com).

24

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $6,059,033 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 47.14% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance TrustSM

Annual report

MFS® Global Equity Series

12/31/07

VGE-ANN

MFS® GLOBAL EQUITY SERIES

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.7%
Johnson & Johnson	2.6%
Roche Holding AG	2.3%
LVMH Moet Hennessy Louis Vuitton S.A.	2.3%
Kao Corp.	2.2%
Bank of New York Mellon Corp.	2.0%
Reckitt Benckiser Group PLC	1.9%
American Express Co.	1.9%
Diageo PLC	1.9%
GlaxoSmithKline PLC	1.8%

Equity sectors
Consumer Staples	18.1%
Financial Services	16.4%
Health Care	13.7%
Basic Materials	7.9%
Energy	6.6%
Technology	6.3%
Retailing	6.1%
Leisure	6.0%
Industrial Goods & Services	5.0%
Utilities & Communications	4.4%
Autos & Housing	3.6%
Transportation	3.3%
Special Products & Services	2.1%

Country weightings
United States	34.4%
France	14.0%
Switzerland	11.8%
United Kingdom	10.2%
Japan	10.1%
Germany	8.8%
Netherlands	4.3%
South Korea	1.2%
Austria	1.1%
Other Countries	4.1%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Global Equity Series (the “fund”) provided a total return of 9.19%, while Service Class shares provided a total return of 8.97%. These compare with a return of 9.57% for the fund’s benchmark, the MSCI World Index.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Detractors from performance

Stock selection and, to a lesser extent, an underweighted position in the technology sector held back performance relative to the MSCI World Index. Holdings of printers and computer peripherals maker Canon (Japan) and electronics manufacturer Samsung Electronics(aa) (South Korea) were among the fund’s top detractors. Not owning computer and personal electronics maker Apple and mobile phone maker Nokia (Finland) also hurt as both stocks rose significantly over the reporting period.

Although a combination of an underweighted position and stock selection in the energy sector negatively affected relative returns, no individual securities in this sector were among the top detractors.

Stock selection in the autos and housing sector further dampened results. Motorcycle manufacturer Harley-Davidson was particularly disappointing as the return of the company’s stock trailed that of the benchmark. The company’s profitability suffered from lower demand in the United States and residual effects of a first quarter 2007 strike.

Elsewhere, financial services firms, UBS (Switzerland) and American Express, and insurance firms, Genworth Financial and Swiss Reinsurance (Switzerland), detracted from relative performance. Not owning strong-performing mining giant BHP Billiton (U.K.) also hurt results.

Contributors to performance

The combination of stock selection and an underweighted position in the financial services sector had a positive impact on relative returns. Our position in wealth management firm Julius Baer (Switzerland) was among the fund’s top contributors. Not owning financial services giant Citigroup also bolstered relative performance as the company underperformed the benchmark substantially due to the recent subprime mortgage market woes.

Overweighting the consumer staples sector was another positive factor for relative performance. Holdings of global food company Nestle (Switzerland) and household products manufacturer Reckitt Benckiser (U.K.) boosted results. Shares of Nestle gained on strong sales across all categories and regions despite increased costs.

Stock selection in the retailing sector also aided relative returns. Athletic shoes and apparel manufacturer NIKE was one of the fund’s top relative performers.

Stocks in other sectors that were among the top contributors included healthcare products maker Bayer (Germany), power and gas company E.ON (Germany), industrial gas producers, Praxair and Linde (Germany), and electrical distribution equipment company Schneider Electric (France).

3

Management review – continued

During the reporting period, currency exposure was a contributor to the fund’s relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

David Mannheim	Simon Todd
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment (t)

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	5/03/99	9.19%	17.21%	8.44%
Service Class	5/01/00	8.97%	16.86%	8.29%

Comparative Index

MSCI World Index (f)	9.57%	17.53%	4.98%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the fund’s investment operations, May 3, 1999, through the stated period end.

Index Definition

Morgan Stanley Capital International (MSCI) World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne By The Contract Holders During the Period,

July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	1.15%	$1,000.00	$1,016.40	$5.84
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
Service Class	Actual	1.40%	$1,000.00	$1,015.80	$7.11
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.5%
Alcoholic Beverages – 4.4%
Diageo PLC	49,159	$1,052,270
Grupo Modelo S.A. de C.V., “C”	25,300	119,380
Heineken N.V.	11,480	739,367
Pernod Ricard S.A. (l)	2,678	616,783

		$2,527,800

Apparel Manufacturers – 4.0%
LVMH Moet Hennessy Louis Vuitton S.A.	10,720	$1,288,441
NIKE, Inc., “B”	15,740	1,011,138

		$2,299,579

Automotive – 3.6%
Bayerische Motoren Werke AG	11,480	$708,902
Bridgestone Corp. (l)	14,600	257,141
Harley-Davidson, Inc. (l)	12,690	592,750
Toyota Motor Corp.	8,900	479,044

		$2,037,837

Biotechnology – 0.2%
Actelion Ltd. (a)	2,668	$121,581

Broadcasting – 4.5%
Omnicom Group, Inc.	6,700	$318,451
Viacom, Inc., “B” (a)(l)	6,695	294,044
Vivendi S.A.	10,730	488,938
Walt Disney Co.	21,510	694,343
WPP Group PLC	58,500	748,958

		$2,544,734

Brokerage & Asset Managers – 2.0%
Goldman Sachs Group, Inc.	1,220	$262,361
Julius Baer Holding Ltd.	4,797	389,918
Nomura Holdings, Inc. (l)	27,400	458,036

		$1,110,315

Business Services – 1.0%
Accenture Ltd., “A”	9,150	$329,675
DST Systems, Inc. (a)(l)	3,050	251,778

		$581,453

Chemicals – 2.9%
3M Co.	10,710	$903,067
Givaudan S.A.	790	759,030

		$1,662,097

Computer Software – 1.2%
Oracle Corp. (a)	31,430	$709,689

Conglomerates – 1.1%
Smiths Group PLC	32,379	$649,069

Consumer Goods & Services – 7.2%
Alberto-Culver Co.	8,920	$218,897
Henkel KGaA, IPS	14,670	822,331
Kao Corp.	41,000	1,233,138
Procter & Gamble Co.	10,059	738,532
Reckitt Benckiser Group PLC	18,960	1,095,299

		$4,108,197

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 4.2%
Legrand S.A.	18,090	$614,450
OMRON Corp.	10,800	255,630
Rockwell Automation, Inc. (l)	8,820	608,227
Schneider Electric S.A.	6,870	918,601

		$2,396,908

Electronics – 5.1%
Asahi Glass Co. Ltd. (l)	19,000	$251,958
Canon, Inc. (l)	20,100	918,375
Hirose Electric Co. Ltd. (l)	2,000	231,303
Intel Corp.	21,270	567,058
Ricoh Co. Ltd.	13,000	239,096
Samsung Electronics Co. Ltd.	1,132	665,345

		$2,873,135

Energy – Independent – 0.9%
INPEX Holdings, Inc.	47	$505,571

Energy – Integrated – 5.7%
Chevron Corp.	5,930	$553,447
Exxon Mobil Corp. (l)	8,700	815,103
Royal Dutch Shell PLC	19,450	819,629
TOTAL S.A.	12,430	1,031,561

		$3,219,740

Food & Beverages – 6.5%
General Mills, Inc.	14,880	$848,160
Nestle S.A.	4,578	2,097,702
PepsiCo, Inc.	9,990	758,241

		$3,704,103

Food & Drug Stores – 1.5%
Tesco PLC	37,988	$358,709
Walgreen Co.	12,500	476,000

		$834,709

Gaming & Lodging – 1.5%
Ladbrokes PLC	58,009	$370,482
William Hill PLC	44,280	459,239

		$829,721

General Merchandise – 0.4%
Wal-Mart Stores, Inc. (l)	4,710	$223,866

Insurance – 3.6%
Assicurazioni Generali S.p.A. (l)	6,142	$275,337
AXA	18,820	749,343
Genworth Financial, Inc., “A” (l)	13,040	331,868
QBE Insurance Group Ltd.	4,254	123,958
Swiss Reinsurance Co.	8,040	563,986

		$2,044,492

Machinery & Tools – 0.8%
Fanuc Ltd.	2,900	$282,433
Pitney Bowes, Inc. (l)	4,260	162,050

		$444,483

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 6.2%
Bank of New York Mellon Corp.	23,720	$1,156,587
Credit Agricole S.A.	12,630	423,683
Erste Bank der Oesterreichischen Sparkassen AG	9,200	653,889
Intesa Sanpaolo S.p.A.	36,701	287,845
State Street Corp. (l)	12,310	999,572

		$3,521,576

Medical Equipment – 3.7%
Medtronic, Inc.	12,510	$628,878
Synthes, Inc.	4,500	556,224
Thermo Fisher Scientific, Inc. (a)(l)	9,980	575,646
Zimmer Holdings, Inc. (a)	4,800	317,520

		$2,078,268

Natural Gas – Distribution – 1.0%
Gaz de France	6,100	$355,203
Tokyo Gas Co. Ltd.	47,000	219,437

		$574,640

Other Banks & Diversified Financials – 4.6%
Aeon Credit Service Co. Ltd.	11,400	$168,531
American Express Co. (l)	20,240	1,052,885
Bangkok Bank Public Co. Ltd.	59,100	208,919
Komercni Banka A.S.	1,008	242,271
PT Bank Central Asia Tbk.	72,500	55,784
UBS AG	19,158	889,686

		$2,618,076

Pharmaceuticals – 9.8%
Bayer AG	9,810	$894,422
GlaxoSmithKline PLC	41,180	1,045,018
Johnson & Johnson	22,470	1,498,749
Merck KGaA	6,300	809,293
Roche Holding AG	7,720	1,329,780

		$5,577,262

Railroad & Shipping – 0.4%
Canadian National Railway Co.	5,374	$252,202

Specialty Chemicals – 5.0%
L’Air Liquide S.A.	5,689	$842,925
Linde AG	7,180	945,648
Praxair, Inc.	6,430	570,405
Shin-Etsu Chemical Co. Ltd.	3,400	212,577
Sigma-Aldrich Corp. (l)	4,790	261,534

		$2,833,089

Specialty Stores – 0.2%
Sally Beauty Holdings, Inc. (a)(l)	10,690	$96,745

Telephone Services – 0.8%
Singapore Telecommunications Ltd.	166,950	$458,145

Trucking – 2.9%
TNT N.V.	20,870	$868,454
United Parcel Service, Inc., “B” (l)	10,700	756,704
Yamato Holdings Co. Ltd.	3,000	43,262

		$1,668,420

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – 2.6%
E.ON AG	3,910	$830,194
SUEZ S.A.	9,320	631,758

		$1,461,952

Total Common Stocks (Identified Cost, $46,417,227)		$56,569,454

SHORT-TERM OBLIGATIONS – 0.6%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$360,000	$359,959

COLLATERAL FOR SECURITIES LOANED – 14.0%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	7,963,503	$7,963,503

Total Investments (Identified Cost, $54,740,689) (k)		$64,892,916

OTHER ASSETS, LESS LIABILITIES – (14.1)%		(8,019,484)

Net Assets – 100.0%		$56,873,432

(a)	Non-income producing security.

(k)	As of December 31, 2007, the fund had 10 securities that were fair valued, aggregating $3,643,633 and 5.61% of market value, in accordance with the policies adopted by the Board of Trustees.

(l)	All or a portion of this security is on loan.

(y)	The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

IPS	International Preference Stock

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value, including $8,493,414 of securities on loan (identified cost, $54,740,689)	$64,892,916
Cash	1,530
Receivable for fund shares sold	14,010
Interest and dividends receivable	62,900
Receivable from investment adviser	13,659
Other assets	1,653
Total assets		$64,986,668
Liabilities
Payable for investments purchased	$31,073
Payable for fund shares reacquired	5,795
Collateral for securities loaned, at value (c)	7,963,503
Payable to affiliates
Management fee	6,254
Shareholder servicing costs	255
Distribution fees	17
Administrative services fee	192
Payable for independent trustees’ compensation	162
Accrued expenses and other liabilities	105,985
Total liabilities		$8,113,236
Net assets		$56,873,432
Net assets consist of
Paid-in capital	$42,198,004
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $813 deferred country tax)	10,151,573
Accumulated net realized gain (loss) on investments and foreign currency transactions	4,029,636
Undistributed net investment income	494,219
Net assets		$56,873,432
Shares of beneficial interest outstanding		3,676,789
Initial Class shares
Net assets	$56,245,848
Shares outstanding	3,636,218
Net asset value per share		$15.47
Service Class shares
Net assets	$627,584
Shares outstanding	40,571
Net asset value per share		$15.47

(c)	Non-cash collateral not included.

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Income
Dividends	$1,165,987
Interest	85,867
Foreign taxes withheld	(88,584)
Total investment income		$1,163,270
Expenses
Management fee	$573,581
Distribution fees	1,215
Shareholder servicing costs	20,086
Administrative services fee	18,715
Independent trustees’ compensation	3,534
Custodian fee	77,160
Shareholder communications	44,798
Auditing fees	50,724
Legal fees	2,320
Miscellaneous	17,655
Total expenses		$809,788
Reduction of expenses by investment adviser	(149,152)
Net expenses		$660,636
Net investment income		$502,634
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions (net of $56 country tax)	$4,109,631
Foreign currency transactions	(7,858)
Net realized gain (loss) on investments and foreign currency transactions		$4,101,773
Change in unrealized appreciation (depreciation)
Investments (net of $813 deferred country tax)	$246,051
Translation of assets and liabilities in foreign currencies	(339)
Net unrealized gain (loss) on investments and foreign currency translation		$245,712
Net realized and unrealized gain (loss) on investments and foreign currency		$4,347,485
Change in net assets from operations		$4,850,119

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$502,634	$1,145,473
Net realized gain (loss) on investments and foreign currency transactions	4,101,773	3,553,026
Net unrealized gain (loss) on investments and foreign currency translation	245,712	4,930,275
Change in net assets from operations	$4,850,119	$9,628,774
Distributions declared to shareholders
From net investment income
Initial Class	$(1,128,394)	$(206,391)
Service Class	(8,202)	(284)
From net realized gain on investments
Initial Class	(3,544,452)	(3,069,259)
Service Class	(26,643)	(5,453)
Total distributions declared to shareholders	$(4,707,691)	$(3,281,387)
Change in net assets from fund share transactions	$3,071,598	$11,840,501
Total change in net assets	$3,214,026	$18,187,888
Net assets
At beginning of period	53,659,406	35,471,518
At end of period (including undistributed net investment income of $494,219 and $1,136,095, respectively)	$56,873,432	$53,659,406

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$15.45	$13.49	$12.80	$10.86	$8.50
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.37	$0.09	$0.06	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.22	2.76	0.86	1.92	2.30
Total from investment operations	$1.35	$3.13	$0.95	$1.98	$2.36
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.07)	$(0.04)	$(0.04)	$(0.00	)(w)
From net realized gain on investments	(1.01)	(1.10)	(0.22)	—	—
Total distributions declared to shareholders	$(1.33)	$(1.17)	$(0.26)	$(0.04)	$(0.00	)(w)
Net asset value, end of period	$15.47	$15.45	$13.49	$12.80	$10.86
Total return (%) (k)(r)(s)	9.19	24.41	7.68	18.28	27.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.41	1.49	1.48	1.56	1.94
Expenses after expense reductions (f)	1.15	1.15	1.15	1.15	1.15
Net investment income	0.88	2.60	0.68	0.53	0.63
Portfolio turnover	38	37	52	40	48
Net assets at end of period (000 Omitted)	$56,246	$53,388	$35,415	$31,983	$18,212

See Notes to Financial Statements

12

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004		2003
Net asset value, beginning of period	$15.47	$13.53	$13.00	$10.99		$8.57
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.31	$0.03	$0.11		$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	1.23	2.79	0.76	1.90		2.29
Total from investment operations	$1.32	$3.10	$0.79	$2.01		$2.42
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.06)	$(0.04)	$—		$—
From net realized gain on investments	(1.01)	(1.10)	(0.22)	—		—
Total distributions declared to shareholders	$(1.32)	$(1.16)	$(0.26)	$—		$—
Net asset value, end of period	$15.47	$15.47	$13.53	$13.00		$10.99
Total return (%) (k)(r)(s)	8.97	24.02	6.30	18.29		28.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.76	1.73	0.60	(y)	1.44	(y)
Expenses after expense reductions (f)	1.40	1.40	1.40	0.19	(y)	0.65	(y)
Net investment income	0.60	2.29	0.22	0.81		1.41
Portfolio turnover	38	37	52	40		48
Net assets at end of period (000 Omitted)	$628	$271	$56	$27		$22

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(y)	Expense ratio is not in correlation with the contractual fee arrangement due to the small size of Service Class assets.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Equity Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans. As of December 31, 2007, there were 14 shareholders.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses

14

Notes to Financial Statements – continued

attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2007, the value of securities loaned was $8,493,414. These loans were collateralized by cash of $7,963,503 and U.S. Treasury obligations of $794,688.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2007, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

15

Notes to Financial Statements – continued

Book/tax differences primarily relate to wash sale loss deferrals and foreign taxes.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$1,603,726	$398,827
Long-term capital gain	3,103,965	2,882,560
Total distributions	$4,707,691	$3,281,387

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$54,826,031
Gross appreciation	11,180,962
Gross depreciation	(1,114,077)
Net unrealized appreciation (depreciation)	$10,066,885
Undistributed ordinary income	824,969
Undistributed long-term capital gain	3,785,341
Other temporary differences	(1,767)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.90% of average daily net assets in excess of $1 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. For the year ended December 31, 2007, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management, distribution, and certain other fees and expenses, such that operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written agreement will continue through April 30, 2008 unless changed or rescinded by the fund’s Board of Trustees. For the year ended December 31, 2007, this reduction amounted to $148,889 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2007, the fee was $20,076, which equated to 0.035% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2007, these costs amounted to $0. The fund may also pay shareholder servicing related costs to non-related parties.

16

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0326% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $370. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $263, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $21,397,730 and $22,307,596, respectively.

(5)	Shares of Beneficial Interest

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	883,086	$13,713,962	1,192,945	$16,958,248
Service Class	31,072	481,780	19,474	288,494
	914,158	$14,195,742	1,212,419	$17,246,742
Shares issued to shareholders in reinvestment of distributions
Initial Class	317,449	$4,672,846	240,856	$3,275,650
Service Class	2,364	34,845	420	5,737
	319,813	$4,707,691	241,276	$3,281,387
Shares reacquired
Initial Class	(1,020,908)	$(15,669,492)	(602,123)	$(8,587,631)
Service Class	(10,397)	(162,343)	(6,518)	(99,997)
	(1,031,305)	$(15,831,835)	(608,641)	$(8,687,628)
Net change
Initial Class	179,627	$2,717,316	831,678	$11,646,267
Service Class	23,039	354,282	13,376	194,234
	202,666	$3,071,598	845,054	$11,840,501

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $291 and $2,177, respectively, and are included in miscellaneous expense on the Statement of Operations.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Global Equity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Equity Series (one of the series comprising MFS Variable Insurance Trust) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Global Equity Series as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

18

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
INTERESTED TRUSTEES
Robert J. Manning(k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen(k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); MIT Sloan School (education), Senior Lecturer (since 2006); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Robert E. Butler(n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare

David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)

Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Maria F. Dwyer(k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

19

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
David L. DiLorenzo(k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan(k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

Richard S. Weitzel(k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

20

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers David Mannheim Simon Todd

21

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“MFS peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel

22

Board Review of Investment Advisory Agreement – continued

during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval, and that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation), the Fund’s effective advisory fee rate was lower than the Lipper expense group median and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

23

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $3,103,965 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 30.63% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $468,277. The fund intends to pass through foreign tax credits of $34,167 for the fiscal year.

24

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

25

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance TrustSM

Annual report

MFS® New Discovery Series

12/31/07

VND-ANN

MFS® NEW DISCOVERY SERIES

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Corporate Executive Board Co.	2.7%
NICE Systems Ltd., ADR	2.5%
MWI Veterinary Supply, Inc.	2.3%
Polypore International, Inc.	2.0%
Panera Bread Co., “A”	1.9%
Hittite Microwave Corp.	1.9%
Nuance Communications, Inc.	1.8%
Quanta Services, Inc.	1.8%
M.D.C. Holdings, Inc.	1.8%
THQ, Inc.	1.8%

Equity sectors
Health Care	25.0%
Technology	20.7%
Leisure	11.7%
Retailing	8.9%
Special Products & Services	7.6%
Industrial Goods & Services	7.1%
Energy	4.9%
Consumer Staples	3.7%
Autos & Housing	3.2%
Basic Materials	2.7%
Financial Services	2.1%
Utilities & Communications	1.3%
Transportation	0.5%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS New Discovery Series (the “fund”) provided a total return of 2.52%, while Service Class shares provided a total return of 2.25%. These compare with a return of 7.05% for the fund’s benchmark, the Russell 2000 Growth Index.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas –experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Detractors from performance

Stock selection in the consumer staples sector was a key factor that dampened relative results. Our positioning in manufacturer and distributor of lawn, garden, and pet supplies, Central Garden & Pet, was the largest relative detractor from performance in the fund for the reporting period. Shares of Central Garden & Pet fell after the company reported a quarterly loss and analysts reduced yearly earnings estimates for the company.

A combination of stock selection and an overweighted position in the retailing sector also held back returns. Our holdings in weak-performing urban fashion apparel retailer Citi Trends was the principal detractor in the sector. Citi Trends declined after its top executive said inventory losses from theft and paperwork errors will likely persist for some time.

A combination of stock selection and an underweighted position in both the industrial goods and services and basic materials sectors held back relative performance. Within the industrial goods and services sector, our positioning in oil and natural resource company, North American Energy Partners,(aa) hurt performance as the stock underperformed the benchmark over the reporting period. No individual securities within the basic materials sector were among the fund’s top detractors.

Stocks in other areas that hurt performance included retail bakery-cafes and franchising business operator Panera Bread(aa), medical devices maker Advanced Medical Optics(aa), mortgage financer Accredited Home Lenders(g)(aa), homebuilder MDC Holdings(g), commercial real estate and capital markets services provider HFF Inc., electronic payments software producer ACI Worldwide, and business research provider Corporate Executive Board(aa). Shares of ACI Worldwide suffered as the company transitioned its sales model to focus on new customer acquisitions. In addition, the company’s customer base in the financial industry was under pressure due to deteriorating credit concerns. The stock of Corporate Executive Board declined on concerns that a slowing economy, and a financial services industry in turmoil, would eventually lead to a slowdown in revenue from its corporate customers.

Contributors to performance

A combination of stock selection and an overweighted position in the health care sector helped relative performance. Within the sector, our positioning in strong-performing diagnostic device makers, Ventana Medical Systems(g), and IDEXX Laboraties(aa), and medical equipment manufacturer ResMed(aa), aided results. Shares of Ventana Medical Systems rose when Swiss pharmaceutical company Roche Holding made a bid to acquire the company at a substantial premium.

Underweighting the weak-performing financial services sector was another positive factor. Our holdings of Investors Financial Services(g)(aa), which was purchased by State Street Corp., was a top contributor over the reporting period.

3

Management review – continued

Stock selection in the leisure sector also contributed to performance. Our holdings of index data provider MSCI Inc.(aa) performed well, adding to relative results. Our positioning in gaming machine manufacturer and distributor WMS Industries also bolstered performance.

Stocks in other sectors that helped performance included educational services company New Oriental Educational & Technology Group(g)(aa), energy equipment solutions company Dresser-Rand Group(aa), semiconductor designer and developer Hittite Microwave, and speech and imaging software firm Nuance Communications. New Oriental Educational & Technology Group is the leading provider of English language and test preparation in China. The company has a dominant brand name in China, generates very high returns on capital and is rapidly expanding throughout the country. Dresser-Rand experienced strong earnings growth as demand for its equipment increased and the company captured an increasing share of the aftermarket parts market. Hittite Microwave performed well as the company continued to grow revenues through new product rollouts and market share gains.

Respectfully,

Thomas Wetherald

Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment (t)

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	5/01/98	2.52%	11.71%	7.22%
Service Class	5/01/00	2.25%	11.44%	7.02%

Comparative Index

Russell 2000 Growth Index (f)	7.05%	16.50%	3.20%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the fund’s investment operations, May 1, 1998, through stated period end.

Index Definition

Russell 2000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the tables is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	0.99%	$1,000.00	$936.90	$4.83
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
Service Class	Actual	1.24%	$1,000.00	$935.70	$6.05
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.4%
Airlines – 0.5%
Allegiant Travel Co. (a)	118,830	$3,819,196

Alcoholic Beverages – 0.1%
Castle Brands, Inc. (a)	209,610	$465,334
Castle Brands, Inc. (a)(z)	296,700	658,674

		$1,124,008

Apparel Manufacturers – 0.8%
Quiksilver, Inc. (a)(l)	752,550	$6,456,879

Biotechnology – 2.1%
Millipore Corp. (a)(l)	178,290	$13,047,262
Nanosphere, Inc. (a)	197,260	2,759,667

		$15,806,929

Brokerage & Asset Managers – 0.8%
HFF, Inc., “A” (a)	403,460	$3,122,780
Thomas Weisel Partners Group (a)	193,480	2,656,480

		$5,779,260

Business Services – 5.2%
Constant Contact, Inc. (a)	199,252	$4,283,918
Corporate Executive Board Co. (l)	345,971	20,792,857
CoStar Group, Inc. (a)(l)	119,780	5,659,605
iGate Corp. (a)(l)	525,220	4,448,613
Syntel, Inc. (l)	118,824	4,577,100

		$39,762,093

Chemicals – 0.4%
Nalco Holding Co.	136,270	$3,295,009

Computer Software – 3.1%
ACI Worldwide, Inc. (a)(l)	625,525	$11,909,996
CommVault Systems, Inc. (a)(l)	350,170	7,416,601
Guidance Software, Inc. (a)(l)	293,605	4,092,854

		$23,419,451

Computer Software – Systems – 1.4%
Deltek, Inc. (a)	270,430	$4,118,649
Enernoc, Inc. (a)	44,460	2,182,986
PROS Holdings, Inc. (a)	230,510	4,522,606

		$10,824,241

Construction – 3.2%
D.R. Horton, Inc. (l)	670,070	$8,824,822
Dayton Superior Corp. (a)(l)	485,160	1,892,124
M.D.C. Holdings, Inc. (l)	366,540	13,609,630

		$24,326,576

Consumer Goods & Services – 4.4%
Bright Horizons Family Solutions, Inc. (a)(l)	206,530	$7,133,546
Central Garden & Pet Co., “A” (a)	1,862,247	9,981,644
Knot, Inc. (a)	367,660	5,860,500
NutriSystem, Inc. (a)(l)	197,470	5,327,741
Physicians Formula Holdings, Inc. (a)(l)	448,630	5,329,724

		$33,633,155

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 7.7%
ARM Holdings PLC	4,939,500	$12,109,194
ATMI, Inc. (a)(l)	296,780	9,571,155
Hittite Microwave Corp. (a)(l)	302,250	14,435,460
Intersil Corp., “A”	304,370	7,450,978
Jabil Circuit, Inc.	444,240	6,783,545
MathStar, Inc. (a)(l)	526,380	342,147
PLX Technology, Inc. (a)(l)	311,242	2,894,551
Volterra Semiconductor Corp. (a)(l)	504,940	5,569,488

		$59,156,518

Energy – Independent – 2.6%
EXCO Resources, Inc. (a)(l)	511,840	$7,923,283
Goodrich Petroleum Corp. (a)(l)	261,070	5,905,403
Kodiak Oil & Gas Corp. (a)	1,210,640	2,663,408
Sandridge Energy, Inc. (a)	93,490	3,352,551

		$19,844,645

Engineering – Construction – 3.3%
North American Energy Partners, Inc. (a)	818,850	$11,095,418
Quanta Services, Inc. (a)(l)	523,364	13,733,071

		$24,828,489

Food & Beverages – 1.6%
Diamond Foods, Inc.	337,586	$7,234,468
Hain Celestial Group, Inc. (a)(l)	146,120	4,675,840

		$11,910,308

Food & Drug Stores – 0.5%
Susser Holdings Corp. (a)	183,430	$3,760,315

Forest & Paper Products – 1.3%
Universal Forest Products, Inc. (l)	326,310	$9,613,093

Gaming & Lodging – 1.7%
WMS Industries, Inc. (a)(l)	349,725	$12,813,924

General Merchandise – 2.3%
99 Cents Only Stores (a)(l)	1,009,940	$8,039,122
Stage Stores, Inc.	666,605	9,865,754

		$17,904,876

Internet – 1.8%
Dealertrack Holdings, Inc. (a)	149,330	$4,998,075
TechTarget, Inc. (a)	591,760	8,746,213

		$13,744,288

Leisure & Toys – 2.9%
Take-Two Interactive Software, Inc. (a)(l)	453,910	$8,374,640
THQ, Inc. (a)(l)	481,259	13,566,691

		$21,941,331

Machinery & Tools – 3.6%
Bucyrus International, Inc., “A”	41,800	$4,154,502
Kennametal, Inc.	97,530	3,692,486
Polypore International, Inc. (a)	872,110	15,261,925
Ritchie Bros. Auctioneers, Inc.	48,770	4,033,279

		$27,142,192

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical & Health Technology & Services – 7.0%
Animal Health International, Inc. (a)(l)	395,080	$4,859,484
Genoptix, Inc. (a)	52,090	1,599,163
Healthcare Services Group, Inc. (l)	461,630	9,777,323
IDEXX Laboratories, Inc. (a)	228,616	13,403,756
Medassets, Inc. (a)	281,410	6,736,955
MWI Veterinary Supply, Inc. (a)	435,776	17,431,040

		$53,807,721

Medical Equipment – 14.4%
ABIOMED, Inc. (a)(l)	476,850	$7,410,249
Advanced Medical Optics, Inc. (a)(l)	504,100	12,365,573
AngioDynamics, Inc. (a)(l)	349,669	6,657,698
Aspect Medical Systems, Inc. (a)(l)	696,430	9,750,020
AtriCure, Inc. (a)	271,530	3,559,758
Conceptus, Inc. (a)(l)	668,780	12,867,327
Cooper Cos., Inc. (l)	187,730	7,133,740
Dexcom, Inc. (a)(l)	363,550	3,210,147
Immucor, Inc. (a)	163,157	5,545,706
Insulet Corp. (a)(l)	224,010	5,259,755
NxStage Medical, Inc. (a)(l)	502,400	7,621,408
ResMed, Inc. (a)(l)	246,690	12,958,626
Somanetics Corp. (a)	187,132	4,425,672
Thoratec Corp. (a)(l)	601,400	10,939,466

		$109,705,145

Metals & Mining – 0.7%
Century Aluminum Co. (a)	104,930	$5,659,924

Network & Telecom – 3.9%
NICE Systems Ltd., ADR (a)	566,100	$19,428,552
Polycom, Inc. (a)	287,000	7,972,860
Sonus Networks, Inc. (a)(l)	436,030	2,542,055

		$29,943,467

Oil Services – 2.3%
Dresser-Rand Group, Inc. (a)	102,660	$4,008,873
Exterran Holdings, Inc. (a)(l)	129,010	10,553,018
Natural Gas Services Group, Inc. (a)	169,610	3,326,052

		$17,887,943

Other Banks & Diversified Financials – 1.3%
New York Community Bancorp, Inc. (l)	270,040	$4,747,303
Signature Bank (a)(l)	150,960	5,094,900

		$9,842,203

Personal Computers & Peripherals – 2.8%
Mellanox Technologies Ltd. (a)	390,280	$7,110,902
Nuance Communications, Inc. (a)	743,554	13,889,589

		$21,000,491

Pharmaceuticals – 1.5%
Cadence Pharmaceuticals, Inc. (a)(l)	205,200	$3,049,272
Medicis Pharmaceutical Corp., “A” (l)	282,390	7,333,668
Synta Pharmaceuticals Corp. (a)(l)	160,550	1,075,685

		$11,458,625

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pollution Control – 0.2%
Team, Inc. (a)	46,433	$1,698,519

Printing & Publishing – 1.2%
MSCI, Inc., “A” (a)	229,110	$8,797,824

Restaurants – 5.9%
McCormick & Schmick’s Seafood Restaurant, Inc. (a)	501,476	$5,982,609
Panera Bread Co., “A” (a)(l)	413,000	14,793,660
Peet’s Coffee & Tea, Inc. (a)(l)	168,330	4,893,353
Red Robin Gourmet Burgers, Inc. (a)(l)	357,480	11,435,785
Texas Roadhouse, Inc., “A” (a)(l)	739,550	8,179,423

		$45,284,830

Specialty Chemicals – 0.3%
Metabolix, Inc. (a)(l)	98,780	$2,350,964

Specialty Stores – 5.3%
CarMax, Inc. (a)(l)	390,820	$7,718,695
Citi Trends, Inc. (a)(h)(l)	752,850	11,624,004
Dick’s Sporting Goods, Inc. (a)	100,020	2,776,555
Lumber Liquidators, Inc. (a)	441,800	3,971,785
Monro Muffler Brake, Inc. (l)	276,060	5,380,409
Urban Outfitters, Inc. (a)(l)	328,420	8,952,729

		$40,424,177

Telephone Services – 1.3%
Global Crossing Ltd. (a)(l)	440,630	$9,715,892

Total Common Stocks (Identified Cost, $757,537,447)		$758,484,501

	Strike Price	First Exercise
WARRANTS – 0.0%
Alcoholic Beverages – 0.0%
Castle Brands, Inc. (1 share for 1 warrant) (Identified Cost, $166,679) (a)(z)	$6.57	5/08/07	118,680	$2,834

SHORT-TERM OBLIGATIONS – 0.3%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$2,355,000	$2,354,730

COLLATERAL FOR SECURITIES LOANED – 8.3%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	63,612,718	$63,612,718

Total Investments (Identified Cost, $823,671,574) (k)		$824,454,783

OTHER ASSETS, LESS LIABILITIES – (8.0)%		(61,218,694)

Net Assets – 100.0%		$763,236,089

8

Portfolio of Investments – continued

(a)	Non-income producing security.

(h)	Affiliated issuers are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.

(k)	As of December 31, 2007, the fund had two securities that were fair valued, aggregating $661,508 and 0.08% of market value, in accordance with the policies adopted by the Board of Trustees.

(l)	All or a portion of this security is on loan.

(y)	The rate shown represents an annualized yield at time of purchase.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Acquisition Cost	Current Market Value
Castle Brands, Inc., Warrants	4/18/07	$166,679	$2,834
Castle Brands, Inc.	4/19/07	1,604,620	658,674
Total Restricted Securities			$661,508
% of Net Assets			0.1%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments –
Non-affiliated issuers (identified cost, $803,405,165)	$812,830,779
Affiliated issuers, at value (identified at cost, $20,266,409)	11,624,004
Total Investments, at value, including $62,100,980 of securities on loan (identified cost, $823,671,574)	824,454,783
Cash	541
Receivable for investments sold	2,947,003
Receivable for fund shares sold	49,417
Interest and dividends receivable	127,343
Other assets	12,928
Total assets		$827,592,015
Liabilities
Payable for investments purchased	$54,023
Payable for fund shares reacquired	398,546
Collateral for securities loaned, at value (c)	63,612,718
Payable to affiliates
Management fee	75,353
Shareholder servicing costs	3,211
Distribution fees	6,647
Administrative services fee	192
Payable for independent trustees’ compensation	252
Accrued expenses and other liabilities	204,984
Total liabilities		$64,355,926
Net assets		$763,236,089
Net assets consist of
Paid-in capital	$650,773,652
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	783,192
Accumulated net realized gain (loss) on investments and foreign currency transactions	111,679,245
Net assets		$763,236,089
Shares of beneficial interest outstanding		46,175,747
Initial Class shares
Net assets	$520,726,008
Shares outstanding	31,309,133
Net asset value per share		$16.63
Service Class shares
Net assets	$242,510,081
Shares outstanding	14,866,614
Net asset value per share		$16.31

(c)	Non-cash collateral not included.

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment loss
Income
Dividends	$3,018,325
Income on securities loaned	932,496
Interest	288,224
Foreign taxes withheld	(12,836)
Total investment income		$4,226,209
Expenses
Management fee	$7,508,085
Distribution fees	688,143
Shareholder servicing costs	292,160
Administrative services fee	146,417
Independent trustees’ compensation	20,894
Custodian fee	151,190
Shareholder communications	154,150
Auditing fees	46,981
Legal fees	15,884
Miscellaneous	54,317
Total expenses		$9,078,221
Reduction of expenses by investment adviser	(3,817)
Net expenses		$9,074,404
Net investment loss		$(4,848,195)
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments transactions:
Non-affiliated issuers	$127,567,042
Affiliated issuers	(519,022)
Foreign currency transactions	(2,459)
Net realized gain (loss) on investments and foreign currency transactions		$127,045,561
Change in unrealized appreciation (depreciation)
Investments	$(100,856,334)
Translation of assets and liabilities in foreign currencies	(17)
Net unrealized gain (loss) on investments and foreign currency translation		$(100,856,351)
Net realized and unrealized gain (loss) on investments and foreign currency		$26,189,210
Change in net assets from operations		$21,341,015

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment loss	$(4,848,195)	$(5,344,393)
Net realized gain (loss) on investments and foreign currency transactions	127,045,561	57,348,496
Net unrealized gain (loss) on investments and foreign currency translation	(100,856,351)	42,491,061
Change in net assets from operations	$21,341,015	$94,495,164
Distributions declared to shareholders
From net realized gain on investments
Initial Class	$(38,920,995)	$(7,617,758)
Service Class	(20,313,905)	(5,419,599)
Total distributions declared to shareholders	$(59,234,900)	$(13,037,357)
Change in net assets from fund share transactions	$(17,702,823)	$34,786,063
Total change in net assets	$(55,596,708)	$116,243,870
Net assets
At beginning of period	818,832,797	702,588,927
At end of period	$763,236,089	$818,832,797

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years Ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$17.42	$15.65	$14.87	$13.96	$10.44
Income (loss) from investment operations
Net investment loss (d)	$(0.09)	$(0.10)	$(0.09)	$(0.09)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	0.58	2.16	0.87	1.00	3.60
Total from investment operations	$0.49	$2.06	$0.78	$0.91	$3.52
Less distributions declared to shareholders
From net realized gain on investments	$(1.28)	$(0.29)	$—	$—	$—
Net asset value, end of period	$16.63	$17.42	$15.65	$14.87	$13.96
Total return (%) (k)(r)(s)	2.52	13.22	5.25	6.52	33.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.03	1.06	1.01	1.04
Expenses after expense reductions (f)	1.01	1.03	1.06	1.01	N/A
Net investment loss	(0.50)	(0.63)	(0.61)	(0.67)	(0.62)
Portfolio turnover	95	106	132	134	88
Net assets at end of period (000 omitted)	$520,726	$533,322	$406,190	$380,100	$290,364

See Notes to Financial Statements

13

Financial Highlights – continued

Service Class

	Years Ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$17.15	$15.45	$14.71	$13.85	$10.38
Income (loss) from investment operations
Net investment loss (d)	$(0.13)	$(0.14)	$(0.12)	$(0.13)	$(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	0.57	2.13	0.86	0.99	3.58
Total from investment operations	$0.44	$1.99	$0.74	$0.86	$3.47
Less distributions declared to shareholders
From net realized gain on investments	$(1.28)	$(0.29)	$—	$—	$—
Net asset value, end of period	$16.31	$17.15	$15.45	$14.71	$13.85
Total return (%) (k)(r)(s)	2.25	12.93	5.03	6.21	33.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.28	1.30	1.26	1.29
Expenses after expense reductions (f)	1.26	1.28	1.30	1.26	N/A
Net investment loss	(0.75)	(0.88)	(0.86)	(0.92)	(0.88)
Portfolio turnover	95	106	132	134	88
Net assets at end of period (000 omitted)	$242,510	$285,511	$296,399	$386,049	$349,012

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans. As of December 31, 2007, there were 116 shareholders.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities

15

Notes to Financial Statements – continued

collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2007, the value of securities loaned was $62,100,980. These loans were collateralized by cash of $63,612,718 and U.S. Treasury obligations of $224,015.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2007, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital

16

Notes to Financial Statements – continued

accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$18,898,749	$—
Long-term capital gain	40,336,151	13,037,357
	$59,234,900	$13,037,357

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$833,507,846
Gross appreciation	84,691,322
Gross depreciation	(93,744,385)
Net unrealized appreciation (depreciation)	$(9,053,063)
Undistributed ordinary income	$32,123,718
Undistributed long-term capital gain	93,691,082
Post-October capital loss deferral	(1,812,285)
Other temporary differences	(2,487,015)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.80% of average daily net assets in excess of $1 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. For the year ended December 31, 2007, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The funds’ distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2007, the fee was $291,981, which equated to 0.035% annually of the funds’ average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2007, these costs amounted to $100. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

17

Notes to Financial Statements – continued

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0176% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $5,279. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $3,817, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $781,921,007 and $862,389,457, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,808,365	$68,062,060	9,301,395	$151,408,558
Service Class	1,147,752	19,988,763	1,643,320	26,882,140
	4,956,117	$88,050,823	10,944,715	$178,290,698
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,249,768	$38,920,995	446,528	$7,617,758
Service Class	1,194,936	20,313,905	322,212	5,419,599
	3,444,704	$59,234,900	768,740	$13,037,357
Shares reacquired
Initial Class	(5,357,183)	$(93,663,283)	(5,097,649)	$(84,469,974)
Service Class	(4,120,819)	(71,325,263)	(4,509,040)	(72,072,018)
	(9,478,002)	$(164,988,546)	(9,606,689)	$(156,541,992)
Net change
Initial Class	700,950	$13,319,772	4,650,274	$74,556,342
Service Class	(1,778,131)	(31,022,595)	(2,543,508)	(39,770,279)
	(1,077,181)	$(17,702,823)	2,106,766	$34,786,063

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve fund rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $4,359 and $5,956, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuer	Beginning Shares	Acquisitions Shares	Dispositions Shares	Ending Shares
Citi Trends, Inc.	144,760	657,930	(49,840)	752,850

Affiliated Issuer	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Citi Trends, Inc.	$(519,022)	—	—	$11,624,004

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS New Discovery Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Series (one of the series comprising MFS Variable Insurance Trust) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS New Discovery Series as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

20

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
INTERESTED TRUSTEES
Robert J. Manning(k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen(k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); MIT Sloan School (education), Senior Lecturer (since 2006); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)

INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Robert E. Butler(n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare

David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)

Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Maria F. Dwyer(k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

21

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
David L. DiLorenzo(k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan(k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

Richard S. Weitzel(k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

22

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Thomas Wetherald

23

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“MFS peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of

24

Board Review of Investment Advisory Agreement – continued

the year, as to MFS’ efforts to improve the Fund’s performance, including the assumption of primary portfolio management responsibilities by one of the Fund’s portfolio managers in 2005 and the Fund’s improved performance since that time. In addition, the Trustees requested that they continue to receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data, the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

25

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $40,336,151 as capital gain dividends paid during the fiscal year.

26

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance TrustSM

Annual report

MFS® Utilities Series

12/31/07

VUF-ANN

MFS® UTILITIES SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
NRG Energy, Inc.	3.6%
AT&T, Inc.	3.5%
Equitable Resources, Inc.	2.8%
Public Service Enterprise Group, Inc.	2.5%
E.ON AG	2.3%
American Electric Power Co., Inc.	2.1%
Rogers Communications, Inc., “B”	2.0%
FPL Group, Inc.	2.0%
Sempra Energy	2.0%
Edison International	1.9%

Top five industries (i)
Utilities – Electric Power	46.2%
Telephone Services	16.0%
Telecommunications – Wireless	12.3%
Natural Gas – Distribution	7.8%
Natural Gas – Pipeline	5.2%

Country weightings (i)
United States	62.2%
Spain	6.2%
Canada	3.9%
United Kingdom	3.6%
Germany	2.9%
Brazil	2.9%
Mexico	2.8%
France	2.4%
Israel	1.9%
Other Countries	11.2%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Utilities Series (the “fund”) provided a total return of 27.90%, while Service Class shares provided a total return of 27.56%. These compare with returns of 19.38% and 5.49%, respectively, for the fund’s benchmarks, the Standard & Poor’s 500 Utilities Index and the Standard & Poor’s 500 Stock Index.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Contributors to performance

Strong stock selection in the electric power industry contributed to the fund’s performance relative to the Standard & Poor’s 500 Utilities Index over the reporting period. Our holdings of power generation company NRG Energy(aa), power and gas company E.ON(aa) (Germany), and electric utility company CEZ(aa) (Czech Republic) were among the fund’s top contributors. Positioning in utility holding company PG&E and power & natural gas distributor Duke Energy(g) also helped as we were on average underweight both securities relative to the benchmark, and held these stocks for only portions of the reporting period. Underweighting independent power producer AES and not owning power distributor Southern Power Company aided relative performance as both stocks lagged overall benchmark returns.

Holdings within the wireless communications industry, which is not represented in the benchmark, boosted relative performance over the reporting period. In particular, wireless telecommunications services provider Cellcom Israel(aa) (Israel) delivered strong appreciation. Shares rose as Cellcom Israel reported higher-than-expected profit growth as the firm focused on cost controls to increase earnings in the highly competitive Israeli wireless market.

Elsewhere, the fund’s position in telecommunications company Telefonica(aa) (Spain) provided strong relative performance, while not owning poor-performing benchmark constituent NiSource, a natural gas distributor, also helped.

The portfolio’s currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from performance

Although overall stock selection in the electric power industry contributed to relative returns, our positioning in several strong-performing benchmark constituents detracted from results over the reporting period. These included Exelon(g), PPL(g), and TXU(g). Underweighting Public Service Enterprise Group also hurt.

3

Management review – continued

In the cable TV industry, cable services provider Comcast(aa) and media firm Time Warner(aa) weighed on performance. Although no securities were among the top detractors, our positions in the broadcasting industry also held back performance.

Respectfully,

Robert Persons	Maura Shaughnessy
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	1/03/95	27.90%	28.26%	12.88%
Service Class	5/01/00	27.56%	27.94%	12.69%

Comparative Index

Standard & Poor’s 500 Utilities Index (f)	19.38%	21.50%	7.77%
Standard & Poor’s 500 Stock Index (b)(f)	5.49%	12.83%	5.91%

(b)	MFS has added the S&P 500 Stock Index to compare the fund’s performance in order to show a broader based benchmark than the S&P 500 Utilities Index.
(f)	Source: FactSet Research Systems Inc.

Index Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund expenses borne by the contract holders during the period,

July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the tables is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	0.82%	$1,000.00	$1,076.20	$4.29
	Hypothetical (h)	0.82%	$1,000.00	$1,021.07	$4.18
Service Class	Actual	1.07%	$1,000.00	$1,074.70	$5.60
	Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 92.5%
Broadcasting – 0.8%
Grupo Televisa S.A., ADR	890,600	$21,169,562

Cable TV – 3.3%
Comcast Corp., “Special A” (a)	2,143,150	$38,833,878
Net Servicos de Comuicacao S.A., IPS (a)	683,600	8,193,293
Time Warner Cable, Inc. (a)	1,471,700	40,618,920

		$87,646,091

Energy – Independent – 1.3%
Talisman Energy, Inc.	717,600	$13,371,158
Ultra Petroleum Corp. (a)	220,400	15,758,600
XTO Energy, Inc.	128,250	6,586,920

		$35,716,678

Energy – Integrated – 1.3%
OAO Gazprom, ADR	284,300	$16,009,454
TOTAL S.A.	230,700	19,145,703

		$35,155,157

Engineering – Construction – 0.7%
Acciona S.A.	50,900	$15,998,386
Bouygues S.A.	48,500	4,021,253

		$20,019,639

Internet – 0.5%
Iliad S.A.	122,021	$13,036,078

Natural Gas – Distribution – 7.8%
AGL Resources, Inc.	502,010	$18,895,656
Equitable Resources, Inc. (l)	1,424,600	75,902,688
MDU Resources Group, Inc.	1,158,200	31,977,902
Questar Corp.	531,840	28,772,544
Sempra Energy	865,800	53,575,704

		$209,124,494

Natural Gas – Pipeline – 4.5%
El Paso Corp.	2,460,500	$42,419,020
Enagas S.A.	936,500	27,196,160
Williams Cos., Inc.	1,414,265	50,602,402

		$120,217,582

Network & Telecom – 0.1%
Hrvatska Telekomunikacije dd, GDR (a)(z)	35,600	$2,456,400

Oil Services – 1.2%
Halliburton Co.	610,200	$23,132,682
Noble Corp.	172,000	9,719,720

		$32,852,402

Telecommunications – Wireless – 12.0%
America Movil S.A.B. de C.V., “L”, ADR	769,900	$47,264,161
Cellcom Israel Ltd.	1,296,210	41,167,630
Hutchison Telecommunications International Ltd.	11,796,000	17,730,156
Mobile TeleSystems OJSC, ADR	157,300	16,011,567
MTN Group Ltd.	876,800	16,429,215
NII Holdings, Inc. “B” (a)	921,100	44,507,552
Partner Communication Co. Ltd., ADR (l)	472,585	10,434,677
Philippine Long Distance Telephone Co.	147,400	11,285,341

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telecommunications – Wireless – continued
Philippine Long Distance Telephone Co., ADR	189,200	$14,326,224
Rogers Communications, Inc., “B”	1,202,000	54,793,029
Tim Participacoes S.A., ADR (l)	455,000	15,902,250
Vodafone Group PLC	8,533,200	31,803,348

		$321,655,150

Telephone Services – 16.0%
AT&T, Inc.	2,234,900	$92,882,444
Bharti Tele-Ventures Ltd. (a)	334,700	8,412,529
Embarq Corp.	938,100	46,464,093
Megacable Holdings (a)	2,058,950	6,991,258
Qwest Communications International, Inc. (l)	5,548,500	38,894,985
Royal KPN N.V.	2,250,000	40,692,189
Singapore Telecommunications Ltd.	5,585,000	15,326,378
Telecom Argentina S.A., ADR (a)(l)	939,600	20,906,100
Telefonica S.A.	1,449,100	46,830,868
Telenor A.S.A.	1,626,000	38,437,053
Telkom SA Ltd.	333,500	6,734,071
TELUS Corp. (non-voting shares)	777,860	37,838,856
Verizon Communications, Inc.	89,400	3,905,886
Windstream Corp.	1,973,708	25,697,678

		$430,014,388

Utilities – Electric Power – 43.0%
AES Corp. (a)	2,202,300	$47,107,197
AES Tiete S.A., IPS	515,450,900	19,257,014
Ameren Corp.	96,100	5,209,581
American Electric Power Co., Inc.	1,196,700	55,718,352
CEZ AS	476,100	35,656,254
CMS Energy Corp. (l)	2,827,400	49,140,212
Consolidated Edison, Inc.	264,980	12,944,273
Constellation Energy Group, Inc.	232,850	23,874,110
Covanta Holding Corp. (a)(l)	369,270	10,214,008
Dominion Resources, Inc.	700,600	33,243,470
DPL, Inc. (l)	1,174,000	34,809,100
DTE Energy Co.	419,200	18,428,032
Dynegy, Inc. (a)	2,201,242	15,716,868
E.ON AG	284,900	60,491,631
Edison International	961,300	51,304,581
Electricite de France	76,800	9,101,161
Eletropaulo Metropolitana S.A., IPS	417,630,000	33,833,661
Enersis S.A., ADR (l)	1,310,900	21,013,727
Entergy Corp.	32,960	3,939,379
Entergy Corp., “A”, IEU	498,020	35,732,935
FirstEnergy Corp.	280,700	20,305,838
FPL Group, Inc.	803,500	54,461,230
Iberdrola S.A.	1,732,969	26,233,832
Iberdrola S.A. (a)	1,716,050	14,175,575
International Power PLC	4,202,000	37,720,177
Northeast Utilities	771,613	24,159,203
NRG Energy, Inc. (a)(l)	2,217,600	96,110,784
Oesterreichische Elektrizitaetswirtschafts AG (Verbund), “A”	134,800	9,388,020
Pepco Holdings, Inc.	1,237,700	36,301,741
PG&E Corp.	997,100	42,965,039

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
Portland General Electric Co.	293,120	$8,142,874
Public Service Enterprise Group, Inc.	686,600	67,451,584
Red Electrica de Espana	550,100	34,571,550
Reliant Energy, Inc. (a)	522,500	13,710,400
RWE AG	118,700	16,633,349
Scottish & Southern Energy PLC	482,600	15,676,160
SUEZ S.A.	98,500	6,676,839
United Utilities PLC	682,800	10,223,308
Veolia Environnement S.A.	147,705	13,414,397
Wisconsin Energy Corp.	87,200	4,247,512
Xcel Energy, Inc. (l)	1,114,600	25,156,522

		$1,154,461,480

Total Common Stocks (Identified Cost, $2,085,646,051)		$2,483,525,101

BONDS – 0.5%
Asset Backed & Securitized – 0.0%
Falcon Franchise Loan LLC, FRN, 3.085%, 2023 (i)(n)	$512,428	$45,170

Utilities – Electric Power – 0.5%
AES Corp., 8%, 2017 (z)	$13,450,000	$13,752,625
TXU Eastern Funding Co., 6.75%, 2009 (d)	16,000	1,040

		$13,753,665

Total Bonds (Identified Cost, $13,614,448)		$13,798,835

CONVERTIBLE PREFERRED STOCKS – 2.2%
Natural Gas – Pipeline – 0.7%
El Paso Corp., 4.99%	13,420	$18,866,843

Utilities – Electric Power – 1.5%
NRG Energy, Inc., 5.75%	108,500	$40,763,450

Total Convertible Preferred Stocks (Identified Cost, $45,507,290)		$59,630,293

CONVERTIBLE BONDS – 0.9%
Energy – Independent – 0.5%
Peabody Energy Corp., 4.75%, 2066	$10,060,000	$12,751,050

Telecommunications – Wireless – 0.3%
NII Holding, 3.125%, 2012	$9,189,000	$7,879,567

Issuer	Shares/Par	Value ($)

CONVERTIBLE BONDS – continued
Utilities – Electric Power – 0.1%
Covanta Holding Corp., 1%, 2027	$2,404,000	$2,680,460

Total Convertible Bonds (Identified Cost, $21,223,901)		$23,311,077

FLOATING RATE LOANS (g)(r) – 0.7%
Utilities – Electric Power – 0.7%
TXU Corp. Term Loan B, 8.4%, 2014 (Identified Cost, $19,538,925)	19,587,432	$19,214,071

	Strike Price	First Exercise
WARRANTS – 0.4%
Utilities – Electric Power – 0.4%
Merrill Lynch International & Co. (RAO Unified Energy System – Zero Strike Warrant (1 share for 1 warrant)) (Identified Cost, $9,977,599) (a)(z)	$0	7/04/2017	7,795,100	$10,671,492

COLLATERAL FOR SECURITIES LOANED – 4.3%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	114,064,894	$114,064,894

MONEY MARKET FUNDS (v) – 2.4%
MFS Institutional Money Market Portfolio, 4.84%, at Cost and Net Asset Value	64,178,419	$64,178,419

Total Investments (Identified Cost, $2,373,751,527) (k)		$2,788,394,182

OTHER ASSETS, LESS LIABILITIES – (3.9)%		(103,543,545)

Net Assets – 100.0%		$2,684,850,637

8

Portfolio of Investments – continued

(a)	Non-income producing security.

(d)	Non-income producing security-in default.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(k)	As of December 31, 2007, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $107,980,376 and 3.87% of market value. An independent pricing service provided an evaluated bid for 3.47% of the market value.
(l)	All or a portion of this security is on loan.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of this security was $45,170, representing less than 0.01% of net assets.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time- consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Acquisition Cost	Current Market Value	Total % of Net Assets
AES Corp., 8%, 2017	10/09/07	$13,560,625	$13,752,625
Hrvatska Telekomunikacije dd, GDR	10/02/07	1,842,656	2,456,400
Merrill Lynch International & Co. (Covered Call – RAO Unified Energy System)	8/21/07-12/11/07	9,977,599	10,671,492
Total Restricted Securities			$26,880,517	1.0%

Forward Foreign Currency Exchange Contracts at 12/31/07

Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
BUY	EUR	2,750,360	1/16/08-2/13/09	$3,960,505	$4,023,120	$62,615
SELL	EUR	126,071,902	1/16/08-2/13/08	184,977,356	184,393,783	583,573
SELL	GBP	32,033,292	2/05/08-2/14/08	64,430,841	63,686,350	744,491
						$1,390,679

Depreciation
BUY	EUR	341,433	2/05/08	$502,658	$499,491	$(3,167)
SELL	EUR	20,960,195	1/16/08-2/13/08	30,244,384	30,664,288	(419,904)
BUY	GBP	4,286,854	2/05/08-2/14/08	8,728,285	8,523,084	(205,201)
						$(628,272)

At December 31, 2007, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

GDR	Global Depository Receipt

IEU	International Equity Unit

IPS	International Preference Stock

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

GBP	British Pound

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments:
Non-affiliated issuers, at value (identified cost, $2,309,573,108)	$2,724,215,763
Underlying funds, at cost and value	64,178,419
Total Investments, at value, including $142,243,404 of securities on loan (identified cost, $2,373,751,527)	2,788,394,182
Cash	59,296
Foreign currency, at value (identified cost, $44,469)	44,016
Receivable for forward foreign currency exchange contracts	1,390,679
Receivable for investments sold	23,739,964
Receivable for fund shares sold	1,814,740
Interest and dividends receivable	4,823,114
Other assets	40,224
Total assets		$2,820,306,215
Liabilities
Payable for forward foreign currency exchange contracts	$628,272
Payable for investments purchased	17,384,219
Payable for fund shares reacquired	2,621,745
Collateral for securities loaned, at value (c)	114,064,894
Payable to affiliates
Management fee	211,983
Shareholder servicing costs	11,017
Distribution fees	58,775
Administrative services fee	192
Payable for independent trustees’ compensation	721
Accrued expenses and other liabilities	473,760
Total liabilities		$135,455,578
Net assets		$2,684,850,637
Net assets consist of
Paid-in capital	$1,883,591,074
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $92,200 deferred country tax)	415,327,235
Accumulated net realized gain (loss) on investments and foreign currency transactions	355,556,474
Undistributed net investment income	30,375,854
Net assets		$2,684,850,637
Shares of beneficial interest outstanding		78,402,915
Initial Class shares
Net assets	$969,404,455
Shares outstanding	28,114,131
Net asset value per share		$34.48
Service Class shares
Net assets	$1,715,446,182
Shares outstanding	50,288,784
Net asset value per share		$34.11

(c)	Non-cash collateral not included

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Income
Dividends	$64,243,463
Dividends from underlying funds	2,613,883
Interest	3,172,005
Foreign taxes withheld	(2,441,692)
Total investment income		$67,587,659
Expenses
Management fee	$16,693,007
Distribution fees	3,403,324
Shareholder servicing costs	779,069
Administrative services fee	360,181
Independent trustees’ compensation	43,548
Custodian fee	658,671
Shareholder communications	185,936
Auditing fees	50,944
Legal fees	42,925
Miscellaneous	111,770
Total expenses		$22,329,375
Fees paid indirectly	(21,191)
Reduction of expenses by investment adviser	(622,611)
Net expenses		$21,685,573
Net investment income		$45,902,086
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions:
Non-affiliated issuers	$358,478,916
Foreign currency transactions	(15,942,481)
Net realized gain (loss) on investments and foreign currency transactions		$342,536,435
Change in unrealized appreciation (depreciation)
Investments (net of $92,200 increase in deferred country tax)	$123,979,044
Translation of assets and liabilities in foreign currencies	1,154,283
Net unrealized gain (loss) on investments and foreign currency translation		$125,133,327
Net realized and unrealized gain (loss) on investments and foreign currency		$467,669,762
Change in net assets from operations		$513,571,848

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$45,902,086	$28,290,383
Net realized gain (loss) on investments and foreign currency transactions	342,536,435	131,024,356
Net unrealized gain (loss) on investments and foreign currency translation	125,133,327	205,816,009
Change in net assets from operations	$513,571,848	$365,130,748
Distributions declared to shareholders
From net investment income
Initial Class	$(7,861,253)	$(10,297,910)
Service Class	(9,991,006)	(13,174,002)
From net realized gain on investments
Initial Class	(56,981,992)	(19,556,242)
Service Class	(85,782,255)	(26,849,095)
Total distributions declared to shareholders	$(160,616,506)	$(69,877,249)
Change in net assets from fund share transactions	$628,469,948	$336,878,898
Total change in net assets	$981,425,290	$632,132,397
Net assets
At beginning of period	1,703,425,347	1,071,292,950
At end of period (including undistributed net investment income of $30,375,854 and $18,217,199, respectively)	$2,684,850,637	$1,703,425,347

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$29.27	$23.74	$20.45	$15.95	$12.03
Income (loss) from investment operations
Net investment income (d)	$0.71	$0.59	$0.40	$0.36	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	7.10	6.47	3.02	4.39	3.95
Total from investment operations	$7.81	$7.06	$3.42	$4.75	$4.24
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.53)	$(0.13)	$(0.25)	$(0.32)
From net realized gain on investments	(2.28)	(1.00)	—	—	—
Total distributions declared to shareholders	$(2.60)	$(1.53)	$(0.13)	$(0.25)	$(0.32)
Net asset value, end of period	$34.48	$29.27	$23.74	$20.45	$15.95
Total return (%) (k)(r)(s)	27.90	31.26	16.84	30.20 (b)	35.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.87	0.90	0.89	0.92
Expenses after expense reductions (f)	0.82	0.86	0.90	0.89	N/A
Net investment income	2.22	2.32	1.80	2.11	2.11
Portfolio turnover	84	94	88	105	134
Net assets at end of period (000 omitted)	$969,404	$710,341	$506,315	$357,652	$243,275

See Notes to Financial Statements

13

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$29.01	$23.56	$20.32	$15.87	$11.98
Income (loss) from investment operations
Net investment income (d)	$0.62	$0.53	$0.34	$0.32	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	7.03	6.42	3.01	4.36	3.95
Total from investment operations	$7.65	$6.95	$3.35	$4.68	$4.19
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.50)	$(0.11)	$(0.23)	$(0.30)
From net realized gain on investments	(2.28)	(1.00)	—	—	—
Total distributions declared to shareholders	$(2.55)	$(1.50)	$(0.11)	$(0.23)	$(0.30)
Net asset value, end of period	$34.11	$29.01	$23.56	$20.32	$15.87
Total return (%) (k)(r)(s)	27.56	30.96	16.57	29.84 (b)	35.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.12	1.15	1.15	1.17
Expenses after expense reductions (f)	1.07	1.11	1.15	1.15	N/A
Net investment income	1.96	2.11	1.56	1.87	1.79
Portfolio turnover	84	94	88	105	134
Net assets at end of period (000 omitted)	$1,715,446	$993,085	$564,978	$223,952	$98,100

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans. As of December 31, 2007, there were 103 shareholders.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term investments with a maturity at issuance of 60 days or less may be valued at amortized cost which approximates market value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

15

Notes to Financial Statements – continued

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2007, the value of securities loaned was $142,243,404. These loans were collateralized by cash of $114,064,894 and U.S. Treasury obligations of $31,289,656.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

16

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, foreign currency transactions, and derivative transactions.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$73,384,844	$23,471,912
Long-term capital gain	87,231,662	46,405,337
	$160,616,506	$69,877,249

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$2,375,621,092
Gross appreciation	466,659,479
Gross depreciation	(53,886,389)
Net unrealized appreciation (depreciation)	$412,773,090
Undistributed ordinary income	155,834,789
Undistributed Long-Term Capital Gain	232,814,191
Other temporary differences	(162,507)

17

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. This management fee reduction amounted to $612,867, which is shown as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2007, the fee was $779,007, which equated to 0.035% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2007, these costs amounted to $0. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0162% of the funds average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $14,661. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $9,744, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

The fund may invest in a money market fund managed by MFS which seeks preservation of capital and current income. Income earned on these investments is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $2,326,018,654 and $1,823,440,067, respectively.

18

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	8,232,895	$262,750,749	6,669,432	$173,419,303
Service Class	16,585,288	526,837,557	11,927,119	302,602,353
	24,818,183	$789,588,306	18,596,551	$476,021,656
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,137,220	$64,843,245	1,260,201	$29,854,152
Service Class	3,185,010	95,773,261	1,701,662	40,023,097
	5,322,230	$160,616,506	2,961,863	$69,877,249
Shares reacquired
Initial Class	(6,523,641)	$(205,644,304)	(4,991,601)	$(125,504,589)
Service Class	(3,716,396)	(116,090,560)	(3,374,329)	(83,515,418)
	(10,240,037)	$(321,734,864)	(8,365,930)	$(209,020,007)
Net change
Initial Class	3,846,474	$121,949,690	2,938,032	$77,768,866
Service Class	16,053,902	506,520,258	10,254,452	259,110,032
	19,900,376	$628,469,948	13,192,484	$336,878,898

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $10,725 and $3,385 respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	613,261,683	(549,083,264)	64,178,419

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,613,883	$64,178,419

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Utilities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Series (one of the series comprising MFS Variable Insurance Trust) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Utilities Series as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

20

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
INTERESTED TRUSTEES
Robert J. Manning(k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen(k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); MIT Sloan School (education), Senior Lecturer (since 2006); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Robert E. Butler(n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare

David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)

Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Maria F. Dwyer(k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

21

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
David L. DiLorenzo(k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan(k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

Richard S. Weitzel(k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

22

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Robert Persons Maura Shaughnessy

23

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“MFS peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

24

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account the advisory fee waiver), the Fund’s effective advisory fee rate was higher than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

25

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $87,231,662 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 22.75% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance TrustSM

Annual report

MFS® Core Equity Series

12/31/07

VVS-ANN

MFS® CORE EQUITY SERIES

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	4.1%
Merck & Co., Inc.	2.5%
Danaher Corp.	2.5%
AT&T, Inc.	2.2%
Abbott Laboratories	1.8%
Google, Inc., “A”	1.6%
Altria Group, Inc.	1.6%
PepsiCo, Inc.	1.5%
Marathon Oil Corp.	1.5%
Hess Corp.	1.5%

Equity sectors
Financial Services	18.0%
Technology	15.1%
Health Care	11.9%
Energy	10.9%
Industrial Goods & Services	8.9%
Utilities & Communications	8.5%
Consumer Staples	7.2%
Leisure	5.7%
Retailing	5.3%
Basic Materials	4.0%
Special Products & Services	1.7%
Transportation	1.4%
Autos & Housing	0.6%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Core Equity Series (the “fund”) provided a total return of 11.15%, while Service Class shares provided a total return of 10.87%. These compare with a return of 5.14% for the fund’s benchmark, the Russell 3000 Index. The Russell 3000 Index became the fund’s benchmark effective May 1, 2007. For the period December 31, 2006 to April 30, 2007, the fund’s benchmark was the Standard & Poor’s 500 Stock Index (S&P 500 Index). The S&P 500 Index generated a return of 5.49% for the twelve months ended December 31, 2007.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Contributors to performance

The financial services, basic materials, and special products and services sectors were the top contributors to performance relative to the Russell 3000 Index during the reporting period. Strong stock selection played the major role in each case.

Within the financial services sector, financial exchange Deutsche Boerse(aa) (Germany) and State Street were strong contributors to relative performance. Deutsche Boerse shares rose significantly after the company announced plans to acquire International Securities Exchange Holdings. This acquisition was expected to position the company as a key player in the U.S. options market and to create the world’s largest derivatives exchange. Avoiding poor-performing financial services firm Citigroup also boosted relative results.

In the basic materials sector, package manufacturer Owens-Ilinois was a top contributor. The company reported quarterly earnings that exceeded consensus expectations, and attributed the positive results to better operating performance in its glass factories and improved pricing and product sales mix. Within the special products and services sector, credit card transactions processor First Data(g) was a positive contributor.

Standout contributors in other sectors included global integrated energy company Hess, video game maker Ubisoft Entertainment(aa) (France), and power generation company NRG Energy. Elsewhere, manufacturing conglomerate Danaher and healthcare products maker Bayer(aa)(g) (Germany) also aided relative performance.

Detractors from performance

Stock selection in the technology sector was the greatest detractor from relative performance over the reporting period. In particular, our positioning in strong-performing computer and personal electronics maker Apple(g) hindered results. Our holdings of network storage company Network Appliance and network security software maker Symantec(g) also held back results in this sector. Symantec reported that second half 2007 results might be lower than the consensus expectation due, in part, to an uncertain economic environment.

Security selection in the healthcare sector dampened relative results. Biotechnology firm Amgen was among the fund’s top relative detractors. Shares of Amgen suffered, in part, due to studies that raised concerns about the safety profile of the company’s anemia drug Aranesp.

3

Management review – continued

Several financial stocks were among the fund’s most significant detractors, including mortgage lending firms, Countrywide Financial(g) and Fannie Mae(g), real estate investment trust firm Mack-Cali Realty, and financial services companies, Fremont General(g) and American Express. Shares of Countrywide Financial plummeted near the end of the reporting period due to industry-wide problems of falling mortgage demand, excess lending capacity, rising costs, and challenges in selling off loan portfolios in all segments (prime, subprime, and home equity) of the market. Elsewhere, electronic transaction processing services provider Global Payment Technologies(g) also hurt relative returns.

Respectfully,

Katrina Mead

Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark indices. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	8/14/96	11.15%	13.00%	5.97%
Service Class	5/01/00	10.87%	12.71%	5.77%

Comparative Index

Russell 3000 Index (f)	5.14%	13.63%	6.22%
Standard & Poor’s 500 Stock Index (b)(f)	5.49%	12.83%	5.91%

(b)	Effective May 1, 2007, MFS no longer compares the fund’s performance to the Standard & Poor’s 500 Stock Index as the benchmark listed above more closely corresponds to the fund’s investment policies and strategies.

(f)	Source: FactSet Research Systems Inc.

Index Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Standard & Poor’s 500 Stock Index – a market capitalization – weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table is meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the tables is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	0.90%	$1,000.00	$993.60	$4.52
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
Service Class	Actual	1.15%	$1,000.00	$992.40	$5.78
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.2%
Aerospace – 2.8%
Lockheed Martin Corp.	10,020	$1,054,702
Precision Castparts Corp.	6,030	836,361
United Technologies Corp.	20,030	1,533,092

		$3,424,155

Airlines – 0.2%
Southwest Airlines Co. (l)	25,260	$308,172

Apparel Manufacturers – 0.7%
NIKE, Inc., “B”	9,780	$628,267
Quiksilver, Inc. (a)(l)	22,970	197,083

		$825,350

Biotechnology – 2.0%
Amgen, Inc. (a)	11,400	$529,416
Celgene Corp. (a)(l)	7,050	325,781
Genzyme Corp. (a)	22,571	1,680,185

		$2,535,382

Broadcasting – 1.9%
News Corp., “A”	61,270	$1,255,422
Walt Disney Co.	33,590	1,084,285

		$2,339,707

Brokerage & Asset Managers – 4.0%
Affiliated Managers Group, Inc. (a)(l)	2,400	$281,904
Charles Schwab Corp.	53,190	1,359,005
Deutsche Boerse AG	4,620	911,900
Goldman Sachs Group, Inc.	4,530	974,177
ICAP PLC	9,000	129,537
Invesco Ltd. (l)	9,360	293,717
TD AMERITRADE Holding Corp. (a)	49,740	997,784

		$4,948,024

Business Services – 1.1%
Corporate Executive Board Co. (l)	6,800	$408,680
Fidelity National Information Services, Inc.	11,450	476,206
Satyam Computer Services Ltd., ADR (l)	15,800	422,176

		$1,307,062

Cable TV – 0.6%
Cablevision Systems Corp., “A” (a)	12,050	$295,225
Comcast Corp., “Special A” (a)(l)	22,730	411,868

		$707,093

Chemicals – 1.1%
3M Co.	5,580	$470,506
PPG Industries, Inc.	12,820	900,349

		$1,370,855

Computer Software – 3.8%
ACI Worldwide, Inc. (a)(l)	18,480	$351,859
CommVault Systems, Inc. (a)	18,520	392,254
Microsoft Corp.	46,870	1,668,572
MSC Software Corp. (a)(l)	129,262	1,679,113
VeriSign, Inc. (a)	17,803	669,571

		$4,761,369

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – Systems – 3.6%
Cray, Inc. (a)(l)	93,770	$561,682
EMC Corp. (a)	65,040	1,205,191
International Business Machines Corp.	15,330	1,657,173
Network Appliance, Inc. (a)	43,643	1,089,329

		$4,513,375

Construction – 0.6%
Masco Corp. (l)	24,560	$530,742
NVR, Inc. (a)	400	209,600

		$740,342

Consumer Goods & Services – 2.9%
Bright Horizons Family Solutions, Inc. (a)(l)	22,890	$790,621
Colgate-Palmolive Co.	14,000	1,091,440
Procter & Gamble Co.	22,770	1,671,773

		$3,553,834

Containers – 0.6%
Owens-Illinois, Inc. (a)	14,840	$734,580

Electrical Equipment – 3.8%
Danaher Corp. (l)	34,780	$3,051,597
Rockwell Automation, Inc.	20,250	1,396,440
WESCO International, Inc. (a)(l)	8,110	321,480

		$4,769,517

Electronics – 3.7%
Applied Materials, Inc. (l)	39,850	$707,736
Flextronics International Ltd. (a)	31,191	376,163
Hittite Microwave Corp. (a)(l)	9,510	454,198
Intel Corp.	62,560	1,667,850
Marvell Technology Group Ltd. (a)	32,360	452,393
National Semiconductor Corp. (l)	9,350	211,684
PLX Technology, Inc. (a)	33,320	309,876
SanDisk Corp. (a)(l)	12,990	430,878

		$4,610,778

Energy – Independent – 1.1%
Apache Corp.	9,320	$1,002,273
CONSOL Energy, Inc.	6,000	429,120

		$1,431,393

Energy – Integrated – 7.0%
Exxon Mobil Corp.	53,870	$5,047,080
Hess Corp.	18,120	1,827,583
Marathon Oil Corp.	30,320	1,845,275

		$8,719,938

Engineering – Construction – 0.7%
Fluor Corp.	3,490	$508,563
North American Energy Partners, Inc. (a)	29,980	406,229

		$914,792

Food & Beverages – 3.3%
Dean Foods Co. (l)	18,400	$475,824
Diamond Foods, Inc.	12,810	274,518
General Mills, Inc.	17,710	1,009,470

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – continued
Hain Celestial Group, Inc. (a)(l)	14,190	$454,080
PepsiCo, Inc.	25,160	1,909,644

		$4,123,536

Food & Drug Stores – 1.0%
CVS Caremark Corp.	31,580	$1,255,305

Gaming & Lodging – 1.1%
International Game Technology	8,480	$372,526
Marriott Inernational, Inc., “A”	8,390	286,770
Melco PBL Entertainment (Macau) Ltd., ADR (a)(l)	10,340	119,530
MGM Mirage (a)(l)	1,340	112,587
Penn National Gaming, Inc. (a)(l)	2,630	156,617
Royal Caribbean Cruises Ltd. (l)	8,960	380,262

		$1,428,292

General Merchandise – 0.8%
99 Cents Only Stores (a)(l)	32,200	$256,312
Macy’s, Inc.	17,790	460,227
Stage Stores, Inc. (l)	18,430	272,764

		$989,303

Health Maintenance Organizations – 1.3%
UnitedHealth Group, Inc.	14,700	$855,540
WellPoint, Inc. (a)	8,650	758,865

		$1,614,405

Insurance – 4.4%
Allied World Assurance Co. Holdings Ltd.	16,260	$815,764
Chubb Corp.	24,600	1,342,668
Genworth Financial, Inc., “A”	14,490	368,771
Hartford Financial Services Group, Inc.	20,160	1,757,750
MetLife, Inc. (l)	11,380	701,236
Prudential Financial, Inc.	5,400	502,416

		$5,488,605

Internet – 1.6%
Google, Inc., “A” (a)	2,940	$2,032,951

Leisure & Toys – 1.2%
Ubisoft Entertainment S.A. (a)	14,479	$1,459,365

Machinery & Tools – 1.6%
Bucyrus International, Inc., “A”	5,300	$526,767
Eaton Corp.	9,930	962,714
Timken Co.	13,930	457,601

		$1,947,082

Major Banks – 5.2%
Bank of America Corp.	41,156	$1,698,097
Bank of New York Mellon Corp.	29,028	1,415,405
JPMorgan Chase & Co.	37,620	1,642,113
State Street Corp.	20,820	1,690,584

		$6,446,199

Medical & Health Technology & Services – 0.5%
MWI Veterinary Supply, Inc. (a)	14,300	$572,000

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – 2.6%
Advanced Medical Optics, Inc. (a)(l)	22,050	$540,887
Aspect Medical Systems, Inc. (a)(l)	40,970	573,580
Boston Scientific Corp. (a)	94,620	1,100,431
Cooper Cos., Inc. (l)	11,760	446,880
Cyberonics, Inc. (a)(l)	21,430	282,019
NxStage Medical, Inc. (a)(l)	18,730	284,134

		$3,227,931

Metals & Mining – 1.3%
BHP Billiton PLC	53,430	$1,644,291

Natural Gas – Distribution – 1.1%
Questar Corp.	12,710	$687,611
Sempra Energy	11,460	709,145

		$1,396,756

Natural Gas – Pipeline – 0.6%
Williams Cos., Inc.	22,270	$796,821

Network & Telecom – 2.4%
Cisco Systems, Inc. (a)	45,710	$1,237,370
NICE Systems Ltd., ADR (a)	17,000	583,440
Polycom, Inc. (a)	18,560	515,597
Sonus Networks, Inc. (a)(l)	106,360	620,079

		$2,956,486

Oil Services – 2.8%
Exterran Holdings, Inc. (a)(l)	4,440	$363,192
Halliburton Co.	23,190	879,133
National Oilwell Varco, Inc. (a)	4,580	336,447
Natural Gas Services Group, Inc. (a)	7,360	144,330
Noble Corp.	12,110	684,336
Schlumberger Ltd.	9,700	954,189
TETRA Technologies, Inc. (a)(l)	8,030	125,027

		$3,486,654

Other Banks & Diversified Financials – 2.7%
American Express Co.	33,470	$1,741,109
East West Bancorp, Inc. (l)	15,190	368,054
Euro Dekania Ltd. (a)(z)	50,820	702,148
Oaktree Capital Management LLC, “A” (a)(z)	16,000	520,000

		$3,331,311

Pharmaceuticals – 5.5%
Abbott Laboratories	40,180	$2,256,107
Bristol-Myers Squibb Co.	19,370	513,692
Medicis Pharmaceutical Corp., “A” (l)	14,370	373,189
Merck & Co., Inc.	53,220	3,092,614
Schering-Plough Corp.	23,450	624,708

		$6,860,310

Railroad & Shipping – 0.4%
Burlington Northern Santa Fe Corp.	5,790	$481,902

Real Estate – 1.7%
Mack-Cali Realty Corp., REIT (l)	38,690	$1,315,460
Maguire Properties, Inc., REIT (l)	25,750	758,853

		$2,074,313

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Restaurants – 0.9%
Panera Bread Co., “A” (a)(l)	11,090	$397,244
Red Robin Gourmet Burgers, Inc. (a)(l)	14,780	472,812
Texas Roadhouse, Inc., “A” (a)(l)	17,910	198,085

		$1,068,141

Specialty Chemicals – 1.0%
Air Products & Chemicals, Inc.	6,220	$613,479
Praxair, Inc.	7,730	685,728

		$1,299,207

Specialty Stores – 2.8%
CarMax, Inc. (a)(l)	15,830	$312,643
Dick’s Sporting Goods, Inc. (a)(l)	11,480	318,685
Ethan Allen Interiors, Inc. (l)	13,300	379,050
GameStop Corp., “A” (a)	7,560	469,552
Lowe’s Cos., Inc.	33,420	755,960
Nordstrom, Inc. (l)	11,560	424,599
Staples, Inc.	17,110	394,728
Urban Outfitters, Inc. (a)(l)	15,960	435,070

		$3,490,287

Telecommunications – Wireless – 0.6%
Rogers Communications, Inc., “B”	15,740	$717,506

Telephone Services – 2.8%
AT&T, Inc.	64,570	$2,683,529
Embarq Corp.	7,080	350,672
Qwest Communications International, Inc. (l)	64,470	451,935

		$3,486,136

Tobacco – 1.6%
Altria Group, Inc.	26,440	$1,998,335

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Trucking – 0.8%
FedEx Corp.	8,990	$801,638
Landstar System, Inc.	5,770	243,206

		$1,044,844

Utilities – Electric Power – 3.4%
American Electric Power Co., Inc.	16,880	$785,933
DPL, Inc. (l)	21,690	643,109
Entergy Corp.	5,260	628,675
NRG Energy, Inc. (a)(l)	19,070	826,494
Public Service Enterprise Group, Inc.	7,410	727,958
Westar Energy, Inc.	24,940	646,944

		$4,259,113

Total Common Stocks (Identified Cost, $119,977,865)		$123,493,105

SHORT-TERM OBLIGATIONS – 0.1%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$154,000	$153,982

COLLATERAL FOR SECURITIES LOANED – 18.4%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	21,662,960	$21,662,960

Total Investments (Identified Cost, $141,794,807) (k)		$145,310,047

OTHER ASSETS, LESS LIABILITIES – (17.7)%		(20,771,066)

Net Assets – 100.0%		$124,538,981

(a)	Non-income producing security.

(k)	As of December 31, 2007, the series had two securities that were fair valued, aggregating $1,222,148 and 0.84% of market value, in accordance with the policies adopted by the Board of Trustees.

(l)	All or a portion of this security is on loan.

(y)	The rate shown represents an annualized yield at time of purchase.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Acquisition Cost	Current Market Value
Euro Dekania Ltd.	6/25/07	$737,167	$702,148
Oaktree Capital Management LLC, “A”	5/21/07	704,000	520,000
Total Restricted Securities			$1,222,148
% of Net Assets			1.0%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value, including $22,346,182 of securities on loan (identified cost, $141,794,807)	$145,310,047
Cash	370
Receivable for investments sold	1,011,800
Receivable for fund shares sold	16,999
Interest and dividends receivable	263,845
Receivable from investment adviser	22,690
Other assets	2,801
Total assets		$146,628,552
Liabilities
Payable for fund shares reacquired	$317,756
Collateral for securities loaned, at value (c)	21,662,960
Payable to affiliates
Management fee	10,323
Shareholder servicing costs	561
Distribution fees	261
Administrative services fee	192
Accrued expenses and other liabilities	97,518
Total liabilities		$22,089,571
Net assets		$124,538,981
Net assets consist of
Paid-in capital	$147,107,688
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	3,516,835
Accumulated net realized gain (loss) on investments and foreign currency transactions	(26,790,207)
Undistributed net investment income	704,665
Net assets		$124,538,981
Shares of beneficial interest outstanding		7,252,213
Initial Class shares
Net assets	$115,251,390
Shares outstanding	6,708,226
Net asset value per share		$17.18
Service Class shares
Net assets	$9,287,591
Shares outstanding	543,987
Net asset value per share		$17.07

(c)	Non-cash collateral not included.

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Income
Dividends	$1,820,367
Interest	184,203
Foreign taxes withheld	(27,926)
Total investment income		$1,976,644
Expenses
Management fee	$1,041,305
Distribution fees	29,548
Shareholder servicing costs	48,624
Administrative services fee	32,211
Independent trustees’ compensation	5,206
Custodian fee	37,326
Shareholder communications	185,037
Auditing fees	49,401
Legal fees	3,922
Miscellaneous	18,876
Total expenses		$1,451,456
Reduction of expenses by investment adviser	(172,225)
Net expenses		$1,279,231
Net investment income		$697,413
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$20,279,796
Foreign currency transactions	7,727
Net realized gain (loss) on investments and foreign currency transactions		$20,287,523
Change in unrealized appreciation (depreciation)
Investments	$(5,425,987)
Translation of assets and liabilities in foreign currencies	522
Net unrealized gain (loss) on investments and foreign currency translation		$(5,425,465)
Net realized and unrealized gain (loss) on investments and foreign currency		$14,862,058
Change in net assets from operations		$15,559,471

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$697,413	$471,372
Net realized gain (loss) on investments and foreign currency transactions	20,287,523	17,290,433
Net unrealized gain (loss) on investments and foreign currency translation	(5,425,465)	950,479
Change in net assets from operations	$15,559,471	$18,712,284
Distributions declared to shareholders
From net investment income
Initial Class	$(450,027)	$(600,199)
Service Class	(13,403)	(26,516)
Total distributions declared to shareholders	$(463,430)	$(626,715)
Change in net assets from fund share transactions	$(36,556,236)	$(25,153,887)
Total change in net assets	$(21,460,195)	$(7,068,318)
Net assets
At beginning of period	145,999,176	153,067,494
At end of period (including undistributed net investment income of $704,665 and $462,955, respectively)	$124,538,981	$145,999,176

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004		2003
Net asset value, beginning of period	$15.51	$13.69	$13.57	$12.11		$9.53
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.05	$0.06	$0.09		$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	1.64	1.83	0.16	1.41		2.55
Total from investment operations	$1.73	$1.88	$0.22	$1.50		$2.60
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.06)	$(0.10)	$(0.04)		$(0.02)
Net asset value, end of period	$17.18	$15.51	$13.69	$13.57		$12.11
Total return (%) (k)(r)(s)	11.15	13.80	1.69	12.46	(b)	27.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	0.92	0.98	0.88		0.94
Expenses after expense reductions (f)	0.90	0.90	0.90	0.90	(e)	0.90
Net investment income	0.53	0.35	0.42	0.74		0.45
Portfolio turnover	151	89	93	76		65
Net assets at end of period (000 Omitted)	$115,251	$131,259	$137,244	$158,082		$150,436

See Notes to Financial Statements

13

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004		2003
Net asset value, beginning of period	$15.41	$13.60	$13.48	$12.05		$9.48
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.01	$0.02	$0.07		$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	1.63	1.82	0.17	1.38		2.55
Total from investment operations	$1.67	$1.83	$0.19	$1.45		$2.57
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.02)	$(0.07)	$(0.02)		$—
Net asset value, end of period	$17.07	$15.41	$13.60	$13.48		$12.05
Total return (%) (k)(r)(s)	10.87	13.50	1.46	12.09	(b)	27.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.17	1.23	1.13		1.19
Expenses after expense reductions (f)	1.15	1.15	1.15	1.15	(e)	1.15
Net investment income	0.25	0.10	0.17	0.54		0.20
Portfolio turnover	151	89	93	76		65
Net assets at end of period (000 Omitted)	$9,288	$14,740	$15,823	$18,372		$12,214

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

(d)	Per share data are based on average shares outstanding.

(e)	Ratio includes a reimbursement fee for expenses borne by MFS in prior years under the then existing expense reimbursement agreement.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Equity Series (the fund) (formerly MFS Capital Opportunities Series) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans. As of December 31, 2007, there were 39 shareholders.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities

15

Notes to Financial Statements – continued

collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2007, the value of securities loaned was $22,346,182. These loans were collateralized by cash of $21,662,960 and U.S. Treasury obligations of $1,247,090.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2007, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

16

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$463,430	$626,715

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$141,873,310
Gross appreciation	11,744,083
Gross depreciation	(8,307,346)
Net unrealized appreciation (depreciation)	$3,436,737
Undistributed ordinary income	704,665
Capital loss carryforwards	(26,693,718)
Other temporary differences	(16,391)

As of December 31, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/10	$(26,693,718)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1.0 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. For the year ended December 31, 2007, the fund’s average daily net assets did not exceed $1.0 billion and therefore, the management fee was not reduced.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management, distribution and certain other fees and expenses, such that total annual fund operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written agreement will continue through April 30, 2008 unless changed or rescinded by the fund’s Board of Trustees. For the year ended December 31, 2007, this reduction amounted to $171,588 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2007, the fee was $48,594, which equated

17

Notes to Financial Statements – continued

to 0.035% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2007, these costs amounted to $0. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0232% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $879. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $637, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $204,588,916 and $236,051,457, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	382,960	$6,437,043	461,814	$6,649,900
Service Class	112,846	1,897,750	59,581	842,411
	495,806	$8,334,793	521,395	$7,492,311
Shares issued to shareholders in reinvestment of distributions
Initial Class	27,424	$450,027	42,477	$600,199
Service Class	820	13,403	1,886	26,516
	28,244	$463,430	44,363	$626,715
Shares reacquired
Initial Class	(2,164,898)	$(36,480,721)	(2,067,397)	$(29,460,830)
Service Class	(525,947)	(8,873,738)	(268,532)	(3,812,083)
	(2,690,845)	$(45,354,459)	(2,335,929)	$(33,272,913)
Net change
Initial Class	(1,754,514)	$(29,593,651)	(1,563,106)	$(22,210,731)
Service Class	(412,281)	(6,962,585)	(207,065)	(2,943,156)
	(2,166,795)	$(36,556,236)	(1,770,171)	$(25,153,887)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $741 and $674, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Core Equity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Core Equity Series (formerly MFS Capital Opportunities Series) (one of the series comprising MFS Variable Insurance Trust) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of MFS Core Equity Series as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
INTERESTED TRUSTEES
Robert J. Manning(k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen(k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); MIT Sloan School (education), Senior Lecturer (since 2006); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)

INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Robert E. Butler(n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare

David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director

William R. Gutow (born 9/27/41)	Trustee	December 1993

Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)

Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Maria F. Dwyer(k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
David L. DiLorenzo(k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan(k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

Richard S. Weitzel(k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

21

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Katrina Mead

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“MFS peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

In considering the Fund’s investment performance, the Trustees took into account that, effective May 1, 2007, the Fund changed its name (formerly, the Fund was named MFS Capital Opportunities Fund) and made related changes to its investment policies and strategies. Notwithstanding these changes, the Trustees considered the Fund’s prior investment performance to be relevant. Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review

23

Board Review of Investment Advisory Agreement – continued

meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including the replacement of the Fund’s portfolio managers in 2005 with a team of two portfolio managers and changes to the Fund’s strategy and portfolio management team in May 2007. In addition, the Trustees requested that they continue to receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval, and that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

24

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance TrustSM

Annual report

MFS® Research Series

12/31/07

VFR-ANN

MFS® RESEARCH SERIES

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	3.1%
Bank of New York Mellon Corp.	2.8%
Altria Group, Inc.	2.4%
International Business Machines Corp.	2.4%
Danaher Corp.	2.1%
PepsiCo, Inc.	2.1%
Merck & Co., Inc.	2.0%
AT&T, Inc.	1.9%
State Street Corp.	1.8%
JPMorgan Chase & Co.	1.8%

Equity sectors
Financial Services	18.6%
Technology	14.6%
Health Care	12.0%
Energy	11.0%
Utilities & Communications	8.7%
Consumer Staples	7.8%
Industrial Goods & Services	7.8%
Retailing	6.3%
Basic Materials	5.1%
Leisure	4.2%
Special Products & Services	2.3%
Autos & Housing	0.7%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Research Series (the “fund”) provided a total return of 13.20%, while Service Class shares provided a total return of 12.93%. These compare with a return of 5.49% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Contributors to performance

Strong stock selection in the financial services sector was a principal factor that contributed to performance relative to the S&P 500 Index. In particular, avoiding financial services giant Citigroup and insurance company American International Group (AIG) favorably impacted results as both companies’ stocks tumbled over the reporting period due to the subprime mortgage-related woes.

Stock selection in the special products and services sector also contributed to relative returns. Among the fund’s top contributors was for-profit education company Apollo Group(g).

The basic materials sector turned in strong results, bolstered by stock selection. Holdings of mining giant BHP Billiton(aa) (U.K.) and package manufacturer Owens-Illinois(aa)(g) helped the fund’s relative performance. BHP Billiton reported strong quarterly results in the later part of the reporting period, citing robust demand from Asia and surging commodities prices as profit drivers.

Stock selection in the energy sector further boosted the fund’s performance relative to the benchmark. The notable contributors were oil and gas exploration and production company Apache, coal mining company CONSOL Energy, and integrated oil and gas company Hess. Shares of Hess surged in recent months due largely to hopes that an oil field discovery off the coast of Brazil could nearly double the company’s reserves.

Stocks in other sectors that contributed to relative performance included Internet search engine Google and natural gas pipelines operator Williams Cos.

During the reporting period, currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from performance

An underweighted position in computers and personal electronics maker Apple(g), and not owning integrated oil company Chevron, held back results as both stocks outperformed the benchmark over the reporting period. Other holdings that detracted from relative performance included biotechnology firm Amgen, electronic brokerage firm E*Trade(g), insurance and investment company Genworth Financial, medical device maker Boston Scientific, department stores operators, Macy’s and Nordstrom, network storage company Network Appliance(g), and networking chip maker Marvell Technology(aa). Marvell Technology struggled after reporting disappointing earnings and outlook, and from issues surrounding a stock options scandal.

Respectfully,

Katrina Mead

Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	7/26/95	13.20%	14.26%	5.36%
Service Class	5/01/00	12.93%	13.98%	5.18%

Comparative Index

Standard & Poor’s 500 Stock Index (f)	5.49%	12.83%	5.91%

(f)	Source: FactSet Research Systems Inc.

Index Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	0.87%	$1,000.00	$1,029.40	$4.45
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43
Service Class	Actual	1.11%	$1,000.00	$1,028.60	$5.68
	Hypothetical (h)	1.11%	$1,000.00	$1,019.61	$5.65

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

PORTFOLIO OF INVESTMENTS – 12/31/06

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.1%
Aerospace – 2.9%
Lockheed Martin Corp.	39,890	$4,198,821
United Technologies Corp.	61,010	4,669,705

		$8,868,526

Apparel Manufacturers – 1.2%
Coach, Inc. (a)	43,010	$1,315,246
NIKE, Inc., “B”	36,780	2,362,747

		$3,677,993

Biotechnology – 3.3%
Amgen, Inc. (a)	39,740	$1,845,526
Genzyme Corp. (a)	68,750	5,117,750
Millipore Corp. (a)(l)	40,610	2,971,840

		$9,935,116

Broadcasting – 1.7%
News Corp., “A”	94,700	$1,940,403
Omnicom Group, Inc.	31,400	1,492,442
WPP Group PLC	121,920	1,560,906

		$4,993,751

Brokerage & Asset Managers – 3.8%
Affiliated Managers Group, Inc. (a)(l)	21,930	$2,575,898
Goldman Sachs Group, Inc.	12,400	2,666,620
ICAP PLC	147,120	2,117,490
Invesco Ltd.	90,000	2,824,200
TD AMERITRADE Holding Corp. (a)	70,680	1,417,841

		$11,602,049

Business Services – 1.0%
Satyam Computer Services Ltd., ADR (l)	108,300	$2,893,776

Cable TV – 1.0%
Comcast Corp., “Special A” (a)	108,350	$1,963,302
Time Warner Cable, Inc. (a)	35,470	978,972

		$2,942,274

Chemicals – 2.0%
3M Co.	20,920	$1,763,974
PPG Industries, Inc.	59,690	4,192,029

		$5,956,003

Computer Software – 2.5%
Microsoft Corp.	105,060	$3,740,136
Salesforce.com, Inc. (a)	22,000	1,379,180
VeriSign, Inc. (a)	65,940	2,480,003

		$7,599,319

Computer Software – Systems – 2.9%
EMC Corp. (a)	83,060	$1,539,102
International Business Machines Corp.	65,980	7,132,438

		$8,671,540

Conglomerates – 1.3%
Siemens AG	25,190	$3,954,560

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 0.7%
D.R. Horton, Inc. (l)	169,990	$2,238,768

Consumer Goods & Services – 1.4%
Colgate-Palmolive Co.	53,930	$4,204,383

Electrical Equipment – 2.8%
Danaher Corp.	71,710	$6,291,835
Rockwell Automation, Inc.	32,470	2,239,131

		$8,530,966

Electronics – 4.8%
Flextronics International Ltd. (a)	130,170	$1,569,850
Intel Corp.	204,370	5,448,504
Marvell Technology Group Ltd. (a)	98,230	1,373,255
National Semiconductor Corp.	91,890	2,080,390
SanDisk Corp. (a)	37,010	1,227,622
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	279,510	2,783,920

		$14,483,541

Energy – Independent – 3.5%
Apache Corp.	43,050	$4,629,597
CONSOL Energy, Inc.	34,120	2,440,262
Ultra Petroleum Corp. (a)	20,590	1,472,185
XTO Energy, Inc.	38,013	1,952,322

		$10,494,366

Energy – Integrated – 5.6%
Exxon Mobil Corp.	98,850	$9,261,257
Hess Corp.	25,880	2,610,257
Marathon Oil Corp.	42,920	2,612,111
TOTAL S.A., ADR	28,710	2,371,446

		$16,855,071

Engineering – Construction – 0.6%
Fluor Corp.	11,800	$1,719,496

Food & Beverages – 4.0%
Dean Foods Co. (l)	40,550	$1,048,623
General Mills, Inc.	42,510	2,423,070
Nestle S.A.	5,491	2,516,051
PepsiCo, Inc.	81,730	6,203,307

		$12,191,051

Food & Drug Stores – 1.2%
CVS Caremark Corp.	94,090	$3,740,077

Gaming & Lodging – 1.5%
International Game Technology	45,560	$2,001,451
Royal Caribbean Cruises Ltd. (l)	59,600	2,529,424

		$4,530,875

General Merchandise – 0.8%
Macy’s, Inc.	93,620	$2,421,949

Health Maintenance Organizations – 1.1%
WellPoint, Inc. (a)	37,690	$3,306,544

6

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Insurance – 5.7%
Chubb Corp.	46,710	$2,549,432
Genworth Financial, Inc., “A”	105,090	2,674,541
Hartford Financial Services Group, Inc.	28,770	2,508,456
MetLife, Inc. (l)	86,680	5,341,222
Prudential Financial, Inc.	44,030	4,096,551

		$17,170,202

Internet – 2.3%
Google, Inc., “A” (a)	7,760	$5,365,885
Yahoo!, Inc. (a)	70,040	1,629,130

		$6,995,015

Machinery & Tools – 1.5%
Bucyrus International, Inc., “A”	3,570	$354,822
Eaton Corp.	15,850	1,536,657
GEA Group AG (a)	24,300	839,280
Timken Co.	56,090	1,842,556

		$4,573,315

Major Banks – 7.9%
Bank of America Corp.	103,820	$4,283,613
Bank of New York Mellon Corp.	174,199	8,493,943
JPMorgan Chase & Co.	126,880	5,538,312
State Street Corp.	68,830	5,588,996

		$23,904,864

Medical & Health Technology & Services – 0.6%
DaVita, Inc. (a)	31,660	$1,784,041

Medical Equipment – 3.0%
Boston Scientific Corp. (a)	214,970	$2,500,101
C.R. Bard, Inc.	17,500	1,659,000
ResMed, Inc. (a)(l)	50,870	2,672,201
Zimmer Holdings, Inc. (a)	33,710	2,229,917

		$9,061,219

Metals & Mining – 1.9%
BHP Billiton PLC	99,000	$3,046,694
Cameco Corp.	28,780	1,145,732
United States Steel Corp.	13,800	1,668,558

		$5,860,984

Natural Gas – Distribution – 1.4%
Questar Corp.	28,860	$1,561,326
Sempra Energy	42,000	2,598,960

		$4,160,286

Natural Gas – Pipeline – 0.6%
Williams Cos., Inc.	51,800	$1,853,404

Network & Telecom – 2.1%
Cisco Systems, Inc. (a)	106,870	$2,892,971
Nokia Corp., ADR	55,580	2,133,716
Research In Motion Ltd. (a)	12,676	1,437,458

		$6,464,145

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Oil Services – 1.9%
Exterran Holdings, Inc. (a)(l)	15,820	$1,294,076
Halliburton Co.	92,160	3,493,786
Noble Corp.	17,300	977,623

		$5,765,485

Other Banks & Diversified Financials – 0.8%
American Express Co.	48,940	$2,545,859

Pharmaceuticals – 4.0%
Abbott Laboratories	48,530	$2,724,959
Merck & Co., Inc.	101,890	5,920,828
Roche Holding AG	19,330	3,329,619

		$11,975,406

Real Estate – 0.4%
Equity Residential, REIT	34,440	$1,256,027

Specialty Chemicals – 1.2%
Air Products & Chemicals, Inc.	18,600	$1,834,518
Praxair, Inc.	20,630	1,830,087

		$3,664,605

Specialty Stores – 3.1%
CarMax, Inc. (a)(l)	62,150	$1,227,462
Lowe’s Cos., Inc.	88,580	2,003,680
Nordstrom, Inc. (l)	64,200	2,358,066
PetSmart, Inc.	53,300	1,254,149
Staples, Inc.	105,080	2,424,196

		$9,267,553

Telecommunications – Wireless – 0.8%
Rogers Communications, Inc., “B”	25,970	$1,175,143
Rogers Communications, Inc., “B”	25,750	1,173,811

		$2,348,954

Telephone Services – 2.6%
AT&T, Inc.	141,770	$5,891,961
Embarq Corp.	16,690	826,656
Qwest Communications International, Inc. (l)	151,620	1,062,856

		$7,781,473

Tobacco – 2.4%
Altria Group, Inc.	97,660	$7,381,143

Utilities – Electric Power – 3.3%
American Electric Power Co., Inc.	53,200	$2,476,992
FPL Group, Inc.	42,360	2,871,161
NRG Energy, Inc. (a)(l)	47,000	2,036,980
PG&E Corp.	59,730	2,573,766

		$9,958,899

Total Common Stocks (Identified Cost, $278,713,914)		$299,584,873

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

SHORT-TERM OBLIGATIONS – 0.8%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$2,531,000	$2,530,710

COLLATERAL FOR SECURITIES LOANED – 7.2%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	21,728,257	$21,728,257

Total Investments (Identified Cost, $302,972,881)		$323,843,840

OTHER ASSETS, LESS LIABILITIES – (7.1)%		(21,388,751)

Net Assets – 100.0%		$302,455,089

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(y)	The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value, including $27,241,992 of securities on loan (identified cost, $302,972,881)	$323,843,840
Cash	1,562
Receivable for investments sold	301,832
Receivable for fund shares sold	146,917
Interest and dividends receivable	318,283
Other assets	166,991
Total assets		$324,779,425
Liabilities
Payable for investments purchased	$304,102
Payable for fund shares reacquired	145,738
Collateral for securities loaned, at value (c)	21,728,257
Payable to affiliates
Management fee	24,962
Shareholder servicing costs	1,336
Distribution fees	579
Administrative services fee	192
Payable for independent trustees’ compensation	452
Accrued expenses and other liabilities	118,718
Total liabilities		$22,324,336
Net assets		$302,455,089
Net assets consist of
Paid-in capital	$512,986,199
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	20,871,153
Accumulated net realized gain (loss) on investments and foreign currency transactions	(232,714,632)
Undistributed net investment income	1,312,369
Net assets		$302,455,089
Shares of beneficial interest outstanding		14,918,730
Initial Class shares
Net assets	$281,339,371
Shares outstanding	13,871,269
Net asset value per share		$20.28
Service Class shares
Net assets	$21,115,718
Shares outstanding	1,047,461
Net asset value per share		$20.16

(c)	Non-cash collateral not included.

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Income
Dividends	$3,820,850
Interest	178,663
Foreign taxes withheld	(29,905)
Total investment income		$3,969,608
Expenses
Management fee	$2,219,566
Distribution fees	47,637
Shareholder servicing costs	104,044
Administrative services fee	57,909
Independent trustees’ compensation	11,991
Custodian fee	61,027
Shareholder communications	62,896
Auditing fees	47,637
Legal fees	6,315
Miscellaneous	27,604
Total expenses		$2,646,626
Reduction of expenses by investment adviser	(1,338)
Net expenses		$2,645,288
Net investment income		$1,324,320
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$36,661,267
Written options transactions	(112,873)
Foreign currency transactions	(11,415)
Net realized gain (loss) on investments and foreign currency transactions		$36,536,979
Change in unrealized appreciation (depreciation)
Investments	$(1,428,208)
Translation of assets and liabilities in foreign currencies	486
Net unrealized gain (loss) on investments and foreign currency translation		$(1,427,722)
Net realized and unrealized gain (loss) on investments and foreign currency		$35,109,257
Change in net assets from operations		$36,433,577

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$1,324,320	$2,025,428
Net realized gain (loss) on investments and foreign currency transactions	36,536,979	23,527,274
Net unrealized gain (loss) on investments and foreign currency translation	(1,427,722)	2,765,933
Change in net assets from operations	$36,433,577	$28,318,635
Distributions declared to shareholders
From net investment income
Initial Class	$(1,919,641)	$(1,405,149)
Service Class	(88,798)	(46,251)
Total distributions declared to shareholders	$(2,008,439)	$(1,451,400)
Change in net assets from fund share transactions	$(16,245,578)	$(45,597,506)
Total change in net assets	$18,179,560	$(18,730,271)
Net assets
At beginning of period	284,275,529	303,005,800
At end of period (including undistributed net investment income of $1,312,369 and $2,007,903, respectively)	$302,455,089	$284,275,529

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004		2003
Net asset value, beginning of period	$18.04	$16.41	$15.30	$13.35		$10.78
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.12	$0.07	$0.06		$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	2.28	1.59	1.11	2.04		2.55
Total from investment operations	$2.37	$1.71	$1.18	$2.10		$2.65
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.08)	$(0.07)	$(0.15)		$(0.08)
Net asset value, end of period	$20.28	$18.04	$16.41	$15.30		$13.35
Total return (%) (k)(r)(s)	13.20	10.48	7.80	15.85	(b)	24.71	(j)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.90	0.93	0.88		0.88
Expenses after expense reductions (f)	0.88	0.89	0.93	0.88		N/A
Net investment income	0.46	0.71	0.47	0.47		0.83
Portfolio turnover	87	90	93	118		124
Net assets at end of period (000 Omitted)	$281,339	$267,602	$289,472	$339,259		$352,464

See Notes to Financial Statements

12

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004		2003
Net asset value, beginning of period	$17.94	$16.33	$15.23	$13.30		$10.74
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.09	$0.04	$0.03		$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	2.26	1.57	1.11	2.02		2.54
Total from investment operations	$2.31	$1.66	$1.15	$2.05		$2.61
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.05)	$(0.05)	$(0.12)		$(0.05)
Net asset value, end of period	$20.16	$17.94	$16.33	$15.23		$13.30
Total return (%) (k)(r)(s)	12.93	10.20	7.57	15.57	(b)	24.37	(j)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.14	1.19	1.13		1.13
Expenses after expense reductions (f)	1.13	1.14	1.19	1.13		N/A
Net investment income	0.23	0.51	0.23	0.21		0.58
Portfolio turnover	87	90	93	118		124
Net assets at end of period (000 Omitted)	$21,116	$16,674	$13,533	$9,424		$6,693

(b)	The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(j)	The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, the Initial Class and Service Class total returns for the year ended December 31, 2003 would have each been lower by approximately 0.22%.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans. As of December 31, 2007, there were 98 shareholders.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to

14

Notes to Financial Statements – continued

determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Derivative instruments include written options and purchased options.

Written Options – The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received.

Written Option Transactions

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$ —
Options written	155	56,847
Options closed	(155)	(56,847)
Outstanding, end of period	—	$—

Purchased Options – The fund may purchase call or put options for a premium. Purchasing call options may be a hedge against an anticipated increase in the dollar cost of securities to be acquired or to increase the fund’s exposure to the underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities. The premium paid is included as an investment in the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security or financial instrument to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or

15

Notes to Financial Statements – continued

U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2007, the value of securities loaned was $27,241,992. These loans were collateralized by cash of $21,728,257 and U.S. Treasury obligations of $6,152,965.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2007, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$2,008,439	$1,451,400

16

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$303,261,967
Gross appreciation	35,581,959
Gross depreciation	(15,000,086)
Net unrealized appreciation (depreciation)	$20,581,873
Undistributed ordinary income	1,312,369
Capital loss carryforwards	(232,424,838)
Other temporary differences	(514)

As of December 31, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/09	$(69,573,625)
12/31/10	(162,851,213)
$(232,424,838)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. For the year ended December 31, 2007, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2007, the fee was $103,580, which equated to 0.035% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2007, these costs amounted to $394. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0196% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief

17

Notes to Financial Statements – continued

Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $1,911. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $1,338, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $255,462,623 and $272,244,294, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,497,898	$48,381,164	1,612,041	$27,590,411
Service Class	212,610	4,135,391	280,447	4,761,887
	2,710,508	$52,516,555	1,892,488	$32,352,298
Shares issued to shareholders in reinvestment of distributions
Initial Class	101,892	$1,919,641	82,365	$1,405,149
Service Class	4,733	88,798	2,722	46,251
	106,625	$2,008,439	85,087	$1,451,400
Shares reacquired
Initial Class	(3,559,798)	$(68,846,214)	(4,505,343)	$(76,253,036)
Service Class	(99,215)	(1,924,358)	(182,776)	(3,148,168)
	(3,659,013)	$(70,770,572)	(4,688,119)	$(79,401,204)
Net change
Initial Class	(960,008)	$(18,545,409)	(2,810,937)	$(47,257,476)
Service Class	118,128	2,299,831	100,393	1,659,970
	(841,880)	$(16,245,578)	(2,710,544)	$(45,597,506)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $1,498 and $1,998, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Research Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Series (one of the series comprising MFS Variable Insurance Trust) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research Series as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
INTERESTED TRUSTEES
Robert J. Manning(k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen(k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); MIT Sloan School (education), Senior Lecturer (since 2006); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Robert E. Butler(n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare

David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director

William R. Gutow (born 9/27/41)	Trustee	December 1993

Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)

Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Maria F. Dwyer(k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
David L. DiLorenzo(k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan(k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

Richard S. Weitzel(k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

21

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Katrina Mead

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“MFS peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund during the one-year period ended December 31, 2006. In the course of their deliberations, the Trustees took into account information provided by

23

Board Review of Investment Advisory Agreement – continued

MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including repositioning the Fund’s investment style in June 2006. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data, the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

24

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance TrustSM

Annual report

MFS® Research International Series

12/31/07

VRI-ANN

MFS® RESEARCH INTERNATIONAL SERIES

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
E.ON AG	2.9%
TOTAL S.A.	2.4%
Royal Dutch Shell PLC, “A”	2.4%
Nestle S.A.	2.4%
Linde AG	2.3%
BHP Billiton PLC	2.2%
Bucyrus International, Inc., “A”	2.1%
Vodafone Group PLC	1.9%
Adidas AG	1.9%
Siemens AG	1.9%

Equity sectors
Financial Services	25.4%
Utilities & Communications	10.6%
Energy	9.3%
Basic Materials	7.8%
Consumer Staples	6.6%
Health Care	6.6%
Technology	5.9%
Industrial Goods & Services	5.6%
Autos & Housing	4.8%
Retailing	4.6%
Special Products & Services	4.2%
Leisure	2.9%
Transportation	1.5%

Country weightings
United Kingdom	15.7%
Germany	15.0%
Japan	12.8%
France	11.2%
Switzerland	8.2%
Italy	3.8%
Netherlands	3.2%
Australia	2.4%
Spain	2.2%
Other Countries	25.5%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the Research International Series (the “fund”) provided a total return of 12.82%, while Service Class shares provided a total return of 12.52%. These compare with a return of 11.63% for the fund’s benchmark, the MSCI EAFE Index.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Contributors to performance

Stock selection within the basic materials, utilities and communications, and energy sectors drove performance over the reporting period.

Within the basic materials sector, key contributors to performance included strong-performing steel producer Steel Authority of India(aa) (India), mining giant BHP Billiton (U.K.), and industrial and medical gases producer Linde (Germany). Shares of Steel Authority of India performed well during the period as the company announced that profits rose for a sixth straight quarter. Company management expressed the belief that demand will grow at a double-digit rate as India and its neighbors continue to build infrastructure. At BHP Billiton, strong demand for a variety of metals commodities, spurred, in part, by the development of China and India, led to significant revenue and earnings upside.

Within the utilities and communications sector, power and gas company E.ON (Germany) helped performance. The company’s management announced that they may raise power prices due to increased global demand for energy. Management also reported growth and earnings above consensus estimates and announced that the company will probably complete, by June of 2008, the purchase of assets in Spain, Italy, and France from electric utility company, Endesa (Spain).

The energy sector also benefited relative performance. Shares of oil and gas exploration and production company Petroleo Brasileiro S.A.(aa) (Brazil) aided performance as the stock soared over the reporting period.

Stocks in other sectors that helped performance included industrial machinery manufacturer Bucyrus International(aa), health care products maker Bayer (Germany), sporting goods producer Adidas (Germany), and electronics and electrical engineering company Siemens (Germany). The management of Bucyrus International stated that global mining expansion and resurging machine orders should help to extend the company’s growth. Additionally, the company benefited during the period from its ahead-of-schedule integration of German mining company, DBT, and its ability to cross-sell DBT equipment to existing customers. Our avoidance of poor-performing car maker Toyota (Japan) was another positive factor.

During the reporting period, currency exposure was a contributor to the fund’s relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

Detractors from performance

Stock selection in the financial services sector dampened performance relative to the benchmark. Several individual holdings within this sector were among the fund’s top detractors. These included financial services firms Royal Bank of Scotland (U.K.), Barclays (U.K.), Sumitomo Mitsui Financial (Japan), Credit Agricole (France), UBS (Switzerland), and Aeon Credit (Japan). Shares of Royal Bank of Scotland came under pressure as the company announced writedowns due to slumping credit markets, the company’s exposure to the U.K. real estate market, leveraged loans, and exposure to the U.S. subprime mortgage market.

3

Management review – continued

Stock selection within the autos and housing sector also hurt results. Our positioning in tire manufacturer Bridgestone (Japan) was a drag on performance as the stock underperformed the benchmark during the reporting period.

Stocks in other sectors that detracted from performance included our decision not to hold strong-performing mining operator Rio Tinto (Australia) and mobile phone maker Nokia (Finland). The consequence of not holding Rio Tinto was exacerbated when BHP Billiton tendered a bid to acquire the company, which drove the share price higher. Elsewhere, our positioning in consumer electronics manufacturer Funai Electric(aa) detracted from performance as the stock underperformed the benchmark.

Respectfully,

Jose Luis Garcia	Thomas Melendez
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of contract units.

The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment(t)

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	Life (t)
Initial Class	4/29/05	12.82%	22.28%
Service Class	4/29/05	12.52%	21.93%

Comparative index

MSCI EAFE Index (f)	11.63%	20.77%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the fund's investment operations, April 29, 2005, through the stated period end.

Index Definition

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	1.10%	$1,000.00	$1,023.50	$5.61
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
Service Class	Actual	1.35%	$1,000.00	$1,022.30	$6.88
	Hypothetical (h)	1.35%	$1,000.00	$1,018.40	$6.87

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 95.8%
Aerospace – 0.7%
Finmeccanica S.p.A.	23,140	$733,452

Alcoholic Beverages – 1.2%
Heineken N.V.	20,400	$1,313,859

Apparel Manufacturers – 3.8%
Adidas AG	28,240	$2,102,658
Billabong International Ltd.	29,220	379,687
LVMH Moet Hennessy Louis Vuitton S.A.	14,870	1,787,231

		$4,269,576

Automotive – 3.4%
Bayerische Motoren Werke AG	16,360	$1,010,248
Bridgestone Corp.	49,700	875,337
Compagnie Generale des Etablissements Michelin	7,940	911,281
Yamaha Motor Co. Ltd.	40,800	987,907

		$3,784,773

Biotechnology – 0.4%
Actelion Ltd. (a)	9,164	$417,605

Broadcasting – 2.9%
Antena 3 de Television S.A.	25,076	$381,242
Grupo Televisa S.A., ADR	35,880	852,868
WPP Group PLC	155,970	1,996,838

		$3,230,948

Brokerage & Asset Managers – 1.2%
EFG International	2,110	$84,799
Nomura Holdings, Inc.	75,800	1,267,120

		$1,351,919

Business Services – 2.3%
Bunzl PLC	35,990	$504,572
Intertek Group PLC	31,910	625,625
JFE Shoji Holdings, Inc.	33,000	210,807
Mitsubishi Corp.	21,900	596,536
Mitsui & Co. Ltd.	16,000	339,457
Satyam Computer Services Ltd.	25,420	289,919

		$2,566,916

Chemicals – 0.6%
Makhteshim-Agan Industries Ltd. (a)	76,440	$698,885
Syngenta AG	50	12,686

		$711,571

Computer Software – 1.2%
SAP AG	16,860	$871,102
Trend Micro, Inc. (a)	12,500	447,567

		$1,318,669

Computer Software – Systems – 0.2%
HCL Technologies Ltd.	29,530	$246,976

Conglomerates – 1.9%
Siemens AG	13,360	$2,097,377

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 1.4%
CRH PLC	16,850	$585,043
Geberit AG	7,150	974,789

		$1,559,832

Consumer Goods & Services – 2.8%
Henkel KGaA, IPS	12,640	$708,539
Kao Corp.	35,000	1,052,679
Kimberly-Clark de Mexico S.A. de C.V., “A”	113,700	498,479
Reckitt Benckiser Group PLC	15,700	906,972

		$3,166,669

Electrical Equipment – 1.9%
LS Industrial Systems Co. Ltd. (a)	4,350	$257,224
OMRON Corp.	35,100	830,797
Schneider Electric S.A.	7,529	1,006,717

		$2,094,738

Electronics – 4.3%
ARM Holdings PLC	182,610	$447,669
Funai Electric Co. Ltd.	6,400	276,361
Konica Minolta Holdings, Inc.	19,000	334,418
Nippon Electric Glass Co. Ltd.	19,000	308,596
Ricoh Co. Ltd.	47,000	864,423
Royal Philips Electronics N.V.	23,910	1,036,208
Samsung Electronics Co. Ltd.	1,115	655,354
Taiwan Semiconductor Manufacturing Co. Ltd.	221,000	420,314
Venture Corp. Ltd.	50,000	437,832

		$4,781,175

Energy – Independent – 1.4%
INPEX Holdings, Inc.	60	$645,410
OMV AG	5,060	407,155
PTT Public Co. Ltd.	46,700	521,277

		$1,573,842

Energy – Integrated – 7.4%
OAO Gazprom, ADR	15,780	$888,601
Petroleo Brasileiro S.A., ADR	6,580	758,279
Royal Dutch Shell PLC, “A”	63,700	2,683,546
Statoil A.S.A.	38,900	1,202,757
TOTAL S.A.	32,440	2,692,183

		$8,225,366

Food & Beverages – 2.6%
Nestle S.A.	5,821	$2,667,262
Nong Shim Co. Ltd. (a)	924	191,286

		$2,858,548

Insurance – 2.2%
AXA	43,880	$1,747,141
Old Mutual PLC	225,730	748,426
Suncorp-Metway Ltd.	65	962

		$2,496,529

Internet – 0.2%
Universo Online S.A., IPS (a)	35,400	$236,297

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – 3.0%
Bucyrus International, Inc., “A”	23,590	$2,344,610
KOMATSU Ltd.	37,100	1,003,111

		$3,347,721

Major Banks – 14.0%
Australia & New Zealand Banking Group Ltd.	33,340	$799,463
Barclays PLC	146,940	1,488,435
BNP Paribas	12,903	1,387,008
BOC Hong Kong Holdings Ltd.	538,500	1,488,192
Credit Agricole S.A.	49,917	1,674,503
DBS Group Holdings Ltd.	62,000	878,643
Deutsche Postbank AG	12,080	1,067,991
Erste Bank der Oesterreichischen Sparkassen AG	14,452	1,027,174
Royal Bank of Scotland Group PLC	186,647	1,677,982
Standard Bank Group Ltd.	35,630	521,754
Standard Chartered PLC	23,346	847,850
Sumitomo Mitsui Financial Group, Inc.	124	922,699
UniCredito Italiano S.p.A.	214,070	1,781,273

		$15,562,967

Metals & Mining – 3.9%
BHP Billiton PLC	78,780	$2,424,429
Companhia Vale do Rio Doce	22,800	745,318
Steel Authority of India Ltd.	158,105	1,134,569

		$4,304,316

Natural Gas – Distribution – 0.9%
Gaz de France	9,320	$542,704
Tokyo Gas Co. Ltd.	91,000	424,867

		$967,571

Oil Services – 0.5%
Saipem S.p.A.	13,000	$516,863

Other Banks & Diversified Financials – 6.8%
Aeon Credit Service Co. Ltd.	33,400	$493,767
Anglo Irish Bank Corp. PLC	40,280	641,933
Bank of Cyprus Public Co. Ltd.	30,420	558,263
CSU Cardsystem S.A. (a)	30,240	97,183
First City Monument Bank PLC	600,610	96,179
Fortis, Inc. (a)	17,980	263
Fortis, Inc.	33,290	865,114
Hana Financial Group, Inc.	14,410	780,053
Macquarie Group Ltd.	14,637	970,135
ORIX Corp.	2,960	494,988
UBS AG	29,690	1,378,786
Unione di Banche Italiane Scpa	42,124	1,159,530

		$7,536,194

Pharmaceuticals – 6.2%
Astellas Pharma, Inc.	16,200	$706,208
Bayer AG	13,900	1,267,326
Merck KGaA	10,760	1,382,221
Novartis AG	34,790	1,895,298
Roche Holding AG	9,640	1,660,503

		$6,911,556

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Precious Metals & Minerals – 0.4%
Paladin Resources Ltd. (a)	81,617	$479,681

Railroad & Shipping – 1.0%
East Japan Railway Co.	135	$1,108,572

Real Estate – 1.2%
CapitaLand Ltd.	207,000	$890,017
Hypo Real Estate Holding AG	8,280	430,757

		$1,320,774

Specialty Chemicals – 2.9%
Akzo Nobel N.V.	8,500	$676,890
Linde AG	19,170	2,524,800

		$3,201,690

Specialty Stores – 0.8%
Kingfisher PLC	178,510	$514,034
NEXT PLC	12,240	392,600

		$906,634

Telecommunications – Wireless – 3.3%
America Movil S.A.B. de C.V., “L”, ADR	11,300	$693,707
MTN Group Ltd.	13,950	261,391
Philippine Long Distance Telephone Co.	3,020	231,219
Rogers Communications, Inc., “B”	7,490	341,431
Vodafone Group PLC	578,980	2,157,866

		$3,685,614

Telephone Services – 2.9%
Telefonica S.A.	63,780	$2,061,192
Telenor A.S.A.	33,090	782,215
TELUS Corp.	6,880	344,645

		$3,188,052

Trucking – 0.5%
TNT N.V.	11,760	$489,364
Yamato Holdings Co., Ltd.	3,000	43,262

		$532,626

Utilities – Electric Power – 3.5%
E.ON AG	15,170	$3,220,983
SUEZ S.A.	9,931	673,175

		$3,894,158

Total Common Stocks (Identified Cost, $99,941,835)		$106,501,626

SHORT-TERM OBLIGATIONS – 3.2%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$3,573,000	$3,572,591

Total Investments (Identified Cost, $103,514,426) (k)		$110,074,217

OTHER ASSETS, LESS LIABILITIES – 1.0%		1,151,466

Net Assets – 100.0%		$111,225,683

8

Portfolio of Investments – continued

(a)	Non-income producing security.

(k)	As of December 31, 2007, the fund had 27 securities that were fair valued, aggregating $13,868,857 and 12.60% of market value, in accordance with the policies adopted by the Board of Trustees.

(y)	The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

IPS	International Preference Stock

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value (identified cost, $103,514,426)	$110,074,217
Cash	292,350
Foreign currency, at value (identified cost, $714,781)	715,719
Receivable for investments sold	3,980
Receivable for fund shares sold	643,541
Interest and dividends receivable	97,309
Receivable from investment adviser	66,862
Other assets	2,421
Total assets		$111,896,399
Liabilities
Payable for investments purchased	$404,629
Payable for fund shares reacquired	21,016
Payable to affiliates
Management fee	10,892
Shareholder servicing costs	356
Distribution fees	797
Administrative services fee	192
Payable for independent trustees’ compensation	148
Accrued expenses and other liabilities	232,686
Total liabilities		$670,716
Net assets		$111,225,683
Net assets consist of:
Paid-in capital	$100,562,802
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $99,534 deferred country tax)	6,460,770
Accumulated net realized gain (loss) on investments and foreign currency transactions	3,535,907
Undistributed net investment income	666,204
Net assets		$111,225,683
Shares of beneficial interest outstanding		6,911,332
Initial Class shares
Net assets	$81,987,216
Shares outstanding	5,086,652
Net asset value per share		$16.12
Service Class shares
Net assets	$29,238,467
Shares outstanding	1,824,680
Net asset value per share		$16.02

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Income
Dividends	$1,601,649
Interest	80,365
Foreign taxes withheld	(133,157)
Total investment income		$1,548,857
Expenses
Management fee	$609,924
Distribution fees	52,574
Shareholder servicing costs	23,670
Administrative services fee	20,125
Independent trustees’ compensation	1,734
Custodian fee	314,877
Shareholder communications	15,160
Auditing fees	55,477
Legal fees	2,659
Miscellaneous	17,206
Total expenses		$1,113,406
Fees paid indirectly	(103)
Reduction of expenses by investment adviser	(314,959)
Net expenses		$798,344
Net investment income		$750,513
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions (net of $34,559 country tax)	$4,305,226
Foreign currency transactions	(32,761)
Net realized gain (loss) on investments and foreign currency transactions		$4,272,465
Change in unrealized appreciation (depreciation)
Investments (net of $98,861 increase in deferred country tax)	$2,070,629
Translation of assets and liabilities in foreign currencies	176
Net unrealized gain (loss) on investments and foreign currency translation		$2,070,805
Net realized and unrealized gain (loss) on investments and foreign currency		$6,343,270
Change in net assets from operations		$7,093,783

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$750,513	$278,313
Net realized gain (loss) on investments and foreign currency transactions	4,272,465	544,466
Net unrealized gain (loss) on investments and foreign currency translation	2,070,805	3,743,142
Change in net assets from operations	$7,093,783	$4,565,921
Distributions declared to shareholders
From net investment income
Initial Class	$—	$(256,053)
Service Class	—	(87,202)
From net realized gain on investments
Initial Class	(382,802)	(592,878)
Service Class	(181,871)	(220,632)
Total distributions declared to shareholders	$(564,673)	$(1,156,765)
Change in net assets from fund share transactions	$58,552,347	$36,616,005
Total change in net assets	$65,081,457	$40,025,161
Net assets
At beginning of period	46,144,226	6,119,065
At end of period (including undistributed net investment income of $666,204 and accumulated distributions in excess of net investment income of $46,540)	$111,225,683	$46,144,226

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years Ended 12/31
	2007	2006	2005(c)
Net asset value, beginning of period	$14.44	$11.84	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.18	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	1.67	2.85	2.03
Total from investment operations	$1.84	$3.03	$2.08
Less distributions declared to shareholders
From net investment income	$—	$(0.13)	$(0.07)
From net realized gain on investments	(0.16)	(0.30)	(0.17)
Total distributions declared to shareholders	$(0.16)	$(0.43)	$(0.24)
Net asset value, end of period	$16.12	$14.44	$11.84
Total return (%) (k)(r)(s)	12.82	25.67	20.85	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	2.77	4.03	(a)
Expenses after expense reductions (f)	1.10	1.10	1.10	(a)
Net investment income	1.14	1.36	0.66	(a)
Portfolio turnover	64	130	95
Net assets at end of period (000 Omitted)	$81,987	$32,437	$5,878

See Notes to Financial Statements

13

Financial Highlights – continued

Service Class

	Years Ended 12/31
	2007	2006	2005(c)
Net asset value, beginning of period	$14.39	$11.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.06	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	1.63	2.91	2.04
Total from investment operations	$1.79	$2.97	$2.06
Less distributions declared to shareholders
From net investment income	$—	$(0.11)	$(0.06)
From net realized gain on investments	(0.16)	(0.30)	(0.17)
Total distributions declared to shareholders	$(0.16)	$(0.41)	$(0.23)
Net asset value, end of period	$16.02	$14.39	$11.83
Total return (%) (k)(r)(s)	12.52	25.21	20.68	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.81	2.86	4.28	(a)
Expenses after expense reductions (f)	1.35	1.35	1.35	(a)
Net investment income	1.03	0.41	0.28	(a)
Portfolio turnover	64	130	95
Net assets at end of period (000 Omitted)	$29,238	$13,707	$241

(a)	Annualized.

(c)	For the period from the commencement of the fund’s investment operations, April 29, 2005, through the stated period end.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(n)	Not annualized.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans. As of December 31, 2007, there were 33 shareholders.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

15

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and foreign taxes.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$443,750	$677,357
Long-term capital gain	120,923	479,408
Total distributions	$564,673	$1,156,765

16

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$104,499,139
Gross appreciation	$9,442,615
Gross depreciation	(3,867,537)
Net unrealized appreciation (depreciation)	$5,575,078
Undistributed ordinary income	2,729,135
Undistributed long-term capital gain	2,509,453
Other temporary differences	(150,785)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management, distribution, and certain other fees and expenses, such that operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue through April 30, 2008 unless changed or rescinded by the fund’s Board of Trustees. For the year ended December 31, 2007, this reduction amounted to $314,676 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2007, the fee was $23,663, which equated to 0.035% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2007, these costs amounted to $0. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0297% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $477. MFS has agreed to reimburse the fund for a portion of the

17

Notes to Financial Statements – continued

payments made by the funds to Tarantino LLC in the amount of $283, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $98,110,196 and $43,344,158, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,309,142	$51,937,309	3,078,301	$40,781,634
Service Class	1,176,033	18,132,158	1,040,986	13,887,546
	4,485,175	$70,069,467	4,119,287	$54,669,180
Shares issued to shareholders in reinvestment of distributions
Initial Class	25,469	$382,802	59,834	$848,931
Service Class	12,149	181,871	21,616	307,834
	37,618	$564,673	81,450	$1,156,765
Shares reacquired
Initial Class	(493,979)	$(7,296,067)	(1,388,403)	$(17,457,387)
Service Class	(315,758)	(4,785,726)	(130,735)	(1,752,553)
	(809,737)	$(12,081,793)	(1,519,138)	$(19,209,940)
Net change
Initial Class	2,840,632	$45,024,044	1,749,732	$24,173,178
Service Class	872,424	13,528,303	931,867	12,442,827
	3,713,056	$58,552,347	2,681,599	$36,616,005

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $279 and $443, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Research International Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research International Series (one of the series comprising MFS Variable Insurance Trust) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from April 29, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research International Series as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period from April 29, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
INTERESTED TRUSTEES
Robert J. Manning(k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen(k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); MIT Sloan School (education), Senior Lecturer (since 2006); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Robert E. Butler(n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare

David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)

Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Maria F. Dwyer(k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
David L. DiLorenzo(k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan(k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

Richard S. Weitzel(k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

21

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Jose Luis Garcia Thomas Melendez

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund’s for the one-year period ending December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“MFS peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the total return investment performance of the Fund’s Initial Class shares as well as the performance of peer groups of funds for the one-year period ended December 31, 2006. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on April 29, 2005 and has a limited operating history and performance record; therefore, no performance data for the three- or five-year period was available. In considering investment performance, however, the Trustees also took into account the investment performance of other MFS Funds with comparable investment objectives and policies as the Fund, including the performance of MFS Research International Fund. Because of the passage of time, this performance may differ from performance results for more recent periods, including those shown elsewhere in this report.

23

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

24

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $120,923 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $1,600,341. The fund intends to pass through foreign tax credits of $164,500 for the fiscal year.

25

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance TrustSM

Annual report

MFS® Total Return Series

12/31/07

VTR-ANN

MFS® TOTAL RETURN SERIES

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Fannie Mae, 5.5%, 30 years	4.0%
U.S. Treasury Notes, 5.625%, 2008	3.0%
U.S. Treasury Notes, 5.125%, 2011	2.4%
Fannie Mae, 6.0%, 30 years	2.1%
U.S. Treasury Notes, 4.875%, 2009	2.0%
Exxon Mobil Corp.	2.0%
Altria Group, Inc.	1.7%
Lockheed Martin Corp.	1.5%
Hess Corp.	1.2%
TOTAL S.A., ADR	1.2%

Equity sectors
Financial Services	15.0%
Energy	8.2%
Utilities & Communications	6.6%
Health Care	5.7%
Consumer Staples	5.5%
Industrial Goods & Services	4.8%
Retailing	3.3%
Technology	2.8%
Basic Materials	2.0%
Leisure	1.8%
Autos & Housing	1.7%
Transportation	0.7%
Special Products & Services	0.4%

Fixed income sectors (i)
Mortgage-Backed Securities	15.1%
U.S. Treasury Securities	11.5%
High Grade Corporates	8.9%
Commercial Mortgage-Backed Securities	2.3%
U.S. Government Agencies	1.2%
Non-U.S. Government Bonds	0.7%
Emerging Market Bonds	0.3%
Asset-Backed Securities	0.3%
High Yield Corporates	0.2%
Municipal Bonds	0.1%
Residential Mortgage-Backed Securities (o)	0.0%
Collateralized Debt Obligations (o)	0.0%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(o)	Less than 0%.

Percentages are based on net assets as of 12/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Total Return Series (the “fund”) provided a total return of 4.17%, while Service Class shares provided a total return of 3.94%. These compare with a return of 5.49% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index). The fund’s other benchmark, the Lehman Brothers U.S. Aggregate Bond Index (Lehman Index), generated a total return of 6.97%.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Detractors from performance

Within the equity portion of the fund, an overweighted position in the poor-performing financial services sector held back performance relative to the S&P 500 Index. Insurance companies, Genworth Financial, Conseco(aa), and Allstate, and mortgage lending firm Countrywide Financial(g), were among the fund’s top detractors.

Stock selection and an underweighted position in the technology sector also dampened relative performance. Telecommunications equipment manufacturer Nortel Networks(aa) was a top detractor. We believe Nortel’s weaker-than-expected fundamentals and management’s inability to turn the business around contributed to the decline of the company’s stock price. Not holding strong-performing computer and personal electronics maker Apple also hurt investment results.

In the health care sector, security selection detracted from relative returns. No individual securities within this sector were among the fund’s top detractors for the period.

Elsewhere, retailer Macy’s, home improvement products maker Masco, media titan The New York Times, and newsprint maker AbitibiBowater held back relative performance. Masco’s shares were hurt by the deterioration of the housing markets and the company’s pessimistic guidance that cited decreased housing starts.

Within the fixed income portion of the fund, our exposure to bonds in the financial sector and to structured products, particularly commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), held back performance relative to the Lehman Index as these securities suffered from the recent turmoil in the subprime mortgage market.

Credit quality, particularly holdings of lower-quality “BBB”(s) rated securities, detracted from performance as credit spreads widened over the reporting period.

Contributors to performance

Within the equity portion of the fund, stock selection and an overweighted position in the strong-performing energy sector boosted performance relative to the S&P 500 Index. Global integrated energy company Hess, and oil and gas producers, Anadarko Petroleum, Devon Energy, and Apache, were all strong contributors over the reporting period. Shares of Hess surged in recent months due largely to hopes that an oil field discovery off the coast of Brazil could nearly double the company’s reserves.

3

Management review – continued

A strong showing in the basic materials sector was principally due to stock selection. Packaging manufacturer Owens-Illinois(aa)(g) was a top contributor within this sector. The company reported quarterly earnings that exceeded consensus expectations. The firm attributed the positive results to better operating performance in its glass factories and improved pricing and product sales mix.

Elsewhere, agricultural equipment manufacturer Deere & Co. and global financial services provider Bank of New York Mellon were top contributors. Deere’s stock price gain was driven by strong capital management and better-than-expected results throughout the period which pushed its shares up in excess of the market. Not holding poor-performing financial services firm Wachovia and cable services provider Comcast benefited results, while our small positioning in insurance company American International Group, which struggled during the reporting period, also helped.

During the reporting period, currency exposure in the equity portion of the fund was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Within the fixed income portion of the fund, our defensive positioning in shorter duration(d) corporate bond holdings, relative to the Lehman Index, and our positioning in U.S. Treasury securities, boosted relative performance as credit spreads widened.

The fund generated a higher level of income over the reporting period which also benefited relative results.

Respectfully,

Nevin Chitkara	William Douglas	Steven Gorham	Richard Hawkins
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Gregory Locraft	Michael Roberge	Brooks Taylor
Portfolio Manager	Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(g)	Security was not held in the portfolio at period end.

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered not rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	1/03/95	4.17%	9.20%	7.09%
Service Class	5/01/00	3.94%	8.92%	6.89%

Comparative Index

Lehman Brothers U.S. Aggregate Bond Index (f)	6.97%	4.42%	5.97%
Standard & Poor’s 500 Stock Index (f)	5.49%	12.83%	5.91%

(f)	Source: FactSet Research Systems Inc.

Index Definition

Lehman Brothers U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

5

Performance summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table is meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	0.78%	$1,000.00	$984.60	$3.90
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97
Service Class	Actual	1.03%	$1,000.00	$983.00	$5.15
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 58.5%
Aerospace – 2.7%
Lockheed Martin Corp.	575,560	$60,583,446
Northrop Grumman Corp.	171,620	13,496,197
Raytheon Co.	32,640	1,981,248
United Technologies Corp.	428,100	32,766,774

		$108,827,665

Alcoholic Beverages – 0.6%
Diageo PLC	1,053,362	$22,547,698

Apparel Manufacturers – 0.6%
NIKE, Inc., “B”	347,890	$22,348,454

Automotive – 0.7%
Bayerische Motoren Werke AG	64,440	$3,979,240
Harley-Davidson, Inc.	123,590	5,772,889
Johnson Controls, Inc.	454,510	16,380,540

		$26,132,669

Biotechnology – 0.4%
Amgen, Inc. (a)	167,700	$7,787,988
Genzyme Corp. (a)	116,940	8,705,014

		$16,493,002

Broadcasting – 0.7%
Citadel Broadcasting Corp. (l)	8,237	$16,968
E.W. Scripps Co., “A” (l)	157,820	7,103,478
Omnicom Group, Inc.	234,610	11,151,013
Walt Disney Co.	187,580	6,055,082
WPP Group PLC	260,720	3,337,922

		$27,664,463

Brokerage & Asset Managers – 2.8%
Bear Stearns Cos., Inc. (l)	189,040	$16,682,780
E*TRADE Financial Corp. (a)(l)	969,870	3,443,039
Franklin Resources, Inc.	135,170	15,467,503
Goldman Sachs Group, Inc.	146,440	31,491,922
KKR Private Equity Investments LP, IEU (z)	125,100	2,271,816
KKR Private Equity Investors	107,937	1,963,943
Legg Mason, Inc.	83,330	6,095,590
Lehman Brothers Holdings, Inc. (l)	323,310	21,157,406
Merrill Lynch & Co., Inc.	273,480	14,680,406

		$113,254,405

Business Services – 0.4%
Accenture Ltd., “A”	258,680	$9,320,240
Automatic Data Processing, Inc.	51,620	2,298,639
Fidelity National Information Services, Inc.	135,010	5,615,066

		$17,233,945

Cable TV – 0.3%
Time Warner Cable, Inc. (a)	386,310	$10,662,156

Chemicals – 0.9%
3M Co.	103,050	$8,689,176
Dow Chemical Co. (l)	65,360	2,576,491
PPG Industries, Inc.	336,130	23,606,410
Syngenta AG	8,920	2,263,230

		$37,135,307

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – 0.5%
Oracle Corp. (a)	898,682	$20,292,240

Computer Software – Systems – 1.3%
Hewlett-Packard Co.	383,340	$19,351,003
International Business Machines Corp.	296,960	32,101,376

		$51,452,379

Construction – 0.8%
D.R. Horton, Inc. (l)	599,690	$7,897,917
Masco Corp.	553,350	11,957,894
Sherwin-Williams Co.	56,020	3,251,401
Toll Brothers, Inc. (a)(l)	452,570	9,078,554

		$32,185,766

Consumer Goods & Services – 1.1%
Clorox Co.	177,620	$11,575,495
Procter & Gamble Co.	436,620	32,056,640

		$43,632,135

Containers – 0.0%
Smurfit-Stone Container Corp. (a)(l)	112,880	$1,192,013

Electrical Equipment – 1.4%
General Electric Co.	775,747	$28,756,941
Rockwell Automation, Inc.	77,287	5,329,712
W.W. Grainger, Inc. (l)	170,680	14,937,914
WESCO International, Inc. (a)(l)	218,730	8,670,457

		$57,695,024

Electronics – 0.8%
Flextronics International Ltd. (a)	537,580	$6,483,215
Intel Corp.	867,020	23,114,753
Samsung Electronics Co. Ltd., GDR	12,954	3,759,439

		$33,357,407

Energy – Independent – 2.4%
Anadarko Petroleum Corp.	273,940	$17,995,119
Apache Corp.	292,020	31,403,831
CONSOL Energy, Inc.	30,900	2,209,968
Devon Energy Corp.	297,050	26,410,716
EOG Resources, Inc.	68,230	6,089,528
Sunoco, Inc.	108,830	7,883,645
Ultra Petroleum Corp. (a)	54,220	3,876,730

		$95,869,537

Energy – Integrated – 5.6%
Chevron Corp.	148,890	$13,895,904
ConocoPhillips	125,240	11,058,692
Exxon Mobil Corp.	846,342	79,293,782
Hess Corp.	472,810	47,687,617
Marathon Oil Corp.	299,370	18,219,658
Royal Dutch Shell PLC, ADR	51,620	4,346,404
TOTAL S.A., ADR	575,660	47,549,516

		$222,051,573

Food & Beverages – 2.1%
General Mills, Inc.	402,140	$22,921,980
Kellogg Co. (l)	279,030	14,629,543

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – continued
Nestle S.A.	61,327	$28,100,867
PepsiCo, Inc.	219,980	16,696,482

		$82,348,872

Food & Drug Stores – 1.2%
CVS Caremark Corp.	568,740	$22,607,415
Kroger Co.	228,030	6,090,681
Safeway, Inc.	370,370	12,670,358
Walgreen Co.	196,760	7,492,621

		$48,861,075

Forest & Paper Products – 0.3%
AbitibiBowater, Inc. (l)	122,983	$2,534,680
MeadWestvaco Corp. (l)	236,870	7,414,031

		$9,948,711

Furniture & Appliances – 0.2%
Jarden Corp. (a)(l)	238,820	$5,638,540
Whirlpool Corp. (l)	48,480	3,957,422

		$9,595,962

Gaming & Lodging – 0.6%
Royal Caribbean Cruises Ltd. (l)	578,850	$24,566,394

General Merchandise – 1.0%
Macy’s, Inc.	1,179,050	$30,502,024
Wal-Mart Stores, Inc.	157,570	7,489,302

		$37,991,326

Health Maintenance Organizations – 1.1%
UnitedHealth Group, Inc.	257,020	$14,958,564
WellPoint, Inc. (a)	353,220	30,987,991

		$45,946,555

Insurance – 4.5%
Allstate Corp.	903,290	$47,178,837
Ambac Financial Group, Inc. (l)	136,510	3,517,863
American International Group, Inc.	87,410	5,096,003
Chubb Corp.	85,810	4,683,510
Conseco, Inc. (a)(l)	671,147	8,429,606
Genworth Financial, Inc., “A”	1,416,000	36,037,200
Hartford Financial Services Group, Inc.	255,655	22,290,559
Max Capital Group Ltd.	226,270	6,333,297
Mbia, Inc. (l)	113,060	2,106,308
MetLife, Inc.	415,210	25,585,240
Principal Financial Group, Inc.	62,950	4,333,478
Prudential Financial, Inc.	63,400	5,898,736
Travelers Cos., Inc.	190,740	10,261,812

		$181,752,449

Internet – 0.0%
Yahoo!, Inc. (a)	81,030	$1,884,758

Leisure & Toys – 0.1%
Polaris Industries, Inc. (l)	86,060	$4,111,086

Machinery & Tools – 0.7%
Deere & Co.	108,680	$10,120,282
Eaton Corp.	27,470	2,663,217
Kennametal, Inc.	102,480	3,879,893
Timken Co.	388,235	12,753,520

		$29,416,912

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 4.8%
Bank of America Corp.	1,115,801	$46,037,949
Bank of New York Mellon Corp.	931,339	45,412,090
Huntington Bancshares, Inc. (l)	230,380	3,400,409
JPMorgan Chase & Co.	837,324	36,549,193
PNC Financial Services Group, Inc.	311,800	20,469,670
State Street Corp.	207,510	16,849,812
SunTrust Banks, Inc.	349,330	21,829,632

		$190,548,755

Medical & Health Technology & Services – 0.1%
DaVita, Inc. (a)	69,590	$3,921,397
Omnicare, Inc. (l)	86,930	1,982,873

		$5,904,270

Medical Equipment – 0.5%
Advanced Medical Optics, Inc. (a)	165,900	$4,069,527
Boston Scientific Corp. (a)	667,870	7,767,328
Cooper Cos., Inc. (l)	73,330	2,786,540
Pall Corp.	126,390	5,096,045

		$19,719,440

Metals & Mining – 0.3%
Allegheny Technologies, Inc.	46,560	$4,022,784
BHP Billiton PLC	169,020	5,201,537
Century Aluminum Co. (a)(l)	75,250	4,058,985

		$13,283,306

Natural Gas – Distribution – 0.4%
Sempra Energy	226,350	$14,006,538

Natural Gas – Pipeline – 0.4%
Williams Cos., Inc.	494,820	$17,704,660

Network & Telecom – 0.2%
Motorola, Inc.	213,953	$3,431,806
Nortel Networks Corp. (a)(l)	190,055	2,867,930

		$6,299,736

Oil Services – 0.2%
Halliburton Co.	107,990	$4,093,901
Noble Corp.	94,456	5,337,709

		$9,431,610

Other Banks & Diversified Financials – 2.9%
American Express Co.	300,610	$15,637,732
Citigroup, Inc.	1,112,113	32,740,607
Fannie Mae	595,500	23,808,090
Freddie Mac	182,450	6,216,072
New York Community Bancorp, Inc. (l)	814,306	14,315,499
UBS AG	276,039	12,819,088
UBS AG	218,060	10,030,760

		$115,567,848

Pharmaceuticals – 3.6%
Abbott Laboratories	89,868	$5,046,197
Eli Lilly & Co.	116,495	6,219,668
GlaxoSmithKline PLC	161,390	4,095,567
Johnson & Johnson	610,110	40,694,337
Merck & Co., Inc.	535,550	31,120,811

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – continued
Merck KGaA	50,830	$6,529,582
Pfizer, Inc.	164,410	3,737,039
Warner Chilcott Ltd., “A” (a)(l)	178,640	3,167,287
Wyeth	937,330	41,420,613

		$142,031,101

Printing & Publishing – 0.1%
New York Times Co., “A” (l)	177,586	$3,113,083

Railroad & Shipping – 0.5%
Burlington Northern Santa Fe Corp.	141,290	$11,759,567
Norfolk Southern Corp.	133,810	6,749,376

		$18,508,943

Specialty Chemicals – 0.5%
Air Products & Chemicals, Inc.	147,360	$14,534,117
Praxair, Inc.	48,070	4,264,290

		$18,798,407

Specialty Stores – 0.5%
Advance Auto Parts, Inc.	45,420	$1,725,506
Lowe’s Cos., Inc.	49,770	1,125,797
Staples, Inc.	756,700	17,457,069

		$20,308,372

Telecommunications – Wireless – 0.3%
Sprint Nextel Corp.	364,950	$4,791,794
Vodafone Group PLC, ADR	230,837	8,614,837

		$13,406,631

Telephone Services – 2.7%
AT&T, Inc.	954,184	$39,655,887
Embarq Corp.	475,673	23,560,084
Qwest Communications International, Inc. (l)	3,044,280	21,340,403
TELUS Corp.	118,070	5,914,566
TELUS Corp. (non-voting shares)	154,780	7,529,244
Verizon Communications, Inc.	194,985	8,518,895

		$106,519,079

Tobacco – 1.7%
Altria Group, Inc.	918,790	$69,442,148

Trucking – 0.2%
United Parcel Service, Inc., “B”	113,570	$8,031,670

Utilities – Electric Power – 2.8%
American Electric Power Co., Inc.	186,200	$8,669,472
Dominion Resources, Inc.	206,490	9,797,951
DPL, Inc. (l)	286,770	8,502,731
Entergy Corp.	52,500	6,274,800
FPL Group, Inc.	369,728	25,060,164
NRG Energy, Inc. (a)(l)	273,320	11,845,689
Pepco Holdings, Inc.	169,930	4,984,047
PG&E Corp.	264,980	11,417,988
PPL Corp.	49,760	2,591,998
Public Service Enterprise Group, Inc.	217,170	21,334,781

		$110,479,621

Total Common Stocks (Identified Cost, $2,081,485,546)		$2,339,557,156

Issuer	Shares/Par	Value ($)

BONDS – 40.3%
Agency – Other – 0.0%
Financing Corp., 9.65%, 2018	$740,000	$1,054,064

Asset Backed & Securitized – 2.6%
Banc of America Commercial Mortgage, Inc., FRN, 5.482%, 2049	$411,524	$405,739
Bayview Financial Revolving Mortgage Loan Trust, FRN, 5.6%, 2040 (z)	3,009,000	2,407,200
Chase Commercial Mortgage Securities Corp., 7.543%, 2032	50,276	50,778
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	64,713	64,265
Countrywide Asset-Backed Certificates, FRN, 4.823%, 2035	1,367,842	1,358,909
Countrywide Asset-Backed Certificates, FRN, 5.689%, 2046	1,911,000	1,781,818
Credit Suisse Commercial Mortgage Trust, 5.509%, 2039	2,460,763	2,420,861
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	1,332,645	1,294,370
CRIIMI MAE Commercial Mortgage Trust, CDO, 7%, 2033 (n)	121,272	122,135
Falcon Franchise Loan LLC, 7.382%, 2010 (n)	54,667	54,071
GE Commercial Mortgage Corp., FRN, 5.339%, 2044	2,078,000	2,047,371
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	2,232,000	1,820,091
Greenwich Capital Commercial Funding Corp., 5.475%, 2039	5,978,000	5,872,993
Greenwich Capital Commercial Funding Corp., 4.305%, 2042	1,626,715	1,606,533
Greenwich Capital Commercial Funding Corp., FRN, 5.317%, 2036	2,550,000	2,595,064
JPMorgan Chase Commercial Mortgage Securities Corp., 4.78%, 2042	2,485,000	2,338,553
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045	1,506,000	1,528,083
JPMorgan Chase Commercial Mortgage Securities Corp., 5.372%, 2047	3,499,000	3,415,219
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 4.948%, 2037	2,548,000	2,427,222
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.21%, 2041	2,550,000	2,591,548
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043	4,303,000	4,351,429
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.855%, 2043	4,077,000	4,126,799
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.875%, 2045	4,303,000	4,477,110
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.038%, 2046	2,755,995	2,678,550
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.532%, 2047	1,838,522	1,511,380
Merrill Lynch Mortgage Trust, FRN, 5.829%, 2017	1,967,000	1,762,819
Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%, 2048	12,251,000	12,253,280

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset Backed & Securitized – continued
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.477%, 2039	$1,764,000	$1,755,381
Morgan Stanley Capital I, Inc., 5.168%, 2042	1,272,138	1,247,720
Morgan Stanley Capital I, Inc., FRN, 0.522%, 2030 (i)(n)	22,015,681	186,319
Multi-Family Capital Access One, Inc., 6.65%, 2024	565,854	567,654
Residential Asset Mortgage Products, Inc., 4.109%, 2035	513,688	509,447
Residential Asset Mortgage Products, Inc., FRN, 4.97%, 2034	1,170,000	1,118,507
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 2035	2,164,000	1,986,348
Spirit Master Funding LLC, 5.05%, 2023 (z)	2,446,718	2,400,280
Structured Asset Securities Corp., FRN, 4.67%, 2035	2,716,827	2,712,907
Wachovia Bank Commercial Mortgage Trust, 4.75%, 2044	3,430,000	3,221,728
Wachovia Bank Commercial Mortgage Trust, FRN, 4.847%, 2041	3,085,000	2,974,063
Wachovia Bank Commercial Mortgage Trust, FRN, 5.083%, 2042	3,091,818	3,020,634
Wachovia Bank Commercial Mortgage Trust, FRN, 5.118%, 2042	3,283,000	3,226,396
Wachovia Bank Commercial Mortgage Trust, FRN, 5.513%, 2043	1,298,000	1,133,490
Wachovia Bank Commercial Mortgage Trust, FRN, 5.466%, 2045	3,835,000	3,789,460
Wachovia Bank Commercial Mortgage Trust, FRN, 5.961%, 2045	2,793,000	2,860,904
Wachovia Bank Commercial Mortgage Trust, FRN, 5.795%, 2045	2,881,000	2,892,508
Wachovia Bank Commercial Mortgage Trust, FRN, 5.776%, 2047	2,328,000	1,928,009

		$104,895,945

Automotive – 0.1%
Johnson Controls, Inc., 5.5%, 2016	$3,555,000	$3,502,877

Broadcasting – 0.2%
CBS Corp., 6.625%, 2011	$2,815,000	$2,919,800
Hearst-Argyle Television, Inc., 7.5%, 2027	1,871,000	1,953,883
News America Holdings, 8.5%, 2025	1,586,000	1,890,014
News America, Inc., 6.2%, 2034	1,780,000	1,754,706

		$8,518,403

Brokerage & Asset Managers – 0.4%
Goldman Sachs Group, Inc., 5.625%, 2017	$3,914,000	$3,822,318
Lehman Brothers Holdings, Inc., 6.5%, 2017	4,067,000	4,115,222
Merrill Lynch & Co., Inc., 6.05%, 2016	2,782,000	2,733,513
Merrill Lynch & Co., Inc., 6.11%, 2037	2,391,000	2,111,707
Morgan Stanley, 5.75%, 2016	2,536,000	2,502,441
Morgan Stanley Group, Inc., 6.75%, 2011	1,837,000	1,925,437

		$17,210,638

Issuer	Shares/Par	Value ($)

BONDS – continued
Building – 0.1%
CRH America, Inc., 6.95%, 2012	$2,824,000	$2,986,131

Business Services – 0.1%
Xerox Corp., 5.5%, 2012	$1,637,000	$1,664,202
Xerox Corp., 6.4%, 2016	892,000	912,768

		$2,576,970

Cable TV – 0.1%
Cox Communications, Inc., 4.625%, 2013	$2,714,000	$2,596,511
Time Warner Entertainment Co. LP, 8.375%, 2033	2,421,000	2,916,356

		$5,512,867

Conglomerates – 0.1%
General Electric Co., 5.25%, 2017	$1,860,000	$1,856,031
Kennametal, Inc., 7.2%, 2012	2,140,000	2,325,577

		$4,181,608

Consumer Goods & Services – 0.2%
Fortune Brands, Inc., 5.125%, 2011	$2,590,000	$2,584,745
Western Union Co., 5.4%, 2011	4,087,000	4,118,270

		$6,703,015

Defense Electronics – 0.1%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$2,440,000	$2,369,301

Electronics – 0.1%
Tyco Electronics Ltd., 6.55%, 2017 (n)	$2,931,000	$3,014,742

Emerging Market Quasi-Sovereign – 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	$2,715,000	$2,758,929

Emerging Market Sovereign – 0.1%
State of Israel, 4.625%, 2013	$2,068,000	$2,037,745

Energy – Independent – 0.2%
Nexen, Inc., 5.875%, 2035	$2,401,000	$2,262,246
Ocean Energy, Inc., 7.25%, 2011	2,067,000	2,246,422
XTO Energy, Inc., 5.65%, 2016	3,489,000	3,513,786

		$8,022,454

Financial Institutions – 0.5%
American Express Co., 5.5%, 2016	$4,077,000	$4,053,023
Capital One Financial Co., 6.15%, 2016	2,872,000	2,548,469
Capmark Financial Group, Inc., 5.875%, 2012 (n)	3,479,000	2,753,851
CIT Group, Inc., 6.1% to 2017, FRN to 2067	333,000	241,791
Countrywide Financial Corp., 6.25%, 2016	3,960,000	2,279,249
General Electric Capital Corp., 5.45%, 2013	1,963,000	2,023,203
General Electric Capital Corp., 5.375%, 2016	1,428,000	1,446,223
HSBC Finance Corp., 5.25%, 2011	2,367,000	2,366,200
ORIX Corp., 5.48%, 2011	4,077,000	4,076,870

		$21,788,879

Food & Beverages – 0.3%
Coca Cola Co., 5.35%, 2017	$3,640,000	$3,729,333
Diageo Finance B.V., 5.5%, 2013	4,312,000	4,374,727
Miller Brewing Co., 5.5%, 2013 (n)	5,763,000	5,839,636

		$13,943,696

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Food & Drug Stores – 0.1%
CVS Caremark Corp., 6.125%, 2016	$2,078,000	$2,133,036
CVS Caremark Corp., 5.75%, 2017	1,568,000	1,578,092

		$3,711,128

Forest & Paper Products – 0.0%
MeadWestvaco Corp., 6.8%, 2032	$949,000	$893,783

Gaming & Lodging – 0.1%
Marriott International, Inc., 6.375%, 2017	$3,561,000	$3,653,504
Wyndham Worldwide Corp., 6%, 2016	1,997,000	1,893,955

		$5,547,459

Insurance – 0.3%
American International Group, Inc., 6.25%, 2037	$3,077,000	$2,752,127
ING Groep N.V., 5.775% to 2015, FRN to 2049	4,321,000	3,994,747
MetLife, Inc., 6.5%, 2032	823,000	828,159
MetLife, Inc., 6.4%, 2036	2,881,000	2,640,411

		$10,215,444

Insurance – Property & Casualty – 0.4%
Allstate Corp., 6.125%, 2032	$1,017,000	$987,361
Allstate Corp., 5.55%, 2035	3,147,000	2,799,458
Chubb Corp., 6.375% to 2017, FRN to 2037	4,156,000	4,053,812
Fund American Cos., Inc., 5.875%, 2013	2,164,000	2,168,670
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2032 (n)	833,000	767,596
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	3,930,000	3,628,129

		$14,405,026

International Market Quasi-Sovereign – 0.2%
Hydro-Quebec, 6.3%, 2011	$3,955,000	$4,235,093
Province of Ontario, 5%, 2011	4,126,000	4,263,767

		$8,498,860

Machinery & Tools – 0.1%
Atlas Copco AB, 5.6%, 2017 (n)	$3,117,000	$3,118,138

Major Banks – 1.0%
Bank of America Corp., 5.3%, 2017	$2,578,000	$2,506,785
Bank of America Corp., 5.49%, 2019	1,260,000	1,204,022
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	2,842,000	2,801,956
DBS Capital Funding Corp., 7.657% to 2011, FRN to 2049 (n)	1,866,000	1,993,924
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	3,547,000	3,359,484
Natexis AMBS Co. LLC, 8.44% to 2008, FRN to 2049 (n)	610,000	622,417
PNC Funding Corp., 5.625%, 2017	2,078,000	2,022,424
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)	1,400,000	1,395,789
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	1,719,000	1,873,309
Unicredito Luxembourg Finance S.A., 6%, 2017 (n)	3,820,000	3,782,255
Wachovia Corp., 5.25%, 2014	7,433,000	7,267,512
Wells Fargo National Bank, 4.75%, 2015	5,375,000	5,133,749
Wells Fargo National Bank, 5.75%, 2016	4,606,000	4,673,179

		$38,636,805

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – 0.3%
Baxter International, Inc., 5.9%, 2016	$2,768,000	$2,876,060
Cardinal Health, Inc., 6.3%, 2016 (n)	1,498,000	1,535,345
Covidien Ltd., 6%, 2017 (n)	1,330,000	1,376,196
Covidien Ltd., 6.55%, 2037 (n)	820,000	851,600
HCA, Inc., 8.75%, 2010	457,000	460,999
Hospira, Inc., 5.55%, 2012	1,068,000	1,086,021
Hospira, Inc., 6.05%, 2017	3,636,000	3,653,464

		$11,839,685

Metals & Mining – 0.1%
Vale Overseas Ltd., 6.25%, 2017	$3,911,000	$3,923,144

Mortgage Backed – 15.1%
Fannie Mae, 6.253%, 2011	353,731	$372,074
Fannie Mae, 6.33%, 2011	341,931	357,368
Fannie Mae, 4.78%, 2012	1,791,043	1,805,785
Fannie Mae, 4.01%, 2013	245,801	238,696
Fannie Mae, 4.019%, 2013	1,264,797	1,231,494
Fannie Mae, 4.62%, 2013	159,908	160,970
Fannie Mae, 4.845%, 2013	435,269	439,280
Fannie Mae, 5.37%, 2013	815,359	840,036
Fannie Mae, 4.547%, 2014	1,560,002	1,549,143
Fannie Mae, 4.63%, 2014	606,355	603,896
Fannie Mae, 4.839%, 2014	2,047,286	2,060,851
Fannie Mae, 4.871%, 2014	978,400	986,894
Fannie Mae, 4.925%, 2015	3,674,739	3,702,698
Fannie Mae, 4.94%, 2015	379,000	384,820
Fannie Mae, 5.19%, 2015	439,828	448,127
Fannie Mae, 5.45%, 2017	826,535	852,304
Fannie Mae, 5.5%, 2017 - 2037	182,143,484	182,429,223
Fannie Mae, 6%, 2017 - 2037	97,079,403	98,770,066
Fannie Mae, 4.5%, 2018 - 2035	18,580,027	18,015,224
Fannie Mae, 5%, 2018 - 2036	63,046,823	62,052,546
Fannie Mae, 4.88%, 2020	1,254,536	1,259,847
Fannie Mae, 7.5%, 2030 - 2032	416,842	444,572
Fannie Mae, 6.5%, 2031 - 2037	25,500,279	26,264,580
Freddie Mac, 6%, 2016 - 2037	42,822,589	43,556,544
Freddie Mac, 5%, 2017 - 2035	44,437,199	43,762,991
Freddie Mac, 4.5%, 2018 - 2035	15,533,994	15,186,637
Freddie Mac, 5.5%, 2019 - 2038	51,514,633	51,534,238
Freddie Mac, 6.5%, 2034 - 2037	12,358,329	12,720,319
Ginnie Mae, 6%, 2032 - 2035	9,341,124	9,557,531
Ginnie Mae, 4.5%, 2033 - 2034	2,151,430	2,045,297
Ginnie Mae, 5.5%, 2033 - 2035	14,480,395	14,586,574
Ginnie Mae, 5%, 2034	2,868,486	2,827,486
Ginnie Mae, 6.5%, 2035 - 2036	1,280,946	1,323,901

		$602,372,012

Municipals – 0.1%
Massachusetts Bay Transportation Authority, 5.25%, 2017	$3,070,000	$3,434,900

Natural Gas – Pipeline – 0.2%
CenterPoint Energy Resources Corp., 7.875%, 2013	$2,119,000	$2,326,634
Kinder Morgan Energy Partners LP, 6.75%, 2011	1,866,000	1,957,535
Kinder Morgan Energy Partners LP, 5.125%, 2014	813,000	792,146

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Natural Gas – Pipeline – continued
Kinder Morgan Energy Partners LP, 7.4%, 2031	$219,000	$235,805
Kinder Morgan Energy Partners LP, 7.75%, 2032	1,000,000	1,116,984
Spectra Energy Capital LLC, 8%, 2019	1,694,000	1,951,546

		$8,380,650

Network & Telecom – 0.7%
AT&T, Inc., 6.5%, 2037	$2,859,000	$2,989,593
BellSouth Corp., 6.55%, 2034	2,642,000	2,732,631
Deutsche Telekom International Finance B.V., 5.75%, 2016	3,810,000	3,813,570
Telecom Italia Capital, 5.25%, 2013	2,176,000	2,150,606
Telefonica Emisiones S.A.U., 7.045%, 2036	2,293,000	2,563,083
Telefonica Europe B.V., 7.75%, 2010	1,176,000	1,258,735
TELUS Corp., 8%, 2011	3,887,000	4,211,444
Verizon New York, Inc., 6.875%, 2012	6,670,000	7,076,917

		$26,796,579

Oil Services – 0.0%
Weatherford International, Inc., 6.35%, 2017 (n)	$951,000	$983,007

Oils – 0.1%
Valero Energy Corp., 6.875%, 2012	$4,222,000	$4,505,098

Other Banks & Diversified Financials – 0.6%
Citigroup, Inc., 5%, 2014	$2,679,000	$2,552,669
Commonwealth Bank, 5%, 2012 (n)	5,490,000	5,602,798
Mizuho Capital Investment 1 Ltd., 6.686% to 2016, FRN to 2049 (n)	4,459,000	4,171,974
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	1,466,000	1,325,422
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	3,538,000	3,406,595
UFJ Finance Aruba AEC, 6.75%, 2013	2,807,000	3,049,441
Woori Bank, 6.125% to 2011, FRN to 2016 (n)	4,966,000	4,991,560

		$25,100,459

Pharmaceuticals – 0.1%
Allergan, Inc., 5.75%, 2016	$4,097,000	$4,196,459

Pollution Control – 0.0%
Waste Management, Inc., 7.375%, 2010	$1,697,000	$1,792,538

Railroad & Shipping – 0.2%
Burlington Northern Santa Fe Corp., 5.65%, 2017	$4,244,000	$4,219,351
CSX Corp., 6.75%, 2011	1,638,000	1,718,843
CSX Corp., 7.9%, 2017	1,754,000	1,965,183

		$7,903,377

Real Estate – 0.6%
Boston Properties, Inc., REIT, 5%, 2015	$1,871,000	$1,733,268
ERP Operating LP, REIT, 5.75%, 2017	3,871,000	3,686,179
HRPT Properties Trust, REIT, 6.25%, 2016	3,320,000	3,156,019
HRPT Properties Trust, REIT, 6.65%, 2018	1,620,000	1,567,972
Kimco Realty Corp., REIT, 6%, 2012	936,000	945,251
Kimco Realty Corp., REIT, 5.783%, 2016	1,009,000	974,143
ProLogis, REIT, 5.75%, 2016	3,311,000	3,107,837

Issuer	Shares/Par	Value ($)

BONDS – continued
Real Estate – continued
Simon Property Group LP, REIT, 5.1%, 2015	$4,179,000	$3,929,050
Simon Property Group LP, REIT, 5.875%, 2017	1,880,000	1,802,164
Vornado Realty Trust, REIT, 4.75%, 2010	1,708,000	1,704,186

		$22,606,069

Retailers – 0.2%
Federated Retail Holdings, Inc., 5.35%, 2012	$921,000	$897,327
Home Depot, Inc., 5.875%, 2036	3,725,000	3,143,531
Limited Brands, Inc., 5.25%, 2014	2,901,000	2,603,859
Wal-Mart Stores, Inc., 5.25%, 2035	3,606,000	3,198,572

		$9,843,289

Supermarkets – 0.0%
Kroger Co., 6.4%, 2017	$730,000	$763,516

Supranational – 0.5%
European Investment Bank, 5.125%, 2017	$17,941,000	$18,716,894

Telecommunications – Wireless – 0.2%
Cingular Wireless LLC, 6.5%, 2011	$1,498,000	$1,577,045
Nextel Communications, Inc., 5.95%, 2014	3,862,000	3,630,160
Vodafone Group PLC, 5.625%, 2017	3,999,000	3,982,020

		$9,189,225

U.S. Government Agencies – 1.1%
Fannie Mae, 6%, 2008	$5,938,000	$5,968,076
Fannie Mae, 6.625%, 2009	6,564,000	6,889,213
Federal Home Loan Bank, 3.9%, 2008	1,635,000	1,633,247
Freddie Mac, 5.5%, 2017	16,600,000	17,811,352
Small Business Administration, 4.77%, 2024	922,393	917,879
Small Business Administration, 4.99%, 2024	1,522,946	1,531,076
Small Business Administration, 5.18%, 2024	1,538,964	1,559,984
Small Business Administration, 5.09%, 2025	2,183,606	2,200,035
Small Business Administration, 5.11%, 2025	6,105,227	6,161,885
Small Business Administration, 5.39%, 2025	1,493,164	1,523,690

		$46,196,437

U.S. Treasury Obligations – 11.4%
U.S. Treasury Bonds, 8%, 2021	$2,560,000	$3,503,601
U.S. Treasury Bonds, 6.25%, 2023	7,156,000	8,567,636
U.S. Treasury Bonds, 6%, 2026	8,299,000	9,821,352
U.S. Treasury Bonds, 6.75%, 2026	29,798,000	38,141,440
U.S. Treasury Bonds, 5.375%, 2031	28,807,000	32,455,147
U.S. Treasury Bonds, 4.5%, 2036	13,851,000	13,921,335
U.S. Treasury Notes, 5.5%, 2008	5,118,000	5,131,194
U.S. Treasury Notes, 5.625%, 2008	116,442,000	117,379,009
U.S. Treasury Notes, 4.875%, 2009	78,305,000	80,470,603
U.S. Treasury Notes, 6.5%, 2010	9,219,000	9,857,849
U.S. Treasury Notes, 5.125%, 2011	90,073,000	95,695,537
U.S. Treasury Notes, 3.875%, 2013	16,621,000	16,953,420

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 4.25%, 2013	$7,011,000	$7,268,984
U.S. Treasury Notes, 9.875%, 2015	2,793,000	3,913,256
U.S. Treasury Notes, 4.875%, 2016	12,300,000	13,097,581

		$456,177,944

Utilities – Electric Power – 1.3%
Bruce Mansfield Unit, 6.85%, 2034	$4,989,000	$5,016,390
Dominion Resources, Inc., 5.15%, 2015	2,932,000	2,837,097
EDP Finance B.V., 6%, 2018 (n)	4,110,000	4,008,631
Enel Finance International, 6.25%, 2017 (n)	4,020,000	4,067,894
Exelon Generation Co. LLC, 6.95%, 2011	6,028,000	6,289,428
Exelon Generation Co. LLC, 6.2%, 2017	10,390,000	10,325,883
FirstEnergy Corp., 6.45%, 2011	4,413,000	4,556,934
MidAmerican Energy Holdings Co., 3.5%, 2008	1,403,000	1,393,782
MidAmerican Energy Holdings Co., 5.875%, 2012	477,000	494,404
MidAmerican Energy Holdings Co., 6.125%, 2036	3,439,000	3,430,808
MidAmerican Funding LLC, 6.927%, 2029	387,000	426,668
Oncor Electric Delivery Co., 7%, 2022	3,162,000	3,275,652
Pacific Gas & Electric Co., 4.8%, 2014	719,000	699,020
PSEG Power LLC, 6.95%, 2012	2,795,000	2,979,769

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
PSEG Power LLC, 5.5%, 2015	$1,583,000	$1,549,790
System Energy Resources, Inc., 5.129%, 2014 (n)	1,124,204	1,151,365
Waterford 3 Funding Corp., 8.09%, 2017	214,577	214,661

		$52,718,176

Total Bonds (Identified Cost, $1,609,240,533)		$1,613,544,365

SHORT-TERM OBLIGATIONS – 1.8%
General Electric Capital Corp., 4.15%, due 1/02/08, at Amortized Cost and Value (y)	$69,807,000	$69,798,953

COLLATERAL FOR SECURITIES LOANED – 3.5%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	141,780,372	$141,780,372

Total Investments (Identified Cost, $3,902,305,404) (k)		$4,164,680,846

OTHER ASSETS, LESS LIABILITIES – (4.1)%		(164,215,419)

Net Assets – 100.0%		$4,000,465,427

(a)	Non-income producing security.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(k)	As of December 31, 2007, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $1,604,092,514 and 38.52% of market value. All of these security values were provided by an independent pricing service using an evaluated bid.

(l)	All or a portion of this security is on loan.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $67,148,289 representing 1.7% of net assets.

(y)	The rate shown represents an annualized yield at time of purchase.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Acquisition Cost	Current Market Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 5.6%, 2040	3/01/06	$3,009,000	$2,407,200
KKR Private Equity Investments LP, IEU	5/03/06	3,127,500	2,271,816
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	2,415,179	2,400,280
Total Restricted Securities			$7,079,296
% of Net Assets			0.2%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

GDR	Global Depository Receipt

IEU	International Equity Unit

REIT	Real Estate Investment Trust

See Notes to Financial Statements

14

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value, including $148,586,694 of securities on loan (identified cost, $3,902,305,404)	$4,164,680,846
Receivable for investments sold	2,856,116
Receivable for fund shares sold	856,218
Interest and dividends receivable	18,066,291
Other assets	57,572
Total assets		$4,186,517,043
Liabilities
Payable to custodian	$25,695
Payable for investments purchased	19,680,637
Payable for fund shares reacquired	23,671,347
Collateral for securities loaned, at value (c)	141,780,372
Payable to affiliates
Management fee	319,158
Shareholder servicing costs	15,664
Distribution fees	31,077
Administrative services fee	192
Payable for independent trustees’ compensation	3,198
Accrued expenses and other liabilities	524,276
Total liabilities		$186,051,616
Net assets		$4,000,465,427
Net assets consist of
Paid-in capital	$3,505,872,075
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	262,376,243
Accumulated net realized gain (loss) on investments and foreign currency transactions	126,147,772
Undistributed net investment income	106,069,337
Net assets		$4,000,465,427
Shares of beneficial interest outstanding		185,073,422
Initial Class shares
Net assets	$2,887,256,309
Shares outstanding	133,162,873
Net asset value per share		$21.68
Service Class shares
Net assets	$1,113,209,118
Shares outstanding	51,910,549
Net asset value per share		$21.44

(c)	Non-cash collateral not included.

See Notes to Financial Statements

15

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Income
Interest	$89,035,383
Dividends	48,533,490
Foreign taxes withheld	(436,797)
Total investment income		$137,132,076
Expenses
Management fee	$30,660,330
Distribution fees	2,826,390
Shareholder servicing costs	1,431,441
Administrative services fee	582,731
Independent trustees’ compensation	62,744
Custodian fee	228,474
Shareholder communications	562,636
Auditing fees	59,862
Legal fees	69,145
Miscellaneous	184,236
Total expenses		$36,667,989
Reduction of expenses by investment adviser	(1,106,583)
Net expenses		$35,561,406
Net investment income		$101,570,670
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$171,123,843
Foreign currency transactions	(56,623)
Net realized gain (loss) on investments and foreign currency transactions		$171,067,220
Change in unrealized appreciation (depreciation)
Investments	$(111,747,541)
Translation of assets and liabilities in foreign currencies	(944)
Net unrealized gain (loss) on investments and foreign currency translation		$(111,748,485)
Net realized and unrealized gain (loss) on investments and foreign currency		$59,318,735
Change in net assets from operations		$160,889,405

See Notes to Financial Statements

16

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$101,570,670	$95,026,024
Net realized gain (loss) on investments and foreign currency transactions	171,067,220	112,074,914
Net unrealized gain (loss) on investments and foreign currency translation	(111,748,485)	206,000,879
Change in net assets from operations	$160,889,405	$413,101,817
Distributions declared to shareholders
From net investment income
Initial Class	$(75,193,567)	$(62,175,075)
Service Class	(26,404,691)	(19,812,942)
From net realized gain on investments
Initial Class	(71,893,992)	(83,327,796)
Service Class	(27,523,742)	(29,041,001)
Total distributions declared to shareholders	$(201,015,992)	$(194,356,814)
Change in net assets from fund share transactions	$110,243,370	$274,008,838
Total change in net assets	$70,116,783	$492,753,841
Net assets
At beginning of period	3,930,348,644	3,437,594,803
At end of period (including undistributed net investment income of $106,069,337 and $101,594,828, respectively)	$4,000,465,427	$3,930,348,644

See Notes to Financial Statements

17

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$21.90	$20.69	$21.43	$19.58	$17.14
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.56	$0.48	$0.46	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	0.34	1.81	0.06	1.72	2.37
Total from investment operations	$0.90	$2.37	$0.54	$2.18	$2.75
Less distributions declared to shareholders
From net investment income	$(0.57)	$(0.50)	$(0.43)	$(0.33)	$(0.31)
From net realized gain on investments	(0.55)	(0.66)	(0.85)	—	—
Total distributions declared to shareholders	$(1.12)	$(1.16)	$(1.28)	$(0.33)	$(0.31)
Net asset value, end of period	$21.68	$21.90	$20.69	$21.43	$19.58
Total return (%) (k)(r)(s)	4.17	11.95	2.82	11.32	16.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.85	0.84	0.83	0.84
Expenses after expense reductions (f)	0.80	0.83	0.84	0.83	N/A
Net investment income	2.55	2.68	2.32	2.28	2.14
Portfolio turnover	60	51	46	57	53
Net assets at end of period (000 Omitted)	$2,887,256	$2,859,830	$2,572,096	$2,406,156	$1,790,999

See Notes to Financial Statements

18

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$21.67	$20.50	$21.25	$19.44	$17.05
Income (loss) from investment operations
Net investment income (d)	$0.50	$0.50	$0.42	$0.41	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	0.34	1.78	0.07	1.70	2.36
Total from investment operations	$0.84	$2.28	$0.49	$2.11	$2.69
Less distributions declared to shareholders
From net investment income	$(0.52)	$(0.45)	$(0.39)	$(0.30)	$(0.30)
From net realized gain on investments	(0.55)	(0.66)	(0.85)	—	—
Total distributions declared to shareholders	$(1.07)	$(1.11)	$(1.24)	$(0.30)	$(0.30)
Net asset value, end of period	$21.44	$21.67	$20.50	$21.25	$19.44
Total return (%) (k)(r)(s)	3.94	11.62	2.60	11.03	16.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.10	1.09	1.08	1.09
Expenses after expense reductions (f)	1.05	1.09	1.09	1.08	N/A
Net investment income	2.30	2.44	2.08	2.04	1.87
Portfolio turnover	60	51	46	57	53
Net assets at end of period (000 Omitted)	$1,113,209	$1,070,518	$865,499	$637,055	$394,080

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans. As of December 31, 2007, there were 107 shareholders.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

20

Notes to Financial Statements – continued

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2007, the value of securities loaned was $148,586,694. These loans were collateralized by cash of $141,780,372 and U.S. Treasury obligations of $10,492,734.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

21

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended December 31, 2007, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals and redemptions in-kind.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$110,963,289	$101,709,259
Long-term capital gain	90,052,703	92,647,555
Total distributions	$201,015,992	$194,356,814

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$3,934,139,430
Gross appreciation	354,819,766
Gross depreciation	(124,278,350)
Net unrealized appreciation (depreciation)	$230,541,416
Undistributed ordinary income	$138,920,075
Undistributed long-term capital gain	182,836,622
Post-October capital loss deferral	(57,128,821)
Other temporary differences	(575,940)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets.

22

Notes to Financial Statements – continued

The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $3 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. This management fee reduction amounted to $1,088,044, which is shown as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The funds’ distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2007, the fee was $1,430,815, which equated to 0.035% annually of the funds’ average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2007, these costs amounted to $551. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0143% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $26,185. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $18,539, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, in-kind transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. government securities	$554,819,420	$412,601,458
Investments (non-U.S. government securities)	$2,065,867,934	$1,998,585,026

23

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	10,391,529	$228,699,546	10,296,511	$214,537,845
Service Class	10,155,064	220,552,720	12,305,641	252,037,247
	20,546,593	$449,252,266	22,602,152	$466,575,092
Shares issued to shareholders in reinvestment of distributions
Initial Class	6,854,034	$147,087,559	7,224,572	$145,502,871
Service Class	2,536,615	53,928,433	2,446,367	48,853,943
	9,390,649	$201,015,992	9,670,939	$194,356,814
Shares reacquired
Initial Class	(14,696,139)	$(319,271,689)	(11,213,734)	$(231,489,925)
Service Class	(10,173,426)	(220,753,199)	(7,575,499)	(155,433,143)
	(24,869,565)	$(540,024,888)	(18,789,233)	$(386,923,068)
Net change
Initial Class	2,549,424	$56,515,416	6,307,349	$128,550,791
Service Class	2,518,253	53,727,954	7,176,509	145,458,047
	5,067,677	$110,243,370	13,483,858	$274,008,838

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $21,045 and $133, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Redemption In-Kind

On July 27, 2007, the fund paid redemption proceeds by a distribution in-kind of portfolio securities that were valued at $79,944,608. The redeeming shareholder received a pro rata share of each of the securities held by the fund. The distribution of such securities generated a realized gain of $11,501,233 for the fund.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Total Return Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Series (one of the series comprising MFS Variable Insurance Trust) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Total Return Series as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

25

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
INTERESTED TRUSTEES
Robert J. Manning(k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen(k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); MIT Sloan School (education), Senior Lecturer (since 2006); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)

INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Robert E. Butler(n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare

David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director

William R. Gutow (born 9/27/41)	Trustee	December 1993

Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)

Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Maria F. Dwyer(k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

26

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
David L. DiLorenzo(k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan(k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

Richard S. Weitzel(k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

27

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara William Douglas Steven Gorham Richard Hawkins Gregory Locraft Michael Roberge Brooks Taylor

28

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“MFS peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

29

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $3.0 billion, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account the advisory fee waiver), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

30

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $90,052,703 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 38.86% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

31

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

32

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance TrustSM

Annual report

MFS® Strategic Income Series

12/31/07

VWG-ANN

MFS® STRATEGIC INCOME SERIES

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Yield Corporates	31.0%
High Grade Corporates	18.8%
Non-U.S. Government Bonds	13.4%
Emerging Market Bonds	10.7%
U.S. Treasury Securities	4.8%
Commercial Mortgage-Backed Securities	3.7%
Mortgage-Backed Securities	3.6%
U.S. Government Agencies	2.4%
Floating Rate Loans	1.7%
Asset-Backed Securities	0.9%
Collateralized Debt Obligations	0.4%

Credit quality of bonds (r)
AAA	26.1%
AA	5.1%
A	8.9%
BBB	17.7%
BB	17.8%
B	19.0%
CCC	5.2%
Not Rated	0.2%

Portfolio facts
Average Duration (d)(i)	4.6
Average Life (i)(m)	7.1 yrs.
Average Maturity (i)(m)	10.1 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	BBB
Average Credit Quality of Rated Securities (short-term) (a)	A-1

Country weightings (i)
United States	68.3%
Japan	3.2%
Russia	3.2%
Germany	3.0%
Netherlands	2.5%
France	2.1%
Canada	1.9%
United Kingdom	1.8%
Spain	1.3%
Other Countries	12.7%

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(o)	Less than 0.1%.

(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 12/31/07.

Percentages are based on net assets as of 12/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the of the MFS Strategic Income Series (the “fund”) provided a total return of 3.79%, while Service Class shares provided a total return of 3.42%. These compare with returns of 6.97%, 1.87%, 6.28%, and 4.88%, respectively, for the fund’s benchmarks, the Lehman Brothers U.S. Aggregate Bond Index, the Lehman Brothers U.S. High-Yield Corporate Bond Index, the JPMorgan Emerging Markets Bond Index Global, and the Citigroup World Government Bond Non-Dollar Hedged Index.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Detractors from performance

The fund’s exposure to the financial sector held back performance as holdings of many finance companies suffered from the recent turmoil in the subprime mortgage market. Our exposure to the industrial sector was another negative.

Credit quality, particularly holdings of “BBB” rated(s) securities, detracted from performance as credit spreads widened.

The fund’s shorter duration(d) stance also hurt as interest rates generally declined over the reporting period.

Contributors to performance

The fund generated a high level of income which had a positive impact on performance. The fund’s relative exposure to Euro currency also contributed to results.

During the reporting period, the fund’s holdings of European government bonds aided relative performance as these securities were not affected by credit issues.

The fund’s greater exposure to the long end of the credit curve also benefited results as spreads on shorter maturity corporate bonds widened more than spreads on longer maturity corporate bonds. This helped offset some of the negative impact that came from the fund’s sector and credit quality exposure.

Respectfully,

John Addeo	James Calmas	Robert Persons	Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/14/94	3.79%	6.05%	5.33%
Service Class	5/01/00	3.42%	5.77%	5.11%

Comparative Indices

Citigroup World Government Bond Non-Dollar Hedged Index (f)	4.88%	4.13%	5.74%
JPMorgan Emerging Markets Bond Index Global (f)	6.28%	12.67%	10.09%
Lehman Brothers U.S. Aggregate Bond Index (f)	6.97%	4.42%	5.97%
Lehman Brothers U.S. High-Yield Corporate Bond Index (f)	1.87%	10.91%	5.52%

(f)	Source: FactSet Research Systems Inc.

Index Definition

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

Performance summary – continued

Lehman Brothers U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Lehman Brothers U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period, July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table is meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	0.85%	$1,000.00	$1,023.30	$4.33
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
Service Class	Actual	1.10%	$1,000.00	$1,021.60	$5.61
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 87.8%
Aerospace – 0.6%
Bombardier, Inc., 8%, 2014 (n)	$75,000	$78,375
Hawker Beechcraft Acquisition Co., 9.75%, 2017 (n)	80,000	79,600
TransDigm, Inc., 7.75%, 2014	25,000	25,375
Vought Aircraft Industries, Inc., 8%, 2011	65,000	61,588

		$244,938

Airlines – 0.2%
Continental Airlines, Inc., 7.566%, 2020	$67,556	$65,529

Asset Backed & Securitized – 5.0%
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045 (n)	$100,000	$40,000
Asset Securitization Corp., FRN, 8.335%, 2029	93,658	102,428
Asset Securitization Corp., FRN, 8.825%, 2029 (z)	85,000	88,188
Bayview Financial Revolving Mortgage Loan Trust, FRN, 5.6%, 2040 (z)	250,000	200,000
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)	156,399	154,835
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	5,677	5,637
Crest Ltd., CDO, 7%, 2040	137,000	109,393
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031	153,000	166,533
DLJ Commercial Mortgage Corp., 6.04%, 2031 (z)	185,000	188,150
Falcon Franchise Loan LLC, 6.5%, 2014 (z)	250,000	171,488
Falcon Franchise Loan LLC, FRN, 3.614%, 2025 (i)(z)	532,436	66,858
First Union National Bank Commercial Mortgage Trust, FRN, 0.931%, 2043 (i)(n)	2,163,422	51,573
First Union-Lehman Brothers Bank of America, FRN, 0.478%, 2035 (i)	3,721,530	45,320
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	123,389	131,690
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.741%, 2030 (i)	598,713	22,882
Morgan Stanley Capital I, Inc., FRN, 1.453%, 2039 (i)(n)	1,332,449	49,807
Mortgage Capital Funding, Inc., FRN, 0.59%, 2031 (i)	803,501	1,903
Prudential Securities Secured Financing Corp., FRN, 7.243%, 2013 (z)	171,000	177,966
Salomon Brothers Mortgage Securities, Inc., FRN, 7.072%, 2032 (z)	224,179	248,384

		$2,023,035

Automotive – 1.1%
Allison Transmission, Inc., 11%, 2015 (n)	$100,000	$91,000
Ford Motor Credit Co. LLC, 9.75%, 2010	225,000	214,695
General Motors Corp., 8.375%, 2033	89,000	71,645
Johnson Controls, Inc., 5.25%, 2011	30,000	30,085
TRW Automotive, Inc., 7%, 2014 (n)	35,000	32,200

		$439,625

Issuer	Shares/Par	Value ($)

BONDS – continued
Broadcasting – 3.1%
Allbritton Communications Co., 7.75%, 2012	$140,000	$138,600
Bonten Media Acquisition Co., 9%, 2015 (n)(p)	20,000	17,450
CanWest MediaWorks LP, 9.25%, 2015 (n)	65,000	63,619
Clear Channel Communications, Inc., 5.5%, 2014	65,000	49,545
Grupo Televisa S.A., 8.5%, 2032	64,000	78,296
Intelsat Bermuda Ltd., 11.25%, 2016	95,000	98,088
Intelsat Ltd., FRN, 10.828%, 2013	25,000	25,625
Intelsat Subsidiary Holding Co. Ltd., 8.625%, 2015	90,000	90,450
ION Media Networks, Inc., FRN, 11.492%, 2013 (n)	90,000	88,538
Lamar Media Corp., 6.625%, 2015	65,000	63,213
Lamar Media Corp., 6.625%, 2015 (n)	40,000	38,900
LBI Media, Inc., 8.5%, 2017 (n)	40,000	38,550
Liberty Media Corp., 5.7%, 2013	60,000	55,585
LIN TV Corp., 6.5%, 2013	90,000	84,713
Local TV Finance LLC, 9.25%, 2015 (n)(p)	65,000	62,075
News America, Inc., 6.4%, 2035	100,000	101,165
Nexstar Broadcasting Group, Inc., 7%, 2014	50,000	46,563
Univision Communications, Inc., 9.75%, 2015 (n)(p)	150,000	136,688

		$1,277,663

Brokerage & Asset Managers – 0.5%
Lehman Brothers Holdings, Inc., 6.5%, 2017	$100,000	$101,186
Merrill Lynch & Co., Inc., 6.4%, 2017	30,000	30,479
Nuveen Investments, Inc., 10.5%, 2015 (z)	90,000	89,663

		$221,328

Building – 1.1%
American Standard Cos., Inc., 7.375%, 2008	$100,000	$100,119
Lafarge S.A., 6.15%, 2011	160,000	164,588
Nortek Holdings, Inc., 8.5%, 2014	50,000	40,000
Owens Corning, Inc., 6.5%, 2016	70,000	64,284
Ply Gem Industries, Inc., 9%, 2012	80,000	62,000

		$430,991

Business Services – 0.3%
SunGard Data Systems, Inc., 10.25%, 2015	$106,000	$108,385

Cable TV – 1.3%
CCH I Holdings LLC, 11%, 2015	$65,000	$52,975
CCO Holdings LLC, 8.75%, 2013	120,000	114,600
CSC Holdings, Inc., 6.75%, 2012	185,000	176,906
Mediacom LLC, 9.5%, 2013	45,000	41,794
TCI Communications, Inc., 9.8%, 2012	81,000	93,559
Videotron Ltee, 6.875%, 2014	40,000	39,150

		$518,984

Chemicals – 1.4%
Innophos, Inc., 8.875%, 2014	$45,000	$44,775
Koppers, Inc., 9.875%, 2013	45,000	47,363

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Chemicals – continued
Momentive Performance Materials, Inc., 9.75%, 2014 (n)	$70,000	$64,400
Mosaic Co., 7.625%, 2016 (n)	100,000	108,000
Nalco Co., 7.75%, 2011	20,000	20,250
Nalco Co., 8.875%, 2013	80,000	83,400
Nalco Finance Holdings, Inc., 0% to 2009, 9% to 2014	55,000	50,600
Yara International A.S.A., 5.25%, 2014 (n)	150,000	145,632

		$564,420

Computer Software – 0.2%
First Data Corp., 9.875%, 2015 (n)	$85,000	$79,050

Construction – 0.4%
Lennar Corp., 5.125%, 2010	$130,000	$111,553
Pulte Homes, Inc., 7.875%, 2011	40,000	38,483

		$150,036

Consumer Goods & Services – 1.6%
Corrections Corp. of America, 6.25%, 2013	$45,000	$44,325
Fortune Brands, Inc., 5.125%, 2011	107,000	106,783
Jarden Corp., 7.5%, 2017	45,000	38,700
Kar Holdings, Inc., 10%, 2015 (n)	50,000	44,625
Service Corp. International, 6.75%, 2015	15,000	14,813
Service Corp. International, 7%, 2017	80,000	76,600
Service Corp. International, 7.625%, 2018	80,000	80,400
Visant Holding Corp., 8.75%, 2013	45,000	45,225
Western Union Co., 5.4%, 2011	210,000	211,607

		$663,078

Containers – 1.4%
Crown Americas LLC, 7.625%, 2013	$40,000	$40,900
Crown Americas LLC, 7.75%, 2015	70,000	72,100
Graham Packaging Co. LP, 9.875%, 2014	35,000	32,200
Greif, Inc., 6.75%, 2017	200,000	195,500
Owens-Brockway Glass Container, Inc., 8.875%, 2009	44,000	44,165
Owens-Brockway Glass Container, Inc., 8.25%, 2013	185,000	191,938

		$576,803

Defense Electronics – 0.9%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$139,000	$134,972
L-3 Communications Corp., 6.125%, 2014	225,000	220,500
L-3 Communications Corp., 5.875%, 2015	15,000	14,475

		$369,947

Electronics – 0.4%
Avago Technologies Finance, 11.875%, 2015	$20,000	$21,375
Flextronics International Ltd., 6.25%, 2014	90,000	85,725
Spansion LLC, 11.25%, 2016 (n)	45,000	38,250

		$145,350

Emerging Market Quasi-Sovereign – 1.7%
Majapahit Holding B.V., 7.25%, 2017 (n)	$100,000	$95,750
OAO Gazprom, 9.625%, 2013	70,000	79,289

Issuer	Shares/Par	Value ($)

BONDS – continued
Emerging Market Quasi-Sovereign – continued
OAO Gazprom, 6.212%, 2016	$452,000	$438,530
OAO Gazprom, 6.51%, 2022	100,000	95,070

		$708,639

Emerging Market Sovereign – 4.8%
Federative Republic of Brazil, 8%, 2018	$44,000	$49,236
Gabonese Republic, 8.2%, 2017 (z)	100,000	103,500
Republic of Argentina, 7%, 2013	79,834	68,453
Republic of Argentina, FRN, 5.389%, 2012	234,375	208,421
Republic of Colombia, FRN, 6.677%, 2015	145,000	150,438
Republic of El Salvador, 7.65%, 2035	52,000	60,060
Republic of Indonesia, 6.625%, 2037	100,000	95,125
Republic of Panama, 9.375%, 2029	136,000	185,980
Republic of Panama, 6.7%, 2036	41,000	43,255
Republic of Peru, 6.55%, 2037	108,000	112,860
Republic of Philippines, 9.375%, 2017	30,000	37,125
Republic of Uruguay, 8%, 2022	100,000	112,000
Russian Federation, 3%, 2008	400,000	396,796
United Mexican States, 6.625%, 2015	8,000	8,670
United Mexican States, 8.3%, 2031	45,000	58,118
United Mexican States, 6.75%, 2034	248,000	273,916

		$1,963,953

Energy – Independent – 2.2%
Chaparral Energy, Inc., 8.875%, 2017 (n)	$55,000	$49,638
Chesapeake Energy Corp., 6.375%, 2015	230,000	222,525
Forest Oil Corp., 7.25%, 2019 (n)	35,000	35,175
Hilcorp Energy I LP, 7.75%, 2015 (n)	20,000	19,650
Hilcorp Energy I LP, 9%, 2016 (n)	70,000	72,450
Mariner Energy, Inc., 8%, 2017	50,000	47,563
Newfield Exploration Co., 6.625%, 2014	70,000	69,300
Nexen, Inc., 6.4%, 2037	140,000	139,765
OPTI Canada, Inc., 8.25%, 2014 (n)	65,000	64,350
Plains Exploration & Production Co., 7%, 2017	110,000	105,188
Quicksilver Resources, Inc., 7.125%, 2016	65,000	63,863

		$889,467

Energy – Integrated – 0.2%
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 2022 (n)	$100,000	$99,600

Entertainment – 0.4%
AMC Entertainment, Inc., 11%, 2016	$55,000	$57,888
Time Warner, Inc., 6.5%, 2036	10,000	9,730
Turner Broadcasting System, Inc., 8.375%, 2013	70,000	78,604

		$146,222

Financial Institutions – 2.6%
American Express Centurion Bank, 5.2%, 2010	$250,000	$253,301
Capmark Financial Group, Inc., 6.3%, 2017 (n)	140,000	104,365
CIT Group, Inc., 6.1% to 2017, FRN to 2067	10,000	7,261
Countrywide Financial Corp., 6.25%, 2016	130,000	74,824
General Motors Acceptance Corp., 5.85%, 2009	141,000	134,843

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Financial Institutions – continued

General Motors Acceptance Corp., 6.875%, 2011		$43,000	$36,786
ILFC E-Capital Trust I, FRN, 5.9% to 2010, FRN to 2065 (n)		200,000	197,449
ORIX Corp., 5.48%, 2011		180,000	179,994
Residential Capital LLC, 6.125%, 2008		75,000	59,625
Residential Capital LLC, 6.5%, 2012		8,000	4,920

			$1,053,368

Food & Beverages – 1.1%
ARAMARK Corp., 8.5%, 2015		$45,000	$45,563
B&G Foods, Inc., 8%, 2011		45,000	44,100
Dean Foods Co., 7%, 2016		61,000	54,290
Del Monte Corp., 6.75%, 2015		50,000	47,250
Miller Brewing Co., 5.5%, 2013 (n)		150,000	151,995
Tyson Foods, Inc., 6.85%, 2016		90,000	92,354

			$435,552

Food & Drug Stores – 0.2%
CVS Caremark Corp., 5.75%, 2017		$70,000	$70,451

Forest & Paper Products – 1.2%
Buckeye Technologies, Inc., 8%, 2010		$13,000	$12,870
Buckeye Technologies, Inc., 8.5%, 2013		130,000	132,275
Catalyst Paper Corp., 8.625%, 2011		20,000	16,600
Jefferson Smurfit Corp., 8.25%, 2012		28,000	27,580
JSG Funding PLC, 7.75%, 2015	EUR	65,000	90,757
Millar Western Forest Products Ltd., 7.75%, 2013		$75,000	55,875
NewPage Holdings Corp., 10%, 2012 (z)		40,000	40,200
Stora Enso Oyj, 6.404%, 2016 (n)		100,000	98,540

			$474,697

Gaming & Lodging – 2.3%
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (n)		$55,000	$47,713
Harrah’s Operating Co., Inc., 5.375%, 2013		25,000	19,000
Harrah’s Operating Co., Inc., 5.75%, 2017		160,000	108,400
Isle of Capri Casinos, Inc., 7%, 2014		75,000	61,500
MGM Mirage, Inc., 8.375%, 2011		175,000	178,938
MGM Mirage, Inc., 6.75%, 2013		40,000	38,800
MGM Mirage, Inc., 7.5%, 2016		105,000	103,950
Scientific Games Corp., 6.25%, 2012		85,000	81,175
Station Casinos, Inc., 6.5%, 2014		110,000	82,500
Station Casinos, Inc., 6.875%, 2016		15,000	10,950
Tropicana Entertainment LLC, 9.625%, 2014		50,000	31,750
Wyndham Worldwide Corp., 6%, 2016		40,000	37,936
Wynn Las Vegas LLC, 6.625%, 2014		115,000	112,988

			$915,600

Industrial – 0.6%
Blount, Inc., 8.875%, 2012		$80,000	$80,200
JohnsonDiversey Holdings, Inc., “B”, 9.625%, 2012		95,000	97,138
Steelcase, Inc., 6.5%, 2011		61,000	63,939
Wesco Distribution, Inc., 7.5%, 2017		15,000	13,950

			$255,227

Issuer	Shares/Par		Value ($)

BONDS – continued
Insurance – 1.2%
Allianz AG, 5.5% to 2014, FRN to 2049	EUR	105,000	$147,611
American International Group, Inc., 6.25%, 2037		$120,000	107,330
ING Groep N.V., 5.775% to 2015, FRN to 2049		240,000	221,879

			$476,820

Insurance – Health – 0.1%
Centene Corp., 7.25%, 2014		$45,000	$43,875

Insurance – Property & Casualty – 0.8%
AXIS Capital Holdings Ltd., 5.75%, 2014		$180,000	$176,440
Chubb Corp., 6.375% to 2017, FRN to 2037		60,000	58,525
USI Holdings Corp., 9.75%, 2015 (n)		110,000	88,550

			$323,515

International Market Quasi-Sovereign – 4.1%
Canada Housing Trust, 4.6%, 2011	CAD	33,000	$33,963
Development Bank of Japan, 1.75%, 2010	JPY	17,000,000	155,609
Development Bank of Japan, 1.4%, 2012	JPY	25,000,000	227,611
Development Bank of Japan, 1.05%, 2023	JPY	35,000,000	277,274
Eksportfinans A.S.A., 1.6%, 2014	JPY	14,000,000	127,834
Japan Finance Corp. for Municipal Enterprises, 2%, 2016	JPY	40,000,000	375,565
KfW Bankengruppe, 1.35%, 2014	JPY	37,000,000	334,883
KfW Bankengruppe, 2.05%, 2026	JPY	14,000,000	123,830

			$1,656,569

International Market Sovereign – 9.1%
Federal Republic of Germany, 5.25%, 2010	EUR	181,000	$271,845
Federal Republic of Germany, 3.75%, 2015	EUR	46,000	65,254
Federal Republic of Germany, 6.25%, 2030	EUR	112,000	199,366
Government of Canada, 5.5%, 2009	CAD	74,000	76,729
Government of Canada, 4.5%, 2015	CAD	66,000	69,206
Government of Canada, 5.75%, 2033	CAD	20,000	25,487
Kingdom of Belgium, 5.5%, 2017	EUR	78,000	123,310
Kingdom of Denmark, 4%, 2015	DKK	392,000	74,934
Kingdom of Netherlands, 3.75%, 2009	EUR	430,000	625,701
Kingdom of Netherlands, 3.75%, 2014	EUR	36,000	51,208
Kingdom of Spain, 5.35%, 2011	EUR	268,000	407,809
Kingdom of Sweden, 4.5%, 2015	SEK	230,000	36,032
Republic of Austria, 4.65%, 2018	EUR	191,000	284,358
Republic of France, 4.75%, 2012	EUR	58,000	86,816
Republic of France, 5%, 2016	EUR	96,000	146,790
Republic of France, 6%, 2025	EUR	51,000	86,956
Republic of France, 4.75%, 2035	EUR	208,000	307,748
Republic of Ireland, 4.6%, 2016	EUR	206,000	306,061
United Kingdom Treasury, 8%, 2015	GBP	100,000	243,978
United Kingdom Treasury, 8%, 2021	GBP	30,000	80,118
United Kingdom Treasury, 4.25%, 2036	GBP	77,000	151,514

			$3,721,220

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Machinery & Tools – 0.5%
Atlas Copco AB, 5.6%, 2017 (n)	$160,000	$160,058
Case New Holland, Inc., 7.125%, 2014	60,000	59,850

		$219,908

Major Banks – 1.8%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	$240,000	$212,978
BNP Paribas, 5.186% to 2015, FRN to 2049 (n)	103,000	93,743
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	100,000	98,591
Royal Bank of Scotland Group PLC, 9.118%, 2049	93,000	99,422
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	125,000	136,221
Wachovia Capital Trust III, 5.8% to 2011, FRN to 2042	120,000	107,226

		$748,181

Medical & Health Technology & Services – 3.2%
Cardinal Health, Inc., 6.3%, 2016 (n)	$94,000	$96,343
Community Health Systems, Inc., 8.875%, 2015	110,000	112,063
Cooper Cos., Inc., 7.125%, 2015	105,000	102,113
DaVita, Inc., 6.625%, 2013	35,000	34,825
DaVita, Inc., 7.25%, 2015	150,000	150,375
HCA, Inc., 6.375%, 2015	105,000	88,725
HCA, Inc., 9.25%, 2016	175,000	183,750
HealthSouth Corp., 10.75%, 2016	25,000	26,125
Hospira, Inc., 5.55%, 2012	50,000	50,844
Hospira, Inc., 6.05%, 2017	40,000	40,192
LVB Acquisition Merger Sub, Inc., 10%, 2017 (n)	80,000	81,600
LVB Acquisition Merger Sub, Inc., 11.625%, 2017 (n)	30,000	29,550
McKesson Corp., 5.7%, 2017	40,000	39,771
Owens & Minor, Inc., 6.35%, 2016	70,000	71,435
Psychiatric Solutions, Inc., 7.75%, 2015	60,000	59,850
U.S. Oncology, Inc., 10.75%, 2014	55,000	54,313
Universal Hospital Services, Inc., 8.5%, 2015 (p)	35,000	35,350
Universal Hospital Services, Inc., FRN, 8.287%, 2015	10,000	10,000
VWR Funding, Inc., 10.25%, 2015 (n)	35,000	33,338

		$1,300,562

Metals & Mining – 1.6%
Arch Western Finance LLC, 6.75%, 2013	$55,000	$53,350
FMG Finance Ltd., 10.625%, 2016 (n)	85,000	97,325
Foundation PA Coal Co., 7.25%, 2014	35,000	34,563
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 2015	25,000	26,500
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	120,000	128,700
Freeport-McMoRan Copper & Gold, Inc., FRN, 8.394%, 2015	30,000	30,450
GTL Trade Finance, Inc., 7.25%, 2017 (z)	17,000	17,254

Issuer	Shares/Par	Value ($)

BONDS – continued
Metals & Mining – continued
Peabody Energy Corp., 7.375%, 2016	$20,000	$20,500
Peabody Energy Corp., “B”, 6.875%, 2013	90,000	90,450
PNA Group, Inc., 10.75%, 2016	45,000	42,300
Ryerson, Inc., 12%, 2015 (n)	20,000	19,750
Vale Overseas Ltd., 6.25%, 2017	100,000	100,311

		$661,453

Mortgage Backed – 3.6%
Fannie Mae, 6%, 2017 – 2034	$511,029	$521,068
Fannie Mae, 5.5%, 2020 – 2035	936,408	943,848

		$1,464,916

Natural Gas – Distribution – 0.3%
AmeriGas Partners LP, 7.125%, 2016	$65,000	$63,050
Inergy LP, 6.875%, 2014	45,000	43,763

		$106,813

Natural Gas – Pipeline – 2.6%
Atlas Pipeline Partners LP, 8.125%, 2015	$60,000	$59,400
CenterPoint Energy Resources Corp., 7.875%, 2013	192,000	210,814
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	105,000	107,754
El Paso Corp., 7.75%, 2032	45,000	45,678
Kinder Morgan Energy Partners LP, 6%, 2017	90,000	89,995
Kinder Morgan Finance, 5.35%, 2011	169,000	167,041
Knight Energy, Inc., 7.25%, 2028	40,000	37,538
Spectra Energy Capital LLC, 8%, 2019	66,000	76,034
Williams Cos., Inc., 7.125%, 2011	130,000	137,313
Williams Cos., Inc., 8.75%, 2032	66,000	80,685
Williams Partners LP, 7.25%, 2017	45,000	46,350

		$1,058,602

Network & Telecom – 2.2%
AT&T, Inc., 6.3%, 2038	$130,000	$132,079
Cincinnati Bell, Inc., 8.375%, 2014	55,000	53,625
Citizens Communications Co., 9.25%, 2011	178,000	192,685
Citizens Communications Co., 9%, 2031	75,000	74,813
Deutsche Telekom International Finance B.V., 8%, 2010	58,000	61,920
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	55,000	56,375
Qwest Corp., 8.875%, 2012	35,000	37,450
Qwest Corp., 7.5%, 2014	65,000	65,975
Telecom Italia Capital, 4.875%, 2010	26,000	25,865
Telefonica Europe B.V., 7.75%, 2010	120,000	128,442
Time Warner Telecom Holdings, Inc., 9.25%, 2014	35,000	35,788
Windstream Corp., 8.625%, 2016	45,000	47,250

		$912,267

Oil Services – 0.3%
Basic Energy Services, Inc., 7.125%, 2016	$80,000	$75,200
Compagnie Generale de Geophysique – Veritas, 7.75%, 2017	35,000	35,350
Weatherford International, Inc., 6.35%, 2017 (n)	30,000	31,010

		$141,560

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Oils – 0.4%
Premcor Refining Group, Inc., 7.5%, 2015	$140,000	$144,994

Other Banks & Diversified Financials – 1.2%
Banco do Estado de Sao Paulo S.A., 8.7%, 2049 (n)	47,000	47,705
Banco Mercantil del Norte S.A., 5.875% to 2009, FRN to 2014 (n)	82,000	81,139
Bosphorus Financial Services Ltd., FRN, 6.668%, 2012 (z)	100,000	99,023
Mizuho Capital Investment 1 Ltd., 6.686% to 2016, FRN to 2049 (n)	80,000	74,850
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	120,000	115,543
UFJ Finance Aruba AEC, 6.75%, 2013	70,000	76,046

		$494,306

Pharmaceuticals – 0.1%
Teva Pharmaceutical Finance LLC, 5.55%, 2016	$39,000	$38,539

Precious Metals & Minerals – 0.4%
Alrosa Finance S.A., 8.875%, 2014	$152,000	$163,462

Printing & Publishing – 1.6%
American Media Operations, Inc., 10.25%, 2009	$52,000	$44,395
Dex Media West LLC, 9.875%, 2013	142,000	147,680
Idearc, Inc., 8%, 2016	265,000	243,138
Nielsen Finance LLC, 10%, 2014	40,000	40,900
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	140,000	98,350
R.H. Donnelley Corp., 8.875%, 2016	65,000	60,775

		$635,238

Railroad & Shipping – 0.2%
Panama Canal Railway Co., 7%, 2026 (n)	$100,000	$97,000

Real Estate – 0.6%
ERP Operating LP, REIT, 5.75%, 2017	$60,000	$57,135
Simon Property Group LP, REIT, 6.1%, 2016	190,000	187,788

		$244,923

Restaurants – 0.7%
McDonald’s Corp., 5.8%, 2017	$260,000	$269,198

Retailers – 0.5%
Couche-Tard, Inc., 7.5%, 2013	$80,000	$79,800
Limited Brands, Inc., 5.25%, 2014	91,000	81,679
Rite Aid Corp., 7.5%, 2017	45,000	39,656
Rite Aid Corp., 9.5%, 2017	10,000	8,275

		$209,410

Specialty Stores – 0.2%
Michaels Stores, Inc., 10%, 2014	$40,000	$38,000
Payless ShoeSource, Inc., 8.25%, 2013	50,000	47,000

		$85,000

Supermarkets – 0.4%
Safeway, Inc., 4.95%, 2010	$54,000	$54,284
Safeway, Inc., 6.5%, 2011	70,000	73,232
SUPERVALU, Inc., 7.5%, 2014	45,000	46,125

		$173,641

Issuer	Shares/Par	Value ($)

BONDS – continued
Supranational – 0.3%
Central American Bank, 4.875%, 2012 (n)	$140,000	$140,638

Telecommunications – Wireless – 1.6%
Alltel Corp., 7%, 2012	$60,000	$51,750
American Tower Corp., 7%, 2017 (n)	25,000	25,125
Centennial Communications Corp., 10.125%, 2013	50,000	52,500
MetroPCS Communications Wireless, Inc., 9.25%, 2014	45,000	42,300
Nextel Communications, Inc., 5.95%, 2014	195,000	183,294
OJSC Vimpel-Communications, 8.25%, 2016	100,000	100,000
Rogers Cable, Inc., 5.5%, 2014	79,000	77,838
Vodafone Group PLC, 5.375%, 2015	140,000	138,062

		$670,869

Tobacco – 0.7%
Reynolds American, Inc., 6.75%, 2017	$270,000	$278,100

Transportation – 0.3%
IIRSA Norte Finance Ltd., 8.75%, 2024 (p)	$112,643	$127,568

Transportation – Services – 0.2%
Hertz Corp., 8.875%, 2014	$65,000	$65,894

U.S. Government Agencies – 2.0%
Small Business Administration, 6.35%, 2021	$100,323	$104,804
Small Business Administration, 4.34%, 2024	154,773	148,519
Small Business Administration, 4.99%, 2024	181,495	182,464
Small Business Administration, 4.625%, 2025	82,264	81,028
Small Business Administration, 4.86%, 2025	205,735	205,613
Small Business Administration, 5.11%, 2025	74,815	75,509

		$797,937

U.S. Treasury Obligations – 4.5%
U.S. Treasury Bonds, 5.375%, 2031 (f)	$51,000	$57,459
U.S. Treasury Bonds, 4.5%, 2036	17,000	17,086
U.S. Treasury Notes, 4.875%, 2008	67,000	67,325
U.S. Treasury Notes, 4.25%, 2010	500,000	515,977
U.S. Treasury Notes, 4.75%, 2012	1,000,000	1,054,038
U.S. Treasury Notes, 4.5%, 2015	40,000	41,678
U.S. Treasury Notes, TIPS, 0.875%, 2010	81,608	81,334

		$1,834,897

Utilities – Electric Power – 3.7%
AES Corp., 9.375%, 2010	$135,000	$141,750
Beaver Valley Funding Corp., 9%, 2017	170,000	191,508
Dynegy Holdings, Inc., 7.5%, 2015	40,000	37,400
Edison Mission Energy, 7%, 2017	190,000	186,675
Empresa Nacional de Electricidad S.A., 8.35%, 2013	9,000	10,196
Enersis S.A., 7.375%, 2014	177,000	189,491
FirstEnergy Corp., 6.45%, 2011	94,000	97,066
HQI Transelec Chile S.A., 7.875%, 2011	130,000	140,353
Intergen N.V., 9%, 2017 (n)	35,000	36,838
ISA Capital do Brasil S.A., 7.875%, 2012 (n)	100,000	102,000
Mirant North American LLC, 7.375%, 2013	65,000	65,163
NRG Energy, Inc., 7.375%, 2016	195,000	190,125
Reliant Energy, Inc., 7.875%, 2017	100,000	99,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
Sierra Pacific Resources, 8.625%, 2014	$35,000	$37,399

		$1,524,964

Total Bonds (Identified Cost, $35,903,633)		$35,724,777

FLOATING RATE LOANS (g)(r) – 1.6%
Aerospace – 0.1%
Hawker Beechcraft Acquisition Co., Letter of Credit, 6.93%, 2014	$1,693	$1,605
Hawker Beechcraft Acquisition Co., Term Loan, 6.83%, 2014	41,521	39,376

		$40,981

Automotive – 0.3%
Allison Transmission, Inc., Term Loan B, 7.96%, 2014	$22,854	$21,318
Goodyear Tire & Rubber Co., Second Lien Term Loan, 6.43%, 2014	86,316	80,787

		$102,105

Broadcasting – 0.2%
Gray Television, Inc., Delayed Draw Term Loan, 6.73%, 2014	$24,604	$22,851
Univision Communications, Inc., Term Loan B, 7.21%, 2014 (o)	84,049	76,505

		$99,356

Building – 0.0%
Building Materials Corp. of America, Second Lien Term Loan, 10.69%, 2014 (o)	$25,321	$18,263

Cable TV – 0.3%
Charter Communications Operating LLC, Term Loan, 6.99%, 2013	$38,439	$35,880
CSC Holdings, Inc., Incremental Term Loan, 6.90%, 2013	46,615	43,998
Mediacom Illinois LLC, Term Loan A, 6.53%, 2011	41,921	38,882

		$118,760

Chemicals – 0.1%
Celanese AG, Dollar, Term Loan, 6.98%, 2014	$42,484	$40,929

Computer Software – 0.1%
First Data Corp., Term Loan B-1, 7.63%, 2014	$27,825	$26,384

Food & Beverages – 0.0%
Dean Foods Co., Term Loan B, 6.58%, 2014	$4,688	$4,419

Medical & Health Technology & Services – 0.2%
Advanced Medical Optics, Inc., Term Loan, 6.66%, 2014	$26,839	$25,027
Community Health Systems, Inc., Term Loan B, 7.33%, 2014	28,495	27,398
HCA, Inc., Term Loan B, 7.08%, 2013	23,350	22,473

		$74,898

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
Natural Gas – Pipeline – 0.0%
Kinder Morgan, Term Loan, 6.35%, 2014	$11,552	$11,440

Pollution Control – 0.1%
Allied Waste North America, Inc., Term Loan, 6.59%, 2012	$29,640	$28,314
Allied Waste North America, Inc., Term Loan A, Credit Linked Deposit, 6.62%, 2012	18,744	17,906

		$46,220

Retailers – 0.1%
Neiman-Marcus Group, Inc., Term Loan, 2013 (o)	$47,552	$45,668
Specialty Stores – 0.1%
Michaels Stores, Inc., Term Loan B, 7.61%, 2013	$48,664	$44,622

Total Floating Rate Loans (Identified Cost, $703,715)		$674,045

PREFERRED STOCKS – 0.0%
Real Estate – 0.0%
HRPT Properties Trust, “B”, REIT, 8.75% (Identified Cost, $4,376)	160	$3,994

REPURCHASE AGREEMENTS – 9.3%
Merrill Lynch, 4.5%, dated 12/31/07, due 1/02/08, total to be received $3,782,945 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$3,782,000	$3,782,000

Total Investments (Identified Cost, $40,393,724) (k)		$40,184,816

OTHER ASSETS, LESS LIABILITIES – 1.3%		514,290

Net Assets – 100.0%		$40,699,106

(f)	All or a portion of the security has been segregated as collateral for an open futures contract.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(k)	As of December 31, 2007, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $35,013,408 and 87.13% of market value. An independent pricing service provided an evaluated bid for 85.69% of the market value.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $4,387,172, representing 10.8% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates will be determined.

(p)	Payment-in-kind security.

Portfolio of Investments – continued

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Acquisition Cost	Current Market Value
Asset Securitization Corp., FRN, 8.825%, 2029	1/25/05	$73,340	$88,188
Bayview Financial Revolving Mortgage Loan Trust, FRN, 5.6%, 2040	3/01/06	250,000	200,000
Bosphorus Financial Services Ltd., FRN, 6.668%, 2012	3/08/05	100,000	99,023
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	3/08/07	157,181	154,835
DLJ Commercial Mortgage Corp., 6.04%, 2031	7/23/04	182,174	188,150
Falcon Franchise Loan LLC, 6.5%, 2014	7/15/05	216,855	171,488
Falcon Franchise Loan LLC, FRN, 3.614%, 2025	1/29/03	101,143	66,858
Gabonese Republic, 8.2%, 2017	12/06/07	102,270	103,500
GTL Trade Finance, Inc., 7.25%, 2017	10/17/07	16,852	17,254
NewPage Holdings Corp., 10%, 2012	12/07/07-12/11/07	40,387	40,200
Nuveen Investments, Inc., 10.5%, 2015	10/31/07-11/21/07	89,575	89,663
Prudential Securities Secured Financing Corp., FRN, 7.243%, 2013	12/06/04	189,843	177,966
Salomon Brothers Mortgage Securities, Inc., FRN, 7.072%, 2032	1/07/05	257,552	248,384
Total Restricted Securities			$1,645,509
% of Net Assets			4.0%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLN	Credit-Linked Note

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

REIT	Real Estate Investment Trust

TIPS	Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

MXN	Mexican Peso

PLN	Polish Zloty

SEK	Swedish Krona

Unfunded Loan Commitments

As of December 31, 2007, the portfolio had the following unfunded loan commitments of $4,351, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)
Community Health Systems Inc., Delayed Draw, Term Loan, 2014	$ 1,433	$ (55)
Univision Communications, Inc., Delayed Draw, Term Loan, 2014	2,918	(35)
	$ 4,351	$ (90)

At December 31, 2007, the fund had sufficient cash and/or other liquid securities to cover any commitments under these contracts.

See Notes to Financial Statements

Portfolio of Investments – continued

Derivative Contracts at 12/31/07

Forward Foreign Currency Exchange Contracts at 12/31/07

Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
SELL	CAD	195,869	1/09/08	$208,703	$198,483	$10,220
BUY	EUR	50,964	2/13/08	73,573	74,560	987
SELL	EUR	673,468	1/16/08-2/13/08	987,654	985,011	2,643
SELL	GBP	226,043	2/11/08-2/14/08	456,266	449,403	6,863
BUY	JPY	10,046,124	2/05/08	90,000	90,285	285
SELL	JPY	13,560,617	2/05/08	123,539	121,869	1,670
BUY	PLN	151,190	1/31/08	61,001	61,436	435
SELL	SEK	234,540	1/15/08	37,237	36,294	943
						$24,046
Depreciation
BUY	AUD	67,022	1/14/08	$62,033	$58,804	$(3,229)
SELL	DKK	389,646	2/07/08	76,326	76,441	(115)
BUY	EUR	31,539	2/13/08	46,335	46,142	(193)
SELL	JPY	17,138,885	1/15/08	153,574	153,671	(97)
BUY	MXN	414,872	1/18/08	38,213	37,965	(248)
						$(3,882)

Futures contracts outstanding at 12/31/07

Description	Contracts	Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 5 yr (Long)	2	$ 220,562	Mar-08	$ 985
U.S. Treasury Note 30 yr (Short)	1	116,375	Mar-08	598
				$ 1,583

Swap Agreements at 12/31/07

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Credit Default Swaps
6/20/09	USD	50,000	JPMorgan Chase Bank	4.1% (fixed rate)	(1)	$(3,323)
9/20/10	USD	120,000	Merrill Lynch International	(2)	0.68% (fixed rate)	16,477
9/20/12	USD	160,000	JPMorgan Chase Bank	0.36% (fixed rate)	(3)	(31)
						$13,123

(1)	Fund to pay notional amount upon a defined credit event by Abitibi Consolidated, Inc., 8.375%, 4/01/15.

(2)	Fund to receive notional amount upon a defined credit event by Lennar Corp., 5.95%, 3/01/13.

(3)	Fund to pay notional amount upon a defined credit event by FNMA, 5.5%, 6/09/33.

At December 31, 2007, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value (identified cost, $40,393,724)	$40,184,816
Cash	76,560
Receivable for forward foreign currency exchange contracts	24,046
Receivable for investments sold	1,090
Receivable for fund shares sold	87,381
Interest receivable	584,741
Swaps, at value	16,477
Other assets	1,293
Total assets		$40,976,404
Liabilities
Payable for forward foreign currency exchange contracts	$3,882
Payable for daily variation margin on open futures contracts	31
Payable for investments purchased	154,047
Payable for fund shares reacquired	21,561
Swaps, at value	3,354
Unrealized depreciation on unfunded loan commitments	90
Payable to affiliates
Investment adviser	5,046
Management fee	3,104
Shareholder servicing costs	311
Distribution fees	223
Administrative services fee	192
Payable for independent trustees’ compensation	173
Accrued expenses and other liabilities	85,284
Total liabilities		$277,298
Net assets		$40,699,106
Net assets consist of
Paid-in capital	$39,094,168
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(170,644)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(370,297)
Undistributed net investment income	2,145,879
Net assets		$40,699,106
Shares of beneficial interest outstanding		3,870,212
Initial Class shares
Net assets	$32,507,133
Shares outstanding	3,082,665
Net asset value per share		$10.55
Service Class shares
Net assets	$8,191,973
Shares outstanding	787,547
Net asset value per share		$10.40

See Notes to Financial Statements

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Income
Interest	$2,528,287
Dividends	609
Foreign taxes withheld	(581)
Total investment income		$2,528,315
Expenses
Management fee	$292,653
Distribution fees	19,303
Shareholder servicing costs	13,677
Administrative services fee	17,502
Independent trustees’ compensation	1,713
Custodian fee	33,016
Shareholder communications	27,575
Auditing fees	56,842
Legal fees	1,869
Miscellaneous	7,770
Total expenses		$471,920
Fees paid indirectly	(1,936)
Reduction of expenses by investment adviser	(120,914)
Net expenses		$349,070
Net investment income		$2,179,245
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$95,539
Futures contracts	32,079
Swap transactions	10,055
Foreign currency transactions	(110,761)
Net realized gain (loss) on investments and foreign currency transactions		$26,912
Change in unrealized appreciation (depreciation)
Investments	$(846,255)
Futures contracts	(7,838)
Swap transactions	15,042
Translation of assets and liabilities in foreign currencies	25,196
Unfunded loan commitments	(90)
Net unrealized gain (loss) on investments and foreign currency translation		$(813,945)
Net realized and unrealized gain (loss) on investments and foreign currency		$(787,033)
Change in net assets from operations		$1,392,212

See Notes to Financial Statements

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$2,179,245	$1,951,441
Net realized gain (loss) on investments and foreign currency transactions	26,912	(194,212)
Net unrealized gain (loss) on investments and foreign currency translation	(813,945)	543,825
Change in net assets from operations	$1,392,212	$2,301,054
Distributions declared to shareholders
From net investment income
Initial Class	$(1,464,241)	$(1,694,336)
Service Class	(352,339)	(300,511)
From net realized gain on investments
Initial Class	—	(226,565)
Service Class	—	(42,075)
Total distributions declared to shareholders	$(1,816,580)	$(2,263,487)
Change in net assets from fund share transactions	$4,432,024	$(1,860,254)
Total change in net assets	$4,007,656	$(1,822,687)
Net assets
At beginning of period	36,691,450	38,514,137
At end of period (including undistributed net investment income of $2,145,879 and $1,733,441, respectively)	$40,699,106	$36,691,450

See Notes to Financial Statements

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.67	$10.64	$11.25	$11.02	$10.53
Income (loss) from investment operations
Net investment income (d)	$0.59	$0.57	$0.56	$0.59	$0.55
Net realized and unrealized gain (loss) on investments and foreign currency	(0.20)	0.11	(0.37)	0.22	0.51
Total from investment operations	$0.39	$0.68	$0.19	$0.81	$1.06
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.57)	$(0.76)	$(0.58)	$(0.57)
From net realized gain on investments	—	(0.08)	(0.04)	—	—
Total distributions declared to shareholders	$(0.51)	$(0.65)	$(0.80)	$(0.58)	$(0.57)
Net asset value, end of period	$10.55	$10.67	$10.64	$11.25	$11.02
Total return (%) (k)(r)(s)	3.79	6.67	1.89	7.73	10.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.36	1.25	1.08	1.11
Expenses after expense reductions (f)	0.85	0.88	0.90	0.90	0.90
Net investment income	5.63	5.43	5.24	5.41	5.16
Portfolio turnover	49	66	64	69	146
Net assets at end of period (000 Omitted)	$32,507	$30,008	$32,323	$33,700	$35,888

See Notes to Financial Statements

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.54	$10.52	$11.13	$10.91	$10.45
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.53	$0.53	$0.57	$0.52
Net realized and unrealized gain (loss) on investments and foreign currency	(0.21)	0.11	(0.37)	0.21	0.50
Total from investment operations	$0.35	$0.64	$0.16	$0.78	$1.02
Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.54)	$(0.73)	$(0.56)	$(0.56)
From net realized gain on investments	—	(0.08)	(0.04)	—	—
Total distributions declared to shareholders	$(0.49)	$(0.62)	$(0.77)	$(0.56)	$(0.56)
Net asset value, end of period	$10.40	$10.54	$10.52	$11.13	$10.91
Total return (%) (k)(r)(s)	3.42	6.39	1.62	7.54	10.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.41	1.62	1.50	1.32	1.36
Expenses after expense reductions (f)	1.10	1.13	1.15	1.14	1.15
Net investment income	5.39	5.18	4.99	5.01	4.86
Portfolio turnover	49	66	64	69	146
Net assets at end of period (000 Omitted)	$8,192	$6,684	$6,191	$4,500	$9,106

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Strategic Income Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans. As of December 31, 2007, there were 31 shareholders.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

Notes to Financial Statements – continued

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Derivative instruments include futures contracts, forward foreign currency exchange contracts, and swap agreements.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Notes to Financial Statements – continued

Swap Agreements – The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund’s custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market movement of the underlying instrument. All swap agreements entered into by the fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

The fund holds credit default swaps in which one party makes a stream of payments based on a fixed percentage applied to the notional amount to another party in exchange for the right to receive a specified return in the event of a default by a third party, such as a corporate issuer or foreign issuer, on its obligation. The fund may enter into credit default swaps to limit or to reduce its risk exposure to defaults of corporate and sovereign issuers or to create direct or synthetic short or long exposure to corporate debt securities or certain sovereign debt securities to which it is not otherwise exposed.

Hybrid Instruments – The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indexes, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At December 31, 2007, the portfolio had unfunded loan commitments of $4,351, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, straddle loss deferrals, foreign currency transactions, and derivative transactions.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$1,816,580	$2,069,695
Long-term capital gain	—	193,792
Total distributions	$1,816,580	$2,263,487

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$40,554,710
Gross appreciation	784,747
Gross depreciation	(1,154,641)
Net unrealized appreciation (depreciation)	$(369,894)
Undistributed ordinary income	2,350,252
Capital loss carryforwards	(202,490)
Other temporary differences	(172,930)

As of December 31, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/14	$(198,631)
12/31/15	(3,859)
$(202,490)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.70% for the first $1.0 billion of average daily net assets and 0.65% of average daily net assets in excess of

Notes to Financial Statements – continued

$1.0 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. This management fee reduction amounted to $19,422, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management, distribution, and certain other fees and expenses, such that operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written agreement will continue through April 30, 2008 unless changed or rescinded by the fund’s Board of Trustees. For the year ended December 31, 2007, this reduction amounted to $101,316 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2007, the fee was $13,655, which equated to 0.035% annually of the fund’ average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2007, these costs amounted to $0. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0448% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $253. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $176, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. government securities	$1,539,473	$907,969
Investments (non-U.S. government securities)	$19,147,338	$16,340,294

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	586,120	$6,148,472	474,640	$4,972,122
Service Class	272,667	2,839,173	130,693	1,339,359
	858,787	$8,987,645	605,333	$6,311,481
Shares issued to shareholders in reinvestment of distributions
Initial Class	141,336	$ 1,464,241	190,377	$ 1,920,901
Service Class	34,408	352,339	34,327	342,586
	175,744	$1,816,580	224,704	$2,263,487
Shares reacquired
Initial Class	(455,979)	$(4,777,970)	(890,950)	$(9,196,295)
Service Class	(153,620)	(1,594,231)	(119,503)	(1,238,927)
	(609,599)	$(6,372,201)	(1,010,453)	$(10,435,222)
Net change
Initial Class	271,477	$ 2,834,743	(225,933)	$(2,303,272)
Service Class	153,455	1,597,281	45,517	443,018
	424,932	$4,432,024	(180,416)	$(1,860,254)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $199 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Strategic Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Strategic Income Series (one of the series comprising MFS Variable Insurance Trust) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Strategic Income Series as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
INTERESTED TRUSTEES
Robert J. Manning(k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen(k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); MIT Sloan School (education), Senior Lecturer (since 2006); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Robert E. Butler(n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare

David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director

William R. Gutow (born 9/27/41)	Trustee	December 1993

Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)

Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Maria F. Dwyer(k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
David L. DiLorenzo(k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan(k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

Richard S. Weitzel(k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers John Addeo James Calmas Robert Persons Matthew Ryan Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“MFS peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review

Board Review of Investment Advisory Agreement – continued

meetings in 2006, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The independent Trustees further noted that the Fund’s relative performance for the three-year period ended December 31, 2006 had improved in comparison to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets up to $1 billion, and to waive a further portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval, and that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account the advisory fee waiver and expense limitation), the Fund’s effective advisory fee rate was lower than the Lipper expense group median, and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance TrustSM

Annual report

MFS® Research Bond Series

12/31/07

VFB-ANN

MFS® RESEARCH BOND SERIES

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	36.2%
U.S. Treasury Securities	26.9%
Mortgage-Backed Securities	12.8%
Commercial Mortgage-Backed Securities	4.1%
High Yield Corporates	2.9%
Municipal Bonds	2.6%
Emerging Market Bonds	1.5%
Floating Rate Loans	1.3%
U.S. Government Agencies	0.8%
Asset-Backed Securities	0.7%
Non-U.S. Government Bonds	0.3%
Collateralized Debt Obligations	0.3%
Residential Mortgage-Backed Securities	0.1%

Credit quality of bonds (r)
AAA	51.7%
AA	7.2%
A	12.1%
BBB	23.6%
BB	3.8%
B	1.6%

Portfolio facts
Average Duration (d)(i)	4.4
Average Life (i)(m)	6.7 yrs.
Average Maturity (i)(m)	11.9 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	AA-
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.

(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 12/31/07.

Percentages are based on net assets as of 12/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Research Bond Series (the “fund”) provided a total return of 4.21%, while Service Class shares provided a total return of 3.92%. These compare with a return of 6.97% for the fund’s benchmark, the Lehman Brothers U.S. Aggregate Bond Index (Lehman Index).

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Detractors from performance

The fund’s duration(d) stance and yield curve(y) positioning detracted from the fund’s performance relative to the Lehman Index. Sector selection also hurt relative performance. Areas that were hard hit included the banking and finance sectors and our higher-yielding corporate bond holdings. Our positioning in commercial mortgage-backed securities (CMBS), in particular, detracted from relative results as these securities suffered from the recent turmoil in the subprime mortgage market. The fund’s overweighted positions in “BBB”, “BB”, and “B” rated(s) bonds also held back results as credit spreads widened over the reporting period.

Contributors to performance

The fund’s underweighted position in residential mortgage-backed securities, which under performed the Lehman Index, was beneficial to performance. Yield was also a positive factor that contributed to the fund’s relative results, as our bond holdings produced a greater level of income than the benchmark.

Respectfully,

Robert Persons	Michael Roberge	Jeffrey Wakelin
Portfolio Manager	Portfolio Manager	Portfolio Manager

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	10/24/95	4.21%	5.00%	5.67%
Service Class	5/01/00	3.92%	4.74%	5.49%

Comparative Index

Lehman Brothers U.S. Aggregate Bond Index (f)	6.97%	4.42%	5.97%

(f)	Source: FactSet Research Systems Inc.

Index Definition

Lehman Brothers U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period, July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table is meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	0.65%	$1,000.00	$1,033.90	$3.33
	Hypothetical (h)	0.65%	$1,000.00	$1,021.93	$3.31
Service Class	Actual	0.92%	$1,000.00	$1,032.30	$4.71
	Hypothetical (h)	0.92%	$1,000.00	$1,020.57	$4.69

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 90.8%
Asset Backed & Securitized – 5.1%
ARCap REIT, Inc., CDO, 6.1%, 2045 (z)	$325,000	$278,891
Asset Securitization Corp., FRN, 8.335%, 2029	138,134	151,069
Bayview Commercial Asset Trust, 1.6%, 2035 (i)(z)	924,847	65,757
Bayview Commercial Asset Trust, FRN, 0.84%, 2013 (i)(z)	520,517	36,957
Bayview Commercial Asset Trust, FRN, 0.84%, 2036 (i)(z)	855,347	63,638
Bayview Commercial Asset Trust, FRN, 0.878%, 2036 (i)(z)	634,570	53,367
Bayview Commercial Asset Trust, FRN, 1.168%, 2036 (i)(z)	1,587,234	162,691
Bayview Commercial Asset Trust, FRN, 1.139%, 2036 (i)(z)	780,364	89,118
Bayview Commercial Asset Trust, FRN, 1.21%, 2037 (i)(z)	1,649,207	184,711
Bayview Financial Acquisition Trust, FRN, 5.402%, 2035	70,000	69,081
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	67,000	65,251
Bayview Financial Revolving Mortgage Loan Trust, FRN, 5.6%, 2040 (z)	250,000	200,000
Capital Trust Realty CDO Ltd., 5.16%, 2035 (z)	140,000	131,578
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.225%, 2044	120,000	119,859
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.225%, 2044	500,000	486,897
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.555%, 2049	400,000	328,062
Commercial Mortgage Acceptance Corp., FRN, 1.023%, 2030 (i)	948,092	21,421
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	5,677	5,637
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	467,077	453,662
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.303%, 2035	96,582	96,012
CRIIMI MAE Commercial Mortgage Trust, CDO, 7%, 2033 (n)	5,772	5,813
DLJ Commercial Mortgage Corp., 6.04%, 2031 (z)	100,000	101,703
E*TRADE RV & Marine Trust, 3.62%, 2018	57,852	56,477
Falcon Franchise Loan LLC, FRN, 3.614%, 2025 (i)(z)	326,934	41,053
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	52,420	55,947
GMAC Commercial Mortgage Securities, Inc., FRN, 7.662%, 2034 (n)	110,000	117,860
GMAC Commercial Mortgage Securities, Inc., FRN, 6.02%, 2033 (z)	60,000	60,693
Greenwich Capital Commercial Funding Corp., 4.305%, 2042	183,329	181,055

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset Backed & Securitized – continued
Greenwich Capital Commercial Funding Corp., FRN, 5.224%, 2037	$109,489	$108,625
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.038%, 2046	370,000	359,603
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 4.936%, 2042	335,428	325,925
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.364%, 2043	170,607	161,728
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.344%, 2042 (n)	130,000	113,913
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.855%, 2043	200,000	202,443
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.741%, 2030 (i)	366,299	14,000
Merrill Lynch Mortgage Trust, FRN, 5.829%, 2050	450,000	411,767
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.714%, 2051	350,000	289,834
Morgan Stanley Capital I, Inc., 5.72%, 2032	68,921	69,803
Morgan Stanley Capital I, Inc., FRN, 0.522%, 2030 (i)(n)	1,758,558	14,883
Mortgage Capital Funding, Inc., FRN, 0.59%, 2031 (i)	698,503	1,654
New Century Home Equity Loan Trust, FRN, 4.532%, 2035	350,000	345,802
Nomura Asset Acceptance Corp., FRN, 4.423%, 2034	34,822	34,675
Preferred Term Securities XIX Ltd., CDO, FRN, 5.34%, 2035 (z)	99,593	94,613
Prudential Securities Secured Financing Corp., FRN, 7.243%, 2013 (z)	125,000	130,092
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 2035	174,000	159,716
Structured Asset Securities Corp., FRN, 5.105%, 2035	54,625	53,409
Wachovia Bank Commercial Mortgage Trust, 4.935%, 2042	220,000	213,061
Wachovia Bank Commercial Mortgage Trust, FRN, 5.083%, 2042	270,000	263,784
Wachovia Bank Commercial Mortgage Trust, FRN, 4.847%, 2041	150,000	144,606
Wachovia Bank Commercial Mortgage Trust, FRN, 5.383%, 2043	600,000	585,133
Wachovia Bank Commercial Mortgage Trust, FRN, 5.513%, 2043	300,000	261,978

		$8,045,307

Automotive – 0.2%
Ford Motor Credit Co., 7.375%, 2009	$155,000	$145,893
Johnson Controls, Inc., 5.5%, 2016	206,000	202,980

		$348,873

Broadcasting – 1.1%
Allbritton Communications Co., 7.75%, 2012	$220,000	$217,800
CBS Corp., 6.625%, 2011	381,000	395,184

6

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Broadcasting – continued
Clear Channel Communications, Inc., 6.25%, 2011	$220,000	$199,100
Clear Channel Communications, Inc., 7.65%, 2010	160,000	164,351
Intelsat Subsidiary Holding Co. Ltd., 8.625%, 2015	240,000	241,200
News America Holdings, 8.5%, 2025	152,000	181,136
News America, Inc., 6.15%, 2037	300,000	289,797

		$1,688,568

Brokerage & Asset Managers – 2.5%
Bear Stearns Cos., Inc., 5.85%, 2010	$550,000	$546,587
Goldman Sachs Group, Inc., 5.625%, 2017	799,000	780,284
INVESCO PLC, 4.5%, 2009	262,000	258,520
INVESCO PLC, 5.625%, 2012	230,000	226,824
Lehman Brothers Holdings, Inc., 6.5%, 2017	280,000	283,320
Lehman Brothers Holdings, Inc., 6.2%, 2014	180,000	183,324
Merrill Lynch & Co., Inc., 6.05%, 2016	979,000	961,937
Morgan Stanley, 5.75%, 2016	750,000	740,075

		$3,980,871

Building – 0.1%
American Standard Cos., Inc., 7.375%, 2008	$135,000	$135,161

Business Services – 0.2%
Xerox Corp., 6.4%, 2016	$235,000	$240,472
Xerox Corp., 6.75%, 2017	105,000	109,444

		$349,916

Cable TV – 1.1%
Comcast Corp., 6.45%, 2037	$80,000	$81,454
Cox Communications, Inc., 7.125%, 2012	380,000	405,259
TCI Communications, Inc., 9.8%, 2012	72,000	83,163
Time Warner Cable, Inc., 5.85%, 2017	840,000	842,073
Time Warner Entertainment Co. LP, 8.375%, 2033	290,000	349,336

		$1,761,285

Chemicals – 0.0%
Dow Chemical Co., 5.75%, 2008	$62,000	$62,488

Consumer Goods & Services – 0.9%
Fortune Brands, Inc., 5.125%, 2011	$350,000	$349,290
Western Union Co., 5.4%, 2011	1,017,000	1,024,781

		$1,374,071

Defense Electronics – 0.4%
BAE Systems Holdings, Inc., 4.75%, 2010 (n)	$168,000	$169,191
BAE Systems Holdings, Inc., 6.4%, 2011 (n)	354,000	373,132
Litton Industries, Inc., 8%, 2009	165,000	175,212

		$717,535

Electronics – 0.3%
Tyco Electronics Ltd., 7.125%, 2037 (z)	$100,000	$105,275
Tyco Electronics Ltd., 6.55%, 2017 (n)	420,000	432,000

		$537,275

Emerging Market Sovereign – 0.3%
Gabonese Republic, 8.2%, 2017 (z)	$398,000	$411,930

Energy – Independent – 1.2%
Nexen, Inc., 6.4%, 2037	$970,000	$968,372
Ocean Energy, Inc., 7.25%, 2011	131,000	142,371

Issuer	Shares/Par	Value ($)

BONDS – continued
Energy – Independent – continued
XTO Energy, Inc., 6.25%, 2013	$190,000	$198,744
XTO Energy, Inc., 5.65%, 2016	520,000	523,694

		$1,833,181

Energy – Integrated – 0.1%
TNK-BP Finance S.A., 7.5%, 2016 (n)	$116,000	$112,375
TNK-BP Finance S.A., 7.5%, 2016	102,000	98,813

		$211,188
Financial Institutions – 2.9%
American Express Centurion Bank, 5.55%, 2012	$370,000	$376,497
American Express Co., 6.15%, 2017	520,000	533,662
Capital One Financial Co., 6.15%, 2016	310,000	275,079
Capmark Financial Group, Inc., 5.875%, 2012 (n)	830,000	656,998
CIT Group, Inc., 6.1% to 2017, FRN to 2067	30,000	21,783
Countrywide Financial Corp., 6.25%, 2016	523,000	301,022
General Electric Capital Corp., 5.375%, 2016	249,000	252,177
HSBC Finance Corp., 6.75%, 2011	46,000	47,719
HSBC Finance Corp., 5.5%, 2016	753,000	734,879
ILFC E-Capital Trust I, FRN, 5.9% to 2010, FRN to 2065 (n)	1,000,000	987,244
ORIX Corp., 5.48%, 2011	380,000	379,988

		$4,567,048

Food & Beverages – 1.2%
Diageo Capital PLC, 5.5%, 2016	$460,000	$456,811
Diageo Capital PLC, 5.75%, 2017	260,000	261,477
General Mills, Inc., 5.65%, 2012	340,000	345,548
Miller Brewing Co., 5.5%, 2013 (n)	510,000	516,782
Tyson Foods, Inc., 6.85%, 2016	250,000	256,539

		$1,837,157

Food & Drug Stores – 0.4%
CVS Caremark Corp., 6.125%, 2016	$220,000	$225,827
CVS Caremark Corp., 5.75%, 2017	431,000	433,774

		$659,601

Forest & Paper Products – 0.3%
MeadWestvaco Corp., 6.8%, 2032	$105,000	$98,891
Stora Enso Oyj, 7.25%, 2036 (n)	313,000	312,502

		$411,393

Gaming & Lodging – 0.6%
Marriott International, Inc., 6.375%, 2017	$390,000	$400,131
Wyndham Worldwide Corp., 6%, 2016	605,000	573,782

		$973,913

Industrial – 0.2%
Steelcase, Inc., 6.5%, 2011	$272,000	$285,103

Insurance – 1.1%
American International Group, Inc., 6.25%, 2037	$360,000	$321,991
ING Groep N.V., 5.775% to 2015, FRN to 2049	278,000	257,010
Prudential Financial, Inc., 6%, 2017	840,000	836,536
UnumProvident Corp., 6.85%, 2015 (n)	343,000	355,512

		$1,771,049

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Insurance – Property & Casualty – 1.5%
AXIS Capital Holdings Ltd., 5.75%, 2014	$805,000	$789,080
Chubb Corp., 6.375% to 2017, FRN to 2037	340,000	331,640
Fund American Cos., Inc., 5.875%, 2013	804,000	805,735
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	500,000	461,594

		$2,388,049

Major Banks – 4.1%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	$690,000	$612,313
BNP Paribas, 5.186% to 2015, FRN to 2049 (n)	274,000	249,374
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	400,000	394,364
JPMorgan Chase & Co., 5.125%, 2014	725,000	710,630
JPMorgan Chase Bank N.A., 5.875%, 2016	250,000	251,890
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	458,000	433,787
Natexis AMBS Co. LLC, 8.44% to 2008, FRN to 2049 (n)	51,000	52,038
PNC Funding Corp., 5.625%, 2017	740,000	720,209
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)	750,000	747,744
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	545,000	593,923
Unicredito Luxembourg Finance S.A., 6%, 2017 (n)	1,000,000	990,119
Wachovia Bank, NA, 5.6%, 2016	294,000	288,490
Wachovia Capital Trust III, 5.8% to 2011, FRN to 2042	348,000	310,955
Wachovia Corp., 6.605%, 2025	164,000	163,047

		$6,518,883

Medical & Health Technology & Services – 1.6%
Community Health Systems, Inc., 8.875%, 2015	$520,000	$529,750
Covidien Ltd., 6%, 2017 (n)	490,000	507,020
Covidien Ltd., 6.55%, 2037 (n)	300,000	311,561
Fisher Scientific International, Inc., 6.125%, 2015	485,000	481,766
Hospira, Inc., 5.55%, 2012	170,000	172,869
Hospira, Inc., 6.05%, 2017	210,000	211,009
McKesson Corp., 5.7%, 2017	260,000	258,514

		$2,472,489

Metals & Mining – 0.5%
International Steel Group, Inc., 6.5%, 2014	$496,000	$509,306
Peabody Energy Corp., 5.875%, 2016	345,000	324,300

		$833,606

Mortgage Backed – 12.8%
Fannie Mae, 4.55%, 2011	$63,521	$63,653
Fannie Mae, 4.79%, 2012	117,568	118,735
Fannie Mae, 4.86%, 2012	115,880	117,133
Fannie Mae, 5.12%, 2012	57,946	59,218
Fannie Mae, 3.81%, 2013	19,957	19,238
Fannie Mae, 4.845%, 2013	51,263	51,735
Fannie Mae, 4.547%, 2014	162,483	161,352

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage Backed – continued
Fannie Mae, 4.6%, 2014-2015	$109,508	$108,409
Fannie Mae, 4.621%, 2014	76,367	76,130
Fannie Mae, 4.77%, 2014	60,699	60,797
Fannie Mae, 4.88%, 2014-2020	226,405	227,662
Fannie Mae, 4.53%, 2015	106,332	104,411
Fannie Mae, 4.56%, 2015	55,536	54,787
Fannie Mae, 4.665%, 2015	37,999	37,708
Fannie Mae, 4.69%, 2015	165,111	164,158
Fannie Mae, 4.7%, 2015	275,807	273,941
Fannie Mae, 4.74%, 2015	49,520	49,326
Fannie Mae, 4.78%, 2015	106,310	105,942
Fannie Mae, 4.815%, 2015	53,000	52,953
Fannie Mae, 4.82%, 2015	55,250	55,159
Fannie Mae, 4.85%, 2015	175,930	176,405
Fannie Mae, 4.87%, 2015	34,342	34,429
Fannie Mae, 4.89%, 2015	96,932	97,195
Fannie Mae, 4.925%, 2015	129,472	130,457
Fannie Mae, 4.94%, 2015	120,000	121,843
Fannie Mae, 5.09%, 2016	122,080	123,580
Fannie Mae, 5.395%, 2016	136,272	140,146
Fannie Mae, 5.423%, 2016	151,704	156,779
Fannie Mae, 4.994%, 2017	167,092	168,889
Fannie Mae, 5.28%, 2017	140,000	142,891
Fannie Mae, 5.32%, 2017	151,135	154,504
Fannie Mae, 5.5%, 2017-2037	5,445,004	5,459,439
Fannie Mae, 5.54%, 2017	108,000	111,980
Fannie Mae, 5%, 2020-2025	759,782	760,489
Fannie Mae, 5.19%, 2020	210,313	211,816
Fannie Mae, 5.35%, 2023	204,451	204,439
Fannie Mae, 6.5%, 2032-2033	67,712	70,001
Fannie Mae, 6%, 2035-2037	1,006,202	1,022,002
Freddie Mac, 5%, 2018-2028	3,264,927	3,274,482
Freddie Mac, 5.5%, 2019-2037	3,119,279	3,118,741
Freddie Mac, 4%, 2023-2024	247,921	246,106
Freddie Mac, 6%, 2034-2037	1,834,450	1,862,577
Ginnie Mae, 6%, 2036	434,482	443,424

		$20,195,061

Municipals – 2.5%
Massachusetts State Health & Educational Authority Rev. (Mass Institute Technology), “K”, 5.5%, 2032	$1,350,000	$1,569,024
State of Massachusetts, “A”, 5.5%, 2030	1,135,000	1,310,199
Texas Transportation Commission Mobility Fund, 5%, 2037	1,100,000	1,144,517

		$4,023,740

Natural Gas – Pipeline – 2.2%
CenterPoint Energy Resources Corp., 7.875%, 2013	$748,000	$821,294
CenterPoint Energy, Inc., 5.95%, 2017	140,000	138,698
Enterprise Products Partners LP, 6.3%, 2017	900,000	920,842
Kinder Morgan Energy Partners LP, 5.8%, 2035	130,000	117,679
Kinder Morgan Energy Partners LP, 6%, 2017	243,000	242,986
Kinder Morgan Energy Partners LP, 7.4%, 2031	103,000	110,904
Spectra Energy Capital LLC, 8%, 2019	313,000	360,587
Williams Cos., Inc., 8.75%, 2032	573,000	700,493

		$3,413,483

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Network & Telecom – 2.8%
AT&T, Inc., 6.3%, 2038	$570,000	$579,116
CenturyTel, Inc., 8.375%, 2010	592,000	644,351
Deutsche Telekom International Finance B.V., 5.75%, 2016	536,000	536,502
Telecom Italia Capital, 6.2%, 2011	899,000	923,927
Telefonica Emisiones S.A.U., 7.045%, 2036	413,000	461,646
TELUS Corp., 8%, 2011	550,000	595,908
Verizon New York, Inc., 6.875%, 2012	617,000	654,641

		$4,396,091

Oil Services - 0.2%
Weatherford International, Inc., 6.35%, 2017 (n)	$240,000	$248,077

Oils – 0.1%
Premcor Refining Group, Inc., 7.5%, 2015	$190,000	$196,777

Other Banks & Diversified Financials – 2.0%
Alfa Diversified Payment Rights Finance Co., FRN, 6.89%, 2011 (n)	$224,000	$215,891
Banco Mercantil del Norte S.A., 5.875% to 2009, FRN to 2014(n)	149,000	147,435
Citigroup, Inc., 5%, 2014	147,000	140,068
Citigroup, Inc., 6%, 2017	480,000	489,714
Deutsche Bank AG, 5.375%, 2012	510,000	522,576
Fifth Third Bancorp, 5.45%, 2017	186,000	177,777
Mizuho Capital Investment 1 Ltd., 6.686% to 2016, FRN to 2049 (n)	310,000	290,045
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)	236,000	219,398
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	1,035,000	996,559

		$3,199,463

Pharmaceuticals – 0.7%
AstraZeneca PLC, 5.9%, 2017	$1,100,000	$1,155,060

Printing & Publishing – 0.3%
Dex Media West LLC, 9.875%, 2013	$165,000	$171,600
Idearc, Inc., 8%, 2016	295,000	270,662

		$442,262

Railroad & Shipping – 0.3%
CSX Corp., 6.3%, 2012	$155,000	$158,702
TFM S.A. de C.V., 9.375%, 2012	258,000	270,255

		$428,957

Real Estate – 2.2%
Boston Properties, Inc., REIT, 5%, 2015	$137,000	$126,915
ERP Operating LP, REIT, 5.75%, 2017	1,020,000	971,300
HRPT Properties Trust, REIT, 6.25%, 2016	389,000	369,787
Kimco Realty Corp., REIT, 5.783%, 2016	294,000	283,843
Liberty Property Ltd. Partnership, REIT, 5.5%, 2016	730,000	683,006
ProLogis, REIT, 5.75%, 2016	355,000	333,217
ProLogis, REIT, 5.625%, 2016	150,000	139,101
Simon Property Group LP, REIT, 6.35%, 2012	88,000	90,406
Simon Property Group LP, REIT, 5.75%, 2015	18,000	17,483
Simon Property Group LP, REIT, 6.1%, 2016	169,000	167,033
Simon Property Group LP, REIT, 5.875%, 2017	230,000	220,478

		$3,402,569

Issuer	Shares/Par	Value ($)

BONDS – continued
Restaurants – 0.1%
YUM! Brands, Inc., 8.875%, 2011	$205,000	$226,121

Retailers – 0.7%
Federated Retail Holdings, Inc., 5.35%, 2012	$130,000	$126,658
Home Depot, Inc., 5.875%, 2036	520,000	438,829
J.C. Penney Corp., Inc., 8%, 2010	34,000	35,400
Macy’s, Inc., 6.625%, 2011	223,000	233,055
Target Corp., 6.5%, 2037	219,000	220,117

		$1,054,059

Supermarkets – 0.7%
Delhaize America, Inc., 9%, 2031	$220,000	$254,359
Kroger Co., 6.4%, 2017	400,000	418,365
Safeway, Inc., 6.5%, 2011	221,000	231,203
Tesco PLC, 6.15%, 2037 (n)	210,000	205,157

		$1,109,084

Supranational – 0.3%
Corporacion Andina de Fomento, 6.875%, 2012	$61,000	$65,088
European Investment Bank, 5.125%, 2017	444,000	463,202

		$528,290

Telecommunications – Wireless – 1.0%
Nextel Communications, Inc., 5.95%, 2014	$390,000	$366,588
Rogers Cable, Inc., 5.5%, 2014	734,000	723,203
Vodafone Group PLC, 5.375%, 2015	500,000	493,080

		$1,582,871

Telephone Services – 0.4%
Embarq Corp., 7.082%, 2016	$560,000	$577,013

Tobacco – 0.3%
Reynolds American, Inc., 6.75%, 2017	$420,000	$432,600

Transportation – Services – 0.1%
FedEx Corp., 9.65%, 2012	$110,000	$128,970

U.S. Government Agencies – 0.8%
Small Business Administration, 4.34%, 2024	$174,893	$167,826
Small Business Administration, 4.93%, 2024	133,816	134,462
Small Business Administration, 4.99%, 2024	137,130	137,862
Small Business Administration, 4.625%, 2025	287,925	283,600
Small Business Administration, 4.86%, 2025	288,028	287,858
Small Business Administration, 5.11%, 2025	225,087	226,007

		$1,237,615

U.S. Treasury Obligations – 28.3%
U.S. Treasury Bonds, 5.375%, 2031	$919,000	$1,035,383
U.S. Treasury Bonds, 6.25%, 2023	177,000	211,916
U.S. Treasury Bonds, 6%, 2026	373,000	441,422
U.S. Treasury Bonds, 4.5%, 2036	2,346,000	2,357,913
U.S. Treasury Bonds, 6.75%, 2026	1,284,000	1,643,520
U.S. Treasury Notes, 5.625%, 2008	1,332,000	1,342,719
U.S. Treasury Notes, 6.5%, 2010	2,614,000	2,795,142
U.S. Treasury Notes, 4%, 2010	2,453,000	2,502,825
U.S. Treasury Notes, 3.125%, 2008	12,348,000	12,326,774
U.S. Treasury Notes, 5.125%, 2011	4,839,000	5,141,060

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 4.5%, 2009	$2,167,000	$2,203,230
U.S. Treasury Notes, 4.875%, 2009 (f)	8,875,000	9,120,447
U.S. Treasury Notes, 4.25%, 2013	3,368,000	3,490,878

		$44,613,229

Utilities – Electric Power – 3.9%
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)	$380,000	$405,650
Bruce Mansfield Unit, 6.85%, 2034	390,000	392,141
EDP Finance B.V., 6%, 2018 (n)	750,000	731,502
EEB International Ltd., 8.75%, 2014 (n)	100,000	102,000
Empresa Nacional de Electricidad S.A., 8.35%, 2013	172,000	194,864
Enel Finance International S.A., 6.8%, 2037 (z)	440,000	442,070
Enersis S.A., 7.375%, 2014	233,000	249,442
Exelon Generation Co. LLC, 6.95%, 2011	967,000	1,008,938
FirstEnergy Corp., 6.45%, 2011	810,000	836,419
ISA Capital do Brasil S.A., 7.875%, 2012	293,000	298,860
MidAmerican Energy Holdings Co., 6.125%, 2036	300,000	299,285
NiSource Finance Corp., 7.875%, 2010	530,000	562,235
NorthWestern Corp., 5.875%, 2014	5,000	4,928
NRG Energy, Inc., 7.25%, 2014	490,000	477,750
Waterford 3 Funding Corp., 8.09%, 2017	90,968	91,003

		$6,097,087

Utilities – Gas – 0.2%
TGI International Ltd., 9.5%, 2017 (n)	$264,000	$275,880

Total Bonds (Identified Cost, $143,366,159)		$143,140,299

FLOATING RATE LOANS(g)(r) – 1.3%
Broadcasting – 0.1%
Univision Communications, Inc., Term Loan B, 7.21%, 2014	$233,709	$212,734

Food & Beverages – 0.2%
Aramark Corp., Letter of Credit, 7.2%, 2014 (o)	$23,120	$21,956
Aramark Corp., Term Loan B, 6.71%, 2014 (o)	323,483	307,208

		$329,164

Medical & Health Technology & Services – 0.2%
HCA, Inc., Term Loan B, 7.08%, 2013	$283,422	$272,766

Natural Gas – Pipeline – 0.3%
Kinder Morgan, Term Loan, 2014 (o)	$446,637	$443,455

Pollution Control – 0.2%
Allied Waste North America, Inc., Term Loan, 6.59%, 2012	$260,497	$248,847
Allied Waste North America, Inc., Term Loan A, Credit Linked Deposit, 6.62%, 2012	156,619	149,615

		$398,462

Issuer	Shares/Par	Value ($)

Printing & Publishing – 0.3%
Dex Media East LLC, Term Loan B, 6.93%, 2014 (o)	$457,916	$453,336

Total Floating Rate Loans (Identified Cost, $2,139,792)		$2,109,917

REPURCHASE AGREEMENTS – 7.7%
Merrill Lynch 4.5%, dated 12/31/07, due 1/02/08, total to be received $12,107,026 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$12,104,000	$12,104,000

Total Investments (Identified Cost, $157,609,951) (k)		$157,354,216

OTHER ASSETS, LESS LIABILITIES – 0.2%		267,890

Net Assets – 100.0%		$157,622,106

(f)	All or a portion of the security has been segregated as collateral for an open futures contract.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(k)	As of December 31, 2007, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $142,055,503 and 90.28% of market value. An independent pricing service provided an evaluated bid for 90.02% of the market value.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $11,372,924, representing 7.2% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates will be determined.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

10

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Acquisition Cost	Current Market Value
ARCap REIT, Inc., CDO, 6.1%, 2045	12/07/06	$332,516	$278,891
Bayview Commercial Asset Trust, 1.6%, 2035	10/06/05	74,914	65,757
Bayview Commercial Asset Trust, FRN, 0.84%, 2013	3/29/06	46,128	36,957
Bayview Commercial Asset Trust, FRN, 0.84%, 2036	2/28/06	74,071	63,638
Bayview Commercial Asset Trust, FRN, 0.878%, 2036	5/16/06	57,709	53,367
Bayview Commercial Asset Trust, FRN, 1.168%, 2036	9/11/06	201,423	162,691
Bayview Commercial Asset Trust, FRN, 1.139%, 2036	10/25/06	101,746	89,118
Bayview Commercial Asset Trust, FRN, 1.21%, 2037	1/26/07	218,540	184,711
Bayview Financial Revolving Mortgage Loan Trust, FRN, 5.6%, 2040	3/01/06	250,000	200,000
Capital Trust Realty CDO Ltd., 5.16%, 2035	4/07/06	134,777	131,578
DLJ Commercial Mortgage Corp., 6.04%, 2031	7/23/04	98,473	101,703
Enel Finance International S.A., 6.8%, 2037	9/13/07	438,834	442,070
Falcon Franchise Loan LLC, FRN, 3.614%, 2025	1/29/03	62,105	41,053
GMAC Commercial Mortgage Securities, Inc., FRN, 6.02%, 2033	3/20/02	47,801	60,693
Gabonese Republic, 8.2%, 2017	12/05/07-12/06/07	405,087	411,930
Preferred Term Securities XIX Ltd., CDO, FRN, 5.34%, 2035	9/08/05	99,593	94,613
Prudential Securities Secured Financing Corp., FRN, 7.243%, 2013	12/06/04	138,774	130,092
Tyco Electronics Ltd., 7.125%, 2037	9/20/07	99,544	105,275
Total Restricted Securities			$2,654,137
% of Net Assets			1.7%

Unfunded Loan Commitments

As of December 31, 2007, the fund had the following unfunded loan commitments of $8,115, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)
Univision Communications, Delayed Draw, Term Loan, 2014	$8,115	$(140)

At December 31, 2007, the fund had sufficient cash/or other liquid securities to cover any commitments under these contracts.

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

REIT	Real Estate Investment Trust

Derivative contracts at 12/31/07

Futures contracts outstanding at 12/31/07

Description	Contracts	Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note (Short)	20	$2,327,500	Mar-08	$11,961
U.S. Treasury Note 10yr (Short)	4	453,563	Mar-08	(514)
				$11,447

See Notes to Financial Statements

11

Portfolio of Investments – continued

Swap Agreements at 12/31/07

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Credit Default Swaps
6/20/09	USD	200,000	JPMorgan Chase Bank	4.1% (fixed rate)	(1)	$(13,290)
12/20/12	USD	230,000	Merrill Lynch International	(2)	1.35% (fixed rate)	3,289
12/20/12	USD	310,000	Goldman Sachs International	(3)	1.55% (fixed rate)	(283)
12/20/12	USD	460,000	Goldman Sachs International	(4)	1.43% (fixed rate)	(1,320)
12/20/12	USD	150,000	Morgan Stanley Capital Services, Inc.	(5)	1.6% (fixed rate)	1,073
12/20/12	USD	310,000	Goldman Sachs International	(6)	1.3% (fixed rate)	(2,286)
3/20/13	USD	760,000	Goldman Sachs International	2.72% (fixed rate)	(7)	(15,467)
3/20/17	USD	180,000	Goldman Sachs International	(8)	0.40% (fixed rate)	401
3/20/17	USD	230,000	JPMorgan Chase Bank	(9)	0.38% (fixed rate)	3,073
3/20/17	USD	75,000	JPMorgan Chase Bank	(10)	0.78% (fixed rate)	(351)
3/20/17	USD	75,000	JPMorgan Chase Bank	(10)	0.80% (fixed rate)	(462)
3/20/17	USD	77,000	Merrill Lynch International	(10)	0.81% (fixed rate)	(532)
6/20/17	USD	100,000	Merrill Lynch International	(11)	0.91% (fixed rate)	584
6/20/17	USD	140,000	Morgan Stanley Capital Services, Inc.	(12)	0.74% (fixed rate)	(999)
						$(26,570)

(1)	Fund to pay notional amount upon a defined credit event by Abitibi Consolidated, Inc., 8.375%, 4/01/15.

(2)	Fund to receive notional amount upon a defined credit event by Boston Properities, Inc., 6.25%, 1/15/13.

(3)	Fund to receive notional amount upon a defined credit event by Equity Residential, 5.75%, 6/15/17.

(4)	Fund to receive notional amount upon a defined credit event by Kimco Realty Corp., 5.98%, 7/30/12.

(5)	Fund to receive notional amount upon a defined credit event by ProLogis Trust, 7.1%, 4/15/08.

(6)	Fund to receive notional amount upon a defined credit event by Simon Properties, Inc., 6.35%, 8/28/12.

(7)	Fund to pay notional amount upon a defined credit event by AMBAC Financial Group Corp., 9.375%, 8/01/11.

(8)	Fund to receive notional amount upon a defined credit event by Dover Corp., 6.25%, 6/01/08.

(9)	Fund to receive notional amount upon a defined credit event by PPG Industries, Inc., 7.05%, 8/15/09.

(10)	Fund to receive notional amount upon a defined credit event by Waste Management, Inc., 7.375%, 8/01/10.

(11)	Fund to receive notional amount upon a defined credit event by New York Times Co., 4.61%, 9/26/12.

(12)	Fund to receive notional amount upon a defined credit event by Spectra Energy Capital LLC, 6.25%, 2/15/13.

At December 31, 2007 the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value (identified cost, $157,609,951)	$157,354,216
Cash	10,043
Receivable for fund shares sold	887,728
Interest receivable	1,723,957
Swaps, at value	8,420
Other assets	3,177
Total assets		$159,987,541
Liabilities
Payable for daily variation margin on open futures contracts	$15,688
Payable for investments purchased	2,211,940
Payable for fund shares reacquired	4,381
Swaps, at value	34,990
Unrealized depreciation on unfunded loan commitments	140
Payable to affiliates
Investment adviser	409
Management fee	8,535
Shareholder servicing costs	644
Distribution fees	499
Administrative services fee	192
Payable for independent trustees’ compensation	373
Accrued expenses and other liabilities	87,644
Total liabilities		$2,365,435
Net assets		$157,622,106
Net assets consist of
Paid-in capital	$153,684,642
Unrealized appreciation (depreciation) on investments	(270,998)
Accumulated net realized gain (loss) on investments	(1,596,831)
Undistributed net investment income	5,805,293
Net assets		$157,622,106
Shares of beneficial interest outstanding		13,602,329
Initial Class shares
Net assets	$139,274,886
Shares outstanding	12,008,445
Net asset value per share		$11.60
Service Class shares
Net assets	$18,347,220
Shares outstanding	1,593,884
Net asset value per share		$11.51

See Notes to Financial Statements

13

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Interest income		$6,310,081
Expenses
Management fee	$690,355
Distribution fees	44,716
Shareholder servicing costs	40,399
Administrative services fee	27,922
Independent trustees’ compensation	3,869
Custodian fee	34,597
Shareholder communications	22,670
Auditing fees	57,454
Miscellaneous	13,976
Total expenses		$935,958
Fees paid indirectly	(2,823)
Reduction of expenses by investment adviser	(115,553)
Net expenses		$817,582
Net investment income		$5,492,499
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$147,919
Futures contracts	(162,507)
Swap transactions	6,700
Net realized gain (loss) on investments		$(7,888)
Change in unrealized appreciation (depreciation)
Investments	$(382,460)
Futures contracts	(28,796)
Swap transactions	(24,365)
Unfunded loan commitments	(140)
Net unrealized gain (loss) on investments		$(435,761)
Net realized and unrealized gain (loss) on investments		$(443,649)
Change in net assets from operations		$5,048,850

See Notes to Financial Statements

14

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For the years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$5,492,499	$2,896,521
Net realized gain (loss) on investments	(7,888)	(480,286)
Net unrealized gain (loss) on investments	(435,761)	424,592
Change in net assets from operations	$5,048,850	$2,840,827
Distributions declared to shareholders
From net investment income
Initial Class	$(2,658,129)	$(1,583,253)
Service Class	(550,439)	(566,932)
From net realized gain on investments
Initial Class	—	(179,034)
Service Class	—	(66,827)
Total distributions declared to shareholders	$(3,208,568)	$(2,396,046)
Change in net assets from fund share transactions	$72,085,308	$33,653,606
Total change in net assets	$73,925,590	$34,098,387
Net assets
At beginning of period	83,696,516	49,598,129
At end of period (including undistributed net investment income of $5,805,293 and $3,210,242, respectively)	$157,622,106	$83,696,516

See Notes to Financial Statements

15

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.51	$11.61	$12.16	$12.19	$11.82
Income (loss) from investment operations
Net investment income (d)	$0.55	$0.53	$0.51	$0.59	$0.62
Net realized and unrealized gain (loss) on investments and foreign currency	(0.08)	(0.08)	(0.34)	0.11	0.45
Total from investment operations	$0.47	$0.45	$0.17	$0.70	$1.07
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.49)	$(0.62)	$(0.73)	$(0.70)
From net realized gain on investments	—	(0.06)	(0.10)	—	—
Total distributions declared to shareholders	$(0.38)	$(0.55)	$(0.72)	$(0.73)	$(0.70)
Net asset value, end of period	$11.60	$11.51	$11.61	$12.16	$12.19
Total return (%) (k)(r)(s)	4.21	4.05	1.51	6.06	9.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.94	1.12	0.99	0.94
Expenses after expense reductions (f)	0.67	0.70	0.73	0.75	0.75
Net investment income	4.80	4.69	4.40	4.88	5.04
Portfolio turnover	74	51	88	55	116
Net assets at end of period (000 omitted)	$139,275	$66,875	$36,738	$28,881	$31,981

See Notes to Financial Statements

16

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.43	$11.54	$12.11	$12.16	$11.81
Income (loss) from investment operations
Net investment income (d)	$0.52	$0.50	$0.48	$0.55	$0.54
Net realized and unrealized gain (loss) on investments and foreign currency	(0.08)	(0.08)	(0.35)	0.12	0.51
Total from investment operations	$0.44	$0.42	$0.13	$0.67	$1.05
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.47)	$(0.60)	$(0.72)	$(0.70)
From net realized gain on investments	—	(0.06)	(0.10)	—	—
Total distributions declared to shareholders	$(0.36)	$(0.53)	$(0.70)	$(0.72)	$(0.70)
Net asset value, end of period	$11.51	$11.43	$11.54	$12.11	$12.16
Total return (%) (k)(r)(s)	3.92	3.79	1.22	5.80	9.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.20	1.37	1.24	1.19
Expenses after expense reductions (f)	0.93	0.95	0.98	1.00	1.01
Net investment income	4.55	4.44	4.16	4.66	4.53
Portfolio turnover	74	51	88	55	116
Net assets at end of period (000 Omitted)	$18,347	$16,822	$12,860	$6,558	$2,419

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organisation

MFS Research Bond Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans. As of December 31, 2007, there were 28 shareholders.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which such futures contracts are primarily traded. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

18

Notes to Financial Statements – continued

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Derivative instruments include futures contracts and swap agreements.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swap Agreements – The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund’s custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market movement of the underlying instrument. All swap agreements entered into by the fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

The fund holds credit default swaps in which one party makes a stream of payments based on a fixed percentage applied to the notional amount to another party in exchange for the right to receive a specified return in the event of a default by a third party, such as a corporate issuer or foreign issuer, on its obligation. The fund may enter into credit default swaps to limit or to reduce its risk exposure to defaults of corporate and sovereign issuers or to create direct or synthetic short or long exposure to corporate debt securities or certain sovereign debt securities to which it is not otherwise exposed.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At December 31, 2007, the portfolio had unfunded loan commitments of $8,115, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

19

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$3,208,568	$2,150,185
Long-term capital gain	—	245,861
Total distributions	$3,208,568	$2,396,046

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$158,053,322
Gross appreciation	1,465,718
Gross depreciation	(2,164,824)
Net unrealized appreciation (depreciation)	$(699,106)
Undistributed ordinary income	5,779,282
Capital loss carryforwards	(1,133,068)
Other temporary differences	(9,644)

20

Notes to Financial Statements – continued

As of December 31, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/14	$ (784,459)
12/31/15	(348,609)
Total	$(1,133,068)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.50% of average daily net assets. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. This management fee reduction amounted to $115,059, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.50% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management, distribution, and certain other fees and expenses, such that operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue through April 30, 2008 unless changed or rescinded by the fund’s Board of Trustees. For the year ended December 31, 2007, the fund’s actual operating expense did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2007, the fee was $40,271, which equated to 0.035% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2007, these costs amounted to $107. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0242% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $781. MFS has agreed to reimburse the fund for a portion of the

21

payments made by the funds to Tarantino LLC in the amount of $494, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. government securities	$72,015,666	$46,251,253
Investments (non-U.S. government securities)	$74,615,535	$34,908,467

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	6,995,632	$79,873,299	3,321,326	$37,412,706
Service Class	296,200	3,362,262	490,509	5,506,643
	7,291,832	$83,235,561	3,811,835	$42,919,349
Shares issued to shareholders in reinvestment of distributions
Initial Class	236,068	$2,658,129	160,939	$1,762,287
Service Class	49,146	550,439	58,143	633,759
	285,214	$3,208,568	219,082	$2,396,046
Shares reacquired
Initial Class	(1,035,428)	$(11,825,531)	(833,625)	$(9,505,502)
Service Class	(223,580)	(2,533,290)	(190,461)	(2,156,287)
	(1,259,008)	$(14,358,821)	(1,024,086)	$(11,661,789)
Net change
Initial Class	6,196,272	$70,705,897	2,648,640	$29,669,491
Service Class	121,766	1,379,411	358,191	3,984,115
	6,318,038	$72,085,308	3,006,831	$33,653,606

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $511 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Research Bond Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Bond Series (one of the series comprising MFS Variable Insurance Trust) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research Bond Series as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

23

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Fund, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
INTERESTED TRUSTEES
Robert J. Manning(k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen(k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); MIT Sloan School (education), Senior Lecturer (since 2006); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Robert E. Butler(n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare

David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director

William R. Gutow (born 9/27/41)	Trustee	December 1993

Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)

Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Maria F. Dwyer(k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since
December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

24

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
David L. DiLorenzo(k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan(k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

Richard S. Weitzel(k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Fund held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Fund’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

25

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Robert Persons Michael Roberge Jeffrey Wakelin

26

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“MFS peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

In considering the Fund’s investment performance, the Trustees took into account that, effective May 1, 2005, the Fund changed its name (formerly, the Fund was named MFS VIT Bond Fund) and made related changes to its investment objective and strategies. Notwithstanding these changes, the Trustees considered the Fund’s prior investment performance to be relevant. Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the total return investment performance for the Fund as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

27

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee, which may not be changed without the Trustees’ approval, and that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account the advisory fee waiver and the expense limitation), the Fund’s effective advisory fee rate was lower than the Lipper expense group median and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the advisory fee waiver and the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

28

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

29

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance TrustSM

Annual report

MFS® High Income Series

12/31/07

VHI-ANN

MFS® HIGH INCOME SERIES

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Medical & Health Technology & Services	8.9%
Broadcasting	8.4%
Gaming & Lodging	6.1%
Utilities – Electric Power	5.7%
Energy – Independent	5.4%

Credit quality of bonds (r)
AAA	0.6%
AA	0.4%
A	0.1%
BBB	3.6%
BB	29.8%
B	50.3%
CCC	14.7%
Not Rated	0.5%

Portfolio facts
Average Duration (d)(i)	4.3
Average Life (i)(m)	6.9 yrs.
Average Maturity (i)(m)	7.5 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	B+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(o)	Less than 0.1%.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 12/31/07.

Percentages are based on net assets as of 12/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS High Income Series (the “fund”) provided a total return of 1.77%, while Service Class shares provided a return of 1.54%. These compare with a return of 1.87% for the fund’s benchmark, the Lehman Brothers U.S. High-Yield Corporate Bond Index.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Detractors from performance

During the reporting period, yield was a negative factor in performance relative to the Lehman Brothers U.S. High-Yield Corporate Bond Index. Our greater relative exposure to financial issues and “B” rated(s) bonds, in general, also hurt.

Debt holdings that detracted from results included the bonds of Tropicana Entertainment, Harrah’s Operating Co., General Motors Acceptance Corp. (GMAC), ARCap, and Ford Motor Credit Co.

Contributors to performance

Security selection was an overall positive for the fund’s relative performance. For the reporting period, the debt of FMG Finance, Freeport-McMoRan, and Williams Cos. was among the fund’s leading contributors relative to the benchmark. Additionally, our positioning in “BB” and, to a lesser extent, “CCC” rated securities helped relative performance.

Respectfully,

John Addeo	David Cole
Portfolio Manager	Portfolio Manager

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	7/26/95	1.77%	8.12%	4.37%
Service Class	5/01/00	1.54%	7.86%	4.20%

Comparative Index

Lehman Brothers U.S. High-Yield Corporate Bond Index (f)	1.87%	10.91%	5.52%

(f)	Source: FactSet Research Systems Inc.

Index Definition

Lehman Brothers U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	0.81%	$1,000.00	$989.60	$4.06
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
Service Class	Actual	1.06%	$1,000.00	$988.50	$5.31
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 85.5%
Aerospace – 1.9%
Bombardier, Inc., 8%, 2014 (n)	$1,785,000	$1,865,325
Hawker Beechcraft Acquisition Co., 9.75%, 2017 (n)	1,925,000	1,915,375
TransDigm, Inc., 7.75%, 2014	695,000	705,425
Vought Aircraft Industries, Inc., 8%, 2011	1,850,000	1,752,875

		$6,239,000

Airlines – 0.4%
Continental Airlines, Inc., 6.9%, 2017	$289,151	$277,585
Continental Airlines, Inc., 6.748%, 2017	199,179	190,216
Continental Airlines, Inc., 6.795%, 2018	405,618	385,337
Continental Airlines, Inc., 7.566%, 2020	362,199	351,333

		$1,204,471

Apparel Manufacturers – 0.2%
Levi Strauss & Co., 9.75%, 2015	$585,000	$583,538

Asset Backed & Securitized – 2.5%
Airlie LCDO Ltd., CDO, FRN, 7.11%, 2011 (z)	$677,000	$597,317
Anthracite Ltd., CDO, 6%, 2037 (z)	290,000	202,547
Arbor Realty Mortgage Securities, CDO, FRN, 7.48%, 2038 (z)	686,380	599,251
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045 (n)	906,493	362,597
Asset Securitization Corp., FRN, 8.825%, 2029 (z)	2,000,000	2,075,000
Babson Ltd., CLO, “D”, FRN, 6.742%, 2018 (n)	655,000	530,223
Crest Ltd., CDO, 7%, 2040	846,250	675,722
CWCapital Cobalt Ltd., CDO, 6.23%, 2045 (n)	938,000	662,284
CWCapital Cobalt Ltd., CDO, “F”, FRN, 6.365%, 2050 (z)	500,000	348,440
First Union National Bank Commercial Mortgage Corp., 6.75%, 2032	750,000	752,187
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.062%, 2051	750,000	695,698
Merrill Lynch Mortgage Trust, FRN, 5.829%, 2017	750,000	686,279
Wachovia Credit, CDO, FRN, 6.233%, 2026 (z)	372,000	300,156

		$8,487,701

Automotive – 3.5%
Allison Transmission, Inc., 11%, 2015 (n)	$1,805,000	$1,642,550
Ford Motor Credit Co. LLC, 8.625%, 2010	1,035,000	960,429
Ford Motor Credit Co. LLC, 9.75%, 2010	6,619,000	6,315,860
General Motors Acceptance Corp., 8.375%, 2033	2,422,000	1,949,710
TRW Automotive, Inc., 7%, 2014 (n)	915,000	841,800

		$11,710,349

Broadcasting – 7.5%
Allbritton Communications Co., 7.75%, 2012	$2,495,000	$2,470,050
Bonten Media Acquisition Co., 9%, 2015 (n)(p)	1,380,000	1,204,050

Issuer	Shares/Par	Value ($)

BONDS – continued
Broadcasting – continued
CanWest MediaWorks LP, 9.25%, 2015 (n)	$1,550,000	$1,517,063
Clear Channel Communications, Inc., 5.5%, 2014	1,875,000	1,429,191
Intelsat Bermuda Ltd., 11.25%, 2016	2,435,000	2,514,138
Intelsat Corp., 0% to 2010, 9.25% to 2015	1,540,000	1,258,950
Intelsat Ltd., FRN, 10.828%, 2013	630,000	645,750
Intelsat Subsidiary Holding Co. Ltd., 8.625%, 2015	1,220,000	1,226,100
ION Media Networks, Inc., FRN, 11.492%, 2013 (n)	1,650,000	1,623,188
Lamar Media Corp., 6.625%, 2015	1,505,000	1,463,613
Lamar Media Corp., 6.625%, 2015 (n)	975,000	948,188
LBI Media, Inc., 8.5%, 2017 (n)	1,025,000	987,844
LIN TV Corp., 6.5%, 2013	2,175,000	2,047,219
Local TV Finance LLC, 9.25%, 2015 (n)(p)	1,590,000	1,518,450
Nexstar Broadcasting Group, Inc., 7%, 2014	1,120,000	1,043,000
Univision Communications, Inc., 9.75%, 2015 (n)(p)	3,440,000	3,134,700

		$25,031,494

Brokerage & Asset Managers – 0.3%
Nuveen Investments, Inc., 10.5%, 2015 (z)	$985,000	$981,306

Building – 1.1%
Interface, Inc., 10.375%, 2010	$878,000	$919,705
Interface, Inc., 9.5%, 2014	170,000	177,650
Nortek Holdings, Inc., 8.5%, 2014	979,000	783,200
Ply Gem Industries, Inc., 9%, 2012	2,430,000	1,883,250

		$3,763,805

Business Services – 0.8%
SunGard Data Systems, Inc., 10.25%, 2015	$2,535,000	$2,592,038

Cable TV – 2.4%
CCH I Holdings LLC, 11%, 2015	$1,648,000	$1,343,120
CCO Holdings LLC, 8.75%, 2013	2,085,000	1,991,175
CSC Holdings, Inc., 6.75%, 2012	1,765,000	1,687,781
Mediacom LLC, 9.5%, 2013	1,020,000	947,325
NTL Cable PLC, 9.125%, 2016	1,125,000	1,113,750
Videotron Ltee, 6.875%, 2014	960,000	939,600

		$8,022,751

Chemicals – 3.3%
Innophos, Inc., 8.875%, 2014	$1,630,000	$1,621,850
Koppers Holdings, Inc., 0% to 2009, 9.875% to 2014	1,924,000	1,616,160
Koppers Holdings, Inc., 9.875%, 2013	1,430,000	1,505,075
Momentive Performance Materials, Inc., 9.75%, 2014 (n)	1,710,000	1,573,200
Mosaic Co., 7.875%, 2016 (n)	1,985,000	2,143,800
Nalco Co., 7.75%, 2011	500,000	506,250
Nalco Co., 8.875%, 2013	2,120,000	2,210,100

		$11,176,435

Computer Software – 0.4%
First Data Corp., 9.875%, 2015 (n)	$1,595,000	$1,483,350

6

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Consumer Goods & Services – 2.7%
Corrections Corp. of America, 6.25%, 2013	$1,135,000	$1,117,975
GEO Group, Inc., 8.25%, 2013	1,225,000	1,237,250
Jarden Corp., 7.5%, 2017	995,000	855,700
Kar Holdings, Inc., 10%, 2015 (n)	1,140,000	1,017,450
Service Corp. International, 7.375%, 2014	725,000	733,156
Service Corp. International, 6.75%, 2015	420,000	414,750
Service Corp. International, 7%, 2017	2,900,000	2,776,750
Visant Holding Corp., 8.75%, 2013	842,000	846,210

		$8,999,241

Containers – 1.5%
Crown Americas LLC, 7.625%, 2013	$1,035,000	$1,058,288
Graham Packaging Co. LP, 9.875%, 2014	1,020,000	938,400
Greif, Inc., 6.75%, 2017	1,040,000	1,016,600
Owens-Brockway Glass Container, Inc., 8.25%, 2013	2,100,000	2,178,750

		$5,192,038

Defense Electronics – 1.0%
L-3 Communications Corp., 6.125%, 2014	$1,755,000	$1,719,900
L-3 Communications Corp., 5.875%, 2015	1,560,000	1,505,400

		$3,225,300

Electronics – 1.0%
Avago Technologies Finance, 11.875%, 2015	$760,000	$812,250
Flextronics International Ltd., 6.25%, 2014	1,190,000	1,133,475
Spansion LLC, 11.25%, 2016 (n)	1,725,000	1,466,250

		$3,411,975

Emerging Market Sovereign – 0.5%
Republic of Argentina, FRN, 5.389%, 2012	$2,077,500	$1,847,446

Energy – Independent – 5.3%
Chaparral Energy, Inc., 8.875%, 2017 (n)	$1,650,000	$1,489,125
Chesapeake Energy Corp., 7%, 2014	1,310,000	1,316,550
Chesapeake Energy Corp., 6.375%, 2015	2,090,000	2,022,075
Chesapeake Energy Corp., 6.875%, 2016	520,000	514,800
Forest Oil Corp., 7.25%, 2019 (n)	960,000	964,800
Hilcorp Energy I LP, 7.75%, 2015 (n)	665,000	653,363
Hilcorp Energy I LP, 9%, 2016 (n)	1,845,000	1,909,575
Mariner Energy, Inc., 8%, 2017	1,800,000	1,712,250
Newfield Exploration Co., 6.625%, 2014	1,695,000	1,678,050
OPTI Canada, Inc., 8.25%, 2014 (n)	1,515,000	1,499,850
Plains Exploration & Production Co., 7%, 2017	2,415,000	2,309,344
Quicksilver Resources, Inc., 7.125%, 2016	1,750,000	1,719,375

		$17,789,157

Entertainment – 0.3%
AMC Entertainment, Inc., 11%, 2016	$1,080,000	$1,136,700

Financial Institutions – 1.4%
General Motors Acceptance Corp., 6.875%, 2011	$3,659,000	$3,130,253
Residential Capital LLC, 7.625%, 2008	1,655,000	1,315,725
Residential Capital LLC, 8%, 2012	194,000	119,310

		$4,565,288

Food & Beverages – 1.8%
ARAMARK Corp., 8.5%, 2015	$2,730,000	$2,764,125
B&G Foods, Inc., 8%, 2011	1,120,000	1,097,600
Del Monte Corp., 6.75%, 2015	1,425,000	1,346,625
Michael Foods, Inc., 8%, 2013	890,000	881,100

		$6,089,450

Issuer	Shares/Par	Value ($)

BONDS – continued
Forest & Paper Products – 2.0%
Buckeye Technologies, Inc., 8%, 2010	$316,000	$312,840
Buckeye Technologies, Inc., 8.5%, 2013	2,140,000	2,177,450
Catalyst Paper Corp., 8.625%, 2011	520,000	431,600
Jefferson Smurfit Corp., 8.25%, 2012	1,481,000	1,458,785
JSG Funding PLC, 7.75%, 2015	150,000	142,500
Millar Western Forest Products Ltd., 7.75%, 2013	1,480,000	1,102,600
NewPage Holdings Corp., 10%, 2012 (z)	1,035,000	1,040,175

		$6,665,950

Gaming & Lodging – 6.0%
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (n)	$1,375,000	$1,192,813
Harrah’s Operating Co., Inc., 5.375%, 2013	765,000	581,400
Harrah’s Operating Co., Inc., 5.75%, 2017	4,245,000	2,875,986
Isle of Capri Casinos, Inc., 7%, 2014	1,200,000	984,000
Mandalay Resort Group, 9.375%, 2010	955,000	988,425
MGM Mirage, Inc., 8.5%, 2010	580,000	601,750
MGM Mirage, Inc., 8.375%, 2011	680,000	695,300
MGM Mirage, Inc., 6.75%, 2013	1,115,000	1,081,550
MGM Mirage, Inc., 5.875%, 2014	2,355,000	2,154,825
MGM Mirage, Inc., 7.5%, 2016	2,610,000	2,583,900
Pinnacle Entertainment, Inc., 8.25%, 2012	700,000	707,000
Station Casinos, Inc., 6.5%, 2014	2,880,000	2,160,000
Station Casinos, Inc., 6.875%, 2016	365,000	266,450
Tropicana Entertainment LLC, 9.625%, 2014	1,045,000	663,575
Wynn Las Vegas LLC, 6.625%, 2014	2,525,000	2,480,813

		$20,017,787

Industrial – 1.5%
Blount, Inc., 8.875%, 2012	$1,175,000	$1,177,938
Cii Carbon LLC, 11.125%, 2015 (n)	600,000	591,000
JohnsonDiversey Holdings, Inc., “B”, 9.625%, 2012	2,735,000	2,796,538
Wesco Distribution, Inc., 7.5%, 2017	360,000	334,800

		$4,900,276

Insurance – Health – 0.3%
Centene Corp., 7.25%, 2014	$1,165,000	$1,135,875

Insurance – Property & Casualty – 0.3%
USI Holdings Corp., 9.75%, 2015 (n)	$1,460,000	$1,175,300

Machinery & Tools – 0.7%
Case New Holland, Inc., 7.125%, 2014	$2,300,000	$2,294,250

Medical & Health Technology & Services – 7.6%
Community Health Systems, Inc., 8.875%, 2015	$2,735,000	$2,786,281
Cooper Cos., Inc., 7.125%, 2015	1,805,000	1,755,363
DaVita, Inc., 6.625%, 2013	750,000	746,250
DaVita, Inc., 7.25%, 2015	2,630,000	2,636,575
HCA, Inc., 6.375%, 2015	3,380,000	2,856,100
HCA, Inc., 9.25%, 2016	5,185,000	5,444,250
HealthSouth Corp., 10.75%, 2016	535,000	559,075
LVB Acquisition Merger Sub, Inc., 10%, 2017 (n)	1,660,000	1,693,200
LVB Acquisition Merger Sub, Inc., 11.625%, 2017 (n)	730,000	719,050

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – continued
Psychiatric Solutions, Inc., 7.75%, 2015	$1,645,000	$1,640,888
U.S. Oncology, Inc., 10.75%, 2014	2,140,000	2,113,250
Universal Hospital Services, Inc., 8.5%, 2015 (p)	1,280,000	1,292,800
Universal Hospital Services, Inc., FRN, 8.735%, 2015	310,000	310,000
VWR Funding, Inc., 10.25%, 2015 (n)	905,000	862,013

		$25,415,095

Metals & Mining – 4.4%
Arch Western Finance LLC, 6.75%, 2013	$1,195,000	$1,159,150
FMG Finance Ltd., 10.625%, 2016 (n)	2,205,000	2,524,725
Foundation PA Coal Co., 7.25%, 2014	690,000	681,375
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 2015	700,000	742,000
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	4,180,000	4,483,045
Freeport-McMoRan Copper & Gold, Inc., FRN, 8.394%, 2015	720,000	730,800
Peabody Energy Corp., 5.875%, 2016	1,150,000	1,081,000
Peabody Energy Corp., 7.375%, 2016	1,390,000	1,424,750
PNA Group, Inc., 10.75%, 2016	1,175,000	1,104,500
Ryerson, Inc., 12%, 2015 (n)	675,000	666,563

		$14,597,908

Natural Gas – Distribution – 1.2%
AmeriGas Partners LP, 7.125%, 2016	$2,435,000	$2,361,950
Inergy LP, 6.875%, 2014	1,540,000	1,497,650

		$3,859,600

Natural Gas – Pipeline – 3.1%
Atlas Pipeline Partners LP, 8.125%, 2015	$1,680,000	$1,663,200
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	2,870,000	2,945,280
El Paso Corp., 7.75%, 2032	945,000	959,248
Knight Energy, Inc., 7.25%, 2028	915,000	858,685
Transcontinental Gas Pipe Line Corp., 7%, 2011	286,000	299,943
Williams Cos., Inc., 7.125%, 2011	725,000	765,781
Williams Cos., Inc., 8.75%, 2032	1,388,000	1,696,830
Williams Partners LP, 7.25%, 2017	1,255,000	1,292,650

		$10,481,617

Network & Telecom – 3.2%
Cincinnati Bell, Inc., 8.375%, 2014	$1,735,000	$1,691,625
Citizens Communications Co., 9.25%, 2011	1,301,000	1,408,333
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	1,230,000	1,260,750
Qwest Capital Funding, Inc., 7.25%, 2011	1,050,000	1,034,250
Qwest Corp., 7.875%, 2011	410,000	426,400
Qwest Corp., 8.875%, 2012	1,740,000	1,861,800
Time Warner Telecom Holdings, Inc., 9.25%, 2014	795,000	812,888
Windstream Corp., 8.625%, 2016	2,220,000	2,331,000

		$10,827,046

Issuer	Shares/Par	Value ($)

BONDS – continued
Oil Services – 1.0%
Basic Energy Services, Inc., 7.125%, 2016	$1,710,000	$1,607,400
Compagnie Generale de Geophysique – Veritas, 7.75%, 2017	1,035,000	1,045,350
GulfMark Offshore, Inc., 7.75%, 2014	695,000	701,950

		$3,354,700

Other Banks & Diversified Financials – 0.1%
VTB Capital S.A., 6.609%, 2012 (z)	$380,000	$372,970

Printing & Publishing – 4.2%
American Media Operations, Inc., 10.25%, 2009	$1,469,000	$1,254,159
Dex Media, Inc., 0% to 2008, 9% to 2013	3,580,000	3,257,800
Dex Media, Inc., 0% to 2008, 9% to 2013	1,690,000	1,537,900
Idearc, Inc., 8%, 2016	4,545,000	4,170,038
Nielsen Finance LLC, 10%, 2014	990,000	1,012,275
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	1,625,000	1,141,563
R.H. Donnelley Corp., 8.875%, 2016	1,815,000	1,697,025

		$14,070,760

Retailers – 0.9%
Buhrmann U.S., Inc., 7.875%, 2015	$985,000	$928,363
Couche-Tard, Inc., 7.5%, 2013	985,000	982,538
Rite Aid Corp., 7.5%, 2017	1,070,000	942,938
Rite Aid Corp., 9.5%, 2017	235,000	194,463

		$3,048,302

Specialty Stores – 0.6%
Michaels Stores, Inc., 10%, 2014	$1,035,000	$983,250
Payless ShoeSource, Inc., 8.25%, 2013	1,105,000	1,038,700

		$2,021,950

Supermarkets – 0.7%
Stater Brothers Holdings, Inc., 7.75%, 2015	$1,165,000	$1,124,225
SUPERVALU, Inc., 7.5%, 2014	1,170,000	1,199,250

		$2,323,475

Telecommunications – Wireless – 1.6%
Alltel Corp., 7%, 2012	$1,448,000	$1,248,900
American Tower Corp., 7%, 2017 (n)	660,000	663,300
Centennial Communications Corp., 10.125%, 2013	605,000	635,250
MetroPCS Communications Wireless, Inc., 9.25%, 2014	1,150,000	1,081,000
Wind Acquisition Finance S.A., 10.75%, 2015 (n)	1,620,000	1,765,800

		$5,394,250

Transportation – Services – 0.7%
Hertz Corp., 8.875%, 2014	$2,440,000	$2,473,550

Utilities – Electric Power – 5.6%
AES Corp., 9.375%, 2010	$1,595,000	$1,674,750
Dynegy Holdings, Inc., 7.5%, 2015	900,000	841,500
Edison Mission Energy, 7%, 2017	4,370,000	4,293,520
Intergen N.V., 9%, 2017 (n)	870,000	915,675
Mirant Americas Generation LLC, 8.3%, 2011	900,000	902,250
Mirant North American LLC, 7.375%, 2013	1,390,000	1,393,475

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
NRG Energy, Inc., 7.375%, 2016	$5,000,000	$4,875,000
Reliant Energy, Inc., 6.75%, 2014	520,000	521,300
Reliant Energy, Inc., 7.875%, 2017	2,475,000	2,450,250
Sierra Pacific Resources, 8.625%, 2014	795,000	849,483

		$18,717,203

Total Bonds (Identified Cost, $297,278,470)		$286,680,697

FLOATING RATE LOANS (g)(r) – 8.9%
Aerospace – 0.3%
Hawker Beechcraft Acquisition Co., Letter of Credit, 6.93%, 2014	$42,294	$40,109
Hawker Beechcraft Acquisition Co., Term Loan, 6.83%, 2014	1,033,804	980,391

		$1,020,500

Automotive – 1.5%
Allison Transmission, Inc., Term Loan B, 7.96%, 2014	$575,376	$536,682
Ford Motor Co., Term Loan B, 8%, 2013	1,785,388	1,649,500
Goodyear Tire & Rubber Co., Second Lien Term Loan, 6.43%, 2014	2,166,541	2,027,748
Mark IV Industries, Inc., Second Lien Term Loan, 10.76%, 2011	1,014,271	943,272

		$5,157,202

Broadcasting – 0.8%
Gray Television, Inc., Term Loan, 6.73%, 2014	$815,159	$757,079
Univision Communications, Inc., Term Loan B, 7.2%, 2014 (o)	2,056,733	1,872,142

		$2,629,221

Building – 0.2%
Building Materials Corp. of America, Second Lien Term Loan, 10.68%, 2014 (o)	$1,106,406	$797,996

Cable TV – 1.1%
Charter Communications Operating LLC, Term Loan, 6.99%, 2014	$1,676,075	$1,564,465
CSC Holdings, Inc., Incremental Term Loan, 6.89%, 2013	1,241,229	1,171,540
Mediacom Illinois LLC, Term Loan A, 6.52%, 2011	1,117,793	1,036,754

		$3,772,759

Chemicals – 0.5%
Celanese AG, Term Loan B, 6.97%, 2014	$1,754,636	$1,690,403

Computer Software – 0.3%
First Data Corp., Term Loan B-1, 7.63%, 2014	$878,626	$833,116

Containers – 0.1%
Altivity Packaging LLC, Second Lien Term Loan, 9.98%, 2013	$84,373	$84,426
Altivity Packaging LLC, Second Lien Term Loan, 9.98%, 2013	263,666	263,831

		$348,257

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
Food & Beverages – 0.7%
Dean Foods Co., Term Loan B, 6.58%, 2014	$1,346,022	$1,268,625
Dole Food Co., Inc., Letter of Credit, 6.99%, 2013	112,095	103,548
Dole Food Co., Inc., Term Loan, 7.16%, 2013	247,800	228,906
Dole Food Co., Inc., Term Loan C, 7.21%, 2013	826,002	763,019

		$2,364,098

Forest & Paper Products – 0.5%
Georgia-Pacific Corp., Term Loan, 6.86%, 2012	$1,710,973	$1,628,455
Georgia-Pacific Corp., Term Loan B-2, 6.83%, 2012	113,876	108,384

		$1,736,839

Medical & Health Technology & Services – 1.2%
Advanced Medical Optics, Inc., Term Loan, 6.66%, 2014	$669,556	$624,361
Community Health Systems, Inc., Term Loan B, 7.33%, 2014	1,009,225	970,370
HCA, Inc., Term Loan B, 7.08%, 2013	2,320,206	2,232,975

		$3,827,706

Natural Gas – Pipeline – 0.2%
Kinder Morgan, Term Loan, 6.35%, 2014	$577,359	$573,245

Pollution Control – 0.4%
Allied Waste North America, Inc., Term Loan, 6.58%, 2012	$788,038	$752,796
Allied Waste North America, Inc., Term Loan A, Credit Linked Deposit, 6.62%, 2012	498,317	476,031

		$1,228,827

Printing & Publishing – 0.4%
Nielsen Finance LLC, Term Loan B, 7.27%, 2013	$1,453,146	$1,375,559

Retailers – 0.3%
Neiman-Marcus Group, Inc., Term Loan, 2013 (o)	$1,113,546	$1,069,433

Specialty Stores – 0.4%
Michaels Stores, Inc., Term Loan B, 7.61%, 2013	$1,472,898	$1,350,566

Total Floating Rate Loans (Identified Cost, $31,373,213)		$29,775,727

COMMON STOCKS – 2.0%
Automotive – 0.0%
Oxford Automotive, Inc. (a)	82	$0

Cable TV – 0.6%
Comcast Corp., “A” (a)	76,800	$1,402,368
Time Warner Cable, Inc. (a)	18,500	510,600

		$1,912,968

Construction – 0.3%
Goodman Global, Inc. (a)	38,400	$942,336

Consumer Goods & Services – 0.0%
Central Garden & Pet Co. (a)	15,100	$86,976

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 0.1%
Intel Corp.	15,600	$415,896

Energy – Integrated – 0.2%
Chevron Corp.	6,600	$615,978

Forest & Paper Products – 0.1%
Louisiana-Pacific Corp.	16,100	$220,248

Major Banks – 0.1%
Bank of America Corp.	3,800	$156,788
JPMorgan Chase & Co.	3,800	165,870

		$322,658

Pharmaceuticals – 0.1%
Johnson & Johnson	6,200	$413,540

Printing & Publishing – 0.0%
Golden Books Family Entertainment, Inc. (a)	2,125	$0

Real Estate – 0.2%
Host Hotels & Resorts, Inc., REIT	32,300	$550,392

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued

Telephone Services – 0.3%
Windstream Corp.	79,000	$1,028,580

Total Common Stocks (Identified Cost, $7,580,356)		$6,509,572

PREFERRED STOCKS – 0.0%
Real Estate – 0.0%
HRPT Properties Trust, “B”, REIT, 8.75% (Identified Cost, $19,145)	700	$17,472

SHORT-TERM OBLIGATIONS – 1.8%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$6,068,000	$6,067,306

Total Investments (Identified Cost, $342,318,490) (k)		$329,050,774

OTHER ASSETS, LESS LIABILITIES – 1.8%		6,116,195

Net Assets – 100.0%		$335,166,969

(a)	Non-income producing security.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end.

(k)	As of December 31, 2007, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $278,479,729 and 84.63% of market value. An independent pricing service provided an evaluated bid for 84.63% of the market value.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $49,929,869, representing 14.9% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates will be determined.

(p)	Payment-in-kind security.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(y)	The rate shown represents an annualized yield at time of purchase.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Acquisition Cost	Current Market Value
Airlie LCDO Ltd., CDO, FRN, 7.11%, 2011	10/13/06	$677,000	$597,317
Anthracite Ltd., CDO, 6%, 2037	5/14/02	187,171	202,547
Arbor Realty Mortgage Securities, CDO, FRN, 7.48%, 2038	12/20/05	686,380	599,251
Asset Securitization Corp., FRN, 8.825%, 2029	1/25/05	1,726,172	2,075,000
CWCapital Cobalt Ltd., CDO, “F”, FRN, 6.365%, 2050	4/12/06	500,000	348,440
NewPage Holdings Corp., 10%, 2012	12/07/07-12/11/07	1,044,694	1,040,175
Nuveen Investments, Inc., 10.5%, 2015	10/31/07	985,000	981,306
VTB Capital S.A., 6.609%, 2012	10/25/07	380,000	372,970
Wachovia Credit, CDO, FRN, 6.233%, 2026	6/08/06	372,000	300,156
Total Restricted Securities			$6,517,162
% of Net Assets			1.9%

10

Portfolio of Investments – continued

Unfunded Loan Commitments

As of December 31, 2007, the portfolio had the following unfunded loan commitments of $122,171, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)
Community Health Systems, Inc., Delayed Draw Term Loan, 2014	$ 50,757	$ (1,954)
Univision Communications, Inc., Delayed Draw Term Loan, 2014	71,414	(1,897)
	$ 122,171	$ (3,851)

Derivative Contracts at 12/31/07

Futures contracts outstanding at 12/31/07

Description	Contracts	Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note (Long)	20	$2,327,500	Mar-08	$(12,101)

Swap Agreements at 12/31/07

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Credit Default Swaps
6/20/09	USD	650,000	JPMorgan Chase Bank	4.80% (fixed rate)	(1)	$ (37,109)
6/20/09	USD	1,300,000	JPMorgan Chase Bank	4.10% (fixed rate)	(1)	(86,385)
6/20/12	USD	3,200,000	JPMorgan Chase Bank (a)	(2)	4.21% (fixed rate)	151,917
6/20/12	USD	650,000	Morgan Stanley Capital Services, Inc.	4.15% (fixed rate)	(3)	(116,637)
6/20/12	USD	1,300,000	Morgan Stanley Capital Services, Inc.	3.76% (fixed rate)	(3)	(248,572)
9/20/12	USD	1,300,000	Goldman Sachs International	3.75% (fixed rate)	(4)	7,653
3/20/17	USD	215,000	JPMorgan Chase Bank	(5)	0.78% (fixed rate)	(1,523)
3/20/17	USD	215,000	JPMorgan Chase Bank	(5)	0.80% (fixed rate)	(1,854)
3/20/17	USD	220,000	Merrill Lynch International	(5)	0.81% (fixed rate)	(1,518)

						$ (334,028)

(1)	Fund to pay notional amount upon a defined credit event by Abitibi Consolidated, Inc., 8.375%, 4/1/15.

(2)	Fund to receive notional amount upon a defined credit event by a reference obligation specified in the CDX High Yield Index.

(3)	Fund to pay notional amount upon a defined credit event by Bowater, Inc., 6.5%, 6/15/13.

(4)	Fund to pay notional amount upon a defined credit event by Allied Waste, Inc., 7.375%, 4/15/14.

(5)	Fund to receive notional amount upon a defined credit event by Waste Management, Inc., 7.375%, 8/1/10.

(a)	Premiums paid by the fund amounted to $160,724.

At December 31, 2007, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLN	Credit-Linked Note

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

REIT	Real Estate Investment Trust

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value (identified cost, $342,318,490)	$329,050,774
Cash	49,061
Restricted cash	270,000
Receivable for daily variation margin on open futures contracts	13,750
Receivable for investments sold	2,536,244
Receivable for fund shares sold	28,501
Interest and dividends receivable	6,264,366
Swaps, at value (premiums paid, $160,724)	159,570
Other assets	6,064
Total assets		$338,378,330
Liabilities
Payable for investments purchased	$2,263,893
Payable for fund shares reacquired	290,418
Swaps, at value	493,598
Unrealized depreciation on unfunded loan commitments	3,851
Payable to affiliates
Management fee	25,789
Shareholder servicing costs	1,445
Distribution fees	304
Administrative services fee	192
Payable for independent trustees’ compensation	1,215
Accrued expenses and other liabilities	130,656
Total liabilities		$3,211,361
Net assets		$335,166,969
Net assets consist of
Paid-in capital	$336,049,195
Unrealized appreciation (depreciation) on investments	(13,778,420)
Accumulated net realized gain (loss) on investments	(14,286,053)
Undistributed net investment income	27,182,247
Net assets		$335,166,969
Shares of beneficial interest outstanding		35,217,144
Initial Class shares
Net assets	$324,080,831
Shares outstanding	34,046,452
Net asset value per share		$9.52
Service Class shares
Net assets	$11,086,138
Shares outstanding	1,170,692
Net asset value per share		$9.47

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Income
Interest	$29,271,014
Dividends	156,335
Total investment income		$29,427,349
Expenses
Management fee	$2,747,501
Distribution fees	30,105
Shareholder servicing costs	128,235
Administrative services fee	69,712
Independent trustees' compensation	13,038
Custodian fee	73,988
Shareholder communications	109,855
Auditing fees	56,865
Legal fees	4,201
Miscellaneous	19,326
Total expenses		$3,252,826
Fees paid indirectly	(3,412)
Reduction of expenses by investment adviser	(184,845)
Net expenses		$3,064,569
Net investment income		$26,362,780
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$767,721
Futures contracts	(178,960)
Swap transactions	212,053
Net realized gain (loss) on investments		$800,814
Change in unrealized appreciation (depreciation)
Investments	$(20,471,389)
Futures contracts	193,823
Swap transactions	(494,752)
Unfunded loan commitments	(3,851)
Net unrealized gain (loss) on investments		$(20,776,169)
Net realized and unrealized gain (loss) on investments		$(19,975,355)
Change in net assets from operations		$6,387,425

See Notes to Financial Statements

13

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$26,362,780	$25,107,921
Net realized gain (loss) on investments and foreign currency transactions	800,814	(47,788)
Net unrealized gain (loss) on investments and foreign currency translation	(20,776,169)	10,046,206
Change in net assets from operations	$6,387,425	$35,106,339
Distributions declared to shareholders
From net investment income
Initial Class	$(24,944,300)	$(27,103,042)
Service Class	(830,071)	(793,009)
Total distributions declared to shareholders	$(25,774,371)	$(27,896,051)
Change in net assets from fund share transactions	$(12,454,874)	$(5,521,813)
Total change in net assets	$(31,841,820)	$1,688,475
Net assets
At beginning of period	367,008,789	365,320,314
At end of period (including undistributed net investment income of $27,182,247 and $25,773,727, respectively)	$335,166,969	$367,008,789

See Notes to Financial Statements

14

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004		2003
Net asset value, beginning of period	$10.04	$9.87	$10.37	$9.97		$8.81
Income (loss) from investment operations
Net investment income (d)	$0.71	$0.68	$0.67	$0.68		$0.68
Net realized and unrealized gain (loss) on investments and foreign currency	(0.52)	0.29	(0.48)	0.19		0.87
Total from investment operations	$0.19	$0.97	$0.19	$0.87		$1.55
Less distributions declared to shareholders
From net investment income	$(0.71)	$(0.80)	$(0.69)	$(0.47)		$(0.39)
Net asset value, end of period	$9.52	$10.04	$9.87	$10.37		$9.97
Total return (%) (k)(r)(s)	1.77	10.37	2.16	9.15		17.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.91	0.90	0.86		0.89
Expenses after expense reductions (f)	0.83	0.88	0.90	0.89	(e)	0.90	(e)
Net investment income	7.21	7.06	6.81	6.86		7.23
Portfolio turnover	73	92	56	63		82
Net assets at end of period (000 Omitted)	$324,081	$355,113	$355,264	$379,246		$319,245

See Notes to Financial Statements

15

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004		2003
Net asset value, beginning of period	$9.99	$9.80	$10.29	$9.91		$8.77
Income (loss) from investment operations
Net investment income (d)	$0.68	$0.66	$0.68	$0.65		$0.65
Net realized and unrealized gain (loss) on investments and foreign currency	(0.52)	0.27	(0.50)	0.19		0.88
Total from investment operations	$0.16	$0.93	$0.18	$0.84		$1.53
Less distributions declared to shareholders
From net investment income	$(0.68)	$(0.74)	$(0.67)	$(0.46)		$(0.39)
Net asset value, end of period	$9.47	$9.99	$9.80	$10.29		$9.91
Total return (%) (k)(r)(s)	1.54	9.99	2.05	8.82		17.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.16	1.15	1.11		1.14
Expenses after expense reductions (f)	1.08	1.13	1.15	1.14	(e)	1.15	(e)
Net investment income	6.96	6.81	6.38	6.62		6.99
Portfolio turnover	73	92	56	63		82
Net assets at end of period (000 Omitted)	$11,086	$11,896	$10,056	$55,562		$40,955

(d)	Per share data are based on average shares outstanding.

(e)	Ratio includes a reimbursement fee for expenses borne by MFS in prior years under the then existing expense reimbursement agreement.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Income Series (the fund) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans. As of December 31, 2007, there were 28 shareholders.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which such futures contracts are primarily traded. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

17

Notes to Financial Statements – continued

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Derivative instruments include futures contracts and swap agreements.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swap Agreements – The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Upfront payments received or made at the inception of the swap are reflected as premiums paid or received on the Statements of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund’s custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market movement of the underlying instrument. All swap agreements entered into by the fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

The fund holds a credit default swap in which one party makes a stream of payments based on a fixed percentage applied to the notional amount to another party in exchange for the right to receive a specified return in the event of a default by a third party, such as a corporate issuer or foreign issuer, on its obligation. The fund may enter into credit default swaps to limit or to reduce its risk exposure to defaults of corporate and sovereign issuers or to create direct or synthetic short or long exposure to corporate debt securities or certain sovereign debt securities to which it is not otherwise exposed.

18

Notes to Financial Statements – continued

Hybrid Instruments – The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indexes, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At December 31, 2007, the portfolio had unfunded loan commitments of $122,171, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

19

Notes to Financial Statements – continued

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$25,774,371	$27,896,051

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$343,359,962
Gross appreciation	2,092,052
Gross depreciation	(16,401,240)
Net unrealized appreciation (depreciation)	$(14,309,188)
Undistributed ordinary income	26,845,402
Capital loss carryforwards	(13,414,589)
Other temporary differences	(3,851)

As of December 31, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/09	$(1,979,638)
12/31/10	(8,888,518)
12/31/13	(192,521)
12/31/14	(2,353,912)
$(13,414,589)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.70% for the first $1 billion of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. This management fee reduction amounted to $183,167, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management, distribution, and certain other fees and expenses, such that operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written agreement will continue through April 30, 2008 unless changed or rescinded by the fund’s Board of Trustees. For the year ended December 31, 2007, the funds actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2007, the fee was $128,217, which equated to 0.035% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2007, these costs amounted to $0. The fund may also pay shareholder servicing related costs to non-related parties.

20

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0190% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $2,328. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $1,678, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations were as follows:

	Purchases	Sales
U.S. government securities	$—	$1,499,487
Investments (non-U.S. government securities)	$250,030,723	$248,507,161

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,581,378	$34,938,097	4,346,709	$41,824,785
Service Class	198,130	1,977,299	246,541	2,390,147
	3,779,508	$36,915,396	4,593,250	$44,214,932
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,587,583	$24,944,300	2,892,534	$27,103,042
Service Class	86,376	830,071	84,813	793,009
	2,673,959	$25,774,371	2,977,347	$27,896,051
Shares reacquired
Initial Class	(7,496,994)	$(72,180,784)	(7,855,022)	$(76,017,847)
Service Class	(304,319)	(2,963,857)	(167,498)	(1,614,949)
	(7,801,313)	$(75,144,641)	(8,022,520)	$(77,632,796)
Net change
Initial Class	(1,328,033)	$(12,298,387)	(615,779)	$(7,090,020)
Service Class	(19,813)	(156,487)	163,856	1,568,207
	(1,347,846)	$(12,454,874)	(451,923)	$(5,521,813)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $1,939 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS High Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Series (one of the series comprising MFS Variable Insurance Trust) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS High Income Series as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

22

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
INTERESTED TRUSTEES
Robert J. Manning(k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen(k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); MIT Sloan School (education), Senior Lecturer (since 2006); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Robert E. Butler(n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare

David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director

William R. Gutow (born 9/27/41)	Trustee	December 1993

Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)

Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Maria F. Dwyer(k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

23

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
David L. DiLorenzo(k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan(k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

Richard S. Weitzel(k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

24

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers John Addeo David Cole

25

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“MFS peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review

26

Board Review of Investment Advisory Agreement – continued

meetings in 2006, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The independent Trustees further noted that the Fund’s relative performance for the three-year period ended December 31, 2006 had improved in comparison to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets up to $1 billion, and to waive a further portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval, and that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account the advisory fee waiver and the expense limitation), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

27

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS fund’s proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

28

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2007 and 2006, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2007	2006
Fees billed by Deloitte:
MFS Core Equity Series	41,135	36,996
MFS Emerging Growth Series	41,135	36,996
MFS Global Equity Series MFS High Income Series	40,456	36,364
MFS Investors Growth Stock Series	50,643	45,851
MFS Investors Trust Series	40,456	36,364
MFS Mid Cap Growth Series	40,456	36,364
MFS Money Market Series	40,456	36,364
MFS New Discovery Series	24,834	21,816
MFS Research Bond Series	40,456	36,364
MFS Research International Series	50,643	45,851
MFS Research Series	40,447	36,364
MFS Strategic Income Series	41,135	36,996
MFS Total Return Series	50,643	45,851
MFS Utilities Series	53,360	48,381
MFS Value Series	40,456	36,364
Total	41,135	36,996

	677,846	610,282

For the fiscal years ended December 31, 2007 and 2006, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2007	2006	2007	2006	2007	2006
Fees billed by Deloitte:
To MFS Core Equity Series	2,400	2,400	4,900	4,650	1,298	379
To MFS Emerging Growth Series	2,400	2,400	4,900	4,650	1,298	379
To MFS Global Equity Series	2,400	2,400	4,900	4,650	1,298	379
To MFS High Income Series	2,400	2,400	4,900	4,650	1,298	379
To MFS Investors Growth Stock Series	2,400	2,400	4,900	4,650	1,298	379
To MFS Investors Trust Series	2,400	2,400	4,900	4,650	1,298	379
To MFS Mid Cap Growth Series	2,400	2,400	4,900	4,650	1,298	379
To MFS Money Market Series	2,400	2,400	4,900	4,650	1,298	379
To MFS New Discovery Series	2,400	2,400	4,900	4,650	1,298	379
To MFS Research Bond Series	2,400	2,400	4,900	4,650	1,298	379
To MFS Research International Series	2,400	2,400	4,900	4,650	1,298	379
To MFS Research Series	2,400	2,400	4,900	4,650	1,298	379
To MFS Strategic Income Series	2,400	2,400	4,900	4,650	1,298	379
To MFS Total Return Series	2,400	2,400	4,900	4,650	1,298	379
To MFS Utilities Series	2,400	2,400	4,900	4,650	1,298	379
To MFS Value Series	2,400	2,400	4,900	4,650	1,298	379

Total fees billed by Deloitte To above Funds:	38,400	38,400	78,400	74,400	20,768	6,064
To MFS and MFS Related Entities of MFS Core Equity Series*	1,189,135	981,825	0	0	366,217	392,962
To MFS and MFS Related Entities of MFS Emerging Growth Series*	1,189,135	981,825	0	0	366,217	392,962
To MFS and MFS Related Entities of MFS Global Equity Series*	1,189,135	981,825	0	0	366,217	392,962
To MFS and MFS Related Entities of MFS High Income Series*	1,189,135	981,825	0	0	366,217	392,962
To MFS and MFS Related Entities of MFS Investors Growth Stock Series*	1,189,135	981,825	0	0	366,217	392,962
To MFS and MFS Related Entities of MFS Investors Trust Series*	1,189,135	981,825	0	0	366,217	392,962
To MFS and MFS Related Entities of MFS Mid Cap Growth Series*	1,189,135	981,825	0	0	366,217	392,962
To MFS and MFS Related Entities of MFS Money Market Series*	1,189,135	981,825	0	0	366,217	392,962
To MFS and MFS Related Entities of MFS New Discovery Series*	1,189,135	981,825	0	0	366,217	392,962
To MFS and MFS Related Entities of MFS Research Bond Series*	1,189,135	981,825	0	0	366,217	392,962
To MFS and MFS Related Entities of MFS Research International Series*	1,189,135	981,825	0	0	366,217	392,962
To MFS and MFS Related Entities of MFS Research Series*	1,189,135	981,825	0	0	366,217	392,962
To MFS and MFS Related Entities of MFS Strategic Income Series*	1,189,135	981,825	0	0	366,217	392,962
To MFS and MFS Related Entities of MFS Total Return Series*	1,189,135	981,825	0	0	366,217	392,962
To MFS and MFS Related Entities of MFS Utilities Series*	1,189,135	981,825	0	0	366,217	392,962
To MFS and MFS Related Entities of MFS Value Series*	1,189,135	981,825	0	0	366,217	392,962

Aggregate fees for non-audit services:

	2007	2006
To MFS Core Equity Series, MFS and MFS Related Entities#	1,776,325	1,525,401
To MFS Emerging Growth Series, MFS and MFS Related Entities#	1,776,325	1,525,401
To MFS Global Equity Series, MFS and MFS Related Entities#	1,776,325	1,525,401
To MFS High Income Series, MFS and MFS Related Entities#	1,776,325	1,525,401
To MFS Investors Growth Stock Series, MFS and MFS Related Entities#	1,776,325	1,525,401
To MFS Investors Trust Series, MFS and MFS Related Entities#	1,776,325	1,525,401
To MFS Mid Cap Growth Series, MFS and MFS Related Entities#	1,776,325	1,525,401
To MFS Money Market Series, MFS and MFS Related Entities#	1,776,325	1,525,401
To MFS New Discovery Series, MFS and MFS Related Entities#	1,776,325	1,525,401
To MFS Research Bond Series, MFS and MFS Related Entities#	1,776,325	1,525,401
To MFS Research International Series, MFS and MFS Related Entities#	1,776,325	1,525,401
To MFS Research Series, MFS and MFS Related Entities#	1,776,325	1,525,401
To MFS Strategic Income Series, MFS and MFS Related Entities#	1,776,325	1,525,401
To MFS Total Return Series, MFS and MFS Related Entities#	1,776,325	1,525,401
To MFS Utilities Series, MFS and MFS Related Entities#	1,776,325	1,525,401
To MFS Value Series, MFS and MFS Related Entities#	1,776,325	1,525,401

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”, including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, and analysis of certain portfolio holdings verses investment styles.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MFS VARIABLE INSURANCE TRUST

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: February 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: February 15, 2008

By (Signature and Title)*	TRACY ATKINSON
Tracy Atkinson, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 15, 2008

*	Print name and title of each signing officer under his or her signature.